SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [ ]

Pre-Effective Amendment No. _____                                     [ ]

Post-Effective Amendment No. 47   (File No. 2-63552)                  [x]
                             ---

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [ ]

Amendment No. 48  (File No. 811-2901)                                  [x]
              ---


AXP HIGH YIELD TAX-EXEMPT SERIES, INC.
50606 Ameriprise Financial Center
Minneapolis, MN  55474

Leslie L. Ogg
901 S. Marquette Avenue, Suite 2810
Minneapolis, MN  55402-3268
(612) 330-9283

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)
    [X] on Jan. 27, 2006 pursuant to  paragraph (b)
    [ ] 60 days after  filing  pursuant to paragraph (a)(1)
    [ ] on (date) pursuant to paragraph (a)(1)
    [ ] 75 days after filing pursuant to paragraph (a)(2)
    [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

    [ ] This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PROSPECTUS

[RIVERSOURCE(SM) INVESTMENTS LOGO]

RIVERSOURCE(SM)
TAX-EXEMPT HIGH INCOME FUND

PROSPECTUS JAN. 27, 2006

- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND (FORMERLY AXP(R) HIGH YIELD TAX-EXEMPT FUND) SEEKS TO PROVIDE SHAREHOLDERS WITH A HIGH YIELD GENERALLY EXEMPT FROM FEDERAL INCOME TAXES.


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

YOU MAY QUALIFY FOR SALES CHARGE DISCOUNTS ON PURCHASES OF CLASS A SHARES. PLEASE NOTIFY YOUR FINANCIAL ADVISOR OR INVESTMENT PROFESSIONAL IF YOU HAVE OTHER ACCOUNTS HOLDING SHARES OF RIVERSOURCE FUNDS TO DETERMINE WHETHER YOU QUALIFY FOR A SALES CHARGE DISCOUNT. SEE "BUYING AND SELLING SHARES" FOR MORE INFORMATION.


NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

TABLE OF CONTENTS

THE FUND                                                       3p

Objective                                                      3p

Principal Investment Strategies                                3p

Principal Risks                                                4p

Past Performance                                               5p


Fees and Expenses                                              8p

Other Investment Strategies and Risks                          9p

Fund Management and Compensation                              10p

BUYING AND SELLING SHARES                                     14p

Transactions Through Unaffiliated  Financial Intermediaries   14p

Valuing Fund Shares                                           15p

Investment Options                                            15p

Purchasing Shares                                             17p

Sales Charges                                                 20p

Exchanging/Selling Shares                                     25p

DISTRIBUTIONS AND TAXES                                       28p

Dividends and Capital  Gain Distributions                     28p

Reinvestments                                                 29p

Taxes                                                         29p

FINANCIAL HIGHLIGHTS                                          30p

APPENDIX                                                      34p

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THE FUND

OBJECTIVE

RiverSource Tax-Exempt High Income Fund (the Fund) seeks to provide shareholders with a high yield generally exempt from federal income taxes. Because any investment involves risk, achieving this objective cannot be guaranteed.


PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest at least 80% of its net assets in municipal bonds and in other debt obligations issued by or on behalf of state or local governmental units whose interest is exempt from federal income tax and is not subject to the alternative minimum tax (AMT). However, the Fund may invest up to 20% of its net assets in debt obligations the interest from which is subject to AMT. The Fund invests its assets in medium and higher quality municipal bonds and other debt obligations. The Fund may also invest in lower-quality bonds which help to obtain a higher portfolio yield. Lower-quality bonds, often called "junk bonds" include securities that are below investment grade, commonly defined as bonds receiving a Standard & Poor's rating below BBB or a Moody's rating below Baa or non-rated securities of comparable quality.


In pursuit of the Fund's objective, the Fund's investment manager (RiverSource Investments, LLC) chooses investments by:

- Considering opportunities and risks in municipal obligations given current and expected interest rates.


- Targeting an average portfolio duration within one year of the duration of the Lehman Brothers 3-Plus Year Municipal Bond Index which as of Nov. 30, 2005, was 6.79 years. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a five-year duration means a bond is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.


-  Identifying municipal obligations that:

   -  range from high to lower credit quality, including non-rated securities,

   - have maturities that represent the full spectrum of the municipal yield curve,

   -  the investment manager believes represent strong relative value, and

   - have characteristics (coupon, call, maturity, etc.) that fit our investment strategy at the time of purchase.

- Identifying investments that contribute to portfolio diversification. The investment manager modifies relative exposure to certain credits, sectors, maturities, states, or bond structures based on the investment manager's opinion of relative value and expected market trends.

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In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

-  The security is overvalued relative to alternative investments.

- The issuer's credit rating declines or the investment manager expects a decline in the issuer's creditworthiness (the Fund may continue to own securities that are downgraded until the investment manager believes it is advantageous to sell).

- Political, economic, or other events could negatively affect the issuer's performance.

-  The investment manager expects the issuer to call the security.

-  The investment manager identifies a more attractive investment opportunity.

- The issuer or the security continues to meet the other standards described above.

PRINCIPAL RISKS


Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in each Fund include:


ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio manager to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, may react more to perceived changes in the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Non-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade bonds.

INTEREST RATE RISK. The risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.

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PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart, and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

BAR CHART. Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart.


TABLE. The table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods.


Past performance for Class Y for the periods prior to March 20, 1995 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, but not differences in annual Fund operating expenses. For purposes of the performance calculation in the table we assumed:

-  the maximum sales charge for Class A shares,

- sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares,

-  no sales charge for Class Y shares, and

- no adjustments for taxes paid by an investor on the reinvested income and capital gains.

AFTER-TAX RETURNS

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

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[CHART]

                            CLASS A SHARE PERFORMANCE
                            (BASED ON CALENDAR YEARS)

1996      2.71
1997      9.37
1998      5.58
1999     -2.69
2000      9.51
2001      3.94
2002      8.27
2003      4.66
2004      3.58
2005      2.91


During the periods shown in the bar chart, the highest return for a calendar quarter was +4.58% (quarter ended Sept. 30, 2002) and the lowest return for a calendar quarter was -2.32% (quarter ended June 30, 2004).


The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.


The Fund's Class A year-to-date return at Dec. 31, 2005 was +2.91%.

The Fund formerly was a "feeder" fund in a master/feeder arrangement where the Fund invested all of its assets in a corresponding "master" fund with an identical investment objective and investment strategies. As of Oct. 14, 2005, the Fund became a stand-alone fund that invests directly in a portfolio of securities. The information shown in the table and in the financial highlights for the Fund includes the activity of the Fund when it was a feeder in a master/feeder arrangement.


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AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2005)



                                                                                               SINCE
                                                           1 YEAR     5 YEARS   10 YEARS   INCEPTION (C)
RiverSource Tax-Exempt High Income:
  Class A
     Return before taxes                                    -1.97%     +3.64%     +4.22%        N/A
     Return after taxes on distributions                    -2.06%     +3.31%     +4.05%        N/A
     Return after taxes on distributions
     and sale of fund shares                                +0.13%     +3.46%     +4.17%        N/A
  Class B
     Return before taxes                                    -2.57%     +3.57%     +3.94         N/A
  Class C
     Return before taxes                                    +1.14%     +3.87        N/A       +4.61%(a)
  Class Y
     Return before taxes                                    +3.05%     +4.73%     +4.84         N/A
Lehman Brothers 3-Plus Year Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)         +3.76%     +5.86%     +5.91%      +6.69%(b)
Lipper General Municipal Debt Funds Index                   +3.70%     +5.18%     +5.08%      +5.95%(b)



(a) Inception date is June 26, 2000.
(b) Measurement period started July 1, 2000.


The Lehman Brothers 3-Plus Year Municipal Bond Index, an unmanaged index, is a market value-weighted index of investment-grade fixed-rate municipal bonds with maturities of three years or more. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper General Municipal Debt Funds Index includes the 30 largest municipal debt funds tracked by Lipper Inc. The index's returns include net reinvested dividends.




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FEES AND EXPENSES


Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                           CLASS A   CLASS B    CLASS C    CLASS Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                          4.75%     none       none       none
Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)      none(b)      5%         1%      none

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:               CLASS A   CLASS B     CLASS C   CLASS Y
Management fees                                              0.45%     0.45%       0.45%     0.45%
Distribution (12b-1) fees                                    0.25%     1.00%       1.00%     0.00%
Other expenses(c)                                            0.13%     0.14%       0.14%     0.23%
Total                                                        0.83%     1.59%       1.59%     0.68%
Fee waiver/expense reimbursement                             0.04%     0.04%       0.04%     0.04%
Net expenses(d)                                              0.79%     1.55%       1.55%     0.64%


(a) This charge may be reduced depending on the value of your total investments in RiverSource funds. See "Sales Charges."
(b) For Class A purchases over $1,000,000 on which no sales charge is assessed, a 1% sales charge may apply if you sell your shares within one year after purchase.
(c) Other expenses include an administrative services fee, a transfer agency fee, a custody fee and other nonadvisory expenses and, for Class Y shares, a shareholder service fee.

(d) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Nov. 30, 2006, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses will not exceed 0.79% for Class A; 1.55% for Class B; 1.55% for Class C and 0.64% for Class Y.


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EXAMPLES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                        1 YEAR      3 YEARS    5 YEARS    10 YEARS
Class A(a)                                $552        $724      $  911      $1,452
Class B                                   $658(b)     $898(b)   $1,063(b)   $1,686(c)
Class C                                   $258(b)     $498      $  863      $1,891
Class Y                                   $ 65        $214      $  375      $  846


(a) Includes a 4.75% sales charge.
(b) Includes the applicable CDSC.
(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:


                                        1 YEAR      3 YEARS    5 YEARS    10 YEARS
Class A(a)                                $552        $724        $911      $1,452
Class B                                   $158        $498        $863      $1,686(b)
Class C                                   $158        $498        $863      $1,891
Class Y                                   $ 65        $214        $375      $  846


(a) Includes a 4.75% sales charge.
(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

OTHER INVESTMENT STRATEGIES AND RISKS


OTHER INVESTMENT STRATEGIES. In addition to the principal investment strategies previously described, the Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. Additionally, the Fund may use derivatives (financial instruments where the value depends upon, or is derived from, the value of something else) such as futures, options and forward contracts, to produce incremental earnings, to hedge existing positions or to increase flexibility. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, liquidity, interest rate and credit risk. In addition, a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund using derivatives. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives. For more information on strategies and holdings, and the risks of such strategies, including other derivative instruments that the Fund may use, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.


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UNUSUAL MARKET CONDITIONS. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance.


PORTFOLIO TURNOVER. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."


SECURITIES TRANSACTION COMMISSIONS. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.

DIRECTED BROKERAGE. The Fund's Board of Directors (Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource funds, and is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, institutional trust and custody, and employee benefit plan administration, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

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The Fund pays RiverSource Investments a fee for managing its assets. Under the
Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.45% of the Fund's average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent shareholder report.


PORTFOLIO MANAGER(S). The portfolio manager responsible for the day-to-day management of the Fund is:

David Kerwin, Portfolio Manager, CFA


-  Managed the Fund since August 2004.


-  Leader of the municipal sector team.


- Joined RiverSource Investments (previously American Express Financial Corporation) in 1985 as a municipal bond trader.


-  Began investment career in 1985.

-  BS, University of Minnesota.

The fixed income department of RiverSource Investments is divided into six sector teams, each of which includes a portfolio manager or portfolio managers and several analysts, and each of which specializes in a specific sector of the fixed income market. The Fund's portfolio manager leads the team that specializes in the sector in which the Fund primarily invests.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

ADDITIONAL SERVICES AND COMPENSATION

As described above, RiverSource Investments receives compensation for acting as the Fund's investment manager. RiverSource Investments and its affiliates also receive compensation for providing other services to the Fund.

ADMINISTRATION SERVICES. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the RiverSource funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."


CUSTODY SERVICES. Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the custodian or Ameriprise Trust Company), provides custody services to all but a limited number of the RiverSource funds, including this Fund for which U.S. Bank National Association provides custody services. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."


DISTRIBUTION SERVICES. Ameriprise Financial Services, Inc., 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the distributor or Ameriprise Financial Services), provides underwriting and distribution services to the RiverSource funds. Under the Distribution Agreement and related distribution and shareholder servicing plan(s), the distributor receives distribution and shareholder servicing fees. The distributor pays a portion of these fees to financial advisors and retains a portion of these fees to support its distribution and shareholder servicing activity. For third party sales, the distributor re-allows a portion of these fees to the

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11p -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2006 PROSPECTUS
financial intermediaries that sell Fund shares and provide services to shareholders, and retains a portion of these fees to support its distribution and shareholder servicing activity. Fees paid by the Fund for these services are set forth under "Distribution (12b-1) fees" in the expense table under "Fees and Expenses." More information on how these fees are used is set forth under "Investment Options" and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale (deferred sales charge). See "Shareholder Fees (fees paid directly from your investment)" under "Fees and Expenses" for the scheduled sales charge of each share class. See "Buying and Selling Shares" for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See "Other Investment Strategies and Risks" for fund policy regarding directed brokerage.

TRANSFER AGENCY SERVICES. RiverSource Service Corporation, 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the RiverSource funds. The RiverSource funds pay the transfer agent a fee, which varies by share class, as set forth in the SAI and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource funds are primarily sold through Ameriprise Financial Services which is allocated a portion of these fees for providing services to Fund shareholders. RiverSource Service Corporation may also pay a portion of these fees to other financial intermediaries that provide sub-recordkeeping and other services to Fund shareholders.

The SAI provides additional information about the services provided and the fee schedules for the agreements set forth above.

PAYMENTS TO FINANCIAL INTERMEDIARIES

RiverSource Investments and its affiliates may make additional cash payments out of their own resources to financial intermediaries, such as broker-dealers, banks, qualified plan administrators and recordkeepers, or other institutions, including inter-company allocation of resources to affiliated broker-dealers such as Ameriprise Financial Services (financial intermediaries) in connection with the sale of shares of the Fund and/or the provision of services to the Fund or its shareholders. These payments may create an incentive for the financial intermediary, its employees or registered representatives to recommend or sell shares of the Fund to its customers. These payments and inter-company allocations are in addition to any 12b-1 distribution and/or shareholder service fees or other amounts paid by the Fund under distribution or shareholder servicing plans, or paid by the Fund for shareholder account maintenance, sub-accounting or recordkeeping services provided directly by the financial intermediary providing such services. In exchange for these payments and inter-company allocations, RiverSource Investments and its affiliates may receive preferred access to registered representatives of a financial intermediary (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial intermediary (for example, the ability to advertise or directly interact with the financial intermediary's customers in order to sell the Fund). These arrangements are sometimes referred to as "revenue sharing payments." In some cases, these arrangements may create an incentive for a financial intermediary or its representatives to recommend or sell shares of a fund and may create a conflict of interest between a financial intermediary's

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

financial interest and its duties to its customers. Please contact the financial intermediary through which you are purchasing shares of the Fund for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund.

These payments and inter-company allocations are usually calculated based on a percentage of fund sales, and/or as a percentage of fund assets attributable to a particular financial intermediary. These payments may also be negotiated based on other criteria or factors including, but not limited to, the financial intermediary's affiliation with the investment manager, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships and the scope and quality of services it provides. The amount of payment or inter-company allocation may vary by financial intermediary and by type of sale (e.g., purchases of different share classes or purchases of the Fund through a qualified plan or through a wrap program), and may be significant.

From time to time, RiverSource Investments and its affiliates may make other payments, including non-cash compensation, to financial intermediaries or their representatives in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial intermediaries and their representatives are subject.

ADDITIONAL MANAGEMENT INFORMATION

MANAGER OF MANAGER EXEMPTION. The Fund has received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. Before the Fund may rely on the order, holders of a majority of the Fund's outstanding voting securities will need to approve operating the Fund in this manner. If shareholder approval is received, the Fund may add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. There is no assurance shareholder approval will be received, and no changes will be made without shareholder approval until that time.

FUND HOLDINGS DISCLOSURE. The Fund's Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the Fund's SAI.

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

BUYING AND SELLING SHARES

TRANSACTIONS THROUGH UNAFFILIATED FINANCIAL INTERMEDIARIES

Where authorized by the distributor, shares of the Fund may be available through certain 401(k) or other qualified plans, banks, broker-dealers or other institutions (financial intermediaries). These financial intermediaries may charge you additional fees for the services they provide and they may have different policies not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial intermediaries or their representatives through whom shares are held. Since the Fund may not have a record of your transactions, you should always contact the financial intermediary through whom you purchased the Fund to make changes to or give instructions concerning your account or to obtain information about your account. The Fund and the distributor are not responsible for the failure of one of these financial intermediaries to carry out its obligations to its customers.

AVAILABILITY AND TRANSFERABILITY OF FUND SHARES. Please consult your investment professional or financial intermediary to determine availability of the Fund. Currently, RiverSource funds may be purchased or sold through affiliated broker-dealers of RiverSource Investments, including Ameriprise Financial Services and Securities America, Inc. (Securities America), and through a limited number of unaffiliated institutions. If you set up an account at another financial intermediary, you will not be able to transfer RiverSource fund holdings to that account unless that institution has obtained a selling agreement with the distributor of the RiverSource funds. If you set up an account with an unaffiliated financial intermediary that does not have, and is unable to obtain, such a selling agreement, you must either maintain your position with Ameriprise Financial Services or Securities America, find another financial intermediary with such a selling agreement, or sell your shares, paying any applicable deferred sales charge. Please be aware that transactions in taxable accounts would generate a taxable event and may result in an increased income tax liability.

For more information, please call RiverSource Service Corporation at (888) 791-3380.

The public offering price for Class A shares of the Fund is the net asset value
(NAV) plus a sales charge, and for Class B, C, and Y shares, the NAV. Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the distributor. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, refer to the sections on "Purchasing Shares" and "Exchanging/Selling Shares," or contact your financial advisor or investment professional. If you buy or sell shares through an authorized financial intermediary, consult that firm to determine its procedures for accepting and processing orders. The financial intermediary may charge a fee for its services.

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

VALUING FUND SHARES

The NAV is the value of a single share of the Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. The Fund's securities are valued primarily on the basis of market quotations obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations are not readily available, securities are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of a security held by the Fund is materially affected by events that occur after the close of the primary market on which the security is traded but prior to the time as of which the Fund's NAV is determined. Valuing securities at fair value involves reliance on judgment. The fair value of a security is likely to differ from any available quoted or published price. To the extent that the Fund has significant holdings of tax-exempt securities that may trade infrequently, fair valuation may be used more frequently than for other funds.

Foreign investments are valued in U.S. dollars. Some of the Fund's securities may be listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. In that event, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or sell the Fund's shares.

INVESTMENT OPTIONS

1. CLASS A shares are sold to the public with a sales charge at the time of purchase and an annual distribution and shareholder servicing (12b-1) fee of 0.25%.

2. CLASS B shares are sold to the public with a contingent deferred sales charge
   (CDSC) and an annual distribution and shareholder servicing (12b-1) fee of 1.00%.

3. CLASS C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution and shareholder servicing (12b-1) fee of 1.00%. Class C shares redeemed within one year after purchase may be subject to a CDSC.

4. CLASS Y shares are sold to qualifying institutional investors without a sales charge or distribution fee, but with a separate shareholder servicing fee of 0.10%. Please see the SAI for information on eligibility requirements to purchase Class Y shares.

The distribution and shareholder servicing fees for Class A, Class B and Class C shares are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing the Fund's shares and providing services to Fund shareholders. These expenses include payment of distribution and shareholder servicing fees to financial intermediaries that sell shares of the Fund. Financial intermediaries receive shareholder servicing fees equal to 0.25% of the average daily net assets of Class A, Class B and Class C shares sold and held through them. For Class A and Class B shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor begins to pay these fees one year after purchase. Financial intermediaries also receive distribution fees equal to 0.75% of the average daily net assets of Class C shares sold and held through them, which

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15p -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2006 PROSPECTUS
the distributor begins to pay one year after purchase. For Class B shares, the Fund's distributor retains the 0.75% distribution fee in order to finance the payment of sales commissions to financial intermediaries that sell Class B shares, and to pay for other distribution related expenses. Financial intermediaries may compensate their financial advisors and investment professionals with the shareholder servicing and distribution fees paid to them by the distributor.

The shareholder servicing fees for Class Y shares are used to reimburse the distributor for providing services and assistance to shareholders regarding ownership of their shares or their accounts.

INVESTMENT OPTIONS SUMMARY

The Fund offers different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor or investment professional can help you with this decision.

The following table shows the key features of each class:

                               CLASS A                     CLASS B                   CLASS C                 CLASS Y
----------------------------------------------------------------------------------------------------------------------------------
AVAILABILITY                   Available to all            Available to all          Available to all        Limited to qualifying
                               investors.                  investors.                investors.              institutional
                                                                                                             investors.

INITIAL SALES CHARGE           Yes. Payable at time        No. Entire purchase       No. Entire purchase     No. Entire purchase
                               of purchase. Lower          price is invested in      price is invested in    price is invested in
                               sales charge for            shares of the Fund.       shares of the Fund.     shares of the Fund.
                               larger investments.

DEFERRED SALES CHARGE          On purchases over           Maximum 5% CDSC during    1% CDSC may apply if    None.
                               $1,000,000, 1% CDSC         the first year            you sell your shares
                               may apply if you sell       decreasing to 0% after    within one year after
                               your shares within one      six years.                purchase.
                               year after purchase.

12b-1 DISTRIBUTION FEE         Yes.                        Yes.                      Yes.                    Yes.
AND/OR SHAREHOLDER             0.25%                       1.00%                     1.00%                   0.10%
SERVICE FEE*

CONVERSION TO CLASS A          N/A                         Yes, automatically in     No.                     No.
                                                           ninth year of
                                                           ownership.

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of Class A, Class B and Class C shares. The Fund has also adopted a separate shareholder servicing plan to pay for servicing-related expenses related to Class Y shares. Because these fees are paid out of the Fund's assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.

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SHOULD YOU PURCHASE CLASS A, CLASS B OR CLASS C SHARES?

If your investments in RiverSource funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and CDSC for six years. Class B shares convert to Class A shares in the ninth year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for longer than one year. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial advisor or investment professional.

For more information, see the SAI.

PURCHASING SHARES

Financial intermediaries are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the Fund, or the financial intermediary through which you are investing in the Fund, may not be able to open an account for you. If the Fund or if the financial intermediary through which you are investing in the Fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

TO PURCHASE SHARES WITH A FINANCIAL INTERMEDIARY OTHER THAN AMERIPRISE FINANCIAL SERVICES, PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY. SEE "TRANSACTIONS THROUGH UNAFFILIATED FINANCIAL INTERMEDIARIES" FOR MORE INFORMATION. THE FOLLOWING SECTION EXPLAINS POLICIES OF THE RIVERSOURCE FUNDS AND HOW YOU CAN PURCHASE FUND SHARES FROM AMERIPRISE FINANCIAL SERVICES.

If you do not have an existing RiverSource fund account with Ameriprise Financial Services, you will need to establish a brokerage account. Your financial advisor or investment professional will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

IMPORTANT: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

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If you do not provide and certify the correct TIN, you could be subject to backup withholding of 28% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

-  a $50 penalty for each failure to supply your correct TIN,

- a civil penalty of $500 if you make a false statement that results in no backup withholding, and

-  criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

HOW TO DETERMINE THE CORRECT TIN

FOR THIS TYPE OF ACCOUNT:                 USE THE SOCIAL SECURITY OR EMPLOYER IDENTIFICATION NUMBER OF:
Individual or joint account               The individual or one of the owners listed on the joint account

Custodian account of a minor              The minor
(Uniform Gifts/Transfers to Minors Act)

A revocable living trust                  The grantor-trustee (the person who puts the money into the trust)

An irrevocable trust, pension trust       The legal entity (not the personal representative or trustee, unless no legal
  or estate                               entity is designated in the account title)

Sole proprietorship or single-owner LLC   The owner

Partnership or multi-member LLC           The partnership

Corporate or LLC electing corporate       The corporation
  status on Form 8832

Association, club or tax-exempt           The organization
  organization

For details on TIN requirements, contact your financial advisor or investment professional to obtain a copy of Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at www.irs.gov.

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METHODS OF PURCHASING SHARES

BY MAIL

Once your account has been established, send your check to:

AMERIPRISE FINANCIAL SERVICES
70200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNTS

Initial investment:                   $2,000*
Additional investments:               $  500**
Account balances:                     $  300
Qualified account balances:             none

If your Fund account balance falls below $300 for any reason, including a market decline, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.

 * $1,000 for tax qualified accounts.
** $100 minimum add-on for existing mutual fund accounts outside of a brokerage account.

BY SCHEDULED INVESTMENT PLAN

MINIMUM AMOUNTS

Initial investment:        $2,000*
Additional investments:    $  100**
Account balances:            none (on a scheduled investment plan with monthly
                              payments)

If your Fund account balance is below $2,000, you must make payments at least monthly.

 * $100 for accounts outside of a brokerage account.
** $50 minimum per payment for qualified accounts outside of a brokerage account.

BY WIRE OR ELECTRONIC FUNDS TRANSFER

Please contact your financial advisor or investment professional for specific instructions.

Minimum wire purchase amount: $1,000 or new account minimum, as applicable.

BY TELEPHONE

If you have a brokerage account, you may use the money in your account to make initial and subsequent purchases.

To place your order, call:
(800) 297-7378 for brokerage accounts
(800) 967-4377 for wrap accounts

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

SALES CHARGES

CLASS A -- INITIAL SALES CHARGE ALTERNATIVE

Your purchase price for Class A shares is generally the NAV plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The distributor receives the sales charge and re-allows a portion of the sales charge to the financial intermediary through which you purchased the shares. The distributor retains the balance of the sales charge. Sales charge* for Class A shares:


                                                                            MAXIMUM
                                 AS A % OF            AS A % OF       RE-ALLOWANCE AS A %
TOTAL MARKET VALUE           PURCHASE PRICE**    NET AMOUNT INVESTED   OF PURCHASE PRICE
Up to $49,999                     4.75%                 4.99%                4.00%
$50,000-$99,999                   4.25                  4.44                 3.50
$100,000-$249,999                 3.50                  3.63                 3.00
$250,000-$499,999                 2.50                  2.56                 2.15
$500,000-$999,999                 2.00                  2.04                 1.75
$1,000,000 or more                0.00                  0.00                 0.00***


  * Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.

 **  Purchase price includes the sales charge.
*** Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial intermediary making a sale with a total market value of $1,000,000 to $3,000,000, a sales commission up to 1.00%; $3,000,000 to
     $10,000,000, a sales commission up to 0.50%; and $10,000,000 or more, a sales commission up to 0.25%.


RIGHTS OF ACCUMULATION

YOU MAY BE ABLE TO REDUCE THE SALES CHARGE ON CLASS A SHARES, BASED ON THE COMBINED MARKET VALUE OF YOUR ACCOUNTS.

The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

-  Your current investment in this Fund, and

- Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in this and other RiverSource funds, provided your investment was subject to a sales charge.

   - Your primary household group consists of you, your spouse or domestic partner, and your unmarried children under age 21 sharing a mailing address. For purposes of this policy a domestic partner is an individual who shares your primary residence and with whom you own joint property. If you or any member of your primary household group elects to separate from the primary household group (for example, by asking that account statements be sent to separate addresses), your assets will no longer be combined for purposes of reducing your sales charge.

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

The following accounts are eligible to be included in determining the sales charge on your purchase:

-  Individual or joint accounts held outside of a brokerage account;

-  Individual or joint accounts held through a brokerage account;

- Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that are subject to a sales charge;

- UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

- Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

- Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

- Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are NOT eligible to be included in determining the sales charge on your purchase:

- Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

- Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts, including Ameriprise Strategic Portfolio Service ADVANTAGE (SPS);

-  Investments in Class D, Class E, or Class Y shares;

- Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

-  Charitable and irrevocable trust accounts.


If you purchase RiverSource fund shares through different channels or different financial intermediaries, and you want to include those assets toward a reduced sales charge, you must inform Ameriprise Financial Services, YOUR financial advisor or investment professional in writing about the other accounts when placing your purchase order. When placing your purchase order, you must provide your most recent account statement and contact information regarding the other accounts. A financial intermediary other than Ameriprise Financial Services may require additional information.

UNLESS YOU PROVIDE AMERIPRISE FINANCIAL SERVICES, YOUR FINANCIAL ADVISOR OR YOUR INVESTMENT PROFESSIONAL IN WRITING WITH INFORMATION ABOUT ALL OF THE ACCOUNTS THAT MAY COUNT TOWARD A SALES CHARGE REDUCTION, THERE CAN BE NO ASSURANCE THAT YOU WILL RECEIVE ALL OF THE REDUCTIONS FOR WHICH YOU MAY BE ELIGIBLE.


For more information on rights of accumulation, please see the SAI.

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

LETTER OF INTENT (LOI)

Generally, if you intend to invest $50,000 or more over a period of 13 months, you may be able to reduce the front-end sales charges for investments in Class A shares by completing and filing a LOI form. The LOI becomes effective only after the form is processed in good order by the distributor. An LOI can be backdated up to a maximum of 90 days. If the LOI is backdated, you may include prior investments in Class A shares that were charged a front-end sales load toward the LOI commitment amount. If the LOI is backdated, the 13 month period begins on the date of the earliest purchase included in the LOI.

HOLDINGS MORE THAN 90 DAYS OLD. Purchases made more than 90 days before your LOI is processed by the distributor will not be counted towards the commitment amount of the LOI and cannot be used as the starting point for the LOI. While these purchases cannot be included in an LOI, they may help you obtain a reduced sales charge on future purchases as described in "Rights of Accumulation."

NOTIFICATION OBLIGATION. If purchasing shares in a brokerage account or through a financial intermediary, you must request the reduced sales charge when you buy shares. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.

For more details on LOIs, please contact your financial advisor, investment professional or see the SAI.

WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES

Sales charges do not apply to:

- current or retired Board members, officers or employees of the Fund or Ameriprise Financial or its subsidiaries, their spouses or domestic partners, children and parents.

- current or retired Ameriprise Financial Services financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

- portfolio managers employed by subadvisers of the RiverSource funds, including their spouses or domestic partners, children and parents.

- registered representatives and other employees of financial intermediaries having a sub-distribution agreement with the distributor, including their spouses, domestic partners, children and parents.

- qualified employee benefit plans offering participants daily access to RiverSource funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor or investment professional. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.

- shareholders who have at least $1 million in RiverSource funds. If the investment is sold within one year after purchase, a CDSC of 1% may be charged.

- direct rollovers from Ameriprise Retirement Services, provided that the rollover involves a transfer of Class Y shares in this Fund to Class A shares in this Fund.

-  purchases made:

   - with dividend or capital gain distributions from this Fund or from the same class of another RiverSource fund,

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22p -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2006 PROSPECTUS

   - through or under a wrap fee product or other investment product sponsored by the distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

   - within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

   - through American Express Personal Trust Services' Asset-Based pricing alternative, provided by American Express Bank, FSB.

- shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.

UNLESS YOU PROVIDE AMERIPRISE FINANCIAL SERVICES, YOUR FINANCIAL ADVISOR OR INVESTMENT PROFESSIONAL WITH INFORMATION IN WRITING ABOUT ALL OF THE FACTORS THAT MAY COUNT TOWARD A WAIVER OF THE SALES CHARGE, THERE CAN BE NO ASSURANCE THAT YOU WILL RECEIVE ALL OF THE WAIVERS FOR WHICH YOU MAY BE ELIGIBLE.


You also may view this information about sales charges and breakpoints free of charge on the Fund's website. Go to www.riversource.com/roa.


CLASS B AND CLASS C -- CONTINGENT DEFERRED SALES CHARGE (CDSC) ALTERNATIVE

FOR CLASS B, the CDSC is based on the sale amount and the number of years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline:

IF THE SALE IS MADE DURING THE:     THE CDSC PERCENTAGE RATE IS:*
First year                                      5%
Second year                                     4%
Third year                                      4%
Fourth year                                     3%
Fifth year                                      2%
Sixth year                                      1%
Seventh year                                    0%

* Because of rounding in the calculation, the portion of the CDSC retained by the distributor may vary and the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

Although there is no front-end sales charge when you buy Class B shares, the distributor pays a sales commission of 4% to financial intermediaries that sell Class B shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class B shares.


Purchases made prior to May 21, 2005 age on a calendar year basis. Purchases made beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 completed its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 will complete its first year on Nov. 11, 2006 under daily aging.


--------------------------------------------------------------------------------
23p -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2006 PROSPECTUS

Class B shares purchased prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased beginning May 21, 2005 will convert to Class A shares one month after the completion of the eighth year of ownership.


FOR CLASS C, a 1% CDSC may be charged if you sell your shares within one year after purchase. Although there is no front-end sales charge when you buy Class C shares, the distributor pays a sales commission of 1% to financial intermediaries that sell Class C shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class C shares.

For both Class B and Class C, if the amount you sell causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC will be based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you do not have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

EXAMPLE

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 31?2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

WAIVERS OF THE CDSC FOR CLASS B SHARES

The CDSC will be waived on sales of shares:

-  in the event of the shareholder's death,

-  held in trust for an employee benefit plan, or

- held in IRAs or certain qualified plans if Ameriprise Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

   -  at least 59 1/2 years old AND

   - taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

   - selling under an approved substantially equal periodic payment arrangement.

WAIVERS OF THE CDSC FOR CLASS C SHARES

The CDSC will be waived on sales of shares in the event of the shareholder's death.

--------------------------------------------------------------------------------
24p -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2006 PROSPECTUS

EXCHANGING/SELLING SHARES

TO SELL OR EXCHANGE SHARES HELD WITH FINANCIAL INTERMEDIARIES OTHER THAN AMERIPRISE FINANCIAL SERVICES, PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY. SEE "TRANSACTIONS THROUGH UNAFFILIATED FINANCIAL INTERMEDIARIES" FOR MORE INFORMATION. THE FOLLOWING SECTION EXPLAINS POLICIES OF THE RIVERSOURCE FUNDS ON HOW YOU CAN EXCHANGE OR SELL SHARES HELD WITH AMERIPRISE FINANCIAL SERVICES.

EXCHANGES

You may exchange your Fund shares at no charge for shares of the same class of any other publicly offered RiverSource fund. Exchanges into RiverSource Tax-Exempt Money Market Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order.

MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING BY CERTAIN SHAREHOLDERS INTENDED TO PROFIT AT THE EXPENSE OF OTHER SHAREHOLDERS BY SELLING SHARES OF A FUND SHORTLY AFTER PURCHASE. MARKET TIMING MAY ADVERSELY IMPACT A FUND'S PERFORMANCE BY PREVENTING THE INVESTMENT MANAGER FROM FULLY INVESTING THE ASSETS OF THE FUND, DILUTING THE VALUE OF SHARES HELD BY LONG-TERM SHAREHOLDERS, OR INCREASING THE FUND'S TRANSACTION COSTS.

FUNDS THAT INVEST IN SECURITIES WHICH TRADE INFREQUENTLY MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF INEFFICIENCIES IN THE SECURITIES MARKETS. TO THE EXTENT THAT THE FUND HAS SIGNIFICANT HOLDINGS OF TAX-EXEMPT SECURITIES, THE RISKS OF MARKET TIMING MAY BE GREATER FOR THE FUND THAN FOR OTHER FUNDS. SEE "PRINCIPAL INVESTMENT STRATEGIES" FOR A DISCUSSION OF THE KINDS OF SECURITIES IN WHICH THE FUND INVESTS. SEE "VALUING FUND SHARES" FOR A DISCUSSION OF THE FUND'S POLICY ON FAIR VALUE PRICING, WHICH IS INTENDED, IN PART, TO REDUCE THE FREQUENCY AND EFFECT OF MARKET TIMING.

THE FUND'S BOARD HAS ADOPTED A POLICY THAT IS DESIGNED TO DETECT AND DETER MARKET TIMING. THE FUND SEEKS TO ENFORCE THIS POLICY AS FOLLOWS:

- The Fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the Fund's procedures, there is no set number of transactions in the Fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the Fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the Fund in any 90-day period. Accounts held by a retirement plan or an institution for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit. The Fund seeks the assistance of financial intermediaries in applying similar restrictions on the sub-accounts of their participants or clients.

- If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the Fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a financial intermediary. The Fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

--------------------------------------------------------------------------------
25p -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2006 PROSPECTUS -- 25p

- Although the Fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The Fund receives purchase and sale orders through financial intermediaries where market timing activity may not always be successfully detected.

Other exchange policies:

-    Exchanges must be made into the same class of shares of the new fund.

- If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

-    Once we receive your exchange request, you cannot cancel it.

- Shares of the new fund may not be used on the same day for another exchange.

- If your shares are pledged as collateral, the exchange will be delayed until written approval is received from the secured party.

SELLING SHARES

You may sell your shares at any time. The payment will be mailed within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.


REPURCHASES. You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV instead of paying a sales charge on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this waiver, you must send a written request within 90 days of the date your sale request was processed and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.


The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

If you decide to sell your shares within 30 days of a telephoned-in address change, a written request is required.

IMPORTANT: Payments sent by a bank authorization, check or money order that are not guaranteed may take up to ten days to clear. This may cause your scheduled arrangement or unscheduled request to fail to process if the requested amount includes unguaranteed funds.

--------------------------------------------------------------------------------
26p -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2006 PROSPECTUS

WAYS TO REQUEST AN EXCHANGE OR SALE OF SHARES

BY REGULAR OR EXPRESS MAIL

AMERIPRISE FINANCIAL SERVICES
70200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

Include in your letter:

-    your account number

-    the name of the fund(s)

-    the class of shares to be exchanged or sold

-    your Social Security number or Employer Identification number

-    the dollar amount or number of shares you want to exchange or sell

-    specific instructions regarding delivery or exchange destination

- signature(s) of registered account owner(s) (All signatures may be required. Contact your financial advisor or Ameriprise Financial Services for more information.)

-    any paper certificates of shares you hold

Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

The express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

BY TELEPHONE

(800) 297-7378 for brokerage accounts
(800) 967-4377 for wrap accounts
(800) 862-7919 for non-brokerage/wrap accounts

- Reasonable procedures will be used to confirm authenticity of telephone exchange or sale requests.

- Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing the distributor. Each registered owner must sign the request.

- Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

-    Telephone privileges may be modified or discontinued at any time.

MINIMUM SALE AMOUNT:          $    100
MAXIMUM SALE AMOUNT:          $100,000

--------------------------------------------------------------------------------
27p -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2006 PROSPECTUS

BY WIRE

You can wire money from your account to your bank account. Contact your financial advisor or Ameriprise Financial Services at the above numbers for additional information.

-    Minimum amount: $1,000

-    Pre-authorization is required.

-    A service fee may be charged against your account for each wire sent.

BY SCHEDULED PAYOUT PLAN

-    Minimum payment: $100*

- Contact your financial advisor or Ameriprise Financial Services to set up regular payments.

- Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

*    Minimum is $50 in a non-brokerage/wrap account.

ELECTRONIC TRANSACTIONS

The ability to initiate transactions via the internet may be unavailable or delayed at certain times (for example, during periods of unusual market activity). The Fund and the distributor are not responsible for any losses associated with unexecuted transactions. In addition, the Fund and the distributor are not responsible for any losses resulting from unauthorized transactions if reasonable security measures are followed to validate the investor's identity. The Fund may modify or discontinue electronic privileges at any time for any shareholder without prior notice as deemed necessary and in the best interests of the Fund.

DISTRIBUTIONS AND TAXES

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as DIVIDENDS. Dividends will generally be composed of ordinary dividend income (which may include interest income, short-term capital gains and non-qualifying dividends). It is unlikely the Fund will distribute qualifying dividend income, which is eligible for preferential tax rates under current tax law. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as CAPITAL GAIN DISTRIBUTIONS.

--------------------------------------------------------------------------------
28p -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2006 PROSPECTUS

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

-    you request distributions in cash, or

- you direct the Fund to invest your distributions in the same class of any publicly offered RiverSource fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

Dividends distributed from interest earned on tax-exempt securities (exempt-interest dividends) are exempt from federal income taxes but may be subject to state and local taxes. Dividends distributed from capital gain distributions and other income earned are not exempt from federal income taxes. Distributions are taxable in the year the Fund declares them regardless of whether you take them in cash or reinvest them.

Interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum taxes. To the extent the Fund earns such income, it will flow through to its shareholders and may be taxable to those shareholders who are subject to the alternative minimum tax.

Because interest on municipal bonds and notes is tax-exempt for federal income tax purposes, any interest on money you borrow that is used directly or indirectly to purchase Fund shares is not deductible on your federal income tax return. You should consult a tax advisor regarding its deductibility for state and local income tax purposes.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.




--------------------------------------------------------------------------------
29p -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2006 PROSPECTUS

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THIS INFORMATION HAS BEEN AUDITED BY KPMG LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, IS INCLUDED IN THE ANNUAL REPORT WHICH, IF NOT INCLUDED WITH THIS PROSPECTUS, IS AVAILABLE UPON REQUEST.


CLASS A



FISCAL PERIOD ENDED NOV. 30,                                    2005         2004         2003         2002         2001
-------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(A)

Net asset value, beginning of period                           $ 4.42       $ 4.46       $ 4.38       $ 4.41       $ 4.36
=========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                      .18          .18          .20          .23          .25
-------------------------------------------------------------------------------------------------------------------------
Net gains (losses) (both realized and unrealized)                (.04)        (.04)         .07         (.03)         .06
=========================================================================================================================
Total from investment operations                                  .14          .14          .27          .20          .31
=========================================================================================================================
LESS DISTRIBUTIONS:
Dividends from net investment income                             (.17)        (.18)        (.19)        (.23)        (.26)
=========================================================================================================================
Net asset value, end of period                                 $ 4.39       $ 4.42       $ 4.46       $ 4.38       $ 4.41
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                        $3,460       $3,914       $4,321       $4,503       $4,645
=========================================================================================================================
Ratio of expenses to average daily net assets(b)                  .80%(c)      .80%         .79%         .79%         .80%
=========================================================================================================================
Ratio of net investment income (loss) to
 average daily net assets                                        3.89%        3.98%        4.46%        5.26%        5.66%
=========================================================================================================================
Portfolio turnover rate (excluding short-term securities)          30%          22%          44%          37%          37%
=========================================================================================================================
Total return(d)                                                  3.25%        3.15%        6.39%        4.71%        7.09%
=========================================================================================================================



(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class A would have been 0.81% for the year ended Nov. 30, 2005.
(d)  Total return does not reflect payment of a sales charge.


--------------------------------------------------------------------------------
30p -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2006 PROSPECTUS

Class B



FISCAL PERIOD ENDED NOV. 30,                                    2005         2004         2003         2002         2001
-------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(A)

Net asset value, beginning of period                            $4.41        $4.46        $4.38        $4.41        $4.36
=========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                      .14          .15          .17          .20          .22
-------------------------------------------------------------------------------------------------------------------------
Net gains (losses) (both realized and unrealized)                (.02)        (.05)         .07         (.03)         .05
=========================================================================================================================
Total from investment operations                                  .12          .10          .24          .17          .27
=========================================================================================================================
LESS DISTRIBUTIONS:
Dividends from net investment income                             (.14)        (.15)        (.16)        (.20)        (.22)
=========================================================================================================================
Net asset value, end of period                                  $4.39        $4.41        $4.46        $4.38        $4.41
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                          $190         $250         $319         $354         $324
=========================================================================================================================
Ratio of expenses to average daily net assets(b)                 1.56%(c)     1.55%        1.55%        1.55%        1.56%
=========================================================================================================================
Ratio of net investment income (loss) to
 average daily net assets                                        3.13%        3.23%        3.70%        4.49%        4.89%
=========================================================================================================================
Portfolio turnover rate (excluding short-term
 securities)                                                       30%          22%          44%          37%          37%
=========================================================================================================================
Total return(d)                                                  2.69%        2.14%        5.60%        3.93%        6.28%
=========================================================================================================================



(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class B would have been 1.57% for the year ended Nov. 30, 2005.
(d)  Total return does not reflect payment of a sales charge.


--------------------------------------------------------------------------------
31p -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2006 PROSPECTUS

CLASS C



FISCAL PERIOD ENDED NOV. 30,                                    2005         2004         2003         2002         2001
-------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(A)

Net asset value, beginning of period                            $4.42        $4.46        $4.38        $4.41        $4.36
=========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                      .14          .15          .17          .20          .22
-------------------------------------------------------------------------------------------------------------------------
Net gains (losses) (both realized and unrealized)                (.03)        (.04)         .07         (.03)         .05
=========================================================================================================================
Total from investment operations                                  .11          .11          .24          .17          .27
=========================================================================================================================
LESS DISTRIBUTIONS:
Dividends from net investment income                             (.14)        (.15)        (.16)        (.20)        (.22)
=========================================================================================================================
Net asset value, end of period                                  $4.39        $4.42        $4.46        $4.38        $4.41
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                         $  23        $  28        $  30        $  28        $  14
=========================================================================================================================
Ratio of expenses to average daily net assets(b)                 1.56%(c)     1.55%        1.56%        1.55%        1.56%
=========================================================================================================================
Ratio of net investment income (loss) to average
 daily net assets                                                3.13%        3.23%        3.70%        4.46%        4.93%
=========================================================================================================================
Portfolio turnover rate (excluding short-term
 securities)                                                       30%          22%          44%          37%          37%
=========================================================================================================================
Total return(d)                                                  2.46%        2.37%        5.59%        3.93%        6.29%
=========================================================================================================================



(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class C would have been 1.57% for the year ended Nov. 30, 2005.
(d)  Total return does not reflect payment of a sales charge.


--------------------------------------------------------------------------------
32p -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2006 PROSPECTUS

CLASS Y



FISCAL PERIOD ENDED NOV. 30,                                    2005         2004         2003         2002         2001
-------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(A)

Net asset value, beginning of period                            $4.42        $4.46        $4.38        $4.42        $4.38
=========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                      .18          .18          .21          .24          .26
-------------------------------------------------------------------------------------------------------------------------
Net gains (losses) (both realized and unrealized)                (.03)        (.04)         .07         (.04)         .04
=========================================================================================================================
Total from investment operations                                  .15          .14          .28          .20          .30
=========================================================================================================================
LESS DISTRIBUTIONS:
Dividends from net investment income                             (.18)        (.18)        (.20)        (.24)        (.26)
=========================================================================================================================
Net asset value, end of period                                  $4.39        $4.42        $4.46        $4.38        $4.42
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                         $  --        $  --        $  --        $  --        $  --
=========================================================================================================================
Ratio of expenses to average daily net assets(b)                  .65%(c)      .66          .64%         .63%         .64%
=========================================================================================================================
Ratio of net investment income (loss) to average
 daily net assets                                                3.98%        4.07%        4.44%        6.29%        5.66%
=========================================================================================================================
Portfolio turnover rate (excluding short-term
 securities)                                                       30%          22%          44%          37%          37%
=========================================================================================================================
Total return(d)                                                  3.38%        3.28%        6.51%        4.62%        6.91%
=========================================================================================================================



(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class Y would have been 0.66% for the year ended Nov. 30, 2005.
(d)  Total return does not reflect payment of a sales charge.


--------------------------------------------------------------------------------
33p -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2006 PROSPECTUS

APPENDIX

2006 FEDERAL TAX-EXEMPT/TAXABLE EQUIVALENT YIELD CALCULATION

The following tables determine federal taxable yield equivalents for given rates of tax-exempt income.(1)

STEP 1: CALCULATING YOUR MARGINAL TAX RATE

Using your Taxable Income and Adjusted Gross Income as guides, you can locate your marginal tax rate in the table below. The same process is used for the Qualifying Dividend Rates and the Ordinary Income Rates.

First, locate your Taxable Income in a filing status and income range in the left-hand column. Then, locate your Adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross Income column, the percentage shown is an approximation of your Marginal Tax Rate.

EXAMPLE: Assume you are comparing Ordinary Income Rates to Tax-Exempt Rates, you are married filing jointly, your taxable income is $138,000 and your adjusted gross income is $175,000. Under Ordinary Income Rates, Taxable Income Married Filing Jointly, $138,000 is in the $123,700 - $188,450 row. Under Adjusted Gross Income, $175,000 is in the $150,500 to $225,750 column. The Taxable Income line and Adjusted Gross Income column meet at 28.56%. This is the rate you will use in Step 2.

QUALIFYING DIVIDEND RATES



                                                      ADJUSTED GROSS INCOME
------------------------------------------------------------------------------------------
TAXABLE INCOME                             $0         $150,500     $225,750
                                           to            to           to          Over
                                        $150,500     $225,750(2)  $348,250(3)  $348,250(2)
MARRIED FILING JOINTLY
$   0 - $61,300                             5.00%
    Over 61,300                            15.00%       15.30%       15.83%       15.30%

                                                      ADJUSTED GROSS INCOME
------------------------------------------------------------------------------------------
TAXABLE INCOME                             $0         $150,500
                                           to            to          Over
                                        $150,500     $273,000(3)  $273,000(2)
SINGLE
$   0 - $30,650                             5.00%
    Over 30,650                            15.00%       15.56%       15.30%


--------------------------------------------------------------------------------
34p -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2006 PROSPECTUS

ORDINARY INCOME RATES


                                                      ADJUSTED GROSS INCOME
------------------------------------------------------------------------------------------
TAXABLE INCOME                             $0         $150,500     $225,750
                                           to            to           to          Over
                                        $150,500     $225,750(2)  $348,250(3)  $348,250(2)
MARRIED FILING JOINTLY
$      0 - $ 15,100                        10.00%
  15,100 -   61,300                        15.00%
  61,300 -  123,700                        25.00%       25.50%
 123,700 -  188,450                        28.00%       28.56%       29.55%
 188,450 -  336,550                        33.00%       33.66%       34.82%       33.66%
 Over 336,550                              35.00%                    36.93%(4)    35.70%

                                                      ADJUSTED GROSS INCOME
------------------------------------------------------------------------------------------
TAXABLE INCOME                             $0         $150,500
                                           to            to          Over
SINGLE                                  $150,500     $273,000(3)  $273,000(2)
$      0  - $  7,550                       10.00%
   7,550  -   30,650                       15.00%
  30,650  -   74,200                       25.00%
  74,200  -  154,800                       28.00%       29.05%
 154,800  -  336,550                       33.00%       34.24%       33.66%
Over 336,550                               35.00%                    35.70%



(1) Certain exempt interest may be subject to the Federal Alternative Minimum Tax (AMT).
(2) Assumes a phase-out of itemized deduction. The impact of this phaseout is reduced over the next few years.
(3) Assumes a phase-out of itemized deductions and personal exemptions. The impact of these phaseouts are reduced over the next few years.
(4) This rate applies only to the limited case where the couple's AGI is $348,250 or less and their taxable income exceeds $336,550.


--------------------------------------------------------------------------------
35p -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2006 PROSPECTUS

STEP 2: DETERMINING YOUR FEDERAL TAXABLE YIELD EQUIVALENT

Using 28.56%, you may determine that a tax-exempt yield of 3% is equivalent to earning a taxable 4.20% yield.


                                       FOR THESE TAX-EXEMPT RATES:
-------------------------------------------------------------------------------------------
              1.0%   1.5%    2.0%   2.5%   3.0%    3.5%   4.0%   4.5%    5.0%   5.5%   6.0%
MARGINAL
TAX RATES     THE TAX-EQUIVALENT YIELDS ARE (%):
  5.00%       1.05   1.58    2.11   2.63   3.16    3.68   4.21   4.74    5.26   5.79   6.32
 10.00%       1.11   1.67    2.22   2.78   3.33    3.89   4.44   5.00    5.56   6.11   6.67
 15.00%       1.18   1.76    2.35   2.94   3.53    4.12   4.71   5.29    5.88   6.47   7.06
 15.30%       1.18   1.77    2.36   2.95   3.54    4.13   4.72   5.31    5.90   6.49   7.08
 15.56%       1.18   1.78    2.37   2.96   3.55    4.14   4.74   5.33    5.92   6.51   7.11
 15.83%       1.19   1.78    2.38   2.97   3.56    4.16   4.75   5.35    5.94   6.53   7.13
 25.00%       1.33   2.00    2.67   3.33   4.00    4.67   5.33   6.00    6.67   7.33   8.00
 25.50%       1.34   2.01    2.68   3.36   4.03    4.70   5.37   6.04    6.71   7.38   8.05
 28.00%       1.39   2.08    2.78   3.47   4.17    4.86   5.56   6.25    6.94   7.64   8.33
 28.56%       1.40   2.10    2.80   3.50   4.20    4.90   5.60   6.30    7.00   7.70   8.40
 29.05%       1.41   2.11    2.82   3.52   4.23    4.93   5.64   6.34    7.05   7.75   8.46
 29.55%       1.42   2.13    2.84   3.55   4.26    4.97   5.68   6.39    7.10   7.81   8.52
 33.00%       1.49   2.24    2.99   3.73   4.48    5.22   5.97   6.72    7.46   8.21   8.96
 33.66%       1.51   2.26    3.01   3.77   4.52    5.28   6.03   6.78    7.54   8.29   9.04
 34.24%       1.52   2.28    3.04   3.80   4.56    5.32   6.08   6.84    7.60   8.36   9.12
 34.82%       1.53   2.30    3.07   3.84   4.60    5.37   6.14   6.90    7.67   8.44   9.21
 35.00%       1.54   2.31    3.08   3.85   4.62    5.38   6.15   6.92    7.69   8.46   9.23
 35.70%       1.56   2.33    3.11   3.89   4.67    5.44   6.22   7.00    7.78   8.55   9.33
 36.93%       1.59   2.38    3.17   3.96   4.76    5.55   6.34   7.13    7.93   8.72   9.51


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


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

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

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39p -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2006 PROSPECTUS

This Fund, along with the other RiverSource funds, is distributed by Ameriprise Financial Services, Inc. and can be purchased from Ameriprise Financial Services or from a limited number of other authorized financial intermediaries. The Fund can be found under the "RiverSource" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's SAI, and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund or make a shareholder inquiry, contact your financial advisor, investment professional or Ameriprise Financial Services.

Ameriprise Financial Services
70100 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852
Website address:
riversource.com/funds

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-2901

TICKER SYMBOL
Class A: INHYX    Class B: IHYBX
Class C: AHECX    Class Y: -

[RIVERSOURCE INVESTMENTS(SM) LOGO]

RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

S-6430-99 AC (1/06)

                       STATEMENT OF ADDITIONAL INFORMATION

                                  JAN. 27, 2006


AXP(R) California Tax-Exempt Trust
     RiverSource(SM) California Tax-Exempt Fund
AXP Dimensions Series, Inc.
     RiverSource(SM) New Dimensions Fund(R)
AXP Discovery Series, Inc.
     RiverSource Core Bond Fund
     RiverSource Discovery Fund
     RiverSource Income Opportunities Fund
     RiverSource Inflation Protected Securities Fund
     RiverSource Limited Duration Bond Fund
AXP Equity Series, Inc.
     RiverSource Mid Cap Growth Fund
AXP Fixed Income Series, Inc.
     RiverSource Diversified Bond Fund
AXP Global Series, Inc.
     RiverSource Emerging Markets Fund
     RiverSource Global Balanced Fund
     RiverSource Global Bond Fund
     RiverSource Global Equity Fund
     RiverSource Global Technology Fund
AXP Government Income Series, Inc.
     RiverSource Short Duration U.S. Government Fund
     RiverSource U.S. Government Mortgage Fund
AXP Growth Series, Inc.
     RiverSource Disciplined Equity Fund
     RiverSource Growth Fund
     RiverSource Large Cap Equity Fund
     RiverSource Large Cap Value Fund
AXP High Yield Income Series, Inc.
     RiverSource High Yield Bond Fund
AXP High Yield Tax-Exempt Series, Inc.
     RiverSource Tax-Exempt High Income Fund
AXP Income Series, Inc.
     RiverSource Selective Fund
AXP International Series, Inc.
     RiverSource European Equity Fund
     RiverSource International Opportunity Fund
AXP Investment Series, Inc.
     RiverSource Balanced Fund
     RiverSource Diversified Equity Income Fund
     RiverSource Mid Cap Value Fund
AXP Managed Series, Inc.
     RiverSource Strategic Allocation Fund
AXP Market Advantage Series, Inc.
     RiverSource Portfolio Builder Aggressive Fund
     RiverSource Portfolio Builder Conservative Fund
     RiverSource Portfolio Builder Moderate Fund
     RiverSource Portfolio Builder Moderate Aggressive Fund
     RiverSource Portfolio Builder Moderate Conservative Fund
     RiverSource Portfolio Builder Total Equity Fund
     RiverSource S&P 500 Index Fund
     RiverSource Small Company Index Fund
AXP Money Market Series, Inc.
     RiverSource Cash Management Fund
AXP Partners International Series, Inc.
     RiverSource International Aggressive Growth Fund
     RiverSource International Equity Fund
     RiverSource International Select Value Fund
     RiverSource International Small Cap Fund
AXP Partners Series, Inc.
     RiverSource Aggressive Growth Fund
     RiverSource Fundamental Growth Fund
     RiverSource Fundamental Value Fund
     RiverSource Select Value Fund
     RiverSource Small Cap Equity Fund
     RiverSource Small Cap Value Fund
     RiverSource Value Fund
AXP Sector Series, Inc.
     RiverSource Dividend Opportunity Fund
     RiverSource Real Estate Fund
AXP Selected Series, Inc.
     RiverSource Precious Metals Fund
AXP Special Tax-Exempt Series Trust
     RiverSource Insured Tax-Exempt Fund
     RiverSource Massachusetts Tax-Exempt Fund
     RiverSource Michigan Tax-Exempt Fund
     RiverSource Minnesota Tax-Exempt Fund
     RiverSource New York Tax-Exempt Fund
     RiverSource Ohio Tax-Exempt Fund
AXP Stock Series, Inc.
     RiverSource Stock Fund
AXP Strategy Series, Inc.
     RiverSource Equity Value Fund
     RiverSource Small Cap Advantage Fund
     RiverSource Small Cap Growth Fund
     RiverSource Strategy Aggressive Fund
AXP Tax-Exempt Series, Inc.
     RiverSource Intermediate Tax-Exempt Fund
     RiverSource Tax-Exempt Bond Fund
AXP Tax-Free Money Series, Inc.
     RiverSource Tax-Exempt Money Market Fund

This is the Statement of Additional Information (SAI) for each of the funds listed on the previous page. This SAI is not a prospectus. It should be read together with the appropriate current prospectus that may be obtained, without charge, from your financial advisor, investment professional, or by writing to RiverSource Service Corporation, 70100 Ameriprise Financial Center, Minneapolis, MN 55474 or by calling (800) 862-7919.

Each fund's financial statements for its most recent fiscal period are contained in the fund's Annual or Semiannual Report to shareholders. The Independent Registered Public Accounting Firm's Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities and any applicable Schedule of Affiliated Funds, contained in the Annual Report, are incorporated in this SAI by reference. No other portion of the Annual Report is incorporated by reference. The current prospectus for each of the funds also is incorporated in this SAI by reference.

Each fund is governed by a Board of Directors/Trustees ("Board") that meets regularly to review a wide variety of matters affecting the funds. Detailed information about fund governance, the funds' investment manager, RiverSource Investments, LLC (the "investment manager" or "RiverSource Investments"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), and other aspects of fund management can be found by referencing the Table of Contents below.

TABLE OF CONTENTS


Mutual Fund Checklist                                                             p. 4
Fundamental and Nonfundamental Investment Policies                                p. 7
Investment Strategies and Types of Investments                                   p. 18
Information Regarding Risks and Investment Strategies                            p. 20
Securities Transactions                                                          p. 42
Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager     p. 54
Valuing Fund Shares                                                              p. 58
Portfolio Holdings Disclosure                                                    p. 66
Proxy Voting                                                                     p. 68
Investing in a Fund                                                              p. 69
Selling Shares                                                                   p. 74
Pay-out Plans                                                                    p. 75
Capital Loss Carryover                                                           p. 76
Taxes                                                                            p. 79
Agreements                                                                       p. 83
Organizational Information                                                      p. 147
Board Members and Officers                                                      p. 151
Control Persons and Principal Holders of Securities                             p. 162
Independent Registered Public Accounting Firm                                   p. 173
Appendix A:  Description of Ratings                                             p. 174
Appendix B:  State Risk Factors                                                 p. 180
Appendix C:  Insured Tax-Exempt Fund                                            p. 181
Appendix D:  Additional Information about the S&P 500 Index                     p. 183


--------------------------------------------------------------------------------
2 -- Statement of Additional Information - Jan. 27, 2006

LIST OF TABLES


1.       Fund Fiscal Year Ends and Investment Categories                             5
1A.      Master/Feeder Funds                                                         6
2.       Fundamental Policies                                                        7
3.       Nonfundamental Policies                                                    12
4.       Investment Strategies and Types of Investments                             18
5.       Total Brokerage Commissions                                                44
6.       Brokerage Directed for Research and Turnover Rates                         46
7.       Securities of Regular Brokers or Dealers                                   48
8.       Brokerage Commissions Paid to Investment Manager or Affiliates             55
9.       Valuing Fund Shares                                                        58
10.      Class A Sales Charge                                                       69
11.      Public Offering Price                                                      70
12.      Capital Loss Carryover                                                     76
13.      Corporate Deduction and Qualified Dividend Income                          80
14.      Investment Management Services Agreement Fee Schedule                      83
15.      Lipper Indexes                                                             88
16.      Performance Incentive Adjustment Calculation                               89
17.      Management Fees and Nonadvisory Expenses                                   90
18.      Subadvisers and Subadvisory Agreement Fee Schedules                        93
19.      Subadvisory Fees                                                           96
20.      Portfolio Managers                                                         98
21.      Administrative Services Agreement Fee Schedule                            137
22.      Administrative Fees                                                       139
23.      Sales Charges Paid to Distributor                                         142
24.      12b-1 Fees                                                                145
25.      Fund History Table for All Publicly Offered RiverSource Funds             148
26.      Board Members                                                             151
27.      Fund Officers                                                             152
28.      Committee Meetings                                                        153
29.      Board Member Holdings - All Funds                                         154
30.      Board Member Holdings - Individual Funds                                  154
31.      Board Member Compensation - All Funds                                     157
32.      Board Member Compensation - Individual Funds                              157
32A.     Board Member Compensation - Master Portfolios                             161
33.      Control Persons and Principal Holders of Securities                       162


--------------------------------------------------------------------------------
3 -- Statement of Additional Information - Jan. 27, 2006

MUTUAL FUND CHECKLIST

     - Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

     - Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

     -    A higher rate of return typically involves a higher risk of loss.

     -    Past performance is not a reliable indicator of future performance.

     -    ALL mutual funds have costs that lower investment return.

     - You can buy some mutual funds by contacting them directly. Others, like these, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.

     - Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING

DEVELOP A FINANCIAL PLAN

Have a plan -- even a simple plan can help you take control of your financial future. Review your plan with your financial advisor or investment professional at least once a year or more frequently if your circumstances change.

DOLLAR-COST AVERAGING

An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

REGULAR                   MARKET PRICE                 SHARES
INVESTMENT                 OF A SHARE                 ACQUIRED
--------------------------------------------------------------
   $100                     $ 6.00                      16.7
    100                       4.00                      25.0
    100                       4.00                      25.0
    100                       6.00                      16.7
    100                       5.00                      20.0
--------------------------------------------------------------
   $500                     $25.00                     103.4

AVERAGE MARKET PRICE OF A SHARE OVER 5 PERIODS:      $5.00 ($25.00 DIVIDED BY 5)
THE AVERAGE PRICE YOU PAID FOR EACH SHARE:           $4.84 ($500 DIVIDED BY 103.4)

DIVERSIFY

Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

UNDERSTAND YOUR INVESTMENT

Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

--------------------------------------------------------------------------------
4 -- Statement of Additional Information - Jan. 27, 2006

The table that follows lists each fund's fiscal year end and investment category. The information can be used to identify groups of funds that are referenced throughout this SAI.

            TABLE 1. FUND FISCAL YEAR ENDS AND INVESTMENT CATEGORIES

                      FUND                                 FISCAL YEAR END            FUND INVESTMENT CATEGORY
-----------------------------------------------------------------------------------------------------------------
Aggressive Growth                                   May 31                         Equity
Balanced                                            September 30                   Balanced
California Tax-Exempt                               June 30                        State tax-exempt bond
Cash Management                                     July 31                        Taxable money market
Core Bond                                           July 31                        Taxable bond
Disciplined Equity                                  July 31                        Equity
Discovery                                           July 31                        Equity
Diversified Bond                                    August 31                      Taxable bond
Diversified Equity Income                           September 30                   Equity
Dividend Opportunity                                June 30                        Equity
Emerging Markets                                    October 31                     Equity
Equity Value                                        March 31                       Equity
European Equity                                     October 31                     Equity
Fundamental Growth                                  May 31                         Equity
Fundamental Value                                   May 31                         Equity
Global Balanced                                     October 31                     Balanced
Global Bond                                         October 31                     Taxable bond
Global Equity                                       October 31                     Equity
Global Technology                                   October 31                     Equity
Growth                                              July 31                        Equity
High Yield Bond                                     May 31                         Taxable bond
Income Opportunities                                July 31                        Taxable bond
Inflation Protected Securities                      July 31                        Taxable bond
Insured Tax-Exempt                                  June 30                        Tax-exempt bond
Intermediate Tax-Exempt                             November 30                    Tax-exempt bond
International Aggressive Growth                     October 31                     Equity
International Equity                                October 31                     Equity
International Opportunity                           October 31                     Equity
International Select Value                          October 31                     Equity
International Small Cap                             October 31                     Equity
Large Cap Equity                                    July 31                        Equity
Large Cap Value                                     July 31                        Equity
Limited Duration Bond                               July 31                        Taxable bond
Massachusetts Tax-Exempt                            June 30                        State tax-exempt bond
Michigan Tax-Exempt                                 June 30                        State tax-exempt bond
Mid Cap Growth                                      November 30                    Equity
Mid Cap Value                                       September 30                   Equity
Minnesota Tax-Exempt                                June 30                        State tax-exempt bond
New Dimensions                                      July 31                        Equity
New York Tax-Exempt                                 June 30                        State tax-exempt bond
Ohio Tax-Exempt                                     June 30                        State tax-exempt bond
Portfolio Builder Aggressive                        January 31                     Funds-of-funds - equity
Portfolio Builder Conservative                      January 31                     Funds-of-funds - bond
Portfolio Builder Moderate                          January 31                     Funds-of-funds - equity
Portfolio Builder Moderate Aggressive               January 31                     Funds-of-funds - equity

--------------------------------------------------------------------------------
5 -- Statement of Additional Information - Jan. 27, 2006

                      FUND                                 FISCAL YEAR END            FUND INVESTMENT CATEGORY
-----------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative             January 31                     Funds-of-funds - bond
Portfolio Builder Total Equity                      January 31                     Funds-of-funds - equity
Precious Metals                                     March 31                       Equity
Real Estate                                         June 30                        Equity
S&P 500 Index                                       January 31                     Equity
Select Value                                        May 31                         Equity
Selective                                           May 31                         Taxable bond
Short Duration U.S. Government                      May 31                         Taxable bond
Small Cap Advantage                                 March 31                       Equity
Small Cap Equity                                    May 31                         Equity
Small Cap Growth                                    March 31                       Equity
Small Cap Value                                     May 31                         Equity
Small Company Index                                 January 31                     Equity
Stock                                               September 30                   Equity
Strategic Allocation                                September 30                   Balanced
Strategy Aggressive                                 March 31                       Equity
Tax-Exempt Bond                                     November 30                    Tax-exempt bond
Tax-Exempt High Income                              November 30                    Tax-exempt bond
Tax-Exempt Money Market                             December 31                    Tax-exempt money market
U.S. Government Mortgage                            May 31                         Taxable bond
Value                                               May 31                         Equity

MASTER/FEEDER FUNDS

Each fund listed in the following table pursues its investment objective by investing all of its assets in a separate investment company (a portfolio) as shown in the table, rather than investing directly in and managing its own portfolio of securities. The portfolio has the same investment objectives, policies, and restrictions as the fund. References in this SAI, where applicable, refer to the fund and portfolio, collectively; to the fund, singularly; or to the portfolio, singularly.

The Board of each feeder fund has determined that it is in the best interests of shareholders to withdraw the fund's assets from the master/feeder structure. The necessary steps to finalize the withdrawal are expected to be completed in late 2005 or early 2006. After that date, each feeder fund will invest directly in and manage its own portfolio of securities rather than investing in a master portfolio. RiverSource Investments, the investment manager to the master portfolio, will continue to serve as investment manager to the fund under the same terms and conditions.

                            TABLE 1A. MASTER/FEEDER FUNDS


                   FEEDER FUND                     MASTER PORTFOLIO
            ---------------------------------------------------------
            New Dimensions                       Growth Trends
            Selective                            Quality Income
            Stock                                Equity
            Strategic Allocation                 Total Return


FUNDS-OF-FUNDS

Funds-of-funds invest in a combination of underlying funds. These underlying funds have their own investment policies that may be more or less restrictive than the policies of the funds-of-funds. The policies of the underlying funds may permit funds-of-funds to engage in investment strategies indirectly that would otherwise be prohibited under the investment restrictions of the funds-of-funds.

--------------------------------------------------------------------------------
6 -- Statement of Additional Information - Jan. 27, 2006

FUNDAMENTAL AND NONFUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies adopted by a fund cannot be changed without the approval of a majority of the outstanding voting securities of the fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act). Nonfundamental investment policies may be changed by the Board at any time.

Notwithstanding any of a fund's other investment policies, each fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the fund for the purpose of having those assets managed as part of a combined pool.

FUNDAMENTAL POLICIES

Fundamental policies are policies that can be changed only with shareholder approval. The chart below shows fundamental policies that are in addition to any fundamental policy described in the prospectus. The chart indicates whether or not the fund has a policy on a particular topic. The specific policy is stated in the paragraphs that follow the table.

                            TABLE 2. FUNDAMENTAL POLICIES

Unless holders of a majority of the outstanding voting securities agree to make the change, the fund will not:

                                   B        C                       E           F           G            H
                         A       MAKE    BUY OR         D          LEND        ISSUE     BUY MORE    INVEST MORE    I
                      ACT AS     CASH   SELL REAL  BUY OR SELL     FUND       SENIOR    THAN 10% OF  THAN 5% IN   BORROW
       FUND         UNDERWRITER  LOANS   ESTATE    COMMODITIES  SECURITIES  SECURITIES   AN ISSUER    AN ISSUER   MONEY
------------------------------------------------------------------------------------------------------------------------
Aggressive Growth       A1        B1       C1          D1           E1          F1          G1           H1         I1
Balanced                A1        B1       C1          D1           E1                      G2           H2         I3
California              A1        B1       C1          D1           E1                                              I3
Tax-Exempt
Cash Management         A1                 C3          C3           E1                                   H3         I3
Core Bond               A1        B1       C1          D1           E1          F1          G1           H2         I2
Disciplined Equity      A1        B1       C1          D1           E1          F1          G1           H1         I1
Discovery               A1        B1       C1          D1           E1                      G2           H2        I3(v)
Diversified Bond        A1        B1       C1          D1           E1                      G2           H2         I3
Diversified             A1        B1       C1          D1           E1                      G2           H2         I3
Equity Income
Dividend                A1        B1       C1          D1           E1                      G2           H2         I3
Opportunity
Emerging Markets        A1        B1       C1          D1           E1          F1          G2           H2         I3
Equity Value            A1        B1       C1          D1           E1          F1          G2           H2         I3
European Equity         A1        B1       C1          D1           E1          F1                                  I3
Fundamental Growth      A1        B1       C1          D1           E1          F1          G1           H1         I1
Fundamental Value       A1        B1       C1          D3           E1          F1          G1           H1         I1
Global Balanced         A1        B1       C1          D1           E1          F1          G2           H2         I3
Global Bond             A1        B1       C1          D1           E1          F1          G2                      I3
Global Equity           A1        B1       C1          D1           E1          F1          G2           H2         I3

                         J                    L              M          N
                    CONCENTRATE    K        BUY ON          BUY       INVEST
                    IN ANY ONE   LOAN      MARGIN OR      STOCKS,    LESS THAN
       FUND          INDUSTRY    ASSETS  SELL SHORT(i)  BONDS, ETC.     80%
------------------------------------------------------------------------------
Aggressive Growth        J1
Balanced                 J1        K1
California                         K1                                   N1
Tax-Exempt
Cash Management                                L2           M1
Core Bond                J1
Disciplined Equity       J1        K1
Discovery                J1        K1
Diversified Bond         J1
Diversified              J1
Equity Income
Dividend
Opportunity
Emerging Markets         J1        K1
Equity Value             J1        K1
European Equity          J1        K1
Fundamental Growth       J1
Fundamental Value        J1
Global Balanced          J1        K1
Global Bond              J1        K1
Global Equity            J1        K1

--------------------------------------------------------------------------------
7 -- Statement of Additional Information - Jan. 27, 2006

                                   B        C                       E           F           G            H
                         A       MAKE    BUY OR         D          LEND        ISSUE     BUY MORE    INVEST MORE    I
                      ACT AS     CASH   SELL REAL  BUY OR SELL     FUND       SENIOR    THAN 10% OF  THAN 5% IN   BORROW
       FUND         UNDERWRITER  LOANS   ESTATE    COMMODITIES  SECURITIES  SECURITIES   AN ISSUER    AN ISSUER   MONEY
------------------------------------------------------------------------------------------------------------------------
Global Technology       A1        B1       C1          D1           E1          F1                                  I3
Growth                  A1        B1       C1          D1           E1                      G2           H2         I3
High Yield Bond         A1        B1       C1          D1           E1          F1          G2           H2         I3
Income                  A1        B1       C1          D1           E1          F1          G1           H2         I2
Opportunities
Inflation               A1        B1       C1          D1           E1          F1                                  I2
Protected
Securities
Insured                 A1        B1       C1          D1           E1                                   H2         I3
Tax-Exempt
Intermediate            A1        B1       C1          D1           E1                                 H2(ii)       I3
Tax-Exempt
International           A1        B1       C1          D3           E1          F1          G1           H1         I1
Aggressive Growth
International           A1        B1       C1          D3           E1          F1          G1           H1         I1
Equity
International           A1        B1       C1          D1           E1          F1          G2           H2         I3
Opportunity
International           A1        B1       C1          D3           E1          F1          G1           H1         I1
Select Value
International           A1        B1       C1          D3           E1          F1          G1           H1         I1
Small Cap
Large Cap Equity        A1        B1       C1          D1           E1          F1          G1           H2         I2
Large Cap Value         A1        B1       C1          D3           E1          F1          G1           H1         I2
Limited Duration        A1        B1       C1          D1           E1          F1          G1           H2         I2
Bond
Massachusetts           A1        B1       C1          D1           E1                                              I3
Tax-Exempt
Michigan                A1        B1       C1          D1           E1                                              I3
Tax-Exempt
Mid Cap Growth          A1        B1       C1          D1           E1                      G2           H2         I3
Mid Cap Value           A1        B1       C1          D1           E1          F1          G1           H2         I2
Minnesota               A1        B1       C1          D1           E1                                              I3
Tax-Exempt
New Dimensions          A1        B1       C1          D1           E1                      G2           H2         I3
New York                A1        B1       C1          D1           E1                                              I3
Tax-Exempt
Ohio                    A1        B1       C1          D1           E1                                              I3
Tax-Exempt
Portfolio Builder       A1        B1       C1          D1           E1          F1                                  I2
Aggressive
Portfolio Builder       A1        B1       C1          D1           E1          F1                                  I2
Conservative

                         J                    L              M          N
                    CONCENTRATE    K        BUY ON          BUY       INVEST
                    IN ANY ONE   LOAN      MARGIN OR      STOCKS,    LESS THAN
       FUND          INDUSTRY    ASSETS  SELL SHORT(i)  BONDS, ETC.     80%
------------------------------------------------------------------------------
Global Technology                  K1
Growth                   J1        K1
High Yield Bond          J1
Income                   J1
Opportunities
Inflation                J1
Protected
Securities
Insured                            K1                                   N3
Tax-Exempt
Intermediate                                                          N4(iii)
Tax-Exempt
International            J1        K1
Aggressive Growth
International            J1        K1
Equity
International            J1        K1
Opportunity
International            J1        K1
Select Value
International            J1        K1
Small Cap
Large Cap Equity         J1
Large Cap Value          J1
Limited Duration         J1
Bond
Massachusetts                      K1                                   N1
Tax-Exempt
Michigan                           K1                                   N1
Tax-Exempt
Mid Cap Growth           J1
Mid Cap Value            J1
Minnesota                          K1                                   N1
Tax-Exempt
New Dimensions           J1        K1
New York                           K1                                   N1
Tax-Exempt
Ohio                               K1                                   N1
Tax-Exempt
Portfolio Builder        J2
Aggressive
Portfolio Builder        J2
Conservative

--------------------------------------------------------------------------------
8 -- Statement of Additional Information - Jan. 27, 2006

                                   B        C                       E           F           G            H
                         A       MAKE    BUY OR         D          LEND        ISSUE     BUY MORE    INVEST MORE    I
                      ACT AS     CASH   SELL REAL  BUY OR SELL     FUND       SENIOR    THAN 10% OF  THAN 5% IN   BORROW
       FUND         UNDERWRITER  LOANS   ESTATE    COMMODITIES  SECURITIES  SECURITIES   AN ISSUER    AN ISSUER   MONEY
------------------------------------------------------------------------------------------------------------------------
Portfolio Builder       A1        B1       C1          D1           E1          F1                                  I2
Moderate
Portfolio Builder       A1        B1       C1          D1           E1          F1                                  I2
Moderate
Aggressive
Portfolio Builder       A1        B1       C1          D1           E1          F1                                  I2
Moderate
Conservative
Portfolio Builder       A1        B1       C1          D1           E1          F1                                  I2
Total Equity
Precious Metals         A1        B1       C1        D1(vi)         E1          F1                                  I3
Real Estate             A1        B1       C1          D1           E1          F1                                  I2
S&P 500 Index           A1        B1       C1          D1           E1          F1                                  I3
Select Value            A1        B1       C1          D3           E1          F1          G2           H1         I1
Selective               A1        B1       C1          D1           E1          F1          G2           H2         I3
Short                   A1        B1       C1          D1           E1          F1          G2           H2         I3
Duration U.S.
Government
Small Cap               A1        B1       C1          D1           E1          F1          G2           H2         I3
Advantage
Small Cap Equity        A1        B1       C1          D3           E1          F1          G1           H1         I1
Small Cap Growth        A1        B1       C1          D1           E1          F1          G2           H2         I3
Small Cap Value         A1        B1       C1          D3           E1          F1                                  I1
Small Company           A1        B1       C1          D1           E1                      G2           H2         I3
Index
Stock                   A1        B1       C1          D1           E1                      G2           H2         I3
Strategic               A1        B1       C1          D1           E1          F1          G2           H2         I3
Allocation
Strategy                A1        B1       C1          D1           E1          F1          G2           H2         I3
Aggressive
Tax-Exempt Bond         A1        B1       C1          D1           E1                                 H2(ii)       I3
Tax-Exempt High         A1        B1       C1          D1           E1                                 H2(ii)       I3
Income
Tax-Exempt Money        A1        B2       C2          D2           E1                                 H3(ii)       I3
Market
U.S. Gov't              A1        B1       C1          D1           E1          F1          G1           H2         I2
Mortgage
Value                   A1        B1       C1          D3           E1          F1          G1           H1         I1

                         J                     L             M           N
                    CONCENTRATE     K        BUY ON         BUY       INVEST
                    IN ANY ONE    LOAN     MARGIN OR      STOCKS,    LESS THAN
       FUND          INDUSTRY    ASSETS  SELL SHORT(i)  BONDS, ETC.     80%
------------------------------------------------------------------------------
Portfolio Builder        J2
Moderate
Portfolio Builder        J2
Moderate
Aggressive
Portfolio Builder        J2
Moderate
Conservative
Portfolio Builder        J2
Total Equity
Precious Metals          J3        K1
Real Estate
S&P 500 Index            J4        K1
Select Value             J1        K1
Selective                J1        K1
Short                    J1        K1
Duration U.S.
Government
Small Cap                J1
Advantage
Small Cap Equity         J1
Small Cap Growth         J1
Small Cap Value          J1
Small Company            J1        K1
Index
Stock                    J1
Strategic                J1        K1
Allocation
Strategy                 J1        K1
Aggressive
Tax-Exempt Bond                                                       N4(iv)
Tax-Exempt High                                                         N2
Income
Tax-Exempt Money                               L1                       N4
Market
U.S. Gov't               J1        K1
Mortgage
Value                    J1

  (i) Nonfundamental policy for all funds except Cash Management and Tax-Exempt Money Market.
 (ii) For purposes of this policy, the terms of a municipal security determine the issuer.
(iii) For purposes of this policy, the fund will not include any investments subject to the alternative minimum tax.
 (iv) The fund does not intend to purchase bonds or other debt securities the interest from which is subject to the alternative minimum tax.
  (v) For purposes of this policy, borrowing property does not include the borrowing of securities in connection with short sales.
 (vi) Additionally, the fund may purchase gold, silver, or other precious metals, strategic metals or other metals occurring naturally with such metals.

--------------------------------------------------------------------------------
9 -- Statement of Additional Information - Jan. 27, 2006

A.  ACT AS UNDERWRITER


    A1- The fund will not act as an underwriter (sell securities for others). However, under the securities laws, the fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.


B.  MAKE CASH LOANS


    B1 - The fund will not make cash loans if the total commitment amount exceeds 5% of the fund's total assets.

    B2 - The fund will not make cash loans. The fund, however, does make investments in debt securities where the sellers agree to repurchase the securities at cost plus an agreed-upon interest rate within a specified time.


C.  BUY OR SELL REAL ESTATE


    C1 - The fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

    C2 - The fund will not invest in real estate, but the fund can invest in municipal bonds and notes secured by real estate or interest therein. For purposes of this policy, real estate includes real estate limited partnerships.

    C3 - The fund will not buy or sell real estate, commodities or commodity contracts. For purposes of this policy, real estate includes real estate limited partnerships.


D.  BUY OR SELL PHYSICAL COMMODITIES


    D1 - The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

    D2 -     The fund will not invest in commodities or commodity contracts.

    D3 - The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.


E.  LEND FUND SECURITIES


    E1 - The fund will not lend fund securities in excess of 30% of its net assets.


F.  ISSUE SENIOR SECURITIES


    F1 - The fund will not issue senior securities, except as permitted under the 1940 Act.


G.  BUY MORE THAN 10% OF AN ISSUER


    G1 - The fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the fund's assets may be invested without regard to this 10% limitation.

    G2 - The fund will not purchase more than 10% of the outstanding voting securities of an issuer.


H.  INVEST MORE THAN 5% IN AN ISSUER


    H1 - The fund will not invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, or other registered investment companies and except up to 25% of the fund's total assets may be invested without regard to this 5% limitation.

    H2 - The fund will not invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except up to 25% of the fund's total assets may be invested without regard to this 5% limitation.


--------------------------------------------------------------------------------
10 -- Statement of Additional Information - Jan. 27, 2006

    H3 - The fund will not invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities.


I.  BORROW MONEY


    I1 - The fund will not borrow money in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. Under current Board policy, the fund has no current intention to borrow to a material extent.

    I2 - The fund will not borrow money except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The fund has no current intention to borrow to a material extent.

    I3 - The fund will not borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The fund has no current intention to borrow to a material extent.


J.  CONCENTRATE


    J1 - The fund will not concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission
             (SEC), this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

    J2 - The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry. The fund itself does not intend to concentrate, however the aggregation of holdings of the underlying funds may result in the fund indirectly investing more than 25% of its assets in a particular industry. The fund does not control the investments of the underlying funds and any indirect concentration will occur only as a result of the fund following its investment objectives by investing in the underlying funds.

    J3 - The fund will not invest less than 25% of its total assets in the precious metals industry, based on current market value at the time of purchase, unless market conditions temporarily require a defensive investment strategy.

    J4 - The fund will not concentrate in any one industry unless that industry represents more than 25% of the index tracked by the fund. For all other industries, in accordance with the current interpretation by the SEC, this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry.


K.  LOAN ASSETS


    K1 - The fund will not make a loan of any part of its assets to the investment manager, to the board members and officers of the investment manager or to its own board members and officers.


L.  BUY ON MARGIN OR SELL SHORT


    L1 -     The fund will not buy on margin or sell short.

    L2 - The fund will not buy on margin or sell short or deal in options to buy or sell securities.


M.  BUY STOCKS, BONDS, ETC.


    M1 - The fund will not purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.


--------------------------------------------------------------------------------
11 -- Statement of Additional Information - Jan. 27, 2006

N.  INVEST LESS THAN 80%


    N1 - The fund will not under normal market conditions, invest less than 80% of its net assets in municipal obligations that are generally exempt from federal income tax as well as respective state and local income tax.

    N2 - The fund will not under normal market conditions, invest less than 80% of its net assets in bonds and notes issued by or on behalf of state and local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax and is not subject to the alternative minimum tax.

    N3 - The fund will not under normal market conditions, invest less than 80% of its net assets in securities generally exempt from federal income tax, with principal and interest either fully insured by private insurers or guaranteed by an agency or instrumentality of the U.S. government

    N4 - The fund will not under normal market conditions, invest less than 80% of its net assets in bonds and other debt securities issued by or on behalf of state or local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax.


NONFUNDAMENTAL POLICIES

Nonfundamental policies are policies that can be changed by the Board without shareholder approval. The chart below shows nonfundamental policies that are in addition to those described in the prospectus. The chart indicates whether or not the fund has a policy on a particular topic. The specific policy is stated in the paragraphs that follow the table.

                        TABLE 3. NONFUNDAMENTAL POLICIES

   The following are guidelines that may be changed by the Board at any time:

                                   A          B                      D         E           F
                                DEPOSIT    ILLIQUID       C       MARGIN,    MONEY     INVESTING       G           H
                                  ON     SECURITIES;  INVESTMENT  SELLING    MARKET    TO CONTROL   FOREIGN       DEBT
             FUND               FUTURES    BULLION    COMPANIES    SHORT   SECURITIES  OR MANAGE   SECURITIES  SECURITIES
---------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                 A1         B1           C1         D7        E1          F1        G1-15%        H8
Balanced                          A1         B1           C1         D3        E1          F1        G1-25%
California Tax-Exempt             A1         B1                      D6                                            H18
Cash Management                              B2           C1        See                                            H17
                                                                  Table 2
Core Bond                         A1         B1           C1         D3        E1          F1        G1-15%
Disciplined Equity                A1         B1           C1         D7        E1          F1        G1-20%        H7
Discovery                         A1         B1           C1         D8        E1          F1        G1-25%(i)     H7
Diversified Bond                  A1         B1           C1         D7        E1          F1
Diversified Equity Income         A1         B1           C1         D3        E1          F1        G1-25%        H12
Dividend Opportunity              A1         B1           C1         D3        E1          F1        G1-25%        H5
Emerging Markets                  A1         B1           C1         D1        E1          F1                    H1, H8
Equity Value                      A1         B1           C1         D3        E1          F1        G1-25%     H13, H15
European Equity                   A1         B1                      D7
Fundamental Growth                A1         B1           C1         D7        E1          F1        G1-15%        H8
Fundamental Value                 A1         B1           C1         D1        E1
Global Balanced                   A1         B1           C1         D1        E1          F1                    H15(ii)
Global Bond                       A1         B1           C1         D1        E1          F1                      H15
Global Equity                     A1         B1           C1         D1        E1          F1                    H1, H7
Global Technology                 A1         B1           C1         D1        E1          F1                    H1, H7
Growth                            A1         B1           C1         D7        E1          F1        G1-25%        H5
High Yield Bond                   A1         B1           C1         D6        E1          F1        G1-25%

                                                             K
                                     I           J        INVEST
                                TAX-EXEMPT     EQUITY      WHILE           L
             FUND               SECURITIES   SECURITIES  BORROWING  DIVERSIFICATION
-----------------------------------------------------------------------------------
Aggressive Growth
Balanced
California Tax-Exempt           I1, I4, I7
Cash Management

Core Bond
Disciplined Equity
Discovery
Diversified Bond
Diversified Equity Income
Dividend Opportunity
Emerging Markets
Equity Value
European Equity                                                         L1, L2
Fundamental Growth
Fundamental Value                                           K1
Global Balanced
Global Bond
Global Equity
Global Technology
Growth
High Yield Bond                                  J1

--------------------------------------------------------------------------------
12 -- Statement of Additional Information - Jan. 27, 2006

                                   A          B                      D         E           F
                                DEPOSIT    ILLIQUID       C       MARGIN,    MONEY     INVESTING       G           H
                                  ON     SECURITIES;  INVESTMENT  SELLING    MARKET    TO CONTROL   FOREIGN       DEBT
             FUND               FUTURES    BULLION    COMPANIES    SHORT   SECURITIES  OR MANAGE   SECURITIES  SECURITIES
---------------------------------------------------------------------------------------------------------------------------
Income Opportunities              A1         B1           C1         D3        E1          F1        G1-25%
Inflation Protected Securities    A1         B1           C1         D3                              G1-15%
Insured Tax-Exempt                A1         B1           J2         D6                                         H2, H18,
                                                                                                                H19, H20
Intermediate Tax-Exempt           A1         B1           J2         D2                                            H11

International                     A1         B1           C1         D1        E1
Aggressive Growth
International Equity              A1         B1           C1         D1        E1
International Opportunity         A1         B1           C1         D1        E1          F1
International                     A1         B1           C1         D1        E1
Select Value
International Small Cap           A1         B1           C1         D1        E1
Large Cap Equity                  A1         B1           C1         D7        E1          F1        G1-20%        H7
Large Cap Value                   A1         B1           C1         D1        E1          F1        G1-20%        H8
Limited Duration Bond             A1         B1           C1         D3        E1          F1        G1-15%
Massachusetts                     A1         B1                      D6                                            H18
Tax-Exempt
Michigan Tax-Exempt               A1         B1                      D6                                            H18
Mid Cap Growth                    A1         B1           C1         D1        E1          F1        G1-15%        H6
Mid Cap Value                     A1         B1           C1         D3        E1          F1        G1-25%        H9
Minnesota Tax-Exempt              A1         B1                      D6                                            H18
New Dimensions                    A1         B1           C1         D7        E1          F1        G1-30%        H7
New York Tax-Exempt               A1         B1                      D6                                            H18
Ohio Tax-Exempt                   A1         B1                      D6                                            H18
Portfolio Builder Aggressive*     A1         B1                      D7
Portfolio Builder                 A1         B1                      D7
Conservative*
Portfolio Builder Moderate *      A1         B1                      D7
Portfolio Builder Moderate        A1         B1                      D7
Aggressive*
Portfolio Builder Moderate        A1         B1                      D7
Conservative*
Portfolio Builder                 A1         B1                      D7
Total Equity*
Precious Metals                   A1         B1           C1         D7        E1          F1        G2, G4    H7(ii), H2 1
Real Estate                       A1         B1           C1         D7                              G1-10%
S&P 500 Index                     A1         B1                      D3
Select Value                      A1         B1           C1         D1        E1                    G1-20%        H4
Selective                         A1         B1           C1         D6        E1          F1        G1-25%        H5
Short Duration                    A1         B1           C1         D9        E1          F1

                                                             K
                                    I            J        INVEST
                                TAX-EXEMPT     EQUITY      WHILE           L
             FUND               SECURITIES   SECURITIES  BORROWING  DIVERSIFICATION
-----------------------------------------------------------------------------------
Income Opportunities
Inflation Protected Securities
Insured Tax-Exempt              I1, I5, I7,      J2
                                   I8, I9
Intermediate Tax-Exempt         I2, I3, I6,      J2
                                     I7
International
Aggressive Growth
International Equity
International Opportunity
International                                               K1
Select Value
International Small Cap
Large Cap Equity
Large Cap Value
Limited Duration Bond
Massachusetts                    I1, I4, I7
Tax-Exempt
Michigan Tax-Exempt              I1, I4, I7
Mid Cap Growth
Mid Cap Value
Minnesota Tax-Exempt             I1, I4, I7
New Dimensions
New York Tax-Exempt              I1, I4, I7
Ohio Tax-Exempt                  I1, I4, I7
Portfolio Builder Aggressive*
Portfolio Builder
Conservative*
Portfolio Builder Moderate *
Portfolio Builder Moderate
Aggressive*
Portfolio Builder Moderate
Conservative*
Portfolio Builder
Total Equity*
Precious Metals                                                           L1
Real Estate
S&P 500 Index                                                           L1, L2
Select Value
Selective
Short Duration

--------------------------------------------------------------------------------
13 -- Statement of Additional Information - Jan. 27, 2006

                                   A          B                      D         E           F
                                DEPOSIT    ILLIQUID       C       MARGIN,    MONEY     INVESTING       G           H
                                  ON     SECURITIES;  INVESTMENT  SELLING    MARKET    TO CONTROL   FOREIGN       DEBT
             FUND               FUTURES    BULLION    COMPANIES    SHORT   SECURITIES  OR MANAGE   SECURITIES  SECURITIES
---------------------------------------------------------------------------------------------------------------------------
U.S. Government
Small Cap Advantage               A1         B1           C1         D1        E1
Small Cap Equity                  A2         B1           C1         D1        E1                    G1-15%
Small Cap Growth                  A1         B1           C1         D1        E1
Small Cap Value                   A1         B1           C1         D1        E1
Small Company Index               A1         B1           C1         D4        E1          F1
Stock                             A1         B1           C1         D7        E1          F1        G1-25%      H7, H16
Strategic Allocation              A1         B1           C1         D3                    F1        G1-50%      H3, H10
Strategy Aggressive               A1         B1           C1         D3        E1          F1        G1-25%       H13,
                                                                                                                 H15(ii)
Tax-Exempt Bond                   A1         B1           J2         D2                                            H22
Tax-Exempt High Income            A1         B1                      D2
Tax-Exempt                                 B1(iii)
Money Market
U.S. Gov't Mortgage               A1         B1           C1         D9        E1          F1
Value                             A1         B1           C2         D1        E1                    G1-25%        H14

                                                             K
                                    I            J        INVEST
                                TAX-EXEMPT     EQUITY      WHILE           L
             FUND               SECURITIES   SECURITIES  BORROWING  DIVERSIFICATION
-----------------------------------------------------------------------------------
U.S. Government
Small Cap Advantage
Small Cap Equity                                            K1
Small Cap Growth
Small Cap Value                                             K1          L1, L2
Small Company Index
Stock
Strategic Allocation
Strategy Aggressive

Tax-Exempt Bond                      I2          J2
Tax-Exempt High Income             I2, I3
Tax-Exempt
Money Market
U.S. Gov't Mortgage
Value                                                       K1

    * The fund invests in a combination of underlying funds. These underlying funds have adopted their own investment policies that may be more or less restrictive than those of the fund. The policies of the underlying funds may permit a fund to engage in investment strategies indirectly that would otherwise be prohibited under the fund's investment restrictions.
  (i) The fund has no current intention of investing more than 5% of its total assets in foreign securities.
 (ii) Securities that are subsequently downgraded in quality may continue to be held and will be sold only when the investment manager believes it is advantageous to do so.
(iii) In determining the liquidity of municipal lease obligations, the investment manager, under guidelines established by the Board, will consider the essential nature of the leased property, the likelihood that the municipality will continue appropriating funding for the leased property, and other relevant factors related to the general credit quality of the municipality and the marketability of the municipal lease obligation.

A.  DEPOSIT ON FUTURES/PREMIUMS ON OPTIONS

    A1 - No more than 5% of the fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

    A2 - No more than 5% of the fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures other than for bona fide hedging purposes (within the meaning of the rules of the Commodities Futures Trading Commission).

B.  ILLIQUID SECURITIES

    B1 - No more than 10% of the fund's net assets will be held in securities and other instruments that are illiquid.

    B2 - The fund will not invest more than 10% of its net assets in securities that are illiquid whether or not registration or the filing of a notification under the Securities Act of 1933 or the taking of similar action under other securities laws relating to the sale of securities is required.

             A risk of any such investment is that it might not be able to be easily liquidated. For the purpose of this policy, repurchase agreements with maturities greater than seven days and non-negotiable fixed time deposits will be treated as illiquid securities.

C.  INVESTMENT COMPANIES

    C1 - The fund will not invest more than 10% of its total assets in the securities of investment companies.

    C2 - The fund will not invest more than 10% of its total assets in the securities of investment companies, unless a higher amount is permitted under an SEC exemptive order.

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14 -- Statement of Additional Information - Jan. 27, 2006

D.  MARGIN/SELLING SHORT

    D1 - The fund will not buy on margin or sell securities short, except the fund may make margin payments in connection with transactions in derivative instruments.

    D2 - The fund will not buy on margin or sell short, except that the fund may use derivative instruments.

    D3 - The fund will not buy on margin or sell securities short, except the fund may make margin payments in connection with transactions in futures contracts.

    D4 - The fund will not buy on margin or sell short, except the fund may make margin payments in connection with transactions in options, futures contracts and other financial instruments.

    D5 - The fund will not buy on margin or sell securities short, except the fund may make margin payments in connection with transactions in interest rate futures contracts.

    D6 - The fund will not buy on margin or sell short, except the fund may enter into interest rate futures contracts.

    D7 - The fund will not buy on margin or sell securities short, except the fund may make margin payments in connection with transactions in stock index futures contracts.

    D8 - The fund will not buy on margin, except the fund may make margin payments in connection with transactions in stock index futures contracts.

    D9 - The fund will not buy on margin, except the fund may make margin payments in connection with interest rate futures contracts.

E.  MONEY MARKET SECURITIES

    E1 - Ordinarily, less than 25% of the fund's total assets are invested in money market instruments.

F.  INVESTING TO CONTROL OR MANAGE

    F1 -     The fund will not invest in a company to control or manage it.

G.  FOREIGN SECURITIES

    G1 - The fund may invest its total assets, up to the amount shown, in foreign investments.

    G2 - Under normal market conditions, the fund intends to invest at least 50% of its total assets in foreign investments.

    G3 - Investments in U.S. issuers generally will constitute less than 20% of the fund's total assets.

    G4 - The fund may invest up to 10% of its total assets in gold and silver bullion, other precious metals, strategic metals and other metals occurring naturally with such metals and securities convertible into metals. The fund will invest only in metals and securities convertible into metals that are readily marketable.

H.  DEBT SECURITIES

    H1 - The fund may invest up to 20% of its net assets in bonds. H2 - The fund may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Corporation (S&P) or the equivalent.

    H3 - The fund may invest up to 30% of its total assets in short-term debt securities rated in the top two grades or the equivalent.

    H4 - The fund normally will purchase only investment grade convertible debt securities with a rating of, or equivalent to, at least BBB by S&P or, in the case of unrated securities, judged by the subadviser to be of comparable quality. The fund may invest in more speculative convertible debt securities, provided that such securities have a rating of, or equivalent to, at least an S&P rating of B and provided also that the total investment in such securities remains below 15% of the fund's assets.

    H5 - The fund may not purchase debt securities rated below investment grade.

    H6 - The fund only invests in bonds given the four highest ratings by Moody's or by S&P or in bonds of comparable quality in the judgment of the investment manager.

    H7 - The fund will not invest more than 5% of its net assets in bonds below investment grade.

--------------------------------------------------------------------------------
15 -- Statement of Additional Information - Jan. 27, 2006

    H8 - The fund may invest up to 10% of its net assets in bonds rated below investment grade

    H9 - No more than 10% of the fund's net assets may be invested in bonds below investment grade unless the bonds are convertible securities.

    H10 - No more than 15% of the fund's total assets will be invested in below investment-grade debt securities.

    H11 - The fund may invest 20% of its net assets in bonds rated or considered below investment grade (less than BBB/Baa).

    H12 - No more than 20% of the fund's net assets may be invested in bonds below investment grade unless the bonds are convertible securities.

    H13 - The fund will not invest more than 5% of its net assets in bonds rated BB or B, or in unrated bonds of equivalent quality.

    H14- No more than 10% of the fund's assets will be held in debt securities rated BB/Ba or lower.

    H15 - The fund may not invest in debt securities rated lower than B (or in unrated bonds of comparable quality).

    H16 - The fund will not purchase securities rated below C by Moody's or S&P, or the equivalent.

    H17 - The fund may invest in commercial paper rated in the highest rating category by at least two nationally recognized statistical rating organizations (or by one, if only one rating is assigned) and in unrated paper determined by the Board to be of comparable quality. The fund also may invest up to 5% of its total assets in commercial paper receiving the second highest rating or in unrated paper determined to be of comparable quality.

    H18 - No more than 10% of the fund's net assets will be held in inverse floaters.

    H19 - The fund may purchase securities rated Aaa by Moody's or AAA by S&P. In addition, the fund may purchase other securities, provided the securities are insured.

    H20 - Under normal market conditions, at least 65% of the fund's total assets will be invested in securities that are insured and have a maturity of more than one year.

    H21 - In the event economic, political or financial conditions adverse to gold or metals industries or the metals themselves occur, the fund temporarily may invest over 75% of its total assets in U.S. government securities or investment-grade short-term obligations (denominated either in foreign currencies or U.S. dollars).


    H22 - At least 75% of the fund's investments in bonds and other debt securities must be rated in the top four grades by Moody's, S&P, or Fitch Investors Services, Inc. or be of comparable rating given by other independent rating agencies. Up to 25% of the fund's remaining investments may be in unrated bonds and other debt securities that, in the investment manager's opinion, are of investment grade quality. All industrial revenue bonds must be rated.


I.  TAX- EXEMPT SECURITIES

    I1 - If, in the opinion of the investment manager, appropriate tax-exempt securities are not available, the fund may invest up to 20% of its net assets, or more on a temporary defensive basis, in taxable investments.

    I2 - Short-term tax-exempt debt securities rated in the top two grades or the equivalent are used to meet daily cash needs and at various times to hold assets until better investment opportunities arise. Under extraordinary conditions, where, in the opinion of the investment manager, appropriate short-term tax-exempt securities are not available, the fund may invest up to 20% of its net assets in certain taxable investments for temporary defensive purposes.

    I3 - The fund may invest more than 25% of its total assets in industrial revenue bonds, but it does not intend to invest more than 25% of its total assets in industrial revenue bonds issued for companies in the same industry or state.

--------------------------------------------------------------------------------
16 -- Statement of Additional Information - Jan. 27, 2006

    I4 - The fund may invest more than 25% of its total assets in a particular segment of the municipal securities market or in industrial revenue bonds, but does not intend to invest more than 25% of its total assets in industrial revenue bonds issued for companies in the same industry.

    I5 - The fund may invest more than 25% of its total assets in a particular segment of the municipal securities market or in industrial revenue bonds, but it does not intend to invest more than 25% of its total assets in industrial revenue bonds issued for companies in the same industry or state.

    I6 - The fund may invest more than 25% of its total assets in a particular segment of the municipal securities market or in securities relating to a particular state. Such markets may include electric revenue bonds, hospital bonds, housing bonds, industrial bonds, airport bonds, or in securities the interest on which is paid from revenues of a similar type of project.

    I7 - A portion of the fund's assets may be invested in bonds whose interest is subject to the alternative minimum tax computation. As long as the staff of the SEC maintains its current position that a fund calling itself a "tax-exempt" fund may not invest more than 20% of its net assets in these bonds, the fund will limit its investments in these bonds to 20% of its net assets.

    I8 - Pending investment in municipal securities maturing in more than one year, or as a temporary defensive position, the fund may hold up to 35% of its net assets in short-term tax-exempt instruments that are not insured or guaranteed. The fund will purchase these instruments only if they are rated MIG-1 by Moody's or SP-1 by S&P or if the long-term debt of such issuers is rated Aaa by Moody's or AAA by S&P or the equivalent.

    I9 - Except for securities guaranteed by the U.S. government, or an agency thereof, and the short-term tax-exempt instruments rated MIG-1 by Moody's or SP-1 by S&P or if the long-term debt of such issuers is rated Aaa by Moody's or AAA by S&P or the equivalent, each tax-exempt security purchased by the fund will be insured either by a New Issue Insurance Policy or by a Portfolio Insurance Policy issued by MBIA Insurance Corporation, Financial Guaranty Insurance Company or a comparable insurer as long as that insurer is rated Aaa by Moody's or AAA by S&P or the equivalent.

J.  EQUITY SECURITIES

    J1 - The fund may invest up to 10% of its total assets in common stocks, preferred stocks that do not pay dividends and warrants to purchase common stocks.

    J2 - The fund will not invest in voting securities or securities of investment companies.

K.  INVEST WHILE BORROWING

    K1 - The fund will not make additional investments while any borrowing remains outstanding.

L.  DIVERSIFICATION


    L1 - The fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the fund's assets may be invested without regard to this 10% limitation.

    L2 - The fund will not invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, or other registered investment companies and except up to 25% of the fund's total assets may be invested without regard to this 5% limitation.


--------------------------------------------------------------------------------
17 -- Statement of Additional Information - Jan. 27, 2006

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS

This table shows many of the various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager or subadviser (individually and collectively, the "investment manager") may make on behalf of a fund. For a description of principal risks for an individual fund, please see the applicable prospectus for that fund. Notwithstanding a fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS: A black circle indicates that the investment strategy or type of investment generally is authorized for a category of funds. Exceptions are noted in the footnotes to the table. See Table 1 for fund categories.

             TABLE 4. INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS

                                                                                     TAXABLE  TAX-EXEMPT                STATE
                                                          FUNDS-OF-FUNDS-   TAXABLE   MONEY     MONEY     TAX-EXEMPT  TAX-EXEMPT
          INVESTMENT STRATEGY           BALANCED  EQUITY  EQUITY AND BOND    BOND     MARKET    MARKET       BOND        BOND
--------------------------------------------------------------------------------------------------------------------------------
Agency and government securities           -         -           -             -        -         -           -          -
Borrowing                                  -         -           -             -        -                     -          -
Cash/money market instruments              -         -           -             -        -         -           -          -
Collateralized bond obligations            -         - A                       -                              -          -
Commercial paper                           -         -           -             -        -         -           -          -
Common stock                               -         -                         - B
Convertible securities                     -         -                         - C                            -          -
Corporate bonds                            -         -                         -                              -          -
Debt obligations                           -         -                         -        -         -           -          -
Depositary receipts                        -         -                         - D
Derivative instruments                     -         -           -             -                              -          -
(including options and futures)
Exchange-traded funds                      -         -                         -                              -          -
Foreign currency transactions              -         -                         - E                            - E
Foreign securities                         -         -                         - F      -                     -          -
Funding agreements                         -         -           -             -        -         -           -          -
High yield (high-risk) debt securities     -           G                       - G                            - G        -
(junk bonds)
Illiquid and restricted securities         -         -           -             -        -         -           -          -
Indexed securities                         -         -                         -                              -          -
Inflation protected securities             -         -                         -                              -          -
Inverse floaters                           -           H                       -                              -          -
Investment companies                       -         -           -             -
Lending of portfolio securities            -         -           -             -        -         -           -          -
Loan participations                        -         -                         -                              -          -
Mortgage-and asset-backed securities       -         - I                       -        -         -           -          -
Mortgage dollar rolls                      -           J                       -                              -          -
Municipal obligations                      -         -                         -                  -           -          -
Preferred stock                            -         -                         - K                            - K        -
Real estate investment trusts              -         -                         -                              -          -

--------------------------------------------------------------------------------
18 -- Statement of Additional Information - Jan. 27, 2006

                                                                                     TAXABLE  TAX-EXEMPT                STATE
                                                          FUNDS-OF-FUNDS-   TAXABLE   MONEY     MONEY     TAX-EXEMPT  TAX-EXEMPT
          INVESTMENT STRATEGY           BALANCED  EQUITY  EQUITY AND BOND    BOND     MARKET    MARKET       BOND        BOND
--------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements                      -         -                         -        -         -           -          -
Reverse repurchase agreements              -         -                         -        -                     -          -
Short sales                                            L                         L
Sovereign debt                             -         - M                       -        -                     -          -
Structured investments                     -         -                         -                              -          -
Swap agreements                                        N                       -                                N
Variable- or floating-rate securities      -         -           -             -        -         -           -          -
Warrants                                   -         -                         -                              -          -
When-issued securities and                 -         -                         -                              -          -
forward commitments
Zero-coupon, step-coupon and               -         -                         -                              -          -
pay-in-kind securities


A. The following funds are not authorized to invest in collateralized bond obligations: International Aggressive Growth, International Equity, International Select Value, International Small Cap, Select Value, Small Cap Equity, Small Cap Growth, Small Cap Value, and Small Cap Advantage.
B. The following funds are not authorized to invest in common stock: Short Duration U.S. Government, U.S. Government Mortgage.
C.   The following funds are not authorized to invest in convertible securities:
     Short Duration U.S. Government, U.S. Government Mortgage.
D.   The following funds are not authorized to invest in depositary receipts:
     Short Duration U.S. Government, U.S. Government Mortgage.
E. The following funds are not authorized to engage in foreign currency transactions: Insured Tax-Exempt, Short Duration U.S. Government, U.S. Government Mortgage.
F.   The following funds are not authorized to invest in foreign securities:
     U.S. Government Mortgage.
G. The following funds may hold securities that are downgraded to junk bond status, if the bonds were rated investment grade at the time of purchase:
     Core Bond, Dividend Opportunity, Mid Cap Growth, Growth, Inflation Protected Securities, Limited Duration, International Aggressive Growth, International Equity, International Select Value, International Small Cap, Small Cap Growth, Real Estate, S&P 500 Index, Selective, Small Cap Advantage, Small Company Index, Tax-Exempt Bond, European Equity, International Opportunity, Short Duration U.S. Government, U.S. Government Mortgage.
H.   The following funds are authorized to invest in inverse floaters: Real
     Estate.
I. The following funds are not authorized to invest in mortgage-and asset-backed securities: Small Cap Growth, Value, S&P 500 Index, Small Cap Advantage, Small Company Index.
J. The following funds are authorized to invest in mortgage dollar rolls: Real Estate.
K.   The following funds are not authorized to invest in preferred stock:
     Tax-Exempt High Income, Intermediate Tax-Exempt, Tax-Exempt Bond, Short Duration U.S. Government Mortgage.
L. The following funds are authorized to engage in short sales: Discovery, S&P 500 Index, Short Duration U.S. Government, U.S. Government Mortgage.
M. The following funds are not authorized to invest in sovereign debt: Select Value, Small Cap Equity, Small Cap Growth, Small Cap Value, Small Cap Advantage.
N.   The following funds are authorized to invest in swap agreements:
     International Select Value. Tax-exempt bond funds may invest in interest rate swap agreements.


--------------------------------------------------------------------------------
19 -- Statement of Additional Information - Jan. 27, 2006

INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). A mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with a fund at any time (for a description of principal risks for an individual fund, please see that fund's prospectus):

ACTIVE MANAGEMENT RISK. The fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the fund's investment objective. Due to its active management, the fund could underperform other mutual funds with similar investment objectives.


AFFILIATED FUND RISK. For funds-of-funds, the risk that the investment manager may have potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the investment manager is a fiduciary to the funds and is legally obligated to act in their best interests when selecting underlying funds, without taking fees into consideration.

ALLOCATION RISK. For funds-of-funds, the risk that the investment manager's evaluations regarding asset classes or underlying funds may be incorrect. There is no guarantee that the underlying funds will achieve their investment objectives. There is also a risk that the selected underlying funds' performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the asset class.


CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the fund purchases unrated securities, or if the rating of a security is reduced after purchase, the fund will depend on the investment manager's analysis of credit risk more heavily than usual.


COUNTERPARTY RISK. The risk that a counterparty to a financial instrument entered into by the fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. The fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.


DERIVATIVES RISK. Derivatives are financial instruments where value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, options, futures, indexes or currencies. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, correlation, liquidity, interest rate and credit risk. In addition, gains or losses involving derivatives may be substantial, because a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund. The Fund will suffer a loss in connection with the use of derivative instruments if prices do not move in the direction anticipated by the Fund's portfolio managers when entering into the derivative instrument.


DIVERSIFICATION RISK. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the fund's performance, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

For Portfolio Builder Funds. Although most of the underlying funds are diversified funds, because the Fund invests in a limited number of underlying funds, it is considered a non-diversified fund.


--------------------------------------------------------------------------------
20 -- Statement of Additional Information - Jan. 27, 2006

FOREIGN/EMERGING MARKETS RISK. The following are all components of foreign/emerging markets risk:

COUNTRY RISK includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

CURRENCY RISK results from the constantly changing exchange rates between local currency and the U.S. dollar. Whenever the fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

CUSTODY RISK refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

EMERGING MARKETS RISK includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.


GEOGRAPHIC CONCENTRATION RISK. The funds may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the funds focus their investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the funds may be more volatile than a more geographically diversified fund.

For state-specific funds. Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, each fund will be particularly affected by political and economic conditions and developments in the state in which it invests. This vulnerability to factors affecting the state's tax-exempt investments will be significantly greater than that of a more geographically diversified fund, which may result in greater losses and volatility. See Appendix B for details. The value of municipal securities owned by a fund also may be adversely affected by future changes in federal or state income tax laws.

In addition, because of the relatively small number of issuers of tax-exempt securities, the fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments.

INDEXING RISK. For funds that are managed to an index, the fund's performance will rise and fall as the performance of the index rises and falls.


INFLATION RISK. Also known as purchasing power risk, inflation risk reflects the effects of continually rising prices on investments. If an investment's return is lower than the rate of inflation, your money will have less purchasing power as time goes on.

INFLATION PROTECTED SECURITIES RISK. Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the investor reinvests the portion of fund distributions that comes from inflation adjustments.

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INTEREST RATE RISK. The risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

ISSUER RISK. An issuer, or the value of its stocks or bonds, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

LIQUIDITY RISK. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.


MID-SIZED COMPANY RISK. Investments in mid-sized companies often involve greater risks than investments in larger, more established companies because mid-sized companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in some instances the securities of mid-sized companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.


PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the portfolio managers may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.

REINVESTMENT RISK. The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

SECTOR RISK. Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

TRACKING ERROR RISK. For funds that are managed to an index, the fund may not track the index perfectly because differences between the index and the fund's portfolio can cause differences in performance. The investment manager purchases securities and other instruments in an attempt to replicate the performance of the index. However, the tools that the investment manager uses to replicate the index are not perfect and the fund's performance is affected by factors such as the size of the fund's portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the fund and changes in the index.

In addition, the returns from a specific type of security (for example, mid-cap stocks) may trail returns from other asset classes or the overall market. Each type of security will go through cycles of doing better or worse than stocks or bonds in general. These periods may last for several years.

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INVESTMENT STRATEGIES

The following information supplements the discussion of each fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes strategies that many mutual funds use and types of securities that they purchase. Please refer to the table titled Investment Strategies and Types of Investments to see which are applicable to various categories of funds.

AGENCY AND GOVERNMENT SECURITIES

The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities, including mortgage pass through certificates of the Government National Mortgage Association (GNMA), are guaranteed by the U.S. government.

Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments. Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include: Active Management Risk, Inflation Risk, Interest Rate Risk, Prepayment and Extension Risk, and Reinvestment Risk.

BORROWING


A fund may borrow money for temporary purposes or to engage in transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce a fund's total return. Except as qualified above, however, a fund may not buy securities on margin.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Active Management Risk and Inflation Risk.

CASH/MONEY MARKET INSTRUMENTS

Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. A fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject a fund to certain costs and expenses. See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Active Management Risk, Credit Risk, and Inflation Risk.

COLLATERALIZED BOND OBLIGATIONS

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest

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rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments -- money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Debt Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Active Management Risk, Credit Risk, Interest Rate Risk and Prepayment and Extension Risk.

COMMERCIAL PAPER

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Active Management Risk, Credit Risk, and Liquidity Risk.

COMMON STOCK

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Active Management Risk, Issuer Risk, Market Risk, and Small and Mid-sized Company Risk.

CONVERTIBLE SECURITIES

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

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Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Active Management Risk, Interest Rate Risk, Issuer Risk, Market Risk, Prepayment and Extension Risk, and Reinvestment Risk.

CORPORATE BONDS

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Debt Securities (Junk Bonds).) Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Active Management Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

DEBT OBLIGATIONS

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Debt Securities (Junk Bonds).)

Generally, debt obligations that are investment grade are those that have been rated in one of the top four credit quality categories by two out of the three independent rating agencies. In the event that a debt obligation has been rated by only two agencies, the most conservative, or lower, rating must be in one of the top four credit quality categories in order for the security to be considered investment grade. If only one agency has rated the debt obligation, that rating must be in one of the top four credit quality categories for the security to be considered investment grade. See Appendix A for a discussion of securities ratings.

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating agency or its rating system, a fund will attempt to use comparable ratings as standards for selecting investments.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Active Management Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

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DEPOSITARY RECEIPTS

Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Active Management Risk, Foreign/Emerging Markets Risk, Issuer Risk, and Market Risk.

DERIVATIVE INSTRUMENTS

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities. A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

OPTIONS. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

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One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If a fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, Chicago Board Options Exchange, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

FUTURES CONTRACTS. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.


Futures contracts may be based on various securities, securities indexes (such as the S&P 500 Index), foreign currencies and other financial instruments and indexes. A fund may engage in futures and related options transactions to produce incremental earnings, to hedge existing positions, and to increase flexibility. The fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a "commodity pool operator." The fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the fund may invest in futures contracts without registering with the CFTC.


OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

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Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

TAX AND ACCOUNTING TREATMENT. As permitted under federal income tax laws and to the extent a fund is allowed to invest in futures contracts, a fund would intend to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If a fund is using short futures contracts for hedging purposes, the fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, a fund would either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (a fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

OTHER RISKS OF DERIVATIVES. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

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Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products. (See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Active Management Risk, Derivatives Risk, and Liquidity Risk.

EXCHANGE-TRADED FUNDS

Exchange-traded funds (ETFs) represent shares of ownership in mutual funds, unit investment trusts or depositary receipts. ETFs hold portfolios of securities that closely track the performance and dividend yield of specific domestic or foreign market indexes.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with ETFs include: Active Management Risk and Market Risk.

FOREIGN CURRENCY TRANSACTIONS

Investments in foreign countries usually involve currencies of foreign countries. In addition, a fund may hold cash and cash equivalent investments in foreign currencies. As a result, the value of a fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

SPOT RATES AND DERIVATIVE INSTRUMENTS. A fund may conduct its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts). (See also Derivative Instruments.) These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

A fund may enter into forward contracts for a variety of reasons. A fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, a fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

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A fund may enter into forward contracts when management of the fund believes the currency of a particular foreign country may decline in value relative to another currency. When selling currencies forward in this fashion, a fund may seek to hedge the value of foreign securities it holds against an adverse move in exchange rates. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. A fund would not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate it to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency.

A fund may designate cash or securities in an amount equal to the value of the fund's total assets committed to consummating forward contracts entered into under the circumstance set forth immediately above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the fund's commitments on such contracts.

This method of protecting the value of the fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

A fund also may enter into forward contracts when its management believes the currency of a particular country will increase in value relative to another currency. A fund may buy currencies forward to gain exposure to a currency without incurring the additional costs of purchasing securities denominated in that currency.

At maturity of a forward contract, a fund may either deliver (if a contract to sell) or take delivery of (if a contract to buy) the foreign currency or terminate its contractual obligation by entering into an offsetting contract with the same currency trader, the same maturity date, and covering the same amount of foreign currency.

If a fund engages in an offsetting transaction, it would incur a gain or loss to the extent there has been movement in forward contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to buy or sell the foreign currency.

Although a fund values its assets each business day in terms of U.S. dollars, it may not intend to convert its foreign currencies into U.S. dollars on a daily basis. It would do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer.

OPTIONS ON FOREIGN CURRENCIES. A fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes and to gain exposure to foreign currencies. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, a fund may buy put options on the foreign currency. If the value of the currency does decline, a fund would have the right to sell the currency for a fixed amount in dollars and would offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities a fund plans to buy, or where a fund would benefit from increased exposure to the currency, a fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

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As in the case of other types of options, however, the benefit to a fund derived from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

A fund may write options on foreign currencies for the same types of purposes. For example, when a fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option would most likely not be exercised and the diminution in value of securities would be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option when a foreign currency is expected to appreciate, a fund could write a put option on the relevant currency. If rates move in the manner projected, the put option would expire unexercised and allow the fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if a fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

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FOREIGN CURRENCY FUTURES AND RELATED OPTIONS. A fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A fund may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a fund's investments denominated in that currency over time.

A fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The fund would not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Active Management Risk, Derivatives Risk, Interest Rate Risk, and Liquidity Risk.

FOREIGN SECURITIES

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities.

Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

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The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after Jan. 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Denmark into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Active Management Risk, Foreign/Emerging Markets Risk, and Issuer Risk.

FUNDING AGREEMENTS

A fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with funding agreements include: Credit Risk and Liquidity Risk.

HIGH-YIELD (HIGH-RISK) DEBT SECURITIES (JUNK BONDS)

High yield (high-risk) debt securities are sometimes referred to as junk bonds. They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

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An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include: Active Management Risk, Credit Risk, Interest Rate Risk, and Prepayment and Extension Risk.

ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are securities that are not readily marketable. These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments. To the extent a fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for the securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for a fund to sell the investment promptly and at an acceptable price.

In determining the liquidity of all securities and derivatives, such as Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities the investment manager, under guidelines established by the Board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include: Active Management Risk and Liquidity Risk.

INDEXED SECURITIES

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Active Management Risk, Liquidity Risk, and Market Risk.

INFLATION PROTECTED SECURITIES

Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor's assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index for Urban Consumers (CPI) and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

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If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S. Treasury inflation protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inflation-protected securities include: Interest Rate Risk and Market Risk.

INVERSE FLOATERS

Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Active Management Risk and Interest Rate Risk.

INVESTMENT COMPANIES

Investing in securities issued by registered and unregistered investment companies may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Active Management Risk and Market Risk.

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LENDING OF PORTFOLIO SECURITIES

A fund may lend certain of its portfolio securities. The current policy of the Board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the lender receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the Board. If the market price of the loaned securities goes up, the lender will get additional collateral on a daily basis. If the market price of the loaned securities goes down, the borrower may request that some collateral be returned. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the lender receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The lender may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The lender will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Active Management Risk and Credit Risk.

LOAN PARTICIPATIONS

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Active Management Risk and Credit Risk.

MORTGAGE- AND ASSET-BACKED SECURITIES

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. Commercial mortgage-backed securities (CMBS) are a specific type of mortgage-backed security collateralized by a pool of mortgages on commercial real estate.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only and Principal Only. IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

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CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage and asset-backed securities include:
Active Management Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Prepayment and Extension Risk.

MORTGAGE DOLLAR ROLLS

Mortgage dollar rolls are investments in which an investor sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While an investor foregoes principal and interest paid on the mortgage-backed securities during the roll period, the investor is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Active Management Risk, Credit Risk, and Interest Rate Risk.

MUNICIPAL OBLIGATIONS

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

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

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

TAXABLE MUNICIPAL OBLIGATIONS. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

PREFERRED STOCK

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Active Management Risk, Issuer Risk, and Market Risk.

REAL ESTATE INVESTMENT TRUSTS

Real estate investment trusts (REITs) are pooled investment vehicles that manage a portfolio of real estate or real estate related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the tax law. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value. A fund will indirectly bear its proportionate share of any expenses paid by a REIT in which it invests.


REITs often do no provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.


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38 -- Statement of Additional Information - Jan. 27, 2006

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Active Management Risk, Interest Rate Risk, Issuer Risk and Market Risk.

REPURCHASE AGREEMENTS

Repurchase agreements may be entered into with certain banks or non-bank dealers. In a repurchase agreement, the purchaser buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the purchaser's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Active Management Risk and Credit Risk.

REVERSE REPURCHASE AGREEMENTS

In a reverse repurchase agreement, an investor sells a security and enters into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.) Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include:
Active Management Risk, Credit Risk, and Interest Rate Risk.

SHORT SALES

With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to engage in short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to a fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Active Management Risk and Market Risk.

SOVEREIGN DEBT

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness. Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

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39 -- Statement of Additional Information - Jan. 27, 2006

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Active Management Risk, Credit Risk, and Foreign/Emerging Markets Risk.

STRUCTURED INVESTMENTS

A structured investment is a security whose return is tied to an underlying index or to some other security or pool of assets. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are created and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as commercial bank loans, and the issuance by that entity of one or more classes of debt obligations ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions. The extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities are often offered in different classes. As a result a given class of a structured security may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and at any given time there may be no active trading market for a particular structured security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured investments include: Active Management Risk, Credit Risk, and Liquidity Risk.

SWAP AGREEMENTS

Swap agreements obligate one party to make payments to the other party based on the change in the market value of an index or other asset. In return, the other party agrees to make payments to the first party based on the return of another index or asset. Swap agreements entail the risk that a party will default on its payment obligations.

INTEREST RATE SWAPS. Interest rate swap agreements are used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. Swaps also may protect against changes in the price of securities that an investor anticipates buying or selling at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined notional amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments.

Swap agreements are usually entered into at a zero net market value of the swap agreement commitments. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty to the other.

Swap agreements may include embedded interest rate caps, floor and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

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40 -- Statement of Additional Information - Jan. 27, 2006

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. A fund will enter into interest rate swap agreements only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the investment manager. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one Nationally Recognized Statistical Rating Organization (NRSRO) at the time of entering into the transaction. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, a fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.


CMBS TOTAL RETURN SWAPS. CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of collateralized mortgage-backed securities.

CURRENCY SWAPS. Currency swaps are similar to interest rate swaps, except that they involve currencies instead of interest rates.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Credit Risk and Liquidity Risk.

VARIABLE- OR FLOATING-RATE SECURITIES


Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. Variable-rate demand notes include master demand notes that are obligations that permit the investor to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the investor as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the lender's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Active Management Risk and Credit Risk.

WARRANTS

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Active Management Risk and Market Risk.

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41 -- Statement of Additional Information - Jan. 27, 2006
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WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, a fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Active Management Risk and Credit Risk.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Active Management Risk, Credit Risk, and Interest Rate Risk.

A fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.

SECURITIES TRANSACTIONS

Except as otherwise noted, the description of policies and procedures in this section also applies to any fund subadviser. Subject to policies set by the Board, as well as the terms of the investment management agreements, the investment manager or subadviser for subadvised funds is authorized to determine, consistent with a fund's investment goal and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, the investment manager has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the Board. In selecting broker-dealers to execute transactions, the investment manager may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

Each fund, the investment manager, any subadviser and Ameriprise Financial Services, Inc. (the distributor or Ameriprise Financial Services) has a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

A fund's securities may be traded on a principal rather than an agency basis. In certain circumstances, the investment manager will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The investment manager does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

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On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The Board has adopted a policy authorizing the investment manager to do so to the extent authorized by law, if the investment manager determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the investment manager's overall responsibilities with respect to a fund and the other RiverSource funds for which it acts as investment manager (or by any fund subadviser to any other client of such subadviser).

Research provided by brokers supplements the investment manager's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. The investment manager has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, the investment manager must follow procedures authorized by the Board. To date, three procedures have been authorized. One procedure permits the investment manager to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits the investment manager, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits the investment manager, in order to obtain research and brokerage services, to cause a fund to pay a commission in excess of the amount another broker might have charged. The investment manager has advised the funds that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but the investment manager believes it may obtain better overall execution. The investment manager has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by the investment manager in providing advice to all RiverSource funds (or by any fund subadviser to any other client of such subadviser) even though it is not possible to relate the benefits to any particular fund.

Each investment decision made for a fund is made independently from any decision made for another portfolio, fund, or other account advised by the investment manager. When a fund buys or sells the same security as another portfolio, fund, or account, the investment manager carries out the purchase or sale in a way believed to be fair to the fund. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the fund, the fund hopes to gain an overall advantage in execution. On occasion, a fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services. The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the funds as a factor in the selection of broker-dealers through which to execute securities transactions.

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43 -- Statement of Additional Information - Jan. 27, 2006
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The following table shows total brokerage commissions paid in the last three fiscal periods. Substantially all firms through whom transactions were executed provide research services. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                      TABLE 5. TOTAL BROKERAGE COMMISSIONS

                           TOTAL BROKERAGE COMMISSIONS


                    FUND                                               2005            2004            2003
--------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
Portfolio Builder Aggressive                                        $        0(a)          N/A             N/A
Portfolio Builder Conservative                                               0(a)          N/A             N/A
Portfolio Builder Moderate                                                   0(a)          N/A             N/A
Portfolio Builder Moderate Aggressive                                        0(a)          N/A             N/A
Portfolio Builder Moderate Conservative                                      0(a)          N/A             N/A
Portfolio Builder Total Equity                                               0(a)          N/A             N/A
Small Company Index                                                     37,118          23,893          50,976
S&P 500 Index                                                           49,048          24,729          43,486

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
Equity Value                                                           858,846       1,852,684       2,826,803
Precious Metals                                                      1,245,421         956,649       1,290,528
Small Cap Advantage                                                  3,294,757       4,102,653       3,784,304
Small Cap Growth                                                     2,105,168       3,334,707       3,301,903
Strategy Aggressive                                                    933,213       1,563,638       1,954,985

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
Aggressive Growth                                                      181,981          72,985           8,489(b)
Fundamental Growth                                                     180,023          46,313           7,136(b)
Fundamental Value                                                      314,501         162,856         205,143
High Yield Bond                                                              0             876               0
Select Value                                                           310,913         539,192         532,619
Selective                                                               45,224          77,261         317,778
Short Duration U.S. Government                                          95,868         407,216         552,895
Small Cap Equity                                                       429,969         846,218         273,634
Small Cap Value                                                      2,439,209       3,185,306       2,505,457
U.S. Government Mortgage                                                10,708          31,267          23,812
Value                                                                  363,273         389,539         629,327

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
California Tax-Exempt                                                        0               0               0
Dividend Opportunity                                                   621,168       3,783,128       6,633,939
Insured Tax-Exempt                                                           0               0               0
Massachusetts Tax-Exempt                                                     0               0               0
Michigan Tax-Exempt                                                          0               0               0
Minnesota Tax-Exempt                                                         0               0               0
New York Tax-Exempt                                                          0               0               0
Ohio Tax-Exempt                                                              0               0               0
Real Estate                                                            185,877          34,975(c)          N/A


--------------------------------------------------------------------------------
44 -- Statement of Additional Information - Jan. 27, 2006

                           TOTAL BROKERAGE COMMISSIONS


                    FUND                                               2005            2004            2003
--------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
Cash Management                                                              0               0               0
Core Bond                                                                3,612           1,451             244(d)
Disciplined Equity                                                      35,948           5,731           1,574(e)
Discovery                                                              423,268       1,171,529         903,078
Growth                                                              15,623,111      22,702,374      38,887,668
Income Opportunities                                                         0               0               0(d)
Inflation Protected Securities                                               0               0(f)          N/A
Large Cap Equity                                                     6,832,334       1,306,601         311,242
Large Cap Value                                                        189,029         146,077          85,741
Limited Duration Bond                                                    3,268             839              40(d)
New Dimensions                                                      29,467,597      20,989,555      11,242,565

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
Diversified Bond                                                       161,336         160,646         319,860

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
Balanced                                                             1,135,795       1,314,212       2,778,748
Diversified Equity Income                                            3,191,513       2,416,265       2,987,610
Mid Cap Value                                                          919,813         365,435         345,711
Stock                                                                4,761,118       4,128,770       5,096,474
Strategic Allocation                                                   502,448         279,233         379,561

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
Emerging Markets                                                     2,388,169       2,022,969       2,106,670
European Equity                                                        211,729         324,079         783,457
Global Balanced                                                        151,709         189,252         175,551
Global Bond                                                              8,856           7,760          23,297
Global Equity                                                        1,393,982       1,992,985       1,582,657
Global Technology                                                    1,170,244       4,193,021       5,595,324
International Aggressive Growth                                        673,010         598,644         495,189
International Equity                                                   556,407         315,047         144,417
International Opportunity                                            1,320,088       1,303,677       2,047,954
International Select Value                                           1,027,065         839,270         411,763
International Small Cap                                                241,558         179,076          66,511

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
Intermediate Tax-Exempt                                                      0               0               0
Mid Cap Growth                                                       1,764,250       1,630,670       1,597,573
Tax-Exempt Bond                                                              0               0               0
Tax-Exempt High Income                                                       0               0               0

                                                                       2004            2003            2002
                                                                    ------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
Tax-Exempt Money Market                                                      0               0               0


(a) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.
(c) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.
(d) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.
(e) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.
(f) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

--------------------------------------------------------------------------------
45 -- Statement of Additional Information - Jan. 27, 2006

For the last fiscal period, transactions were specifically directed to firms in exchange for research services as shown in the following table. The table also shows portfolio turnover rates for the last two fiscal periods. Higher turnover rates may result in higher brokerage expenses and taxes. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

           TABLE 6. BROKERAGE DIRECTED FOR RESEARCH AND TURNOVER RATES


                                                                  BROKERAGE DIRECTED FOR RESEARCH
                                                                  -------------------------------
                                                                                     AMOUNT OF              TURNOVER RATES
                                                                     AMOUNT OF      COMMISSIONS   -------------------------------
                   FUND                                             TRANSACTIONS  IMPUTED OR PAID     2005               2004
---------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
Portfolio Builder Aggressive                                        $          0  $           0             38%(a)            N/A
Portfolio Builder Conservative                                                 0              0             51(a)             N/A
Portfolio Builder Moderate                                                     0              0             28(a)             N/A
Portfolio Builder Moderate Aggressive                                          0              0             31(a)             N/A
Portfolio Builder Moderate Conservative                                        0              0             28(a)             N/A
Portfolio Builder Total Equity                                                 0              0             39(a)             N/A
Small Company Index                                                            0              0             12                 10
S&P 500 Index                                                                  0              0              6                  4

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
Equity Value                                                                   0              0             25                 39
Precious Metals                                                                0              0            196                173
Small Cap Advantage                                                   43,909,384        121,834            101                110
Small Cap Growth                                                      46,579,305        115,768            153                224
Strategy Aggressive                                                            0              0             35                 55

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
Aggressive Growth                                                      4,034,256          6,709            218                189
Fundamental Growth                                                       206,318            221            122                 66
Fundamental Value                                                              0              0              2                  5
High Yield Bond                                                                0              0            105                140
Select Value                                                          73,512,978        115,967             12                 15
Selective                                                                      0              0            297                292
Short Duration U.S. Government                                                 0              0            169                125
Small Cap Equity                                                       2,239,076          5,359             88                139
Small Cap Value                                                      107,548,552         94,171             70                 97
U.S. Government Mortgage                                                       0              0            137                163
Value                                                                          0              0             40                 34

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
California Tax-Exempt                                                          0              0             28                 30
Dividend Opportunity                                                           0              0             24                118
Insured Tax-Exempt                                                             0              0             34                 23
Massachusetts Tax-Exempt                                                       0              0              9                 14
Michigan Tax-Exempt                                                            0              0              9                 32
Minnesota Tax-Exempt                                                           0              0             15                 23
New York Tax-Exempt                                                            0              0             30                 36
Ohio Tax-Exempt                                                                0              0             33                 17
Real Estate                                                            1,683,089          2,960             63                 49(b)

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
Cash Management                                                                0              0            N/A                N/A
Core Bond                                                                      0              0            313(d)             310
Disciplined Equity                                                             0              0             64                 64


--------------------------------------------------------------------------------
46 -- Statement of Additional Information - Jan. 27, 2006

                                                                  BROKERAGE DIRECTED FOR RESEARCH
                                                                  -------------------------------
                                                                                     AMOUNT OF              TURNOVER RATES
                                                                     AMOUNT OF      COMMISSIONS   -------------------------------
                    FUND                                            TRANSACTIONS  IMPUTED OR PAID     2005               2004
---------------------------------------------------------------------------------------------------------------------------------
Discovery                                                              2,807,817          5,265             82                136
Growth                                                               112,613,001        257,216            136                171
Income Opportunities                                                           0              0            124                133
Inflation Protected Securities                                                 0              0             43                 11(c)
Large Cap Equity                                                      55,693,151        112,862            128                 99
Large Cap Value                                                        2,335,458          3,065             57                 59
Limited Duration Bond                                                          0              0            316(d)             317
New Dimensions                                                       139,768,556        184,742             75                 49

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
Diversified Bond                                                               0              0            300(d)             279

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
Balanced                                                             132,024,106         14,004            130                131
Diversified Equity Income                                             12,690,978         14,045             24                 18
Mid Cap Value                                                                  0              0             26                  9
Stock                                                                131,399,280         30,000            132                 76
Strategic Allocation                                                           0              0            134                127

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
Emerging Markets                                                               0              0            124                128
European Equity                                                                0              0             56                 73
Global Balanced                                                                0              0             71                 74
Global Bond                                                                    0              0             73                 92
Global Equity                                                                  0              0             93                104
Global Technology                                                      3,005,998          6,521            115(e)             349
International Aggressive Growth                                       86,243,642        210,111             67                 87
International Equity                                                  77,046,229        143,276            110                111
International Opportunity                                                      0              0             93                 98
International Select Value                                            55,832,306         77,471             22                 23
International Small Cap                                               34,092,349         70,621             80                 66

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
Intermediate Tax-Exempt                                                        0              0             16                 25
Mid Cap Growth                                                                 0              0             27                 26
Tax-Exempt Bond                                                                0              0             29                 21
Tax-Exempt High Income                                                         0              0             30                 22

                                                                                                      2004              2003
                                                                                                  -------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
Tax-Exempt Money Market                                                        0              0            N/A                N/A


(a) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(b) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.
(c) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.
(d) A significant portion of the turnover was the result of "roll" transactions in the liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transaction costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, we expect this activity to enhance the returns on the overall fund.
(e) The variation in turnover rate can be attributed to several factors. During this year, there were opportunities to get into positions at very good risk/reward levels and due to this and due to the fact that the technology market has been essentially flat and stocks have not been appreciating significantly during the period there is less need for turnover in the portfolio. The turnover in the fund will fluctuate where we would expect to see larger turnover when we see more volatility in the overall index and lower turnover with lower volatility in the index.

--------------------------------------------------------------------------------
47 -- Statement of Additional Information - Jan. 27, 2006

As of the end of the most recent fiscal period, the fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                TABLE 7. SECURITIES OF REGULAR BROKERS OR DEALERS

                                                                                                 VALUE OF SECURITIES OWNED
                   FUND                                         ISSUER                            AT END OF FISCAL PERIOD
------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
Portfolio Builder Aggressive                        None                                                                   N/A
Portfolio Builder Conservative                      None                                                                   N/A
Portfolio Builder Moderate                          None                                                                   N/A
Portfolio Builder Moderate Aggressive               None                                                                   N/A
Portfolio Builder Moderate Conservative             None                                                                   N/A
Portfolio Builder Total Equity                      None                                                                   N/A
Small Company Index                                 Investment Technology Group                                   $  2,067,454
                                                    Piper Jaffray Companies                                          1,947,534
S&P 500 Index                                       American Express                                                 1,956,185
                                                    Bear Stearns Companies                                             304,797
                                                    Citigroup                                                        7,436,421
                                                    Citigroup Global Markets Holdings                                9,999,306
                                                    E*TRADE Financial                                                  149,325
                                                    Franklin Resources                                                 494,360
                                                    Goldman Sachs Group                                              1,525,107
                                                    Lehman Brothers Holdings                                           717,392
                                                    JP Morgan Chase & Co.                                            3,884,971
                                                    Merrill Lynch & co.                                              1,634,204
                                                    Morgan Stanley                                                   1,789,097
                                                    PNC Financial Services Group                                       444,589
                                                    Charles Schwab                                                     442,316

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
Equity Value                                        Citigroup                                                       39,340,476
                                                    JP Morgan Chase & Co.                                            8,513,814
                                                    Lehman Brothers Holdings                                        20,705,784
                                                    Merrill Lynch & Co.                                             17,608,260
                                                    Morgan Stanley                                                  18,497,475
Precious Metals                                     None                                                                   N/A
Small Cap Advantage                                 Investment Technology Group                                        361,165
                                                    Jefferies Group                                                  1,948,056
                                                    Knight Trading Group                                               186,659
Small Cap Growth                                    Affiliated Managers Group                                        1,111,267
                                                    Citigroup                                                        3,399,731
                                                    Investment Technology Group                                        378,175
                                                    Jefferies Group                                                    438,595
Strategy Aggressive                                 None                                                                   N/A

--------------------------------------------------------------------------------
48 -- Statement of Additional Information - Jan. 27, 2006

                                                                                                 VALUE OF SECURITIES OWNED
                   FUND                                         ISSUER                            AT END OF FISCAL PERIOD
------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
Aggressive Growth                                   Affiliated Managers Group                                          532,933
                                                    Jefferies Group                                                    160,761
                                                    Legg Mason                                                         478,863
Fundamental Growth                                  Schwab (Charles)                                                   979,889
Fundamental Value                                   Citigroup                                                       30,305,863
                                                    JP Morgan Chase & Co.                                           44,370,754
                                                    Morgan Stanley                                                   6,771,168
High Yield Bond                                     LaBranche & Co.                                                 16,010,175
Select Value                                        Bear Stearns Companies                                             693,280
                                                    BKF Capital Group                                                  181,500
                                                    Merrill Lynch & Co.                                              1,899,100
Selective                                           Bear Stearns Adjustable Rate Mtge Trust                          2,191,863
                                                    Bear Stearns Commercial Mtge Securities                          5,347,849
                                                    Citigroup                                                        8,545,622
                                                    Citigroup Commercial Mtge Trust                                  4,490,508
                                                    CS First Boston Mtge Securities                                  4,628,259
                                                    Goldman Sachs Group                                              2,106,773
                                                    J.P. Morgan Chase & Co.                                          2,428,993
                                                    J.P. Morgan Chase Commercial Mtge Securities                     9,413,657
                                                    LB-UBS Commercial Mtge Trust                                    18,947,351
                                                    Morgan Stanley                                                     928,881
                                                    Morgan Stanley Capital 1                                         7,691,766
                                                    Morgan Stanley, Dean Witter Capital 1                            2,426,912
Short Duration U.S. Government                      Bears Stearns Alternative Trust                                  8,575,000
                                                    LB-UBS Commercial Mtge Trust                                     6,128,195
                                                    Morgan Stanley Capital I                                        12,092,686
                                                    Morgan Stanley Mtge Loan Trust                                   3,549,817
Small Cap Equity                                    Affiliated Managers Group                                          546,940
                                                    Investment Technology Group                                      1,103,466
Small Cap Value                                     Affiliated Managers Group                                        1,855,928
                                                    Investment Technology Group                                      1,304,814
                                                    Options Xpress Holdings                                            271,188
U.S. Government Mortgage                            CS First Boston Mtge Securities                                    367,506
Value                                               Citigroup                                                        7,141,876
                                                    Goldman Sachs Group                                              4,182,750
                                                    Merrill Lynch & Co.                                              4,134,612
                                                    JP Morgan Chase & Co.                                           10,167,157

--------------------------------------------------------------------------------
49 -- Statement of Additional Information - Jan. 27, 2006

                                                                                                 VALUE OF SECURITIES OWNED
                   FUND                                         ISSUER                            AT END OF FISCAL PERIOD
------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
California Tax-Exempt                               None                                                                   N/A
Dividend Opportunity                                Citigroup                                                       27,770,361
                                                    Friedman, Billings, Ramsey Group CIA                             2,562,560
                                                    JP Morgan Chase & Co.                                            9,822,492
Insured Tax-Exempt                                  None                                                                   N/A
Massachusetts Tax-Exempt                            None                                                                   N/A
Michigan Tax-Exempt                                 None                                                                   N/A
Minnesota Tax-Exempt                                None                                                                   N/A
New York Tax-Exempt                                 None                                                                   N/A
Ohio Tax-Exempt                                     None                                                                   N/A
Real Estate                                         None                                                                   N/A

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
Cash Management                                     Bear Stearns Companies                                          78,410,961
                                                    Credit Suisse First Boston NY                                   79,971,289
                                                    Goldman Sachs Group                                             75,000,000
                                                    Lehman Brothers Holdings                                        42,000,000
                                                    Morgan Stanley & Co.                                            44,105,490
Core Bond                                           Bear Stearns Commercial Mtge Securities                          1,608,803
                                                    Bear Stearns Adjustable Rate Mortgage Trust                        899,429
                                                    Citigroup                                                        2,480,986
                                                    Citigroup Commercial Mortgage Trust                                757,003
                                                    CS First Boston Mtge Securities                                    643,161
                                                    GS Mtg Securities                                                  370,305
                                                    LB-UBS Commercial Mtge Trust                                     3,135,156
                                                    JP Morgan Chase Commercial Mtge Securities                       2,160,054
                                                    Merrill Lynch Mtge Trust                                           323,480
                                                    Morgan Stanley Capital 1                                           406,481
Disciplined Equity                                  Bear Stearns Companies                                             303,981
                                                    Citigroup                                                        2,851,817
                                                    Franklin Resources                                                 890,557
                                                    Lehman Brothers Holdings                                           691,019
                                                    Merrill Lynch & Co.                                                226,597
                                                    Morgan Stanley                                                     120,264
                                                    PNC Financial Services Group                                       554,285
Discovery                                           Affiliated Managers Group                                          424,235
                                                    Investment Technology Group                                        928,520
Growth                                              Franklin Resources                                              10,555,092
Income Opportunities                                LaBranche & Co.                                                  1,892,550
Inflation Protected Securities                      None                                                                   N/A

--------------------------------------------------------------------------------
50 -- Statement of Additional Information - Jan. 27, 2006

                                                                                                 VALUE OF SECURITIES OWNED
                FUND                                           ISSUER                             AT END OF FISCAL PERIOD
------------------------------------------------------------------------------------------------------------------------------
Large Cap Equity                                    Citigroup                                                       25,890,939
                                                    Citigroup Funding                                               19,794,538
                                                    E*Trade Financial                                                1,660,097
                                                    Franklin Resources                                               6,005,007
                                                    Legg Mason                                                       1,157,564
                                                    Lehman Brothers Holdings                                         5,310,957
                                                    Merrill Lynch & Co.                                              3,107,522
                                                    JP Morgan Chase & Co.                                           14,572,909
                                                    Morgan Stanley                                                  10,152,019
                                                    PNC Financial Services Group                                     4,508,671

Large Cap Value                                     Citigroup                                                        4,454,096
                                                    E*Trade Financial                                                  147,128
                                                    Franklin Resources                                                 531,068
                                                    Legg Mason                                                         317,891
                                                    Lehman Brothers Holdings                                           814,758
                                                    Merrill Lynch & Co.                                                883,405
                                                    JP Morgan Chase & Co.                                            2,588,131
                                                    Morgan Stanley                                                   1,703,860
                                                    PNC Financial Services Group                                       683,386

Limited Duration Bond                               Bear Stearns Commercial Mtge Securities                          1,393,235
                                                    Bear Stearns Adjustable Rate Mortgage Trust                        956,758
                                                    Citigroup                                                        2,476,073
                                                    Citigroup Commercial Mortgage Trust                                851,629
                                                    CS First Boston Mtge Securities                                    881,742
                                                    GS Mtg Securities                                                  419,679
                                                    LB-UBS Commercial Mtge Trust                                     3,651,486
                                                    JP Morgan Chase Commercial Mtge Securities                       2,884,355
                                                    Merrill Lynch Mtge Trust                                           362,690
                                                    Morgan Stanley Capital 1                                           509,109

New Dimensions                                      Citigroup                                                      191,123,340
                                                    Schwab (Charles)                                               236,626,414

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
Diversified Bond                                    Bear Stearns Adjustable Rate Mortgage Trust                      7,536,103
                                                    Bear Stearns Commercial Mtge Securities                         10,586,732
                                                    Citigroup                                                       35,535,196
                                                    Citigroup Commercial Mortgage Trust                             12,098,072
                                                    CS First Boston Mtge Securities                                  7,871,786
                                                    GS Mtg Securities                                               10,184,890
                                                    JP Morgan Chase Commercial Mtge Securities                      40,751,675
                                                    LB-UBS Commercial Mtge Trust                                    67,268,305
                                                    Merrill Lynch Mtge Trust                                         4,557,707
                                                    Morgan Stanley & Co.                                             2,899,712
                                                    Morgan Stanley Capital 1                                        13,604,693
                                                    Morgan Stanley, Dean Witter Capital 1                           11,768,644

--------------------------------------------------------------------------------
51 -- Statement of Additional Information - Jan. 27, 2006

                                                                                                 VALUE OF SECURITIES OWNED
                   FUND                                         ISSUER                            AT END OF FISCAL PERIOD
------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
Balanced                                            Bear Stearns Commercial Mtge Securities                          2,691,282
                                                    Bear Stearns Adjustable Rate Mortgage Trust                      1,285,883
                                                    Citigroup                                                       26,730,801
                                                    Citigroup Commercial Mortgage Trust                              1,894,303
                                                    CS First Boston Mtge Securities                                  4,216,015
                                                    Franklin Resources                                               3,152,026
                                                    GS Mtg Securities II                                             1,802,859
                                                    JP Morgan Chase                                                  2,046,404
                                                    JP Morgan Chase & Co.                                           14,331,286
                                                    JP Morgan Chase Commercial Mtge Securities                       5,957,081
                                                    Legg Mason                                                       1,957,637
                                                    Lehman Brothers Holdings                                         6,048,108
                                                    LB-UBS Commercial Mtge Trust                                    11,371,831
                                                    Merrill Lynch & Co.                                              5,287,634
                                                    Merrill Lynch Mtge Trust                                           859,511
                                                    Morgan Stanley                                                   9,935,101
                                                    Morgan Stanley Capital 1                                         3,509,890
                                                    Morgan Stanley, Dean Witter Capital 1                            2,004,670
                                                    PNC Financial Services Group                                     4,544,533

Diversified Equity Income                           Citigroup                                                      173,731,632
                                                    Lehman Brothers Holdings                                        17,530,240
                                                    Merrill Lynch & Co.                                             29,834,505
                                                    Morgan Stanley                                                  14,828,106
                                                    Morgan Stanley & Co.                                            34,827,111

Mid Cap Value                                       Morgan Stanley & Co.                                            18,876,087

Stock                                               Bear Stearns Companies                                           1,430,811
                                                    Citigroup                                                       39,491,241
                                                    Citigroup Funding                                                  899,708
                                                    Franklin Resources                                               7,969,063
                                                    Goldman Sachs Group                                             18,237,001
                                                    Lehman Brothers Holdings                                        12,993,693
                                                    Merrill Lynch & Co.                                              2,122,158
                                                    Morgan Stanley                                                   3,211,911
                                                    PNC Financial Services Group                                     5,721,584

--------------------------------------------------------------------------------
52 -- Statement of Additional Information - Jan. 27, 2006

                                                                                                 VALUE OF SECURITIES OWNED
                   FUND                                         ISSUER                            AT END OF FISCAL PERIOD
------------------------------------------------------------------------------------------------------------------------------
Strategic Allocation                                Bear Stearns Adjustable Rate Mortgage Trust                        653,482
                                                    Bear Stearns Commercial Mtge Securities                          1,497,234
                                                    Bear Stearns Companies                                           2,412,415
                                                    Citigroup                                                       17,045,203
                                                    Citigroup Commercial Mortgage Trust                              1,571,411
                                                    Credit Suisse Group                                                530,415
                                                    CS First Boston Mtge Securities                                  1,348,098
                                                    Franklin Resources                                               4,447,781
                                                    GS Mtg Securities II                                               799,349
                                                    Investment Technology Group                                        560,269
                                                    JP Morgan Chase                                                    715,248
                                                    JP Morgan Chase Commercial Mtge Securities                       2,449,180
                                                    Knight Capital Group                                                97,227
                                                    LaBranche & Co.                                                    104,975
                                                    LB-UBS Commercial Mtge Trust                                     3,739,983
                                                    Lehman Brothers Holdings                                         3,769,642
                                                    Merrill Lynch & Co.                                                753,439
                                                    Merrill Lynch Mtge Trust                                           429,755
                                                    Morgan Stanley                                                   1,795,878
                                                    Morgan Stanley & Co.                                            19,193,760
                                                    Morgan Stanley Capital 1                                           295,290
                                                    Morgan Stanley, Dean Witter Capital 1                              476,043
                                                    PNC Financial Services Group                                     3,027,600

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
Emerging Markets                                    None                                                                   N/A

European Equity                                     Credit Suisse Group                                              1,040,311

Global Balanced                                     Bear Stearns Companies                                             472,080
                                                    Citigroup                                                        1,629,127
                                                    E*TRADE Financial                                                  727,549
                                                    Goldman Sachs Group                                                452,152
                                                    Lehman Brothers Holdings                                           472,815

Global Bond                                         Bear Stearns Commercial Mtge Securities                          3,157,553
                                                    Citigroup                                                        3,212,945
                                                    Citigroup Commercial Mortgage Trust                              2,230,723
                                                    CS First Boston Mtge Securities                                  3,728,501
                                                    GS Mtg Securities II                                             3,782,438
                                                    JP Morgan Chase & Co.                                            1,734,247
                                                    JP Morgan Chase Commercial Mtge Securities                       2,818,685
                                                    LB-UBS Commercial Mtge Trust                                     8,553,595
                                                    Merrill Lynch Mtge Trust                                         1,077,793
                                                    Morgan Stanley Group                                             2,571,730
                                                    Morgan Stanley Capital 1                                         1,797,284
                                                    Morgan Stanley, Dean Witter Capital 1                            1,456,417

--------------------------------------------------------------------------------
53 -- Statement of Additional Information - Jan. 27, 2006

                                                                                                 VALUE OF SECURITIES OWNED
                   FUND                                         ISSUER                            AT END OF FISCAL PERIOD
------------------------------------------------------------------------------------------------------------------------------
Global Equity                                       Bear Stearns Companies                                           3,979,879
                                                    Citigroup                                                       11,276,850
                                                    E*TRADE Financial                                                3,541,918
                                                    Goldman Sachs Group                                              2,938,103
                                                    Lehman Brothers Holdings                                         4,408,283

Global Technology                                   None                                                                   N/A

International Aggressive Growth                     Credit Suisse Group                                              1,235,527
                                                    Pargesa Holding                                                    748,742

International Equity                                None                                                                   N/A

International Opportunity                           None                                                                   N/A

International Select Value                          Credit Suisse Group                                             15,615,508

International Small Cap                             None                                                                   N/A

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
Intermediate Tax-Exempt                             None                                                                   N/A

Mid Cap Growth                                      Legg Mason                                                      59,395,102

Tax-Exempt Bond                                     None                                                                   N/A

Tax-Exempt High Income                              None                                                                   N/A

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
Tax-Exempt Money Market                             None                                                                   N/A


BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH THE INVESTMENT MANAGER

Affiliates of RiverSource Investments may engage in brokerage and other securities transactions on behalf of a fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. The investment manager will use an affiliate only if (i) the investment manager determines that the fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the fund and (ii) the affiliate charges the fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

Information about any brokerage commissions paid by a fund in the last three fiscal periods to brokers affiliated with the fund's investment manager is contained in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

--------------------------------------------------------------------------------
54 -- Statement of Additional Information - Jan. 27, 2006

     TABLE 8. BROKERAGE COMMISSIONS PAID TO INVESTMENT MANAGER OR AFFILIATES


                                                                                          PERCENT OF
                                                                                          AGGREGATE
                                                                                           DOLLAR
                                                              AGGREGATE                   AMOUNT OF     AGGREGATE       AGGREGATE
                                                               DOLLAR       PERCENT OF   TRANSACTIONS     DOLLAR         DOLLAR
                                                              AMOUNT OF      AGGREGATE    INVOLVING     AMOUNT OF       AMOUNT OF
                                                NATURE OF    COMMISSIONS     BROKERAGE    PAYMENT OF   COMMISSIONS     COMMISSIONS
                                  BROKER       AFFILIATION  PAID TO BROKER  COMMISSIONS  COMMISSIONS  PAID TO BROKER  PAID TO BROKER
                           ---------------------------------------------------------------------------------------------------------
       FUND                                                    2005                                       2004            2003
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
Portfolio Builder                None(a)                                                                        0               0
Aggressive

Portfolio Builder                None(a)                                                                        0               0
Conservative

Portfolio Builder Moderate       None(a)                                                                        0               0

Portfolio Builder Moderate       None(a)                                                                        0               0
Aggressive

Portfolio Builder Moderate       None(a)                                                                        0               0
Conservative

Portfolio Builder Total          None(a)                                                                        0               0
Equity

Small Company Index               None                                                                          0               0

S&P 500 Index                     None                                                                          0               0

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
Equity Value               American                 1            10,142*        1.18          1.64         14,787*          5,415*
                           Enterprise
                           Investment
                           Services, Inc
                           (AEIS)

Precious Metals            AEIS                     1             3,614*        0.29          0.65         24,650*         67,515*

Small Cap Advantage        AEIS                     1                 0            0             0            360*            683*

Small Cap Growth           SBCI Securities          2                 0            0             0            757*              0

                           Neuberger Berman         3                 0            0             0              0          40,332*

Strategy Aggressive        AEIS                     1             7,880*        0.84          2.51          5,432*         41,748

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
Aggressive Growth          JP Morgan                4                27*        0.01          0.02            103              50(b)
                           Securities, Inc.

Fundamental Value                 None                                                                          0               0

Fundamental Growth         Goldman Sachs &          5                38         0.02          0.01              0               0
                           Co.
                           Raymond James            6                 0            0             0             15               0(b)
                           Financial

High Yield Bond                   None                                                                          0               0

Selective                         None                                                                          0               0

Select Value               Gabelli & Co.            7           143,463        46.14         43.33        464,895         264,461

Short Duration                    None                                                                          0               0
U.S. Government

Small Cap Equity                  None                                                                          0               0

Small Cap Value            Goldman Sachs & Co.      5             1,943         0.08          0.09         46,047               0
                           Janney                   8                 0            0             0          5,130               0
                           Montgomery Scott
                           Legg Mason Wood          8             2,700         0.11          0.13              0               0
                           Walker, Inc.
                           M.J. Whitman             9                 0            0             0        425,573         286,906


--------------------------------------------------------------------------------
55 -- Statement of Additional Information - Jan. 27, 2006

                                                                                          PERCENT OF
                                                                                          AGGREGATE
                                                                                           DOLLAR
                                                              AGGREGATE                   AMOUNT OF     AGGREGATE       AGGREGATE
                                                               DOLLAR       PERCENT OF   TRANSACTIONS     DOLLAR         DOLLAR
                                                              AMOUNT OF      AGGREGATE    INVOLVING     AMOUNT OF       AMOUNT OF
                                                NATURE OF    COMMISSIONS     BROKERAGE    PAYMENT OF   COMMISSIONS     COMMISSIONS
                                  BROKER       AFFILIATION  PAID TO BROKER  COMMISSIONS  COMMISSIONS  PAID TO BROKER  PAID TO BROKER
                           ---------------------------------------------------------------------------------------------------------
       FUND                                                    2005                                       2004            2003
------------------------------------------------------------------------------------------------------------------------------------
U.S. Gov't Mortgage               None                                                                          0               0

Value                             None                                                                          0               0

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
California Tax-Exempt             None                                                                          0               0

Dividend Opportunity       AEIS                     1          20,898*        3.36          7.33          217,347*        753,855*

Insured Tax-Exempt                None                                                                          0               0

Massachusetts Tax-Exempt          None                                                                          0               0

Michigan Tax-Exempt               None                                                                          0               0

Minnesota Tax-Exempt              None                                                                          0               0

New York Tax-Exempt               None                                                                          0               0

Ohio Tax-Exempt                   None                                                                          0               0

Real Estate                       None                                                                          0(c)          N/A

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
Cash Management                   None                                                                          0               0

Core Bond                         None                                                                          0               0(d)

Disciplined Equity                None                                                                          0               0(e)

Discovery                         None                                                                          0               0(d)

Growth                     AEIS                     1          13,720*        0.09          0.31          336,098*        745,620*

Income Opportunities              None                                                                          0               0

Inflation Protected               None                                                                          0               0(f)
Securities

Large Cap Equity           AEIS                     1          10,214*        0.15          0.33            6,644*            353*

Large Cap Value            AEIS                     1             276*        0.15          0.17              595*          1,577*

Limited Duration Bond             None                                                                          0               0(d)

New Dimensions             AEIS                     1         108,435*        0.37          0.77        1,018,149*        324,088*

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
Diversified Bond                  None                                                                          0               0

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
Balanced                   AEIS                     1               0            0             0            8,440*         82,086*

Diversified Equity Income  AEIS                     1           1,716*        0.05          0.15           73,448*         73,410*

Mid Cap Value              AEIS                     1               0            0             0           39,552*         23,417*

Stock                      AEIS                     1          23,308*        0.49          0.58          514,423*        329,816*

Strategic Allocation              None                                                                          0               0

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
Emerging Markets                  None                                                                          0               0

European Equity                   None                                                                          0               0

Global Balanced                   None                                                                          0               0

Global Bond                       None                                                                          0               0

Global Equity                     None                                                                          0               0

Global Technology          AEIS                     1               0            0             0           97,718*        495,249*


--------------------------------------------------------------------------------
56 -- Statement of Additional Information - Jan. 27, 2006

                                                                                          PERCENT OF
                                                                                          AGGREGATE
                                                                                           DOLLAR
                                                              AGGREGATE                   AMOUNT OF     AGGREGATE       AGGREGATE
                                                               DOLLAR       PERCENT OF   TRANSACTIONS     DOLLAR         DOLLAR
                                                              AMOUNT OF      AGGREGATE    INVOLVING     AMOUNT OF       AMOUNT OF
                                                NATURE OF    COMMISSIONS     BROKERAGE    PAYMENT OF   COMMISSIONS     COMMISSIONS
                                  BROKER       AFFILIATION  PAID TO BROKER  COMMISSIONS  COMMISSIONS  PAID TO BROKER  PAID TO BROKER
                           ---------------------------------------------------------------------------------------------------------
FUND                                                           2005                                       2004            2003
------------------------------------------------------------------------------------------------------------------------------------
International              J. P. Morgan             4            9,426        1.40          1.26           22,343               0
Aggressive Growth          Securities, Inc.
                           Cazenove, Inc.           4              339        0.05          0.01                0               0

International Equity              None                                                                          0               0

International Opportunity         None                                                                          0               0

International Select Value Sanford C.              10            8,829        0.86          0.30           20,637               0
                           Bernstein & Co. LLC

International Small Cap           None                                                                          0               0

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
Intermediate Tax-Exempt           None                                                                          0               0

Mid Cap Growth             AEIS                     1                0           0             0           17,994*         48,993*

Tax-Exempt Bond                   None                                                                          0               0

Tax-Exempt High Income            None                                                                          0               0

                                                               2004                                       2003            2002
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
Tax-Exempt Money Market           None                                                                          0               0


  *  Represents brokerage clearing fees.

(1) American Enterprise Investment Services, Inc., a wholly-owned subsidiary of Ameriprise Financial.
(2)  Affiliate of UBS, a subadviser.
(3) Affiliate of Neuberger Berman Management, Inc., a former subadviser, terminated July 24, 2003.
(4)  Affiliate of American Century, a subadviser.
(5)  Affiliate of Goldman Sachs Asset Management, L.P., a subadviser.
(6) Affiliate of Eagle Asset Management, Inc., a former subadviser, terminated April 2005.
(7)  Affiliate of GAMCO Investors, Inc.
(8)  Affiliate of Royce & Associates, LLC., a subadviser.
(9) Affiliate of Third Avenue Management, LLC., a former subadviser, terminated March 15, 2004.
(10) Affiliate of Alliance Capital, a subadviser.


(a) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.
(c) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.
(d) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.
(e) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.
(f) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.


--------------------------------------------------------------------------------
57 -- Statement of Additional Information - Jan. 27, 2006

VALUING FUND SHARES

As of the end of the most recent fiscal period, the computation of net asset value was based on net assets divided by shares outstanding as shown in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                          TABLE 9. VALUING FUND SHARES

                    FUND                                  NET ASSETS        SHARES OUTSTANDING        NET ASSET VALUE OF ONE SHARE
----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
Portfolio Builder Aggressive
     Class A                                            $  119,627,607              11,362,951                              $10.53
     Class B                                                35,834,966               3,418,749                               10.48
     Class C                                                 3,083,372                 294,292                               10.48
     Class Y                                                    47,631                   4,524                               10.53

Portfolio Builder Conservative
     Class A                                                39,897,123               3,898,848                               10.23
     Class B                                                20,554,920               2,013,651                               10.21
     Class C                                                 4,481,347                 439,018                               10.21
     Class Y                                                    10,201                   1,000                               10.20

Portfolio Builder Moderate Aggressive
     Class A                                               245,769,977              23,417,138                               10.50
     Class B                                                67,228,623               6,423,185                               10.47
     Class C                                                 6,552,993                 626,119                               10.47
     Class Y                                                    33,480                   3,188                               10.50

Portfolio Builder Moderate Conservative
     Class A                                                77,638,291               7,502,281                               10.35
     Class B                                                33,819,808               3,276,549                               10.32
     Class C                                                 5,954,341                 576,615                               10.33
     Class Y                                                    10,338                   1,000                               10.34

Portfolio Builder Moderate
     Class A                                               189,888,226              18,140,369                               10.47
     Class B                                                71,814,179               6,883,820                               10.43
     Class C                                                 7,955,750                 761,900                               10.44
     Class Y                                                    40,620                   3,879                               10.47

Portfolio Builder Total Equity
     Class A                                                92,091,638               8,732,306                               10.55
     Class B                                                28,227,386               2,688,269                               10.50
     Class C                                                 2,332,601                 222,136                               10.50
     Class Y                                                    83,553                   7,917                               10.55

Small Company Index
     Class A                                               844,467,080             102,911,670                                8.21
     Class B                                               433,644,981              57,128,419                                7.59
     Class Y                                                19,752,240               2,373,075                                8.32

S&P 500 Index
     Class D                                                69,204,754              15,205,187                                4.55
     Class E                                               301,359,081              65,939,676                                4.57

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
Equity Value
     Class A                                               864,772,364              85,483,171                               10.12
     Class B                                               275,043,516              27,137,439                               10.14
     Class C                                                 3,418,344                 339,746                               10.06
     Class I                                                    10,834                   1,070                               10.13
     Class Y                                                 7,588,846                 749,495                               10.13

--------------------------------------------------------------------------------
58 -- Statement of Additional Information - Jan. 27, 2006

                    FUND                                  NET ASSETS        SHARES OUTSTANDING        NET ASSET VALUE OF ONE SHARE
----------------------------------------------------------------------------------------------------------------------------------
Precious Metals
     Class A                                                62,278,310               6,936,541                                8.98
     Class B                                                16,662,847               1,947,682                                8.56
     Class C                                                 1,639,458                 193,412                                8.48
     Class I                                                     8,918                     989                                9.02
     Class Y                                                    43,718                   4,837                                9.04

Small Cap Advantage
     Class A                                               621,674,455              87,943,516                                7.07
     Class B                                               234,464,316              34,760,836                                6.75
     Class C                                                12,376,977               1,834,812                                6.75
     Class I                                                 5,533,930                 771,966                                7.17
     Class Y                                                   558,895                  78,327                                7.14

Small Cap Growth
     Class A                                               153,495,002              36,595,831                                4.19
     Class B                                                70,741,549              17,412,915                                4.06
     Class C                                                 6,481,577               1,595,042                                4.06
     Class I                                                 5,507,843               1,300,608                                4.23
     Class Y                                                   115,147                  27,301                                4.22

Strategy Aggressive
     Class A                                               453,020,526              39,643,036                               11.43
     Class B                                               150,640,501              14,822,706                               10.16
     Class C                                                 1,837,142                 180,759                               10.16
     Class I                                                    10,749                     919                               11.70
     Class Y                                                 1,740,559                 149,294                               11.66

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
Aggressive Growth
     Class A                                                25,011,144               3,432,844                                7.29
     Class B                                                 6,887,053                 959,077                                7.18
     Class C                                                   441,567                  61,518                                7.18
     Class I                                                39,475,546               5,390,829                                7.32
     Class Y                                                    35,231                   4,821                                7.31

Fundamental Growth
     Class A                                                18,325,202               3,167,522                                5.79
     Class B                                                 6,916,701               1,216,017                                5.69
     Class C                                                   318,666                  55,965                                5.69
     Class I                                                62,881,753              10,805,834                                5.82
     Class Y                                                    20,924                   3,597                                5.82

Fundamental Value
     Class A                                               641,156,030             117,692,649                                5.45
     Class B                                               293,904,772              55,227,068                                5.32
     Class C                                                17,116,872               3,204,289                                5.34
     Class I                                                38,341,137               6,987,269                                5.49
     Class Y                                                   513,806                  93,892                                5.47

High Yield Bond
     Class A                                             1,734,607,908             606,766,116                                2.86
     Class B                                               628,996,597             220,191,985                                2.86
     Class C                                                36,119,894              12,717,550                                2.84
     Class I                                                    10,072                   3,521                                2.86
     Class Y                                                   510,977                 178,795                                2.86

Select Value
     Class A                                               525,317,144              79,034,723                                6.65
     Class B                                               202,624,816              31,180,806                                6.50
     Class C                                                11,856,832               1,824,372                                6.50
     Class I                                                13,938,125               2,079,347                                6.70
     Class Y                                                    66,312                   9,928                                6.68

--------------------------------------------------------------------------------
59 -- Statement of Additional Information - Jan. 27, 2006

                    FUND                                  NET ASSETS        SHARES OUTSTANDING        NET ASSET VALUE OF ONE SHARE
----------------------------------------------------------------------------------------------------------------------------------
Selective
     Class A                                               591,107,900              68,029,020                                8.69
     Class B                                               124,736,789              14,357,845                                8.69
     Class C                                                 4,242,590                 488,313                                8.69
     Class I                                               143,290,359              16,490,222                                8.69
     Class Y                                                50,484,935               5,815,214                                8.68

Short Duration U.S. Government
     Class A                                               894,085,093             186,727,963                                4.79
     Class B                                               588,209,128             122,837,566                                4.79
     Class C                                                23,606,429               4,929,965                                4.79
     Class I                                                31,332,182               6,535,370                                4.79
     Class Y                                                99,574,002              20,793,917                                4.79

Small Cap Equity
     Class A                                               122,560,969              21,107,913                                5.81
     Class B                                                46,071,722               8,146,718                                5.66
     Class C                                                 3,743,293                 662,650                                5.65
     Class I                                                 7,041,819               1,202,122                                5.86
     Class Y                                                   135,399                  23,158                                5.85

Small Cap Value
     Class A                                               746,569,553             112,761,101                                6.62
     Class B                                               347,749,645              53,888,572                                6.45
     Class C                                                21,382,301               3,306,736                                6.47
     Class I                                                 9,252,001               1,384,674                                6.68
     Class Y                                                   237,915                  35,744                                6.66

U.S. Government Mortgage
     Class A                                               159,223,769              31,128,293                                5.12
     Class B                                                97,863,453              19,124,334                                5.12
     Class C                                                10,556,978               2,062,750                                5.12
     Class I                                                     9,924                   1,942                                5.11
     Class Y                                                    34,968                   6,838                                5.11

Value
     Class A                                               266,775,559              49,757,191                                5.36
     Class B                                               145,697,978              27,768,947                                5.25
     Class C                                                 9,149,580               1,739,170                                5.26
     Class I                                                48,010,163               8,894,177                                5.40
     Class Y                                                   158,895                  29,513                                5.38

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
California Tax-Exempt
     Class A                                               189,684,740              35,995,218                                5.27
     Class B                                                16,159,650               3,068,100                                5.27
     Class C                                                 3,056,044                 579,245                                5.28

Dividend Opportunity
     Class A                                               808,056,488             110,670,374                                7.30
     Class B                                               297,235,931              40,987,439                                7.25
     Class C                                                11,875,411               1,638,182                                7.25
     Class I                                                    11,068                   1,513                                7.32
     Class Y                                                   168,909                  23,085                                7.32

Insured Tax-Exempt
     Class A                                               323,488,272              58,836,401                                5.50
     Class B                                                46,534,461               8,464,126                                5.50
     Class C                                                 5,852,002               1,062,313                                5.51
     Class Y                                                     1,443                     263                                5.49

Massachusetts Tax-Exempt
     Class A                                                56,077,745              10,296,587                                5.45
     Class B                                                17,522,009               3,217,293                                5.45
     Class C                                                 1,368,946                 251,459                                5.44

--------------------------------------------------------------------------------
60 -- Statement of Additional Information - Jan. 27, 2006

                    FUND                                  NET ASSETS        SHARES OUTSTANDING        NET ASSET VALUE OF ONE SHARE
----------------------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt
     Class A                                                53,273,688               9,955,048                                5.35
     Class B                                                 5,477,255               1,023,070                                5.35
     Class C                                                 1,841,153                 343,994                                5.35

Minnesota Tax-Exempt
     Class A                                               341,393,866              63,764,004                                5.35
     Class B                                                48,659,135               9,087,318                                5.35
     Class C                                                 9,005,026               1,681,783                                5.35

New York Tax-Exempt
     Class A                                                72,589,870              14,013,395                                5.18
     Class B                                                10,908,968               2,105,995                                5.18
     Class C                                                 1,372,838                 265,013                                5.18

Ohio Tax-Exempt
     Class A                                                51,047,773               9,547,336                                5.35
     Class B                                                 8,148,165               1,523,978                                5.35
     Class C                                                 1,913,283                 357,731                                5.35

Real Estate
     Class A                                                61,688,427               4,590,743                               13.44
     Class B                                                18,120,502               1,355,604                               13.37
     Class C                                                   930,923                  69,635                               13.37
     Class I                                                52,785,478               3,922,401                               13.46
     Class Y                                                    35,779                   2,669                               13.41

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
Cash Management
     Class A                                             3,053,596,963           3,053,389,372                                1.00
     Class B                                               129,253,208             129,443,572                                1.00
     Class C                                                 2,169,631               2,169,977                                1.00
     Class I                                                12,099,006              12,099,403                                1.00
     Class Y                                               139,530,681             139,596,472                                1.00

Core Bond
     Class A                                                39,922,457               4,107,510                                9.72
     Class B                                                11,959,070               1,230,225                                9.72
     Class C                                                   595,484                  61,240                                9.72
     Class I                                               113,058,521              11,642,707                                9.71
     Class Y                                                   100,477                  10,341                                9.72

Disciplined Equity
     Class A                                                28,058,336               4,189,337                                6.70
     Class B                                                 9,287,787               1,402,057                                6.62
     Class C                                                   188,938                  28,519                                6.62
     Class I                                                81,805,703              12,152,084                                6.73
     Class Y                                                    34,351                   5,118                                6.71

Discovery
     Class A                                               150,554,497              16,143,047                                9.33
     Class B                                                12,996,095               1,539,633                                8.44
     Class C                                                    26,679                   3,168                                8.42
     Class Y                                                 2,778,376                 293,582                                9.46

Growth
     Class A                                             2,101,095,913              74,131,468                               28.34
     Class B                                               578,073,340              22,222,644                               26.01
     Class C                                                14,995,769                 576,446                               26.01
     Class I                                               146,738,136               5,072,507                               28.93
     Class Y                                               304,157,098              10,557,701                               28.81

--------------------------------------------------------------------------------
61 -- Statement of Additional Information - Jan. 27, 2006

                    FUND                                  NET ASSETS        SHARES OUTSTANDING        NET ASSET VALUE OF ONE SHARE
----------------------------------------------------------------------------------------------------------------------------------
Income Opportunities
     Class A                                               196,563,730              18,663,072                               10.53
     Class B                                                79,198,259               7,522,267                               10.53
     Class C                                                 6,860,418                 651,716                               10.53
     Class I                                                68,574,958               6,502,225                               10.55
     Class Y                                                   406,041                  38,524                               10.54

Inflation Protected Securities
     Class A                                                86,210,888               8,606,293                               10.02
     Class B                                                48,510,793               4,844,943                               10.01
     Class C                                                 3,772,778                 376,805                               10.01
     Class I                                                51,702,672               5,161,341                               10.02
     Class Y                                                    10,016                   1,000                               10.02

Large Cap Equity
     Class A                                             1,030,109,387             195,824,050                                5.26
     Class B                                               471,864,336              91,616,485                                5.15
     Class C                                                 9,284,115               1,799,299                                5.16
     Class I                                                42,610,172               8,026,676                                5.31
     Class Y                                                   208,437                  39,442                                5.28

Large Cap Value
     Class A                                                74,114,932              12,713,655                                5.83
     Class B                                                28,468,201               4,935,011                                5.77
     Class C                                                 1,392,159                 241,376                                5.77
     Class I                                                37,827,081               6,453,226                                5.86
     Class Y                                                   140,096                  23,947                                5.85

Limited Duration Bond
     Class A                                                83,392,570               8,517,001                                9.79
     Class B                                                25,023,689               2,555,305                                9.79
     Class C                                                 1,611,885                 164,656                                9.79
     Class I                                                70,057,990               7,154,021                                9.79
     Class Y                                                    59,896                   6,118                                9.79

New Dimensions
     Class A                                             6,845,241,780             285,315,473                               23.99
     Class B                                             2,003,569,556              88,486,457                               22.64
     Class C                                                45,662,322               2,019,120                               22.61
     Class I                                                69,748,064               2,889,590                               24.14
     Class Y                                             2,557,141,395             106,000,741                               24.12

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
Diversified Bond
     Class A                                             1,774,392,052             362,799,390                                4.89
     Class B                                               484,320,317              99,003,330                                4.89
     Class C                                                18,092,300               3,693,765                                4.90
     Class I                                                     9,963                   2,037                                4.89
     Class Y                                               202,310,332              41,351,259                                4.89

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
Balanced
     Class A                                               989,855,377             100,563,086                                9.84
     Class B                                                81,235,914               8,306,982                                9.78
     Class C                                                 3,167,458                 324,045                                9.77
     Class Y                                               164,005,099              16,664,056                                9.84

Diversified Equity Income
     Class A                                             3,750,608,952             309,712,571                               12.11
     Class B                                             1,141,027,745              94,507,900                               12.07
     Class C                                                58,192,787               4,825,899                               12.06
     Class I                                                95,655,178               7,887,479                               12.13
     Class Y                                                57,832,165               4,771,115                               12.12

--------------------------------------------------------------------------------
62 -- Statement of Additional Information - Jan. 27, 2006

                    FUND                                  NET ASSETS        SHARES OUTSTANDING        NET ASSET VALUE OF ONE SHARE
----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value
     Class A                                               781,926,580              91,332,628                                8.56
     Class B                                               242,239,643              28,890,614                                8.38
     Class C                                                13,765,933               1,641,443                                8.39
     Class I                                                11,962,819               1,382,578                                8.65
     Class Y                                                   817,961                  94,943                                8.62

Stock
     Class A                                             1,465,893,330              73,190,529                               20.03
     Class B                                                96,842,633               4,876,852                               19.86
     Class C                                                 2,561,437                 129,515                               19.78
     Class I                                                29,862,147               1,491,161                               20.03
     Class Y                                               332,409,340              16,599,166                               20.03

Strategic Allocation
     Class A                                               937,598,891              94,157,621                                9.96
     Class B                                                96,316,098               9,745,469                                9.88
     Class C                                                 6,951,641                 705,134                                9.86
     Class Y                                                 4,286,744                 430,514                                9.96

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
Emerging Markets
     Class A                                               294,798,922              35,826,550                                8.23
     Class B                                                73,863,781               9,501,233                                7.77
     Class C                                                 2,661,530                 341,553                                7.79
     Class I                                                19,381,418               2,322,319                                8.35
     Class Y                                                 2,447,909                 293,926                                8.33

European Equity
     Class A                                                78,423,112              18,715,930                                4.19
     Class B                                                30,637,252               7,429,954                                4.12
     Class C                                                 1,384,438                 335,753                                4.12
     Class I                                                    12,031                   2,865                                4.20
     Class Y                                                    15,392                   3,668                                4.20

Global Balanced
     Class A                                                66,101,718              11,384,322                                5.81
     Class B                                                24,915,373               4,366,600                                5.71
     Class C                                                 1,356,124                 238,966                                5.67
     Class Y                                                29,973,259               5,134,527                                5.84

Global Bond
     Class A                                               353,306,100              53,604,049                                6.59
     Class B                                               110,636,065              16,777,180                                6.59
     Class C                                                 4,262,484                 649,122                                6.57
     Class I                                                88,550,052              13,406,394                                6.61
     Class Y                                                    84,162                  12,737                                6.61

Global Equity
     Class A                                               446,193,352              71,576,192                                6.23
     Class B                                               101,828,582              17,316,751                                5.88
     Class C                                                 2,334,217                 399,315                                5.85
     Class Y                                                 6,374,512               1,013,563                                6.29

Global Technology
     Class A                                               119,620,235              60,027,181                                1.99
     Class B                                                46,433,081              26,742,918                                1.74
     Class C                                                 3,185,209               1,829,272                                1.74
     Class I                                                    11,844                   5,882                                2.01
     Class Y                                                   326,124                 162,930                                2.00

--------------------------------------------------------------------------------
63 -- Statement of Additional Information - Jan. 27, 2006

                    FUND                                  NET ASSETS        SHARES OUTSTANDING        NET ASSET VALUE OF ONE SHARE
----------------------------------------------------------------------------------------------------------------------------------
International Aggressive Growth
     Class A                                               215,872,577              26,820,498                                8.05
     Class B                                                57,819,694               7,397,837                                7.82
     Class C                                                 3,261,563                 417,375                                7.81
     Class I                                                82,548,346              10,155,034                                8.13
     Class Y                                                   515,894                  63,737                                8.09

International Equity
     Class A                                                91,200,721              12,421,110                                7.34
     Class B                                                24,016,557               3,318,677                                7.24
     Class C                                                 1,455,722                 201,064                                7.24
     Class I                                                45,221,005               6,123,641                                7.38
     Class Y                                                    94,215                  12,808                                7.36

International Opportunity
     Class A                                               407,578,897              53,203,222                                7.66
     Class B                                                81,360,280              10,929,544                                7.44
     Class C                                                 2,726,160                 368,649                                7.40
     Class I                                                49,993,704               6,452,691                                7.75
     Class Y                                                   366,531                  47,574                                7.70

International Select Value
     Class A                                               998,861,154             111,046,133                                9.00
     Class B                                               307,576,476              35,286,756                                8.72
     Class C                                                17,029,395               1,954,898                                8.71
     Class I                                                61,144,808               6,727,163                                9.09
     Class Y                                                   915,632                 101,103                                9.06

International Small Cap
     Class A                                                65,510,944               7,438,951                                8.81
     Class B                                                16,955,452               1,972,160                                8.60
     Class C                                                   839,377                  97,387                                8.62
     Class I                                                10,298,228               1,158,140                                8.89
     Class Y                                                    86,855                   9,817                                8.85

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
Intermediate Tax-Exempt
     Class A                                               102,085,224              19,306,431                                5.29
     Class B                                                16,816,090               3,182,725                                5.28
     Class C                                                 6,130,727               1,160,263                                5.28
     Class Y                                                     1,277                     243                                5.26

Mid Cap Growth
     Class A                                             1,376,047,279              94,971,809                               14.49
     Class B                                               328,834,586              24,758,767                               13.28
     Class C                                                12,425,207                 935,688                               13.28
     Class I                                                43,239,318               2,931,586                               14.75
     Class Y                                               202,816,215              13,821,344                               14.67

Tax-Exempt Bond
     Class A                                               601,070,861             156,411,350                                3.84
     Class B                                                28,874,300               7,513,770                                3.84
     Class C                                                 3,814,428                 992,278                                3.84
     Class Y                                                     1,871                     487                                3.84

Tax-Exempt High Income
     Class A                                             3,459,967,688             788,294,542                                4.39
     Class B                                               190,108,346              43,318,158                                4.39
     Class C                                                23,087,288               5,258,196                                4.39
     Class Y                                                     1,979                     451                                4.39

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
Tax-Exempt Money Market                                            N/A                     N/A                                1.00


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64 -- Statement of Additional Information - Jan. 27, 2006

FOR FUNDS OTHER THAN MONEY MARKET FUNDS. In determining net assets before shareholder transactions, a fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

   - Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

   - Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

   - Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

   - Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

   - Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

   - Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars utilizing spot exchange rates at the close of regular trading on the NYSE.

   - Occasionally, events affecting the value of securities occur between the time the primary market on which the securities are traded closes and the close of the Exchange. If events materially affect the value of securities, the securities will be valued at their fair value according to procedures decided upon in good faith by the Board. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price.

   - Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

   - Securities without a readily available market price and securities for which the price quotations or valuations received from other sources are deemed unreliable or not reflective of market value are valued at fair value as determined in good faith by the Board. The Board is responsible for selecting methods it believes provide fair value.

   - When possible, bonds are valued by a pricing service independent from the funds. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

The assets of funds-of-funds consist primarily of shares of the underlying funds, which are valued at their NAVs. Other securities held by funds-of-funds are valued as described above.

--------------------------------------------------------------------------------
65 -- Statement of Additional Information - Jan. 27, 2006

FOR MONEY MARKET FUNDS. In accordance with Rule 2a-7 of the 1940 Act, all of the securities in the fund's portfolio are valued at amortized cost. The amortized cost method of valuation is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. Amortized cost does not take into consideration unrealized capital gains or losses.

The Board has established procedures designed to stabilize the fund's price per share for purposes of sales and redemptions at $1, to the extent that it is reasonably possible to do so. These procedures include review of the fund's securities by the Board, at intervals deemed appropriate by it, to determine whether the fund's net asset value per share computed by using available market quotations deviates from a share value of $1 as computed using the amortized cost method. The Board must consider any deviation that appears and, if it exceeds 0.5%, it must determine what action, if any, needs to be taken. If the Board determines a deviation exists that may result in a material dilution of the holdings of current shareholders or investors, or in another unfair consequences for shareholders, it must undertake remedial action that it deems necessary and appropriate. Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and selling securities before maturity in order to realize capital gains or losses or to shorten average portfolio maturity.

While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates the yield on the fund's shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if using the amortized cost method were to result in a lower portfolio value, a prospective investor in the fund would be able to obtain a somewhat higher yield than the investor would get if portfolio valuations were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

PORTFOLIO HOLDINGS DISCLOSURE

The funds' Board and the investment manager believe that the investment ideas of the investment manager with respect to management of a fund should benefit the fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating fund trading strategies or by using fund portfolio holdings information for stock picking. However, each fund's Board also believes that knowledge of the fund's portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.


Each fund's Board has therefore adopted the investment manager's policies and approved the investment manager's procedures, including the investment manager's oversight of subadviser practices, relating to disclosure of the fund's portfolio securities. These policies and procedures are intended to protect the confidentiality of fund portfolio holdings information and generally prohibit the release of such information until such information is made public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the fund not to provide or permit others to provide holdings information on a selective basis, and the investment manager does not intend to selectively disclose holdings information or expect that such holdings information will be selectively disclosed, except where necessary for the fund's operation or where there are legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the fund and its shareholders. Although the investment manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the fund's compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may the investment manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.


--------------------------------------------------------------------------------
66 -- Statement of Additional Information - Jan. 27, 2006

A complete schedule of each fund's portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws and are generally available within sixty (60) days of the end of a fund's fiscal quarter, on the SEC's website. Once holdings information is filed with the SEC, it will also be posted on the website (www.riversource.com), and it may be mailed, e-mailed or otherwise transmitted to any person.

In addition, the investment manager makes publicly available, on a monthly basis, information regarding a fund's top ten holdings (including name and percentage of a fund's assets invested in each such holding) and the percentage breakdown of a fund's investments by country, sector and industry, as applicable. This holdings information is generally made available through the website, marketing communications (including printed advertisements and sales literature), and/or telephone customer service centers that support the fund. This holdings information is generally not released until it is at least 30 days old.

From time to time, the investment manager may make partial or complete fund holdings information that is not publicly available on the website or otherwise available in advance of the time restrictions noted above (1) to its affiliated and unaffiliated service providers that require the information in the normal course of business in order to provide services to the fund (including, without limitation entities identified by name in the fund's prospectus or this SAI, such as custodians, auditors, subadvisers, financial printers (Cenveo, Inc., Vestek), pricing services (including Reuters Pricing Service, FT Interactive Data Corporation, Bear Stearns Pricing Service, and Kenny S&P), proxy voting services (Investor Responsibility Research Center, Inc.), and companies that deliver or support systems that provide analytical or statistical information (including, for example, Factset Research Systems, Bloomberg, L.P.), (2) to facilitate the review and/or rating of the fund by ratings and rankings agencies (including, for example, Morningstar, Inc., Thomson Financial and Lipper Inc.), and (3) other entities that provide trading, research or other investment related services. In such situations, the information is released subject to confidentiality agreements, duties imposed under applicable policies and procedures (e.g., applicable codes of ethics) designed to prevent the misuse of confidential information, general duties under applicable laws and regulations, or other such duties of confidentiality. In addition, the fund discloses holdings information as required by federal or state securities laws, and may disclose holdings information in response to requests by governmental authorities.

Each fund's Board has adopted the policies of the investment manager and approved the procedures Ameriprise Financial has established to ensure that the fund's holdings information is only disclosed in accordance with these policies. Before any selective disclosure of holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee ("PHC"). The PHC is comprised of members from the investment manager's General Counsel's Office, Compliance, and Communications. The PHC has been authorized by the funds' Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a fund and its shareholders, to consider any potential conflicts of interest between the fund, the investment manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure was authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by a fund's Chief Compliance Officer or the fund's General Counsel. On at least an annual basis the PHC reviews the approved recipients of selective disclosure and, where appropriate, requires a resubmission of the request, in order to re-authorize any ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the funds' shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Although the investment manager has set up these procedures to monitor and control selective disclosure of holdings information, there can be no assurance that these procedures will protect a fund from the potential misuse of holdings information by individuals or firms in possession of that information.

--------------------------------------------------------------------------------
67 -- Statement of Additional Information - Jan. 27, 2006

PROXY VOTING

GENERAL GUIDELINES

The funds uphold a long tradition of sound and principled corporate governance. For approximately 30 years, the Board, which consists of a majority of independent directors, has voted proxies. The funds' administrator, Ameriprise Financial, provides support to the Board in connection with the proxy voting process. General guidelines are:

     - CORPORATE GOVERNANCE MATTERS -- The Board supports proxy proposals that require changes or encourage decisions that have been shown to add shareholder value over time and votes against proxy proposals that entrench management.

     - CHANGES IN CAPITAL STRUCTURE -- The Board votes for amendments to corporate documents that strengthen the financial condition of a business.

     - STOCK OPTION PLANS AND OTHER MANAGEMENT COMPENSATION ISSUES -- The Board expects thoughtful consideration to be given by a company's management to developing a balanced compensation structure providing competitive current income with long-term employee incentives directly tied to the interest of shareholders and votes against proxy proposals that dilute shareholder value excessively.

     - SOCIAL AND CORPORATE POLICY ISSUES -- The Board believes that proxy proposals should address the business interests of the corporation. Such proposals typically request that the company disclose or amend certain business practices but lack a compelling economic impact on shareholder value. In general, these matters are primarily the responsibility of management and should be reviewed by the corporation's board of directors, unless they have a substantial impact on the value of a fund's investment.

Each proposal is viewed in light of the circumstances of the company submitting the proposal.

POLICY AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. The Board has implemented policies and procedures reasonably designed to ensure that there are no conflicts between interests of a fund's shareholders and those of the funds' investment manager, RiverSource Investments, or other affiliated entities.

The recommendation of the management of a company as set out in the company's proxy statement is considered. In each instance in which a fund votes against the recommendation, the Board sends a letter to senior management of the company explaining the basis for its vote. This has permitted both the company's management and the fund's Board to gain better insight into issues presented by proxy proposals. In the case of foreign corporations, proxies of companies located in some countries may not be voted due to requirements of locking up the voting shares and when time constraints prohibit the processing of proxies.

From time to time a proxy proposal is presented that has not been previously considered by the Board or that the investment manager recommends be voted different from the votes cast for similar proposals. In making recommendations to the Board about voting on a proposal, the investment manager relies on its own investment personnel (or the investment personnel of a fund's subadviser(s)) and information obtained from outside resources, including Glass Lewis & Co. The investment manager makes the recommendation in writing. The process established by the Board to vote proxies requires that either Board members or officers who are independent from the investment manager consider the recommendation and decide how to vote the proxy proposal.

Funds-of-funds only own shares of other RiverSource funds and vote proxies of those funds whenever shareholder meetings are held. Funds-of-funds will vote for, against or abstain on each proposal that the underlying RiverSource fund sets forth in its proxy soliciting material in the same percentage as the public shareholders of the underlying RiverSource fund vote the proposal. Funds-of-funds do not invest in publicly-held operating companies.

--------------------------------------------------------------------------------
68 -- Statement of Additional Information - Jan. 27, 2006

PROXY VOTING RECORD

Information regarding how a fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 can be obtained without charge:

     -   Through www.riversource.com/funds,

     -   On a website maintained by the SEC, www.sec.gov, or

     - By calling the fund's administrator, Board Services Corporation, collect at (612) 330-9283.

INVESTING IN A FUND

SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the contingent deferred sales charge (CDSC) and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of a fund.

Shares of a fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C, Class D, Class E, Class I and Class Y there is no initial sales charge so the public offering price is the same as the NAV.

CLASS A -- CALCULATION OF THE SALES CHARGE

Sales charges are determined as shown in the following table. The table is organized by investment category. You can find your fund's investment category in Table 1.

                            TABLE 10. CLASS A SALES CHARGE

                                                                                    FUND OF FUNDS - BOND, STATE TAX-EXEMPT BOND,
                                     BALANCED, EQUITY, FUND OF FUNDS - EQUITY             TAXABLE BOND, TAX-EXEMPT BOND
                                   ---------------------------------------------------------------------------------------------
                                                                 SALES CHARGE* AS A PERCENTAGE OF:
           FUND CATEGORY           ---------------------------------------------------------------------------------------------
        TOTAL MARKET VALUE         PUBLIC OFFERING PRICE**   NET AMOUNT INVESTED   PUBLIC OFFERING PRICE**   NET AMOUNT INVESTED
--------------------------------------------------------------------------------------------------------------------------------
Up to $49,999                               5.75%                   6.10%                   4.75%                  4.99%
$50,000-$99,999                             4.75%                   4.99%                   4.25%                  4.44%
$100,000-$249,999                           3.50%                   3.63%                   3.50%                  3.63%
$250,000-$499,999                           2.50%                   2.56%                   2.50%                  2.56%
$500,000-$999,999                           2.00%                   2.04%                   2.00%                  2.04%
$1,000,000 or more***                       0.00%                   0.00%                   0.00%                  0.00%

   * Because of rounding in the calculation of offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.

  ** Purchase price includes the sales charge.
 *** Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial intermediary making such a sale. Money market funds do not have a sales charge for Class A shares.


--------------------------------------------------------------------------------
69 -- Statement of Additional Information - Jan. 27, 2006

Using the sales charge schedule in the table above, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal period, was determined as shown in the following table. The sales charge is paid to the distributor by the person buying the shares. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                         TABLE 11. PUBLIC OFFERING PRICE

                                                                             1.0 MINUS MAXIMUM
                        FUND                            NET ASSET VALUE         SALES CHARGE       PUBLIC OFFERING PRICE
------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
Portfolio Builder Aggressive                                        $10.53                0.9425                  $11.17
Portfolio Builder Conservative                                       10.23                0.9525                   10.74
Portfolio Builder Moderate                                           10.47                0.9425                   11.11
Portfolio Builder Moderate Aggressive                                10.50                0.9425                   11.14
Portfolio Builder Moderate Conservative                              10.35                0.9525                   10.87
Portfolio Builder Total Equity                                       10.55                0.9425                   11.19
Small Company Index                                                   8.21                0.9425                    8.71
S&P 500 Index (for Class D)                                           4.55       No sales charge                    4.55

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
Equity Value                                                         10.12                0.9425                   10.74
Precious Metals                                                       8.98                0.9425                    9.53
Small Cap Advantage                                                   7.07                0.9425                    7.50
Small Cap Growth                                                      4.19                0.9425                    4.45
Strategy Aggressive                                                  11.43                0.9425                   12.13

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
Aggressive Growth                                                     7.29                0.9425                    7.73
Fundamental Growth                                                    5.79                0.9425                    6.14
Fundamental Value                                                     5.45                0.9425                    5.78
High Yield Bond                                                       2.86                0.9525                    3.00
Select Value                                                          6.65                0.9425                    7.06
Selective                                                             8.69                0.9525                    9.12
Short Duration U.S. Government                                        4.79                0.9525                    5.03
Small Cap Equity                                                      5.81                0.9425                    6.16
Small Cap Value                                                       6.62                0.9425                    7.02
U.S. Government Mortgage                                              5.12                0.9525                    5.38
Value                                                                 5.36                0.9425                    5.69

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
California Tax-Exempt                                                 5.27                0.9525                    5.53
Dividend Opportunity                                                  7.30                0.9425                    7.75
Insured Tax-Exempt                                                    5.50                0.9525                    5.77
Massachusetts Tax-Exempt                                              5.45                0.9525                    5.72
Michigan Tax-Exempt                                                   5.35                0.9525                    5.62
Minnesota Tax-Exempt                                                  5.35                0.9525                    5.62
New York Tax-Exempt                                                   5.18                0.9525                    5.44
Ohio Tax-Exempt                                                       5.35                0.9525                    5.62
Real Estate                                                          13.44                0.9425                   14.26

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
Cash Management                                                       1.00       No sales charge                    1.00
Core Bond                                                             9.72                0.9525                   10.20

--------------------------------------------------------------------------------
70 -- Statement of Additional Information - Jan. 27, 2006

                                                                             1.0 MINUS MAXIMUM
                        FUND                            NET ASSET VALUE         SALES CHARGE       PUBLIC OFFERING PRICE
------------------------------------------------------------------------------------------------------------------------
Disciplined Equity                                                    6.70                0.9425                    7.11
Discovery                                                             9.33                0.9425                    9.90
Growth                                                               28.34                0.9425                   30.07
Income Opportunities                                                 10.53                0.9525                   11.06
Inflation Protected Securities                                       10.02                0.9525                   10.52
Large Cap Equity                                                      5.26                0.9425                    5.58
Large Cap Value                                                       5.83                0.9425                    6.19
Limited Duration Bond                                                 9.79                0.9525                   10.28
New Dimensions                                                       23.99                0.9425                   25.45

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
Diversified Bond                                                      4.89                0.9525                    5.13

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
Balanced                                                              9.84                0.9425                   10.44
Diversified Equity Income                                            12.11                0.9425                   12.85
Mid Cap Value                                                         8.56                0.9425                    9.08
Stock                                                                20.03                0.9425                   21.25
Strategic Allocation                                                  9.96                0.9425                   10.57

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
Emerging Markets                                                      8.23                0.9425                    8.73
European Equity                                                       4.19                0.9425                    4.45
Global Balanced                                                       5.81                0.9425                    6.16
Global Bond                                                           6.59                0.9525                    6.92
Global Equity                                                         6.23                0.9425                    6.61
Global Technology                                                     1.99                0.9425                    2.11
International Aggressive Growth                                       8.05                0.9425                    8.54
International Equity                                                  7.34                0.9425                    7.79
International Opportunity                                             7.66                0.9425                    8.13
International Select Value                                            9.00                0.9425                    9.55
International Small Cap                                               8.81                0.9425                    9.35

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
Intermediate Tax-Exempt                                               5.29                0.9525                    5.55
Mid Cap Growth                                                       14.49                0.9425                   15.37
Tax-Exempt Bond                                                       3.84                0.9525                    4.03
Tax-Exempt High Income                                                4.39                0.9525                    4.61

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
Tax-Exempt Money Market                                               1.00       No sales charge                    1.00


The initial sales charge is waived for certain qualified plans. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

                              DEFERRED SALES CHARGE


                                                    NUMBER OF PARTICIPANTS
                                                 ----------------------------
                           TOTAL PLAN ASSETS       1-99           100 OR MORE
                      -------------------------------------------------------
                      Less than $1 million          4%                 0%
                      $1 million or more            0%                 0%


--------------------------------------------------------------------------------
71 -- Statement of Additional Information - Jan. 27, 2006

CLASS A -- REDUCING THE SALES CHARGE

For purposes of reducing the sales charge:

     - If multiple trustees are listed on a revocable trust account, the account will be included only in the household group of the grantor-trustee (the person who put the money into the trust).

     - If the parents or guardians of a minor child who is the beneficiary of one or more Uniform Gift to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA) accounts are not members of the same primary household group, the distributor will use its discretion in assigning such accounts to one of the primary household groups. Under most circumstances the distributor will consider the child's primary domicile to be the appropriate household group in which to include the UGMA/UTMA account(s). Your primary household group consists of you, your spouse or domestic partner, and your unmarried children under age 21 sharing a mailing address. For purposes of this policy a domestic partner is an individual who shares your primary residence and with whom you own joint property. If you or any member of your primary household group elects to separate from the primary household group (for example, by asking that account statements be sent to separate addresses), your assets will no longer be combined for purposes of reducing your sales charge.

CLASS A -- LETTER OF INTENT (LOI)

If you intend to invest $50,000 or more over a period of time, you may be able to reduce the sales charge for investments in Class A by completing a LOI form and committing to invest a certain amount. The LOI must be filed with and accepted in good order by the distributor. The LOI can start at any time and you will have up to 13 months to fulfill your commitment. The LOI start date can be backdated by up to 90 days, but backdating the LOI will shorten the going forward window by the length of the backdating. Your holdings in RiverSource funds acquired more than 90 days before receipt of your signed LOI in the distributor's corporate office will not be counted towards the LOI commitment amount and cannot be used as the starting point for the LOI. While these purchases cannot be included within an LOI, you may still be able to take advantage of a reduced sales charge on future purchases because the historic purchases may count toward the combined market value for Rights of Accumulation. For example, if you made an investment more than 90 days ago, and that investment's current market value is $75,000, the sales charge you would pay on additional investment is 4.5% until the market value of your accounts is $100,000, at which point your sales charge will be reduced to 3.5%. If you plan to invest another $50,000 over the next 13 month period, you may not rely on a letter of intent to take immediate advantage of the lower 3.5% sales charge, but instead would naturally realize the lower sales charge of 3.5% (under Rights of Accumulation) after you invested $25,000. To take immediate advantage of the 3.5% sales charge level, you would need to sign a $100,000 LOI and then invest another $100,000. Your investments will be charged the sales charge that applies to the amount you have committed to invest under the LOI. Five percent of the commitment amount will be placed in escrow. The LOI will remain in effect for the entire 13 months, even if you reach your commitment amount. At the end of the 13-month period, the LOI will end and the shares will be released from escrow. Once the LOI has ended, future sales charges will be determined by Rights of Accumulation or the total value of the new investment combined with the market value of the existing RiverSource fund investments as described in the prospectus. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of RiverSource funds other than Class A; does not include reinvested dividends and directed dividends earned in any RiverSource funds; purchases in RiverSource funds held within a wrap product; and purchases of RiverSource Cash Management Fund and RiverSource Tax-Exempt Money Market Fund unless they are subsequently exchanged to Class A shares of an RiverSource fund within the 13 month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares through different channels, for example, in a brokerage account or through a third party, you must inform the distributor in writing about the LOI when placing any purchase orders during the period of the LOI. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.

--------------------------------------------------------------------------------
72 -- Statement of Additional Information - Jan. 27, 2006

CLASS B SHARES

Class B shares have a CDSC for six years. For Class B shares purchased prior to May 21, 2005, those shares will convert to Class A shares in the ninth calendar year of ownership. For Class B shares purchased beginning May 21, 2005, those shares will convert to Class A shares one month after the eighth year of ownership.

CLASS Y SHARES

Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee, but have a separate shareholder service fee. The following investors are eligible to purchase Class Y shares:

     -   Qualified employee benefit plans* if the plan:

         - uses a daily transfer recordkeeping service offering participants daily access to RiverSource funds and has

            -  at least $10 million in plan assets or

            -  500 or more participants; or

         -  does not use daily transfer recordkeeping and has

            -  at least $3 million invested in RiverSource funds or

            -  500 or more participants.

           A plan that qualifies for investment in Class E or Y may continue to invest in Class E or Y even if it subsequently falls below the required level of assets or participants.

     - Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in RiverSource funds.

     - Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.

     - State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

* Eligibility must be determined in advance. To do so, contact your financial advisor.

MONEY MARKET FUNDS

The minimum purchase amount for directors, officers and employees of the fund or the investment manager and Ameriprise Financial Services financial advisors is $1,000 (except payroll deduction plans), with a minimum additional purchase amount of $100 on a monthly systematic purchase plan. The minimum amount for additional purchases in a direct-at-fund account is $25 monthly.

SYSTEMATIC INVESTMENT PROGRAMS

You decide how often to make payments -- monthly, quarterly, or semiannually. Provided your account meets the minimum balance requirement, you are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. A fund also can change the program or end it at any time.

--------------------------------------------------------------------------------
73 -- Statement of Additional Information - Jan. 27, 2006

AUTOMATIC DIRECTED DIVIDENDS

Dividends, including capital gain distributions, paid by another RiverSource fund may be used to automatically purchase shares in the same class of another fund. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to another fund the following day. Dividends can be exchanged into the same class of another RiverSource fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

     - Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which Ameriprise Trust Company acts as custodian;

     - Between two Ameriprise Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and

     - Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under UGMA or UTMA only into other UGMA or UTMA accounts with identical ownership.

Each fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REJECTION OF BUSINESS

Each fund and RiverSource Service Corporation reserves the right to reject any business, in its sole discretion.

SELLING SHARES

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the applicable prospectus.

During an emergency, the Board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of a fund to redeem shares for more than seven days. Such emergency situations would occur if:

     - The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

     - Disposal of a fund's securities is not reasonably practicable or it is not reasonably practicable for the fund to determine the fair value of its net assets, or

     - The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should a fund stop selling shares, the Board may make a deduction from the value of the assets held by the fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all shareholders.

Each fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the fund as determined by the Board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should a fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

--------------------------------------------------------------------------------
74 -- Statement of Additional Information - Jan. 27, 2006

PAY-OUT PLANS

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which Ameriprise Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of a fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your financial advisor or investment professional, or write RiverSource Service Corporation, 70100 Ameriprise Financial Center, Minneapolis, MN 55474, or call (800) 437-3133. Your authorization must be received at least five days before the date you want your payments to begin. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way that can be handled efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. Each fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

PLAN #1: PAY-OUT FOR A FIXED PERIOD OF TIME

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

PLAN #2: REDEMPTION OF A FIXED NUMBER OF SHARES

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

PLAN #3: REDEMPTION OF A FIXED DOLLAR AMOUNT

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

PLAN #4: REDEMPTION OF A PERCENTAGE OF NET ASSET VALUE

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $100 if the value of your account is $20,000 on the payment date.

--------------------------------------------------------------------------------
75 -- Statement of Additional Information - Jan. 27, 2006

CAPITAL LOSS CARRYOVER

For federal income tax purposes, certain funds had total capital loss carryovers at the end of the most recent fiscal period that, if not offset by subsequent capital gains, will expire as follows. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                        TABLE 12. CAPITAL LOSS CARRYOVER

                         TOTAL        AMOUNT      AMOUNT      AMOUNT      AMOUNT      AMOUNT      AMOUNT      AMOUNT      AMOUNT
                     CAPITAL LOSS  EXPIRING IN EXPIRING IN EXPIRING IN EXPIRING IN EXPIRING IN EXPIRING IN EXPIRING IN EXPIRING IN
       FUND           CARRYOVERS       2007        2008        2009        2010        2011        2012        2013        2014
----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
Portfolio Builder                0
Aggressive
Portfolio Builder                0
Conservative
Portfolio Builder                0
Moderate
Portfolio Builder                0
Moderate Aggressive
Portfolio Builder                0
Moderate
Conservative
Portfolio Builder                0
Total Equity
Small                            0
Company Index
S&P 500 Index           49,784,007           0           0   2,387,603   5,744,216   9,288,103  16,618,673  15,745,412           0

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
Equity Value           225,502,046           0           0           0           0 183,326,800  42,175,246           0           0
Precious Metals         12,026,077           0           0   6,859,490           0           0           0   1,731,355   3,435,232
Small Cap Advantage              0
Small Cap Growth        18,477,538           0           0           0           0  18,477,538           0           0           0
Strategy Aggressive  1,414,474,084           0           0 207,116,650 841,156,325 315,348,051  23,741,111  27,111,947           0

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
Aggressive Growth          593,899           0           0           0           0           0           0     593,899           0
Fundamental Growth         645,527           0           0           0           0           0           0     320,705     324,822
Fundamental Value       10,783,099           0           0           0     180,117   5,185,330   2,015,696   1,996,447   1,405,509
High Yield Bond      1,376,361,404           0  80,574,095 226,001,198 517,121,802 552,664,309           0           0           0
Select Value            35,108,088           0           0           0  15,995,507  16,604,151   2,508,430           0           0
Selective               29,747,019           0           0           0           0  24,224,582           0   5,017,493     504,944
Short Duration         205,645,039           0  35,174,077 117,356,906           0           0           0  36,267,962  16,846,094
U.S. Government
Small Cap Equity                 0
Small Cap Value                  0

--------------------------------------------------------------------------------
76 -- Statement of Additional Information - Jan. 27, 2006

                        TOTAL        AMOUNT      AMOUNT      AMOUNT      AMOUNT      AMOUNT      AMOUNT      AMOUNT      AMOUNT
                     CAPITAL LOSS  EXPIRING IN EXPIRING IN EXPIRING IN EXPIRING IN EXPIRING IN EXPIRING IN EXPIRING IN EXPIRING IN
       FUND           CARRYOVERS      2007        2008        2009        2010        2011        2012        2013        2014
----------------------------------------------------------------------------------------------------------------------------------
U.S. Government                  0
Mortgage
Value                            0

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
California                       0
Tax-Exempt
Dividend Opportunity   501,472,613           0           0           0           0 501,472,613           0           0           0
Insured                          0
Tax-Exempt
Massachusetts                    0
Tax-Exempt
Michigan                         0
Tax-Exempt
Minnesota                        0
Tax-Exempt
New York                         0
Tax-Exempt
Ohio                        87,465           0           0           0           0           0           0      87,465           0
Tax-Exempt
Real Estate                      0

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
Cash Management                  0
Core Bond                  138,430           0           0           0           0           0           0           0     138,430
Disciplined Equity               0
Discovery               68,875,260           0           0           0  26,744,961  42,130,299           0           0           0
Growth                 913,031,953           0           0           0 544,257,626 368,774,327           0           0           0
Income Opportunities             0
Inflation Protected         52,096           0           0           0           0           0           0           0      52,096
Securities
Large Cap Equity       953,822,923           0 506,643,917 416,711,846  20,988,174   9,478,986           0           0           0
Large Cap Value                  0
Limited                     34,483           0           0           0           0           0           0           0      34,483
Duration Bond
New Dimensions          61,551,685           0   5,869,455  42,999,536   8,294,019   4,388,675           0           0           0

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
Diversified Bond       104,817,787           0           0  78,698,873  26,118,914           0           0           0           0

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
Balanced               836,509,970           0           0           0 442,946,112 368,676,980  24,886,878           0           0
Diversified                      0
Equity Income
Mid Cap Value                    0
Stock                   32,594,987           0           0           0           0  32,594,987           0           0           0
Strategic Allocation   112,166,989           0           0           0   9,602,040 102,564,949           0           0           0

--------------------------------------------------------------------------------
77 -- Statement of Additional Information - Jan. 27, 2006

                         TOTAL        AMOUNT      AMOUNT      AMOUNT      AMOUNT      AMOUNT      AMOUNT      AMOUNT      AMOUNT
                     CAPITAL LOSS  EXPIRING IN EXPIRING IN EXPIRING IN EXPIRING IN EXPIRING IN EXPIRING IN EXPIRING IN EXPIRING IN
       FUND           CARRYOVERS       2007        2008        2009        2010        2011        2012        2013        2014
----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
Emerging Markets           898,826           0           0     898,826           0           0           0           0           0
European Equity         88,587,807           0           0  67,052,074  16,514,518   5,021,215           0           0           0
Global Balanced         33,899,972           0           0  20,987,618  10,684,989   2,227,365           0           0           0
Global Bond              6,100,374           0           0           0   6,100,374           0           0           0           0
Global Equity          565,449,466           0           0 391,304,630 143,634,885  30,509,951           0           0           0
Global Technology      386,068,821           0           0 304,769,594  81,299,227           0           0           0           0
International                    0
Aggressive Growth
International Equity             0
International          419,302,462           0           0 321,807,492  59,231,998  38,262,972           0           0           0
Opportunity
International                    0
Select Value
International                    0
Small Cap

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
Intermediate                     0
Tax-Exempt
Mid Cap Growth                   0
Tax-Exempt Bond                  0
Tax-Exempt
High Income                      0

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
Tax-Exempt Money            18,498           0         167           0      18,331           0           0           0           0
Market


It is unlikely that the Board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.

--------------------------------------------------------------------------------
78 -- Statement of Additional Information - Jan. 27, 2006

TAXES

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

FOR EXAMPLE

You purchase 100 shares of an Equity Fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain ($1,100.00 - $942.50). You can include the $57.50 sales load in the calculation of your tax gain or loss when you sell shares in the second fund.

The following paragraphs provide information based on a fund's investment category. You can find your fund's investment category in Table 1.

FOR STATE TAX-EXEMPT BOND AND TAX-EXEMPT BOND FUNDS, all distributions of net investment income during the year will have the same percentage designated as tax-exempt. This annual percentage is expected to be substantially the same as the percentage of tax-exempt income actually earned during any particular distribution period.

FOR BALANCED, EQUITY, FUNDS-OF-FUNDS, TAXABLE MONEY MARKET AND TAXABLE BOND FUNDS, if you have a nonqualified investment in a fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged exceeds annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of a fund's dividend that is attributable to dividends the fund received from domestic (U.S.) securities. For the most recent fiscal period, net investment income dividends qualified for the corporate deduction as shown in the following table.

Under provisions of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the Act), the maximum tax paid on dividends by individuals is reduced to 15% (5% for taxpayers in the 10% and 15% brackets) for tax years 2003 through 2008. The Act also reduces the maximum capital gain rate for securities sold on or after May 6, 2003 through 2008 from 20% to 15% (5% for taxpayers in the 10% and 15% brackets).

--------------------------------------------------------------------------------
79 -- Statement of Additional Information - Jan. 27, 2006

The Act provides that only certain qualified dividend income (QDI) will be subject to the 15% and 5% tax rates. QDI is dividends earned from domestic corporations and qualified foreign corporations. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established U.S. securities market (ADRs), and certain other corporations eligible for relief under an income tax treaty with the U.S. that includes an exchange of information agreement (except Barbados). Excluded are passive foreign investment companies (PFICs), foreign investment companies and foreign personal holding companies. Holding periods for shares must also be met to be eligible for QDI treatment (60 days for common stock and 90 days for preferreds). The QDI for individuals for the most recent fiscal period is shown in the table below. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

           TABLE 13. CORPORATE DEDUCTION AND QUALIFIED DIVIDEND INCOME

                                                    PERCENT OF DIVIDENDS QUALIFYING    QUALIFIED DIVIDEND INCOME
                     FUND                               FOR CORPORATE DEDUCTION             FOR INDIVIDUALS
----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
Portfolio Builder Aggressive                                    16.99%                          29.31%
Portfolio Builder Conservative                                   5.46                            9.73
Portfolio Builder Moderate                                      10.03                           17.52
Portfolio Builder Moderate Aggressive                           13.43                           23.64
Portfolio Builder Moderate Conservative                          7.66                            13.39
Portfolio Builder Total Equity                                  20.84                           36.74
Small Company Index                                                 0                               0
S&P 500 Index                                                  100.00                          100.00

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
Equity Value                                                   100.00                          100.00
Precious Metals                                                  0.50                            3.00
Small Cap Advantage                                                 0                               0
Small Cap Growth                                                    0                               0
Strategy Aggressive                                                 0                               0

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
Aggressive Growth                                                3.17                            3.23
Fundamental Growth                                              19.07                           19.00
Fundamental Value                                              100.00                          100.00
High Yield Bond                                                  0.99                            0.99
Select Value                                                   100.00                          100.00
Selective                                                           0                               0
Short Duration U.S. Government                                      0                               0
Small Cap Equity                                                 6.07                            6.31
Small Cap Value                                                 33.67                           43.71
U.S. Government Mortgage                                            0                               0
Value                                                          100.00                          100.00

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
California Tax-Exempt                                               0                               0
Dividend Opportunity                                           100.00                          100.00
Insured Tax-Exempt                                                  0                               0
Massachusetts Tax-Exempt                                            0                               0
Michigan Tax-Exempt                                                 0                               0
Minnesota Tax-Exempt                                                0                               0

--------------------------------------------------------------------------------
80 -- Statement of Additional Information - Jan. 27, 2006

                                                    PERCENT OF DIVIDENDS QUALIFYING    QUALIFIED DIVIDEND INCOME
                     FUND                               FOR CORPORATE DEDUCTION             FOR INDIVIDUALS
----------------------------------------------------------------------------------------------------------------
New York Tax-Exempt                                                 0                               0
Ohio Tax-Exempt                                                     0                               0
Real Estate                                                      0.12                            1.61

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
Cash Management                                                     0                               0
Core Bond                                                           0                               0
Disciplined Equity                                               34.99                          35.08
Discovery                                                           0                               0
Growth                                                              0                               0
Income Opportunities                                             0.13                            0.13
Inflation Protected Securities                                      0                               0
Large Cap Equity                                                91.46                           91.96
Large Cap Value                                                 50.94                           55.22
Limited Duration Bond                                               0                               0
New Dimensions                                                 100.00                          100.00

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
Diversified Bond                                                    0                               0

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
Balanced                                                        61.50                           68.42
Diversified Equity Income                                      100.00                          100.00
Mid Cap Value                                                   78.07                           83.61
Stock                                                          100.00                          100.00
Strategic Allocation                                            78.92                           99.76

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
Emerging Markets                                                    0                          100.00
European Equity                                                     0                          100.00
Global Balanced                                                 15.46                           39.08
Global Bond                                                         0                               0
Global Equity                                                  100.00                          100.00
Global Technology                                                   0                               0
International Aggressive Growth                                  1.48                           99.98
International Equity                                             0.19                           47.51
International Opportunity                                           0                          100.00
International Select Value                                          0                               0
International Small Cap                                             0                           36.78

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
Intermediate Tax-Exempt                                            0                               0
Mid Cap Growth                                                     0                               0
Tax-Exempt Bond                                                    0                               0
Tax-Exempt High Income                                             0                               0

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
Tax-Exempt Money Market                                            0                               0

--------------------------------------------------------------------------------
81 -- Statement of Additional Information - Jan. 27, 2006

A fund may be subject to U.S. taxes resulting from holdings in a PFIC. To avoid taxation, a fund may make an election to mark to market. A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by a fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long shareholders owned their shares. Short-term capital gains earned by a fund are paid to shareholders as part of their ordinary income dividend and are taxable. Special rates on capital gains may apply to sales of precious metals, if any, owned directly by a fund and to investments in REITs.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time a fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Under federal tax law, by the end of a calendar year a fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. Each fund intends to comply with federal tax law and avoid any excise tax. For purposes of the excise tax distributions, section 988 ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

The Code imposes two asset diversification rules that apply to each fund as of the close of each quarter. First, as to 50% of its holdings, the fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, a fund cannot have more than 25% of its assets in any one issuer.

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the fund as of the later of (1) the date the share became ex-dividend or (2) the date the fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the fund, this rule may cause a fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the fund will take a loss at the time that a determination is made that the dividend will not be received. Distributions, if any, that are in excess of a fund's current or accumulated earnings and profits will first reduce a shareholder's tax basis in the fund and, after the basis is reduced to zero, will generally result in capital gains to a shareholder.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to fund distributions.

--------------------------------------------------------------------------------
82 -- Statement of Additional Information - Jan. 27, 2006

AGREEMENTS

INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments is the investment manager for each fund. Under the Investment Management Services Agreement, the investment manager, subject to the policies set by the Board, provides investment management services.

For its services, the investment manager is paid a fee based on the following schedule. Each class of a fund pays its proportionate share of the fee.

         TABLE 14. INVESTMENT MANAGEMENT SERVICES AGREEMENT FEE SCHEDULE


                                                                 ANNUAL RATE AT EACH    DAILY RATE ON LAST DAY OF MOST
                  FUND                      ASSETS (BILLIONS)        ASSET LEVEL             RECENT FISCAL PERIOD
------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                              First $0.50              0.890                        0.890
                                                Next 0.50               0.865
                                                 Next 1.0               0.840
                                                 Next 1.0               0.815
                                                 Next 3.0               0.790
                                                 Over 6.0               0.765

Balanced                                        First $1.0              0.530                        0.525
                                                 Next 1.0               0.505
                                                 Next 1.0               0.480
                                                 Next 3.0               0.455
                                                 Over 6.0               0.430

California Tax-Exempt                          First $0.25              0.470          California - 0.470
Massachusetts Tax-Exempt                        Next 0.25               0.445          Massachusetts - 0.470
Michigan Tax-Exempt                             Next 0.25               0.420          Michigan - 0.470
Minnesota Tax-Exempt                            Next 0.25               0.405          Minnesota - 0.461
New York Tax-Exempt                              Over 1.0               0.380          New York - 0.470
Ohio Tax-Exempt                                                                        Ohio - 0.470

Cash Management                                 First $1.0              0.360          Cash -  0.327
Tax-Exempt Money Market                          Next 0.5               0.343          Tax-Exempt - 0.360
                                                 Next 0.5               0.325
                                                 Next 0.5               0.308
                                                 Next 1.0               0.290
                                                 Next 3.0               0.270
                                                 Over 6.5               0.250

Core Bond                                       First $1.0              0.540                        0.540
Limited Duration Bond                            Next 1.0               0.515
                                                 Next 1.0               0.490
                                                 Next 3.0               0.465
                                                 Next 3.0               0.440
                                                 Over 9.0               0.415

Disciplined Equity                              First $1.0              0.600          Disciplined Equity - 0.600
Growth                                           Next 1.0               0.575          Growth - 0.573
Large Cap Equity                                 Next 1.0               0.550          Large Cap Equity - 0.591
Large Cap Value                                  Next 3.0               0.525          Large Cap Value - 0.600
Mid Cap Growth                                   Next 6.0               0.500          Mid Cap Growth - 0.588
New Dimensions                                  Next 12.0               0.490          New Dimensions - 0.526
                                                Over 24.0               0.480


--------------------------------------------------------------------------------
83 -- Statement of Additional Information - Jan. 27, 2006

                                                                 ANNUAL RATE AT EACH    DAILY RATE ON LAST DAY OF MOST
                  FUND                      ASSETS (BILLIONS)        ASSET LEVEL             RECENT FISCAL PERIOD
------------------------------------------------------------------------------------------------------------------------
Discovery                                      First $0.25              0.640                        0.640
                                                Next 0.25               0.615
                                                Next 0.25               0.590
                                                Next 0.25               0.565
                                                 Next 1.0               0.540
                                                 Over 2.0               0.515

Diversified Bond                                First $1.0              0.520          Diversified Bond - 0.500
Selective                                        Next 1.0               0.495          Selective - 0.520
                                                 Next 1.0               0.470
                                                 Next 3.0               0.445
                                                 Next 3.0               0.420
                                                 Over 9.0               0.395

Diversified Equity Income                      First $0.50              0.530          Diversified Equity
Equity Value                                    Next 0.50               0.505          Income - 0.462
Stock                                            Next 1.0               0.480          Equity Value - 0.513
Strategic Allocation                             Next 1.0               0.455          Stock - 0.499
                                                 Next 3.0               0.430          Strategic Allocation - 0.516
                                                 Over 6.0               0.400

Dividend Opportunity                           First $0.50              0.610                        0.594
                                                Next 0.50               0.585
                                                 Next 1.0               0.560
                                                 Next 1.0               0.535
                                                 Next 3.0               0.510
                                                 Over 6.0               0.480

Emerging Markets                               First $0.25              1.100                        1.093
                                                Next 0.25               1.080
                                                Next 0.25               1.060
                                                Next 0.25               1.040
                                                 Next 1.0               1.020
                                                 Over 2.0               1.000

European Equity                                First $0.25              0.800          European Equity - 0.800
Global Equity                                   Next 0.25               0.775          Global Equity - 0.784
International Opportunity                       Next 0.25               0.750          International Opportunity - 0.785
Precious Metals                                 Next 0.25               0.725          Precious Metals - 0.800
                                                 Next 1.0               0.700
                                                 Over 2.0               0.675

Fundamental Growth                              First $1.0              0.780                        0.780
                                                 Next 1.0               0.755
                                                 Next 1.0               0.730
                                                 Next 3.0               0.705
                                                 Over 6.0               0.680

Fundamental Value                              First $0.50              0.730          Fundamental Value - 0.718
Value                                           Next 0.50               0.705          Value - 0.730
                                                 Next 1.0               0.680
                                                 Next 1.0               0.655
                                                 Next 3.0               0.630
                                                 Over 6.0               0.600


--------------------------------------------------------------------------------
84 -- Statement of Additional Information - Jan. 27, 2006

                                                                 ANNUAL RATE AT EACH    DAILY RATE ON LAST DAY OF MOST
                  FUND                      ASSETS (BILLIONS)        ASSET LEVEL             RECENT FISCAL PERIOD
------------------------------------------------------------------------------------------------------------------------
Global Balanced                                First $0.25              0.790                        0.790
                                                Next 0.25               0.765
                                                Next 0.25               0.740
                                                Next 0.25               0.715
                                                 Next 1.0               0.690
                                                 Over 2.0               0.665

Global Bond                                    First $0.25              0.770                        0.754
                                                Next 0.25               0.745
                                                Next 0.25               0.720
                                                Next 0.25               0.695
                                                 Over 1.0               0.670

Global Technology                              First $0.25              0.720                        0.720
                                                Next 0.25               0.695
                                                Next 0.25               0.670
                                                Next 0.25               0.645
                                                 Next 1.0               0.620
                                                 Over 2.0               0.595

High Yield Bond                                 First $1.0              0.590                        0.568
                                                 Next 1.0               0.565
                                                 Next 1.0               0.540
                                                 Next 3.0               0.515
                                                 Next 3.0               0.490
                                                 Over 9.0               0.465

Income Opportunities                            First $1.0              0.610                        0.610
                                                 Next 1.0               0.585
                                                 Next 1.0               0.560
                                                 Next 3.0               0.535
                                                 Next 3.0               0.510
                                                 Over 9.0               0.485

Inflation Protected Securities                  First $1.0              0.440                        0.440
                                                 Next 1.0               0.415
                                                 Next 1.0               0.390
                                                 Next 3.0               0.365
                                                 Next 3.0               0.340
                                                 Over 9.0               0.315

Insured Tax-Exempt                              First $1.0              0.450                        0.450
Intermediate Tax-Exempt                          Next 1.0               0.425
Tax-Exempt Bond                                  Next 1.0               0.400
                                                 Next 3.0               0.375
                                                 Over 6.0               0.350

International Aggressive Growth                First $0.25              1.000                        0.992
                                                Next 0.25               0.975
                                                Next 0.25               0.950
                                                Next 0.25               0.925
                                                 Next 1.0               0.900
                                                 Over 2.0               0.875

--------------------------------------------------------------------------------
85 -- Statement of Additional Information - Jan. 27, 2006

                                                                 ANNUAL RATE AT EACH    DAILY RATE ON LAST DAY OF MOST
                  FUND                      ASSETS (BILLIONS)        ASSET LEVEL             RECENT FISCAL PERIOD
------------------------------------------------------------------------------------------------------------------------
International Equity                           First $0.25              0.970                        0.970
                                                Next 0.25               0.945
                                                Next 0.25               0.920
                                                Next 0.25               0.895
                                                 Next 1.0               0.870
                                                 Over 2.0               0.845

International Select Value                     First $0.25              0.900                        0.845
                                                Next 0.25               0.875
                                                Next 0.25               0.850
                                                Next 0.25               0.825
                                                 Next 1.0               0.800
                                                 Over 2.0               0.775

International Small Cap                        First $0.25              1.120                        1.120
                                                Next 0.25               1.095
                                                Next 0.25               1.070
                                                Next 0.25               1.045
                                                 Next 1.0               1.020
                                                 Over 2.0               0.995

Mid Cap Value                                   First $1.0              0.700                        0.699
                                                 Next 1.0               0.675
                                                 Next 1.0               0.650
                                                 Next 3.0               0.625
                                                 Next 6.0               0.600
                                                Next 12.0               0.590
                                                Over 24.0               0.580

Portfolio Builder Aggressive                       All                  0.080                        0.080
Portfolio Builder Conservative
Portfolio Builder Moderate
Portfolio Builder Moderate Aggressive
Portfolio Builder Moderate Conservative
Portfolio Builder Total Equity

Real Estate                                     First $1.0              0.840                        0.840
                                                 Next 1.0               0.815
                                                 Next 1.0               0.790
                                                 Next 3.0               0.765
                                                 Next 6.0               0.740
                                                Next 12.0               0.730
                                                Over 24.0               0.720

S&P 500 Index                                   First $1.0              0.240                        0.240
                                                 Next 1.0               0.230
                                                 Next 3.0               0.220
                                                 Over 5.0               0.210

Select Value                                   First $0.50              0.780                        0.772
                                                Next 0.50               0.755
                                                 Next 1.0               0.730
                                                 Next 1.0               0.705
                                                 Next 3.0               0.680
                                                 Over 6.0               0.650

--------------------------------------------------------------------------------
86 -- Statement of Additional Information - Jan. 27, 2006

                                                                 ANNUAL RATE AT EACH    DAILY RATE ON LAST DAY OF MOST
                  FUND                      ASSETS (BILLIONS)        ASSET LEVEL             RECENT FISCAL PERIOD
------------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government                  First $1.0              0.520                        0.510
                                                 Next 1.0               0.495
                                                 Next 1.0               0.470
                                                 Next 3.0               0.445
                                                 Next 3.0               0.420
                                                 Over 9.0               0.395

Small Cap Advantage                            First $0.25              0.740                        0.708
                                                Next 0.25               0.715
                                                Next 0.25               0.690
                                                Next 0.25               0.665
                                                 Next 1.0               0.640
                                                 Over 2.0               0.615

Small Cap Equity                               First $0.25              0.970          Small Cap Equity - 0.970
Small Cap Value                                 Next 0.25               0.945          Small Cap Value - 0.926
                                                Next 0.25               0.920
                                                Next 0.25               0.895
                                                 Over 1.0               0.870

Small Cap Growth                               First $0.25              0.920                        0.920
                                                Next 0.25               0.895
                                                Next 0.25               0.870
                                                Next 0.25               0.845
                                                 Next 1.0               0.820
                                                 Over 2.0               0.795

Small Company Index                            First $0.25              0.380                        0.359
                                                Next 0.25               0.370
                                                Next 0.25               0.360
                                                Next 0.25               0.350
                                                 Over 1.0               0.340

Strategy Aggressive                             First $1.0              0.600                        0.600
                                                 Next 1.0               0.575
                                                 Next 1.0               0.550
                                                 Next 3.0               0.525
                                                 Over 6.0               0.500

Tax-Exempt High Income                          First $1.0              0.490                        0.456
                                                 Next 1.0               0.465
                                                 Next 1.0               0.440
                                                 Next 3.0               0.415
                                                 Next 3.0               0.390
                                                 Over 9.0               0.360

U.S. Government Mortgage                        First $1.0              0.520                        0.520
                                                 Next 1.0               0.495
                                                 Next 1.0               0.470
                                                 Next 3.0               0.445
                                                 Next 3.0               0.420
                                                 Over 9.0               0.395


The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day.

--------------------------------------------------------------------------------
87 -- Statement of Additional Information - Jan. 27, 2006

For Equity and Balanced Funds, before the fee based on the asset charge is paid, it is adjusted for the fund's investment performance relative to a Lipper Index (Index) as shown in the table below. If the Index ceases to be published for a period of more than 90 days, changes in any material respect, or otherwise becomes impracticable to use for purposes of the adjustment, no adjustment will be made until the Board approves a substitute index.

The adjustment increased or decreased the fee for the last fiscal period as shown in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                            TABLE 15. LIPPER INDEXES

                      FUND                                       LIPPER INDEX                    FEE INCREASE OR (DECREASE)
-------------------------------------------------------------------------------------------------------------------------------
FISCAL YEAR ENDING MARCH 31
Equity Value                                      Lipper Large-Cap Value Funds                                    817,917
Precious Metals                                   Lipper Gold Funds                                               (27,758)
Small Cap Advantage                               Lipper Small-Cap Core Funds                                      89,147
Small Cap Growth                                  Lipper Small-Cap Growth Funds                                  (249,698)
Strategy Aggressive                               Lipper Mid-Cap Growth Funds                                    (854,620)

FISCAL YEAR ENDING MAY 31
Aggressive Growth                                 Lipper Mid-Cap Growth Funds                                       1,158
Fundamental Growth                                Lipper Large-Cap Growth Funds                                   (31,784)
Fundamental Value                                 Lipper Large-Cap Value Funds                                     39,947
Select Value                                      Lipper Multi-Cap Value Funds                                   (211,710)
Small Cap Equity                                  Lipper Small-Cap Core Funds                                      (4,445)
Small Cap Value                                   Lipper Small-Cap Value Funds                                   (576,478)
Value                                             Lipper Large-Cap Value Funds                                    (69,520)

FISCAL YEAR ENDING JUNE 30
Dividend Opportunity                              Lipper Equity Income Funds                                       29,485
Real Estate                                       Lipper Real Estate Funds                                          8,364

FISCAL YEAR ENDING JULY 31
Disciplined Equity                                Lipper Large-Cap Core Funds                                      15,749
Discovery                                         Lipper Small-Cap Core Funds                                      39,153
Growth                                            Lipper Large-Cap Growth Funds                                 1,705,757
Large Cap Equity                                  Lipper Large-Cap Core Funds                                    (414,150)
Large Cap Value                                   Lipper Large-Cap Value Funds                                    (14,485)
New Dimensions*                                   Lipper Large-Cap Growth Funds                               (10,062,023)

FISCAL YEAR ENDING SEPTEMBER 30
Balanced                                          Lipper Balanced Funds                                           188,433
Diversified Equity Income                         Lipper Equity Income Funds                                    4,016,026
Mid Cap Value                                     Lipper Mid-Cap Value Funds                                      573,945
Stock                                             Lipper Large-Cap Core Funds                                    (423,352)
Strategic Allocation                              Lipper Flexible Portfolio Funds                                 722,849

FISCAL YEAR ENDING OCTOBER 31
Emerging Markets                                  Lipper Emerging Markets Funds                                  (251,371)
European Equity                                   Lipper European Funds                                          (150,680)
Global Balanced                                   Lipper Global Flexible Funds                                     72,116
Global Equity                                     Lipper Global Funds                                             417,773
Global Technology                                 Lipper Science and Technology Funds                             197,924
International Aggressive Growth**                 Lipper International Multi-Cap Growth Funds                     122,027
International Equity                              Lipper International Funds                                     (117,424)

--------------------------------------------------------------------------------
88 -- Statement of Additional Information - Jan. 27, 2006

                      FUND                                       LIPPER INDEX                    FEE INCREASE OR (DECREASE)
-------------------------------------------------------------------------------------------------------------------------------
International Opportunity**                       Lipper International Large-Cap Core Funds                      (312,535)
International Select Value***                     Lipper International Multi-Cap Value Funds                      303,325
International Small Cap                           Lipper International Small-Cap Funds                            (91,346)

FISCAL YEAR ENDING NOVEMBER 30
Mid Cap Growth                                    Lipper Mid-Cap Growth Funds                                  (1,315,340)


  * Effective Nov. 1, 2005 the index against which the Fund's performance will be measured is the Lipper Large-Cap Core Funds Index.
 ** The index against which the Fund's performance was measured prior to Jan. 1, 2005 was the Lipper International Funds Index.
*** The index against which the Fund's performance was measured prior to July 1, 2004 was the Lipper International Funds Index.

The adjustment, determined monthly, will be determined by measuring the percentage difference over a rolling 12-month period between the performance of one Class A share of the fund and the change in the Index. The performance difference is then used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table. The table is organized by fund category. You can find your fund's category in Table 1.

             TABLE 16. PERFORMANCE INCENTIVE ADJUSTMENT CALCULATION

                      EQUITY FUNDS                                             BALANCED FUNDS
------------------------------------------------------------------------------------------------------------------
   PERFORMANCE                                              PERFORMANCE
    DIFFERENCE                   ADJUSTMENT RATE             DIFFERENCE                  ADJUSTMENT RATE
------------------------------------------------------------------------------------------------------------------
0.00%-0.50%         0                                      0.00%-0.50%      0

0.50%-1.00%         6 basis points times the performance   0.50%-1.00%      6 basis points times the performance
                    difference over 0.50%, times 100                        difference over 0.50%, times 100
                    (maximum of 3 basis points if a                         (maximum of 3 basis points if a 1%
                    1% performance difference)                              performance difference)

1.00%-2.00%         3 basis points, plus 3 basis points    1.00%-2.00%      3 basis points, plus 3 basis points
                    times the performance difference                        times the performance difference over
                    over 1.00%, times 100 (maximum 6                        1.00%, times 100 (maximum 6 basis
                    basis points if a 2% performance                        points if a 2% performance difference)
                    difference)

2.00%-4.00%         6 basis points, plus 2 basis points    2.00%-3.00%      6 basis points, plus 2 basis points
                    times the performance difference                        times the performance difference over
                    over 2.00%, times 100 (maximum 10                       2.00%, times 100 (maximum 8 basis
                    basis points if a 4% performance                        points if a 3% performance difference)
                    difference)

4.00%-6.00%         10 basis points, plus 1 basis point    3.00% or more    8 basis points
                    times the performance difference
                    over 4.00%, times 100 (maximum 12
                    basis points if a 6% performance
                    difference)

6.00% or more       12 basis points

For example, if the performance difference for an Equity Fund is 2.38%, the adjustment rate is 0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the fund is 0.0012 per year. Where the fund's Class A performance exceeds that of the Index, the fee paid to the investment manager will increase. Where the performance of the Index exceeds the performance of the fund's Class A shares, the fee paid to the investment manager will decrease. The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed.

If an Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, for example, if Lipper reclassifies the Fund from one peer group to another, the Board may take action it deems appropriate and in the best interests of shareholders, including:

(1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index, or
(2) adoption of a methodology to transition to a substitute index it has approved.

--------------------------------------------------------------------------------
89 -- Statement of Additional Information - Jan. 27, 2006

TRANSITIONS. In the case of a change in index, a fund's performance will be compared to a 12 month blended index return that reflects the performance of the current index for the portion of the 12 month performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

The management fee is paid monthly. Under the agreement, a fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of Board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by a fund, approved by the Board.

The table below shows the total management fees paid by each fund for the last three fiscal periods as well as nonadvisory expenses, net of earnings credits, waivers and expenses reimbursed by the investment manager and its affiliates. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

               TABLE 17. MANAGEMENT FEES AND NONADVISORY EXPENSES

                                                             MANAGEMENT FEES                        NONADVISORY EXPENSES
                                                  ------------------------------------------------------------------------------
                  FUND                               2005          2004          2003          2005          2004        2003
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
Portfolio Builder Aggressive                      $   55,141(a)        N/A           N/A     $  34,746          N/A          N/A
Portfolio Builder Conservative                        23,875(a)        N/A           N/A        43,296          N/A          N/A
Portfolio Builder Moderate                            93,838(a)        N/A           N/A       142,907          N/A          N/A
Portfolio Builder Moderate Aggressive                112,009(a)        N/A           N/A       116,480          N/A          N/A
Portfolio Builder Moderate Conservative               43,118(a)        N/A           N/A        75,264          N/A          N/A
Portfolio Builder Total Equity                        43,835(a)        N/A           N/A        27,696          N/A          N/A
Small Company Index                                4,547,058     3,962,556     4,217,776       536,282      604,079      630,193
S&P 500 Index                                        933,587       954,894       632,281      (402,204)     (24,079)    (301,463)

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
Equity Value                                       6,836,800     6,126,938     5,929,794       465,953      493,392      514,413
Precious Metals                                      659,595       724,228       478,457       176,012      175,964      208,238
Small Cap Advantage                                6,341,134     5,102,126     3,593,634       533,489      227,451      354,549
Small Cap Growth                                   2,276,290     2,359,429     1,747,120       421,008      360,064     (136,353)
Strategy Aggressive                                3,390,499     4,338,334     4,964,632       451,456      585,955      577,160

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
Aggressive Growth                                    399,501       117,564         3,774(b)     82,999       18,117        1,282(b)
Fundamental Growth                                   410,475        79,513         3,368(b)    177,899       24,370          489(b)
Fundamental Value                                  5,556,219     3,377,169     2,055,809       488,580      210,468      (38,629)
High Yield Bond                                   14,973,845    15,136,003    12,593,999       817,018    1,035,459      900,663
Select Value                                       5,256,934     2,995,527     1,268,532       423,030      283,570      (42,902)
Selective                                          4,922,235     6,210,559     7,763,060      (230,799)     522,092      460,190
Short Duration U.S. Government                    10,141,504    14,303,395    15,837,132      (958,143)   1,172,005    1,516,688
Small Cap Equity                                   1,560,155     1,108,923       375,456         6,490      (76,600)     (50,972)
Small Cap Value                                    9,857,858     7,749,795     5,539,260       788,885      675,289     (136,624)
U.S. Government Mortgage                           1,532,464     2,063,726     1,714,820      (188,134)      18,299      101,644
Value                                              3,311,867     2,926,194     1,925,005       285,856      202,871       42,263

--------------------------------------------------------------------------------
90 -- Statement of Additional Information - Jan. 27, 2006

                                                             MANAGEMENT FEES                        NONADVISORY EXPENSES
                                                  ------------------------------------------------------------------------------
                  FUND                               2005           2004         2003          2005        2004        2003
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
California Tax-Exempt                              1,010,591     1,129,991     1,273,942        116,440     139,264      126,709
Dividend Opportunity                               6,201,403     5,081,258     7,090,687        453,329     596,965      562,883
Insured Tax-Exempt                                 1,801,898     2,078,914     2,214,318        165,805     187,506      180,424
Massachusetts Tax-Exempt                             372,649       427,506       455,856         43,112      52,958       54,428
Michigan Tax-Exempt                                  294,025       342,995       387,348         36,732      43,425       53,043
Minnesota Tax-Exempt                               1,895,714     2,045,996     2,129,734        161,536     182,884      159,041
New York Tax-Exempt                                  434,449       495,538       549,702         54,945      62,139       73,579
Ohio Tax-Exempt                                      307,214       360,176       397,430         38,356      43,070       54,325
Real Estate                                          725,491        37,549(c)        N/A        133,564       8,198(c)       N/A

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
Cash Management                                   12,052,160    14,155,568    17,632,026      1,220,672   2,243,652    2,781,187
Core Bond                                            846,872       417,836        32,016(d)      99,940      69,699        7,553(d)
Disciplined Equity                                   408,720        83,580        11,265(e)     130,016       8,110        4,595(e)
Discovery                                          1,074,727     1,239,497       752,017        369,132     177,032      128,264
Growth                                            18,968,320    16,372,054    20,057,173      1,217,404   1,219,778    1,262,092
Income Opportunities                               1,954,757       985,862        38,550(d)     214,865     133,277       15,960(d)
Inflation Protected Securities                       552,220        66,055(f)        N/A         28,432       5,260(f)       N/A
Large Cap Equity                                   9,680,873     2,441,621       342,000        161,534     391,817       40,890
Large Cap Value                                      803,736       446,686       139,254        293,194     129,014       22,043
Limited Duration Bond                                960,788       571,688        34,385(d)      57,170      61,331        7,837(d)
New Dimensions                                    60,896,353    74,353,086    90,852,746      4,912,847   3,537,012    4,234,549

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
Diversified Bond                                  13,003,467    15,409,504    18,159,757     (1,032,114)    575,900    1,058,347

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
Balanced                                           7,169,932     7,736,525     7,434,993        651,610     707,529      567,687
Diversified Equity Income                         24,183,415    17,374,369     9,509,660      1,530,714     993,686      701,496
Mid Cap Value                                      5,816,781     2,537,342       755,866        531,095     271,072       63,479
Stock                                              9,961,824    11,111,422    10,665,505        688,423     582,837      641,829
Strategic Allocation                               5,960,581     5,004,559     5,083,754        642,432     629,876      498,156

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
Emerging Markets                                   3,801,760     2,770,886     2,181,279        636,569     519,598      477,412
European Equity                                      837,577       872,149       959,764        224,833     236,203      143,588
Global Balanced                                      991,484       699,824       702,933        185,143     171,229      189,130
Global Bond                                        4,359,713     4,143,713     4,084,088        408,133     427,277      450,208
Global Equity                                      4,471,632     3,302,062     3,763,415        485,178     506,708      476,898
Global Technology                                  1,574,791     1,812,789     1,185,180        282,889     304,625      235,797
International Aggressive Growth                    3,119,859     1,878,346     1,114,731        384,996     250,484       69,337
International Equity                               1,431,433     1,015,577       439,777        323,432     316,320      131,195
International Opportunity                          3,988,205     2,926,933     2,672,683        566,027     442,832      451,756
International Select Value                        10,340,380     6,467,621     3,341,744        812,998     473,274      152,203
International Small Cap                              933,818       600,389       183,744        333,478     208,586       63,029


--------------------------------------------------------------------------------
91 -- Statement of Additional Information - Jan. 27, 2006

                                                             MANAGEMENT FEES                        NONADVISORY EXPENSES
                                                  ------------------------------------------------------------------------------
                  FUND                               2005           2004         2003          2005        2004         2003
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
Mid Cap Growth                                    10,413,718    10,550,526    10,432,639        901,194     744,839      600,194
Tax-Exempt High Income                            17,998,361    20,079,644    21,646,724        308,271     976,647      892,351
Intermediate Tax-Exempt                              644,499       752,882       704,089         67,781     136,017      101,093
Tax-Exempt Bond                                    3,066,023     3,457,986     3,967,418        136,155     248,267      270,404

                                                     2004          2003          2002          2004        2003         2002
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
Tax-Exempt Money Market                              515,265       678,981       725,514       177,477      218,380      195,140


(a) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.
(c) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.
(d) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.
(e) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.
(f) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

SUBADVISORY AGREEMENTS

The assets of certain funds are managed by subadvisers that have been selected by the investment manager, subject to the review and approval of the Board. The investment manager has recommended the subadvisers to the Board based upon its assessment of the skills of the subadvisers in managing other assets with goals and investment strategies substantially similar to those of the applicable fund. Short-term investment performance is not the only factor in selecting or terminating a subadviser, and the investment manager does not expect to make frequent changes of subadvisers. Certain subadviers, affiliated with the investment manager, have been directly approved by shareholders. These subadvisers are noted in Table 18.

The investment manager allocates the assets of a fund with multiple subadvisers among the subadvisers. Each subadviser has discretion, subject to oversight by the Board and the investment manager, to purchase and sell portfolio assets, consistent with the fund's investment objectives, policies, and restrictions. Generally, the services that a subadviser provides to the fund are limited to asset management and related recordkeeping services.

The investment manager has entered into an advisory agreement with each subadviser under which the subadviser provides investment advisory assistance and day-to-day management of some or all of the fund's portfolio, as well as investment research and statistical information. A subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to the investment manager or its affiliates.

--------------------------------------------------------------------------------
92 -- Statement of Additional Information - Jan. 27, 2006

The following table shows the advisory fee schedules for fees paid by the investment manager to subadvisers for funds that have subadvisers. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

          TABLE 18. SUBADVISERS AND SUBADVISORY AGREEMENT FEE SCHEDULES


                                                                              PARENT
                                                                             COMPANY,
          FUND                             SUBADVISER NAME                    IF ANY              FEE SCHEDULE
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
Small Cap Advantage       Kenwood Capital Management LLC (Kenwood)(a)            A         0.35% of average daily net
                          (effective May 4, 1999)                                                    assets
Small Cap Growth          Essex Investment Management Company, LLC (Essex)       B      0.70% on the first $20 million,
                          (effective Sept. 23, 2005)                                          reducing to 0.60% as
                                                                                                assets increase
                          MDT Advisers, Inc. (MDTA)                             N/A     0.60% on the first $100 million
                          (effective Sept. 23, 2005)
                          Turner Investment Partners, Inc. (Turner)             N/A     0.60% on the first $50 million,
                          (effective Aug. 18, 2003)                                           reducing to 0.50% as
                                                                                                assets increase
                          UBS Global Asset Management (Americas) (UBS)          N/A         0.55% on the first $150
                          (effective Aug. 18, 2003)                                      million, reducing to 0.50% as
                                                                                                assets increase
Strategy Aggressive       American Century Investment Management, Inc.(b)       N/A         0.50% on the first $100
                          (American Century) (effective Nov. 11, 2005)                   million, reducing to 0.38% as
                                                                                                assets increase
                          Turner(b)                                             N/A         0.55% on the first $100
                          (effective Nov. 11, 2005)                                      million, reducing to 0.38% as
                                                                                                assets increase

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
Aggressive Growth         American Century(b)                                   N/A         0.50% on the first $100
                          (effective April 24, 2003)                                     million, reducing to 0.38% as
                                                                                                assets increase
                          Turner(b)                                             N/A         0.55% on the first $100
                          (effective April 24, 2003)                                     million, reducing to 0.38% as
                                                                                                assets increase
Fundamental Growth        Goldman Sachs Asset Management L.P. (Goldman)          C      0.50% on the first $50 million,
                          (effective April 24, 2003)                                          reducing to 0.30% as
                                                                                                assets increase
                          Wellington Management Company, LLP (Wellington)       N/A     0.50% on the first $50 million,
                          (effective April 26, 2005)                                          reducing to 0.40% as
                                                                                                assets increase
Fundamental Value         Davis Advisors (Davis)(a)                             N/A         0.45% on the first $100
                          (effective June 18, 2001)                                      million, reducing to 0.35% as
                                                                                                assets increase
Select Value              GAMCO Asset Management Inc. (GAMCO)(d)                N/A         0.40% on the first $500
                          (effective March 8, 2002)                                      million, reducing to 0.30% as
                                                                                                assets increase


--------------------------------------------------------------------------------
93 -- Statement of Additional Information - Jan. 27, 2006

                                                                              PARENT
                                                                             COMPANY,
          FUND                             SUBADVISER NAME                    IF ANY              FEE SCHEDULE
-------------------------------------------------------------------------------------------------------------------------
Small Cap Equity          American Century(c)                                   N/A     0.65% on the first $25 million,
                          (effective Dec. 12, 2003)                                           reducing to 0.55% as
                                                                                                assets increase
                          Lord, Abbett & Co. (Lord, Abbett)(c)                  N/A         0.65% on the first $100
                          (effective Dec. 12, 2003)                                      million, reducing to 0.55% as
                                                                                                assets increase
                          Wellington                                            N/A        0.60%, subject to possible
                          (effective March 8, 2002)                                      adjustment under a performance
                                                                                              incentive adjustment
Small Cap Value           Royce & Associates, LLC. (Royce)(d)                    D          0.80% on the first $100
                          (effective June 18, 2001)                                      million, reducing to 0.60% as
                                                                                                assets increase
                          Goldman(d)                                            N/A         0.60% on the first $100
                          (effective July 21, 2003)                                      million, reducing to 0.55% as
                                                                                                assets increase
                          Barrow, Hanley, Mewhinney & Strauss (BHMS)(d)          E      1.00% on the first $10 million,
                          (effective March 12, 2004)                                          reducing to 0.30% as
                                                                                                assets increase
                          Donald Smith & Co. Inc. (Donald Smith)(d)             N/A         0.60% on the first $175
                          (effective March 12, 2004)                                     million, reducing to 0.55% as
                                                                                                assets increase
                          Franklin Portfolio Associates LLC(d) (Franklin         F          0.60% on the first $100
                          Portfolio Associates) (effective March 12, 2004)               million, reducing to 0.55% as
                                                                                                assets increase

Value                     Lord, Abbett                                          N/A         0.35% on the first $200
                          (effective June 18, 2001)                                      million, reducing to 0.25% as
                                                                                                assets increase

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
Discovery                 American Century(c)                                   N/A     0.65% on the first $25 million,
                          (effective Dec. 12, 2003)                                           reducing to 0.55% as
                                                                                                assets increase
                          Lord Abbett(c)                                        N/A         0.65% on the first $100
                          (effective Dec. 12, 2003)                                      million, reducing to 0.55% as
                                                                                                assets increase
                          Wellington                                            N/A        0.60%, subject to possible
                          (effective April 10, 2002)                                     adjustment under a performance
                                                                                              incentive adjustment

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
Emerging Markets          Threadneedle International Limited(a)                  G          0.45% of the first $150
                          (Threadneedle) (effective July 10, 2004)                       million, reducing to 0.30% as
                                                                                        assets increase, and subject to
                                                                                            a performance incentive
                                                                                                 adjustment(e)
European Equity           Threadneedle(a)                                        G          0.35% of the first $150
International             (effective July 10, 2004)                                      million, reducing to 0.20% as
Opportunity                                                                             assets increase, and subject to
                                                                                            a performance incentive
                                                                                                 adjustment(e)
Global Balanced           Threadneedle(a)                                        G          0.35% of the first $150
Global Equity             (effective July 10, 2004)                                      million, reducing to 0.20% as
                                                                                        assets increase, and subject to
                                                                                            a performance incentive
                                                                                                 adjustment(e)


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94 -- Statement of Additional Information - Jan. 27, 2006

                                                                              PARENT
                                                                             COMPANY,
          FUND                             SUBADVISER NAME                    IF ANY              FEE SCHEDULE
-------------------------------------------------------------------------------------------------------------------------
International             American Century Global Investment Management,         H         0.65% on the first $100
Aggressive Growth         Inc. (ACGIM)                                                  million, 0.60% on assets $100 -
                          (effective Jan. 1, 2005)                                       $250 million, 0.55% on assets
                                                                                         $250 - $500 million, 0.52% on
                                                                                            assets $500 million - $1
                                                                                         billion and 0.50% on assets $1
                                                                                                billion plus(f)
                          Columbia Wanger Asset Management L.P.                  I          0.70% on the first $100
                          (Columbia WAM) (effective Sept. 5, 2001)                       million, reducing to 0.50% as
                                                                                                assets increase

International Equity      The Boston Company Asset Management, LLC (Boston       J          0.50% on the first $150
                          Company) (effective Sept. 25, 2002)                            million, reducing to 0.35% as
                                                                                                assets increase
                          Marsico Capital Management, LLC (Marsico)              K          0.55% on the first $100
                          (effective Oct. 1, 2004)                                       million, reducing to 0.45% as
                                                                                                assets increase

International Select      Alliance Capital Management L.P.                      N/A     0.65% on the first $75 million,
Value                     (Alliance Capital) (effective Sept. 17, 2001)                       reducing to 0.30% as
                                                                                                assets increase

International Small Cap   Templeton Investment Counsel, LLC                     N/A     0.70% on the first $50 million,
                          (Franklin Templeton) (effective Sept. 25, 2002)                     reducing to 0.50% as
                                                                                                assets increase
                          Wellington                                            N/A         0.75% on the first $100
                          (effective Sept. 25, 2002)                                     million, reducing to 0.60% as
                                                                                                assets increase

(a) Davis is a 1940 Act affiliate of the investment manager because it owns or has owned more than 5% of the public issued securities of the investment manager's parent company, Ameriprise Financial. Kenwood is an affiliate of the investment manager as an indirect partially-owned subsidiary of Ameriprise Financial. Threadneedle is an affiliate of the investment manager as an indirect wholly-owned subsidiary of Ameriprise Financial.
(b) Assets of Strategy Aggressive and Aggressive Growth are aggregated for purposes of calculating subadviser fees under the Subadvisory Agreement fee schedule.
(c) Assets of Small Cap Equity and Discovery are aggregated for purposes of calculating subadviser fees under the Subadvisory Agreement fee schedule.
(d) Based on the combined net assets subject to the subadviser's investment management.
(e) The adjustment for Threadneedle is based on the performance of one Class A share of the fund and the change in the Lipper Index described in Table 15. The performance of the fund and the Index will be calculated using the method described above for the performance incentive adjustment paid to the investment manager under the terms of the Investment Management Services Agreement. The amount of the adjustment to Threadneedle's fee, whether positive or negative, shall be equal to one-half of the performance incentive adjustment made to the investment management fee payable to the investment manager under the terms of the Investment Management Services Agreement. The performance incentive adjustment was effective Dec. 1, 2004.
(f) These rates are retroactive. When average daily net assets fall within this range, the corresponding rate applies to all the assets in the fund, e.g., if average daily net assets are $200 million, the fee rate of 0.60% applies to the entire $200 million balance.
A -  Kenwood is an indirect partially-owned subsidiary of Ameriprise
     Financial.
B -  Essex is majority owned by Affiliated Managers Group.
C -  Goldman is an affiliate of Goldman Sachs & Co.
D -  Royce is a direct wholly-owned subsidiary of Legg Mason, Inc.
E - BHMS is an independent-operating subsidiary of Old Mutual Asset Management. F - Franklin Portfolio Associates is an indirect wholly-owned subsidiary of
     Mellon Financial Corporation.
G -  Threadneedle is an indirect wholly-owned subsidiary of Ameriprise
     Financial.
H -  ACGIM is a wholly-owned subsidiary of American Century.
I - Columbia WAM is an indirect wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly owned subsidiary of Bank of America Corporation.
J - Boston Company is a subsidiary of Mellon Financial Corporation and an affiliate of The Dreyfus Corporation.
K -  Marsico is an indirect wholly-owned subsidiary of Bank of America
     Corporation.

--------------------------------------------------------------------------------
95 -- Statement of Additional Information - Jan. 27, 2006

The following table shows the subadvisory fees paid by the investment manager to subadvisers in the last three fiscal periods. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.


                           TABLE 19. SUBADVISORY FEES


                                                                                        SUBADVISORY FEES PAID
                                                                                -------------------------------------
          FUND                              SUBADVISER                             2005           2004         2003
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
Small Cap Advantage       Kenwood                                               $3,089,403    $2,282,191   $1,740,599
Small Cap Growth          Essex                                                  Effective           N/A          N/A
                                                                                   9/23/05
                          MDTA                                                   Effective           N/A          N/A
                                                                                   9/23/05
                          Turner                                                   371,758       241,927          N/A
                          UBS                                                      342,815       224,007          N/A
                          FORMER SUBADVISER: Bjurman, Barry & Associates           366,178       274,992          N/A
                          (from Aug. 18, 2003 to Sept. 23, 2005)
                          FORMER SUBADVISER: RS Investment Management,             581,602       565,391      400,545
                          L.P. (from Jan. 24, 2001 to Sept. 23, 2005)

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
Aggressive Growth         American Century                                         114,981        32,431        1,218(a)
                          Turner                                                   119,529        36,468        1,359(a)

Fundamental Growth        Wellington*                                               21,015(b)        N/A          N/A
                          Goldman                                                  143,448        28,129        1,205(a)
                          FORMER SUBADVISER:  Eagle Asset Management,              139,312(c)     28,655        1,249(a)
                          Inc., a subsidiary of Raymond James Financial,
                          Inc. (from April 7, 2003 to April 26, 2005)

Fundamental Value         Davis                                                  2,834,365     1,946,906    1,156,584

Select Value              GAMCO                                                     46,074     1,642,235      626,588

Small Cap Equity          American Century                                         302,079        90,891          N/A
                          Lord, Abbett                                             278,497        93,666          N/A
                          Wellington*                                              388,922       339,459       99,787
                          FORMER SUBADVISER:  Pilgrim Baxter &                         N/A           N/A       98,829
                          Associates, Ltd (from inception to Dec. 2003)

Small Cap Value           Goldman                                                1,599,715       883,316          N/A
                          Royce                                                  2,287,184     3,103,451    2,373,829
                          Franklin Portfolio Associates                            957,263       134,324          N/A
                          BHMS                                                     823,441       126,801          N/A
                          Donald Smith                                             992,659       130,862          N/A
                          FORMER SUBADVISER:  National City Investment                 N/A           N/A      124,993
                          Co. (from inception to August 2003)
                          FORMER SUBADVISER:  Third Avenue Management                  N/A     1,087,918      947,437
                          LLC (from inception to March 2004)

Value                     Lord, Abbett                                           1,389,323     1,251,762      878,954

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
Discovery                 American Century                                         261,637       131,822          N/A
                          Lord, Abbett                                             279,061       151,513          N/A
                          Wellington*                                              458,629       620,176      342,165
                          FORMER SUBADVISER:  Pilgrim Baxter                           N/A           N/A      337,687
                          (from April 2002 to December 2003)

--------------------------------------------------------------------------------
96 -- Statement of Additional Information - Jan. 27, 2006

                                                                                        SUBADVISORY FEES PAID
                                                                                -------------------------------------
          FUND                              SUBADVISER                             2005           2004         2003
---------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
Emerging Markets          Threadneedle                                           1,556,386       361,626          N/A
                          FORMER SUBADVISER:  American Express Asset                   N/A       942,983    1,033,684
                          Management International Inc. (AEAMI)
                          (from inception until July 2004)

European Equity           Threadneedle                                             432,362       131,177          N/A
                          FORMER SUBADVISER:  AEAMI                                    N/A       316,031      448,432
                          (from inception until July 2004)

Global Balanced           Threadneedle                                             407,315        96,408          N/A
                          FORMER SUBADVISER:  AEAMI                                    N/A       151,173      208,168
                          (from inception until July 2004)

Global Equity             Threadneedle                                           1,621,159       449,149          N/A
                          FORMER SUBADVISER:  AEAMI                                    N/A       484,676    1,841,195
                          (from inception until July 2004)

International Aggressive  ACGIM                                                    959,879       542,561      394,806
Growth                    Columbia WAM                                             985,095       709,378      422,056

International Equity      Boston Company                                           412,238       288,191      118,846
                          Marsico                                                  410,005        30,840          N/A
                          FORMER SUBADVISER:  Putnam Investment                        N/A       308,350      142,969
                          Management, LLC (from inception until
                          Sept. 30, 2004)

International Opportunity Threadneedle                                           1,720,351       434,968          N/A
                          FORMER SUBADVISER:  AEAMI                                    N/A     1,000,707    1,407,484
                          (from inception until July 2004)

International Select      Alliance Capital                                       4,126,134     2,869,277    1,604,035
Value

International Small Cap   Franklin Templeton                                       317,358       200,710       56,399
                          Wellington*                                              331,593       215,256       62,802


* Beginning on July 1, 2006, under the Subadvisory Agreement, RiverSource Investments is subject to a minimum annual fee of $350,000, payable to Wellington Management.

(a) For fiscal period from April 24, 2003 (when shares became publicly available) to May 31, 2003.
(b)  For fiscal period from April 26, 2005 to May 31, 2005.
(c)  For fiscal period from June 1, 2004 to April 26, 2005.

--------------------------------------------------------------------------------
97 -- Statement of Additional Information - Jan. 27, 2006

PORTFOLIO MANAGERS. The following table provides information about the funds' portfolio managers as of the end of the most recent fiscal period. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                          TABLE 20. PORTFOLIO MANAGERS


                                                  OTHER ACCOUNTS MANAGED
                                          --------------------------------------
                                                               APPROXIMATE TOTAL  NUMBER OF
                                                                  NET ASSETS     ACCOUNTS AND   OWNERSHIP    POTENTIAL
                                            NUMBER AND TYPE       (EXCLUDING       AGGREGATE     OF FUND     CONFLICTS  STRUCTURE OF
    FUND         PORTFOLIO MANAGER            OF ACCOUNT           THE FUND)       ASSETS(a)      SHARES    OF INTEREST COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31

Portfolio       Kent M. Bergene           None(b)
Builder         David M. Joy              None                                                      None        (1)        (1)
Aggressive      Michelle M. Keeley        None(c)
                William F. Truscott       None(c)

Portfolio       Kent M. Bergene           None(b)
Builder         David M. Joy              None                                                      None        (1)        (1)
Conservative    Michelle M. Keeley        None(c)
                William F. Truscott       None(c)

Portfolio       Kent M. Bergene           None(b)
Builder         David M. Joy              None                                                      None        (1)        (1)
Moderate        Michelle M. Keeley        None(c)
                William F. Truscott       None(c)

Portfolio       Kent M. Bergene           None(b)                                              $1 - $10,000
Builder         David M. Joy              None                                                      None
Moderate        Michelle M. Keeley        None(c)                                                   None        (1)        (1)
Aggressive      William F. Truscott       None(c)                                               $100,001
                                                                                                -$500,000

Portfolio       Kent M. Bergene           None(b)
Builder         David M. Joy              None                                                      None        (1)        (1)
Moderate        Michelle M. Keeley        None(c)
Conservative    William F. Truscott       None(c)

Portfolio       Kent M. Bergene           None(b)                                                   None
Builder Total   David M. Joy              None                                                  $100,001 -
Equity                                                                                          $500,000        (1)        (1)
                Michelle M. Keeley        None(c)                                                   None
                William F. Truscott       None(c)                                                   None

Small Company   David Factor              2 RICs*              $0.7 billion                         None        (2)        (2)
Index                                     2 PIVs**             $2.6 billion

S&P 500 Index   David Factor              2 RICs               $1.7 billion                         None        (2)        (2)
                                          2 PIVs               $2.6 billion

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
Equity Value    Warren Spitz              5 RICs               $4.4 billion      5 RICs        $50,001 -
                                          2 PIVs               $216.3 million                  $100,000
                Steve Schroll                                                                  $10,001 -        (2)        (3)
                                                                                               $50,000
                Laton Spahr                                                                    $1 - $10,000

Precious        Clay Hoes                 1 PIV                $13.9 million                   $1 - $10,000   (2), (3)     (4)
Metals


--------------------------------------------------------------------------------
98 -- Statement of Additional Information -- Jan. 27, 2006

                                                  OTHER ACCOUNTS MANAGED
                                          --------------------------------------
                                                               APPROXIMATE TOTAL  NUMBER OF
                                                                  NET ASSETS     ACCOUNTS AND   OWNERSHIP    POTENTIAL
                                            NUMBER AND TYPE       (EXCLUDING       AGGREGATE     OF FUND     CONFLICTS  STRUCTURE OF
    FUND         PORTFOLIO MANAGER            OF ACCOUNT           THE FUND)       ASSETS(a)      SHARES    OF INTEREST COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Small Cap       RSIM: John L. Wallace(d)  4 RICs               $1.5 billion
Growth                                    3 PIVs               $15.9 million                        None        (4)        (6)
                                          6 other accounts     $277.6 million
                RSIM: John H. Seabern(d)  1 RIC                $953.8 million
                                          5 other accounts     $252 million
                Turner: William C. McVail 15 RICs              $2.4 billion      1 PIV; 2
                                          45 PIVs              $2.2 billion      other              None        (5)        (7)
                                          37 other accounts    $1.4 billion      accounts
                Turner:                   16 RICs              $2.0 billion
                Christopher K. McHugh     49 PIVs              $2.4 billion
                                          35 other accounts    $1.3 billion
                Turner:                   4 RICs               $41 million       2 RICs; 2
                Frank L. Sustersic        11 PIVs              $886 million      other              None
                                          32 other accounts    $881 million      accounts
                Turner:                   4 RICs               $433 million
                Jason D. Schrotberger     12 PIVs              $966 million      2 other            None
                                          24 other accounts    $682 million      accounts
                BB&A: O. Thomas Barry     7 RICs               $824.2 million
                                          19 other accounts    $169.2 million
                BB&A: G. Andrew Bjurman   15 other accounts    $1.3 billion
                BB&A:                     38 other accounts    $41.2 million     8 other            None        (6)        (8)
                Stephen W. Shipman                                               accounts
                BB&A: Patrick T. Bradford 1 RIC                $7.3 million
                BB&A: Roberto P. Wu       5 other accounts     $7.9 million
                UBS: Paul A. Graham       7 RICs(e)            $764.9 million    1 other            None        (7)        (9)
                                          2 PIVs               $440.2 million    account
                UBS: David N. Wabnik      7 other accounts     $406.1 million

Small Cap       RiverSource Investments:  4 RICs               $1.5 billion      4 RICs             None        (2)     (4), (10)
Advantage       Dimitris Bertsimas        1 PIV                $12.7 million
                                          11 other accounts(f) $84.9 million

                RiverSource Investments:  2 RICs               $806.2 million    2 RICs
                Jonathan Calvert

                Kenwood: Jake Hurwitz     1 RIC                $185.3 million    1 RIC          $100,001 -
                                          1 PIV                $44.9 million                    $500,000      (2), (8)     (11)
                Kenwood: Kent Kelley      18 other accounts    $445.5 million                   $100,001 -
                                                                                                $500,000

Strategy        Paul Rokosz               1 RIC                $741.1 million    2 RICs         $10,001 -       (2)        (4)
Aggressive                                2 PIVs               $141.5 million                   $50,000
                                          10 other accounts    $1.7 billion


--------------------------------------------------------------------------------
99 -- Statement of Additional Information -- Jan. 27, 2006

                                                  OTHER ACCOUNTS MANAGED
                                          --------------------------------------
                                                               APPROXIMATE TOTAL  NUMBER OF
                                                                  NET ASSETS     ACCOUNTS AND   OWNERSHIP    POTENTIAL
                                            NUMBER AND TYPE       (EXCLUDING       AGGREGATE     OF FUND     CONFLICTS  STRUCTURE OF
    FUND         PORTFOLIO MANAGER            OF ACCOUNT           THE FUND)       ASSETS(a)      SHARES    OF INTEREST COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31

Aggressive      Turner:                   18 RICs              $2.2 billion
Growth          Christopher K. McHugh     30 PIVs              $640 million
                                          59 other accounts    $3.1 billion
                Turner: Robert E. Turner  27 RICs              $3.6 billion
                                          40 PIVs              $1.6 billion
                                          88 other accounts    $5.2 billion                         None        (5)        (7)
                Turner: William C. McVail 17 RICs              $2.6 billion
                                          24 PIVs              $504 million
                                          5 other accounts     $3.3 billion
                American Century:         5 RICs               $5.584 billion                       None        (9)        (12)
                Glen A. Fogle             1 other account      $27.823 million
                American Century:
                David M. Holland

Fundamental     Goldman:                  49 RICs              $10.7 billion
Growth          Herbert E. Ehlers         1 PIV                $94.0 million                        None        (11)    (14), (20)
                Goldman:                  542 other accounts   $18.0 billion
                Gregory H. Ekizian
                Goldman: David G. Shell
                Goldman: Steven M. Barry
                Goldman:
                Kenneth T. Berents
                Goldman: Andrew F. Pyne
                Goldman: Scott Kolar
                Goldman:
                Prashant R. Khemka
                Wellington: John A.       9 RICs               $2,709.4 million  1 other
                Boselli                   7 PIVs               $846.7 million    account            None        (12)       (15)
                Wellington:               33 other accounts    $5,232.5 million
                Andrew J. Schilling

Fundamental     Christopher  C. Davis     23 RICs              $48 billion
Value                                     6 PIVs               $853 million                        None(h)      (10)       (13)
                Kenneth C. Feinberg       30,000 other         $9.9 billion
                                          accounts(g)

High Yield Bond Scott Schroepfer          1 RIC                $1.2 billion                     $100,001 -      (2)        (4)
                                                                                                $500,000

Selective       Tom Murphy                8 RICs               $6.2 billion                         None
                                          3 PIVs               $1.2 billion
                                          24 other accounts    $20.9 billion
                Scott Kirby               11 RICs              $8.6 billion      3 RICs;        $10,001 -
                                          7 PIVs               $2.6 billion      1 other        $50,000
                                          46 other accounts    $22.9 billion     account                        (2)        (4)
                Jamie Jackson             14 RICs              $12.1 billion                    $10,001 -
                                          6 PIVs               $3.3 billion                     $50,000
                                          31 other accounts    $5.3 billion

Select Value    Mario Gabelli             24 RICs              $11.9 billion(i)  1 RIC;
                                          14 PIVs              $707.7 million(i) 14 PIVs; 3         None        (13)       (16)
                                          1,747 other accounts $9.9 billion      other
                                                                                 accounts


--------------------------------------------------------------------------------
100 -- Statement of Additional Information -- Jan. 27, 2006

                                                  OTHER ACCOUNTS MANAGED
                                          --------------------------------------
                                                               APPROXIMATE TOTAL  NUMBER OF
                                                                  NET ASSETS     ACCOUNTS AND   OWNERSHIP    POTENTIAL
                                            NUMBER AND TYPE       (EXCLUDING       AGGREGATE     OF FUND     CONFLICTS  STRUCTURE OF
    FUND         PORTFOLIO MANAGER            OF ACCOUNT           THE FUND)       ASSETS(a)      SHARES    OF INTEREST COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Short Duration  Scott Kirby               11 RICs              $7.9 billion                     $10,001 -
U.S. Government                           7 PIVs               $2.6 billion      3 RICs;        $50,000
                                          46 other accounts    $22.9 billion     1 other                        (2)        (4)
                Jamie Jackson             14 RICs              $11.4 billion     account        $10,001 -
                                          6 PIVs               $3.3 billion                     $50,000
                                          31 other accounts    $5.3 billion

Small Cap       American Century:         13 RICs              $8.720 billion
Equity          Thomas P. Vaiana          2 other accounts     $229.0 million
                American Century:         14 RICs              $9.276 billion
                William Martin            2 other accounts     $229.0 million                       None        (9)        (12)
                American Century:         5 RICs               $2.123 billion
                Wihelmine von Turk        2 other accounts     $229.0 million
                Lord, Abbett:             4 RICs               $825.2 million                       None        (14)       (17)
                Michael T. Smith          7 other accounts     $534.6 million
                Wellington:               4 RICs               $1,640.9 million                 $500,001 -
                Kenneth L. Abrams         3 PIVs               $787.6 million    2 RICs;        $1,000,000
                                          23 other accounts    $1,846.3 million  1 other                        (12)       (15)
                Wellington:               4 RICs               $1,640.9 million  account            None
                Daniel J. Fitzpatrick     3 PIVs               $787.6 million
                                          16 other accounts    $1,830.2 million

Small Cap Value Royce: Jay S. Kaplan      6 RICs               $7.0 billion                         None        (15)       (18)
                Goldman:
                Eileen Rominger
                Goldman:                  20 RICs              $11.1 billion
                Dolores Bamford           2 PIVs               $31.0 million
                Goldman: David Berdon     280 other accounts   $5.41 billion
                Goldman: Lisa Parisi                                                                None        (11)    (19), (20)
                Goldman: J. Kelly Flynn   20 RICs              $2.83 billion
                                          2 PIVs               $31.0 million
                Goldman: Chip Otness      6 other accounts     $634.0 million
                Donald Smith:             2 RICs               $0.786 billion                       None        (16)       (21)
                Donald G. Smith           1 PIV                $0.171 billion
                Donald Smith:             23 other accounts    $1.807 billion
                Richard L. Greenberg
                Franklin Portfolio
                Associates:
                John S. Cone
                Franklin Portfolio        6 RICs (with 14      $13.5 billion
                Associates:               total portfolios)
                Michael F. Dunn           4 PIVs               $0.7 billion                         None        (17)       (22)
                Franklin Portfolio        82 other accounts    $14.3 billion
                Associates:
                Oliver E. Buckley
                Franklin Portfolio
                Associates:
                Kristin J. Crawford
                Franklin Portfolio
                Associates:
                Langton Garvin
                BHMS: James S. McClure    3 RICs               $392.0 million                       None        (18)       (23)
                BHMS: John P. Harloe      16 other accounts    $569.8 million


U.S.            Scott Kirby               11 RICs              $9.3 billion      3 RICs;        $10,001 -       (2)        (4)
Government                                7 PIVs               $2.6 billion      1 other        $50,000
Mortgage                                  46 other accounts    $22.9 billion     account


--------------------------------------------------------------------------------
101 -- Statement of Additional Information -- Jan. 27, 2006

                                                  OTHER ACCOUNTS MANAGED
                                          --------------------------------------
                                                              APPROXIMATE TOTAL    NUMBER OF
                                                                 NET ASSETS      ACCOUNTS AND   OWNERSHIP    POTENTIAL
                                            NUMBER AND TYPE      (excluding        AGGREGATE     OF FUND     CONFLICTS  STRUCTURE OF
    FUND         PORTFOLIO MANAGER            OF ACCOUNT          the fund)        ASSETS(a)      SHARES    OF INTEREST COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Value          Eli M. Salzmann           14 RICs              $23,867.2 million
               Sholom Dinsky             11 PIVs              $756.2 million    1 other account    None        (14)         (17)
                                         53,962 other         $18,554.4 million
                                         accounts

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
California                                                                                         None
Tax-Exempt
Insured                                                                                            None
Tax-Exempt
Massachusetts                                                                                      None
Tax-Exempt
Michigan       David Kerwin              9 RICs               $5.84 billion                        None         (2)         (4)
Tax-Exempt                               18 other accounts    $7.46 billion
Minnesota                                                                                       $50,001 -
Tax-Exempt                                                                                      $100,000
New-York                                                                                           None
Tax-Exempt
Ohio                                                                                               None
Tax-Exempt

Dividend       Warren Spitz                                                                     Over
Opportunity                                                                                     $1,000,000
               Steve Schroll             5 RICs               $8.1 billion          5 RICs      $100,001 -      (2)         (3)
                                         2 PIVs               $0.22 billion                     $500,000
               Laton Spahr                                                                      $10,001
                                                                                                -$50,000

Real Estate    Julene Melquist           None                                                      None      (2), (3)       (5)
               J. Blair Brumley

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
Core Bond      Tom Murphy                8 RICs               $6.87 billion     2 RICs -        $10,001-        (2)         (4)
                                         3 PIVs               $1.28 billion     $1,491.2 M      $50,000
                                         25 other accounts(f) $21.02 billion    in assets
               Jamie Jackson             12 RICs              $9.16 billion     2 RICs -        $10,001-
                                         6 PIVs               $3.14 billion     $1,491.2 M in   $50,000
                                         31 other accounts(f) $5.88 billion     assets; 1
               Scott Kirby               11 RICs              $9.14 billion     other account   $10,001-
                                         7 PIVs               $2.71 billion     - $300.2 M in   $50,000
                                         48 other accounts(f) $23.49 billion    assets

Disciplined    Dimitris Bertsimas        4 RICs               $1.74 billion
Equity                                   1 PIV                $11.7 million     4 RICs             None
                                         13 other accounts(f) $84.8 million                                     (2)     (3), (10)
               Gina Mourtzinou           2 RICs               $1.63 billion     2 RICs          $50,001-
                                         1 PIV                $11.7 million                     $100,000
                                         13 other accounts(f) $84.8 million


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


                                                  OTHER ACCOUNTS MANAGED
                                          --------------------------------------
                                                              APPROXIMATE TOTAL   NUMBER OF
                                                                 NET ASSETS      ACCOUNTS AND   OWNERSHIP    POTENTIAL
                                            NUMBER AND TYPE      (excluding        AGGREGATE     OF FUND     CONFLICTS  STRUCTURE OF
    FUND         PORTFOLIO MANAGER            OF ACCOUNT          the fund)        ASSETS(a)      SHARES    OF INTEREST COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Discovery      Lord Abbett:              3 RICs               $1,031.0 million                     None        (14)         (17)
               Michael Smith             9 other accounts     $600.03 million
               American Century:         14 RICs              $9.97 billion                        None         (9)         (12)
               William Martin            2 other accounts     $302.8 million
               American Century:         5 RICs               $2.48 billion
               Wilhelmine von Turk       2 other accounts     $302.8 million
               American Century:         13 RICs              $9.39 billion
               Thomas Vaiana             2 other accounts     $302.8 million
               Wellington:               4 RICs               $1,710.0 million  2 RICs -
               Kenneth Abrams            3 PIVs               $841.2 million    $1,491.2 M in
                                          23 other accounts   $1,999.7 million  assets; 1          None        (12)         (15)
               Wellington:               4 RICs               $1,710 million    other account
               Daniel Fitzpatrick        3 PIVs               $841.2 million    - $300.2 M in
                                         16 other accounts    $1,983.4 million  assets

Growth         Nick Thakore              4 RICs               $3.43 billion     4 RICs          $100,001-      (20)         (24)
                                         2 PIVs               $244.06 million                   $500,00

Income         Brian Lavin               1 RIC                $40.83 million                    $50,001-
Opportunities                            1 PIV                $50.11 million                    $100,000
                                                                                                                (2)         (4)
               Jennifer Ponce de Leon    5 RICs               $7.93 billion                     $50,001-
                                         1 PIV                $50.11 million                    $100,000
                                         10 other accounts    $2.44  billion

Inflation      Jamie Jackson             12 RICs              $9.13 billion     3 RICs -
Protected                                6 PIVs               $3.14 billion     $643.57 M in
Securities                               31 other accounts(f) $5.88 billion     assets(j); 1    $10,001-        (2)         (4)
                                                                                other           $50,000
                                                                                account(k)

Large Cap      Nick Thakore              5 RICs               $6.56 billion     5 RICs          $100,001-
Equity                                   2 PIVs               $244.05 million                   $500,00
               Bob Ewing                 6 RICs               $5.7 billion                      $100,001-      (20)         (24)
                                         2 PIVs               $244.05 million   6 RICs          $500,000
                                         1 other account      $12.04 million

Large Cap      Bob Ewing                 6 RICs               $7.11 billion                     $500,001-
Value                                    2 PIVs               $244.05 million   6 RICs          $1,000,000     (20)         (24)
                                         1 other account      $12.04 million

Limited        Tom Murphy                8 RICs               $6.85 billion     3 RICs -        $10,001-
Duration Bond                            3 PIVs               $1.28 billion     $643.57 M in    $50,000
                                         25 other accounts    $21.02 billion    assets(j)
               Jamie Jackson             12 RICs              $9.15 billion     3 RICs -        $10,001-        (2)         (4)
                                         6 PIVs               $3.14 billion     $643.57 M in    $50,000
                                         48 other accounts(f) $5.88 billion     assets(j); 1
               Scott Kirby               11 RICs              $9.12 billion     other           $10,001-
                                         7 PIVs               $2.72 billion     account(k)      $50,000
                                         48 other accounts(f) $23.49 billion

New Dimensions Gordon Fines              1 RIC                $2.32 billion                     Over
                                         2 PIVs               $145.9 million                    $1,000,000
                                         7 other accounts     $1.72 billion                                     (2)         (25)
               Michael Nance             1 RIC                $2.32 billion     1 RIC              None
                                         1 PIV                $51.35 million
                                         13 other accounts(f) $304.2 million
               Trisha Schuster           1 RIC                $2.32 billion                     $10,001-     (2), (3)       (26)
                                                                                                $50,000


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103 -- Statement of Additional Information - Jan. 27, 2006

                                                  OTHER ACCOUNTS MANAGED
                                          --------------------------------------
                                                               APPROXIMATE TOTAL  NUMBER OF
                                                                  NET ASSETS     ACCOUNTS AND   OWNERSHIP    POTENTIAL
                                            NUMBER AND TYPE       (excluding       AGGREGATE     OF FUND     CONFLICTS  STRUCTURE OF
    FUND         PORTFOLIO MANAGER            OF ACCOUNT           the fund)       ASSETS(a)      SHARES    OF INTEREST COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31

Diversified     Tom Murphy                8 RICs               $4.74 billion                    $100,001-
Bond                                      4 PIVs               $1.29 billion                    $500,00
                                          23 other accounts(f) $19.82 billion    3 RICs -
                Jamie Jackson             12 RICs              $6.85 billion     $1.45 B in     $10,001-
                                          6 PIVs               $3.21 billion     assets; 1      $50,000
                                          31 other accounts(f) $5.59 billion     other account
                Scott Kirby               11 RICs              $9.79 billion     - $0.098 B in  $10,001-        (2)         (4)
                                          6 PIVs               $2.38 billion     assets         $50,000
                                          45 other accounts(f) $23.27 billion
                Jennifer Ponce de Leon    5 RICs               $5.83 billion                    $10,001-
                                          PIV                  $0.03 billion                    $50,000
                                          10 other accounts    $3.25 billion
                Nicolas Pifer             4 RICs               $3.02 billion     1 other
                                          4 PIVs               $0.47 billion     account -      $1-$10,000
                                          15 other accounts(f) $4.22 billion     $0.14 B in
                                                                                 assets

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30

Balanced        Tom Murphy                8 RICs               $6.51 billion                    $10,001-
                                          4 PIVs               $1.26 billion     2 RICs -       $50,000
                                          22 other accounts(f) $17.03 billion    $1.03 B in
                Jamie Jackson             12 RICs              $8.72 billion     assets; 1         None         (2)         (4)
                                          7 PIVs               $3.16 billion     other account
                                          29 other accounts(f) $6.68 billion     - $0.098 B in
                Scott Kirby               11 RICs              $8.66 billion     assets
                                          7 PIVs               $2.32 billion                       None
                                          44 other accounts(f) $22.72 billion
                Bob Ewing                 6 RICs               $6.08 billion                    $100,001-
                                          2 PIVs               $0.04 billion     6 RICs         $500,000       (20)        (24)
                                          1 other account      $0.01billion

Mid Cap Value   Warren Spitz                                                                    $100,001-
                                          4 RICs               $9.19 billion                    $500,000
                Laton Spahr               1 PIV                $0.16 billion     4 RICs         $10,001-        (2)         (3)
                                          1 other account      $0.01 billion                    $50,000
                Steve Schroll                                                                   $50,001-
                                                                                                $100,000

Diversified     Warren Spitz              4 RICs               $5.13 billion                    $100,001-
Equity Income                             1 PIV                $0.16 billion     4 RICs         $500,000        (2)         (3)
                Laton Spahr               1 other account      $0.01 billion                       None

                Steve Schroll                                                                   $50,001-
                                                                                                $100,000

Stock           Dimitris Bertsimas        4 RICs               $1.1 billion                         None
                                          6 PIVs               $0.16 billion     4 RICs                        (20)        (10)
                                          8 other accounts(f)  $0.08 billion
                Gina Mourtnizou           2 RICs               $0.98 billion     2 RICs         $1-$10,000
                                          3 other accounts     $0.04 billion
                Scott Mullinix            2 other accounts     $0.18 billion                    $10,001-        (2)        (27)
                                                                                                $50,000


--------------------------------------------------------------------------------
104 -- Statement of Additional Information - Jan. 27, 2006

                                                  OTHER ACCOUNTS MANAGED
                                          --------------------------------------
                                                               APPROXIMATE TOTAL  NUMBER OF
                                                                  NET ASSETS     ACCOUNTS AND   OWNERSHIP    POTENTIAL
                                            NUMBER AND TYPE       (excluding       AGGREGATE     OF FUND     CONFLICTS  STRUCTURE OF
    FUND         PORTFOLIO MANAGER            OF ACCOUNT           the fund)       ASSETS(a)      SHARES    OF INTEREST COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Strategic       Tom Murphy                8 RICs               $6.74 billion                    $10,001-
Allocation                                4 PIVs               $1.26 billion     2 RICs -       $50,000
                                          22 other accounts(f) $17.03 billion    $1.26 B in
                Jamie Jackson             12 RICs              $8.72 billion     assets; 1
                                          7 PIVs               $3.16 billion     other account     None         (2)         (4)
                                          29 other accounts(f) $6.68 billion     - $0.098 B in
                Scott Kirby               11 RICs              $8.9 billion      assets         $10,001-
                                          7 PIVs               $2.32 billion                    $50,000
                                          44 other accounts(f) $22.72 billion
                Dimitris Bertsimas        4 RICs               $2.18 billion                    Over
                                          6 PIVs               $0.16 billion     4 RICs         $1,000,000
                                          8 other accounts(f)  $0.08 billion
                Jonathan Calvert          2 RICs               $0.12 billion                    $100,001-      (20)        (10)
                                          6 PIVs               $0.16 billion     2 RICs         $500,000
                Gina Mourtnizou           2 RICs               $2.06 billion                    $50,001-
                                          3 other accounts     $0.04 billion                    $100,000

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31

Emerging        Julian A.S. Thompson      1 RIC                $226.0 million
Markets                                   3 other accounts     $212.0 million
                Jules Mort                1 RIC                $226.0 million                     None(l)      (21)        (28)
                                          1 PIV                $1,428.0 million
                                          3 other accounts     $212.0 million

European        Dominic Baker             1 PIV                $105.0 million                     None(l)      (21)        (28)
Equity          Rob Jones                 None

Global          RiverSource Investments:  5 RICs               $5.453 billion    1 RIC - $36 M
Balanced        Nicholas Pifer            6 PIVs               $496.025 million  in assets; 1
                                          15 other accounts(f) $4.202 billion    other account  $1-$10,000      (2)         (4)
                                                                                 - $142 M in
                                                                                 assets
                Threadneedle: Alex Lyle   2 RICs               $1,717.0 million
                                          25 PIVs              $1,602.0 million
                                          2 other accounts     $287.0 million                     None(l)      (21)        (28)
                Threadneedle:             1 RIC                $557.0 million
                Stephen Thornber          1 PIV                $72.0 million
                                          2 other accounts     $93.0 million

Global Bond     Nicholas Pifer            5 RICs               $4.932 billion    1 RIC - $36 M
                                          6 PIVs               $496.025 million  in assets; 1
                                          15 other accounts    $4.202 billion    other account  $1-$10,000      (2)         (4)
                                                                                 - $142 M in
                                                                                 assets

Global Equity   Dominic Rossi             2 RICs               $1,717.0 million
                                          1 other account      $604.5 million
                Stephen Thornber          1 RIC                $122.0 million                     None(l)      (21)        (28)
                                          1 PIV                $72.0 million
                                          2 other accounts     $93.0 million

Global          Nina Hughes               1 PIV                $11.437 million                     None       (2),(3)      (29)
Technology


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105 -- Statement of Additional Information - Jan. 27, 2006

                                                  OTHER ACCOUNTS MANAGED
                                          --------------------------------------
                                                               APPROXIMATE TOTAL  NUMBER OF
                                                                  NET ASSETS     ACCOUNTS AND   OWNERSHIP    POTENTIAL
                                            NUMBER AND TYPE       (excluding       AGGREGATE     OF FUND     CONFLICTS  STRUCTURE OF
    FUND         PORTFOLIO MANAGER            OF ACCOUNT           the fund)       ASSETS(a)      SHARES    OF INTEREST COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
International   ACGIM:                    9 RICs               $7.646 billion
Aggressive      Michael Perelstein        1 PIV                $36.7 million                       None         (9)        (12)
Growth          ACGIM: Keith Creveling    1 other account      $184.2 million
                Columbia WAM:
                P. Zachary Egan           1 RIC                $2.6 billion                        None        (22)        (30)
                Columbia WAM:
                Louis J. Mendes

International   Boston Company:           18 RICs              $7.1 billion
Equity          D. Kirk Henry             9 PIVs               $8.5 billion                        None        (23)        (31)
                Boston Company:           77 other accounts    $16.0 billion
                Clifford A. Smith
                Marisco:                  14 RICs              $4.428 billion                      None        (24)        (32)
                James G. Gendelman        2 other accounts     $143.8 million

International   Alex Lyle                 2 RICs               $1,297.0 million
Opportunity                               25 PIV               $1,602.0 million
                                          2 other accounts     $287.0 million                     None(l)      (21)        (28)
                Dominic Rossi             2 RICs               $1,732.0 million
                                          1 other account      $604.5 million

International   Kevin F. Simms            15 RICs              $6.9 billion
Select Value    Henry S. D'Auria          11 PIVs              $2.7 billion                        None        (25)        (33)
                                          152 other accounts   $18.5 billion

International   Franklin Templeton:       3 RICs               $1.5 billion
Small Cap       Cindy Sweeting            11 PIVs              $4.5 billion
                                          15 other accounts    $1.6 billion
                Franklin Templeton:       4 RICs               $2.2 billion
                Tucker Scott              13 PIVs              $5.3 billion                        None        (26)        (34)
                                          3 other accounts     $0.3 billion
                Franklin Templeton:       1 RIC                $1.0 billion
                Simon Rudolph             11 PIVs              $1.3 billion
                                          4 other accounts     $0.4 billion
                Wellington:               4 RICs               $615.1 million    1 other
                Edward L. Makin           7 PIVs               $1,273.7 million  account -         None        (12)        (15)
                                          17 other accounts    $987.7 million    $47.0 M in
                                                                                 assets

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30

Mid Cap Growth  Duncan J. Evered          2 RICs               $918.82 million                  $100,001 -
                                          2 PIVs               $215.55 million                  $500,000        (2)        (35)
                                          17 other accounts    $616.98 million

Tax-Exempt      David Kerwin              9 RICs               $1.941 billion                   $50,001 -       (2)        (4)
High Income                               13 other accounts    $7.622 billion                   $100,000

Intermediate    David Kerwin              9 RICs               $5.489 billion                   $10,001 -       (2)        (4)
Tax-Exempt                                13 other accounts    $7.622 billion                   $50,000

Tax-Exempt Bond David Kerwin              9 RICs               $4.981 billion                   $10,001 -       (2)        (4)
                                          13 other accounts    $7.622 billion                   $50,000



  *  RIC refers to a Registered Investment Company
 **  PIV refers to a Pooled Investment Vehicle

(a) Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(b) Mr. Bergene has overall accountability for the group that monitors the subadvisers for RiverSource funds and for making recommendations to the Boards of Directors on changes to those subadvisers.
(c) Ms. Keeley, who serves as Senior Vice President, Fixed Income for RiverSource Investments, and Mr. Truscott, who serves as Chief Investment Officer for RiverSource Investments, oversee the portfolio managers who manage other accounts for RiverSource Investments, including the underlying funds in which the Funds-of-Funds invest, and other accounts managed by RiverSource Investments and its affiliates including institutional assets, proprietary assets and hedge funds.

(d) Effective May 30, 2005, John Seabern is the sole portfolio manager of the portion of the fund managed by RSIM.

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106 -- Statement of Additional Information - Jan. 27, 2006

(e)  Includes wrap accounts that are managed as one model.
(f) Reflects each wrap program strategy as a single client, rather than counting each participant in the program as a separate client.
(g)  Primarily managed money/wrap accounts.
(h) Neither Christopher Davis nor Kenneth Feinberg own any shares of Fundamental Value Fund. However, both portfolio managers have over $1 million invested in the Davis Funds, which are managed in a similar style.
(i) Represents the portion of assets for which the portfolio manager has primary responsibility in the accounts indicated. The accounts may contain additional assets under the primary responsibility of other portfolio managers.
(j) Messrs. Murphy, Jackson and Kirby manage the fixed income portion of these 3 RICs.
(k) Mr. Jackson manages $0.21 million of that account, and Mr. Kirby manages $82.58 million of that account.
(l) The fund is available for sale only in the U.S. The portfolio managers do not reside in the U.S. and therefore do not hold any shares of the fund.




POTENTIAL CONFLICTS OF INTEREST

(1) Management of Funds-of-Funds differs from that of the other RiverSource funds. The portfolio management process is set forth generally below and in more detail in the funds' prospectus.

     Management of the portfolios is based on initial asset class guidance provided by the Capital Markets Committee, a group of RiverSource Investments investment professionals, and subsequent allocation determinations by the Asset Allocation Committee and Fund Selection Committee within established guidelines set forth in the prospectus. The Asset Allocation Committee, comprised of portfolio managers Joy, Keeley and Truscott, determines each funds-of-fund's allocation among the three main asset classes (equity, fixed income and cash) and allocation among investment categories within each asset class. The Fund Selection Committee, comprised portfolio managers Bergene, Joy, Keeley and Truscott, determines each funds-of-fund's allocation among the underlying funds. These allocation determinations are reviewed by the Asset Allocation Committee and Fund Selection Committee at least quarterly.

     Because of the structure of the funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds. These potential conflicts of interest include:

    - The portfolio managers of the underlying funds are under the supervision of portfolio managers Keeley and Truscott. Keeley and Truscott may have influence over the management of the underlying funds through their supervision of the underlying funds' portfolio managers and/or through their ability, as part of the Asset Allocation Committee and Fund Selection Committee, to influence the allocation of funds-of-funds assets to or away from the underlying funds.

    - Portfolio managers Joy, Keeley and Truscott also serve as members of the Capital Markets Committee. As described above, the Capital Markets Committee provides initial guidance with respect to asset allocation, and its view may play a significant role in the asset class determinations made by the Asset Allocation Committee and, as a result, in the underlying fund determinations made by the Fund Selection Committee.

(2) RiverSource Investments portfolio managers may manage one or more mutual fund as well as other types of accounts, including proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicles whose fees may be materially greater than the management fees paid by the fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades.

     RiverSource Investments has a fiduciary responsibility to all of the clients for which it manages accounts. RiverSource Investments seeks to provide best execution for all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. RiverSource Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

--------------------------------------------------------------------------------
107 -- Statement of Additional Information - Jan. 27, 2006

(3) The portfolio manager's responsibilities also include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that the portfolio manager manages versus communicating his or her analyses to other portfolio managers concerning securities that he or she follows as an analyst.

(4) Whenever a portfolio manager manages multiple accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of each account and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities among the accounts. In addition, in certain instances, a portfolio manager may take conflicting positions in a particular security. For example, a portfolio manager may sell short a security for one account that another account holds long, or may take a long position in a security for one account that the portfolio manager has sold short for another account. RSIM seeks to identify potential conflicts of interest resulting from a portfolio manager's management of multiple accounts, and has adopted policies and procedures, including a Code of Ethics, designed to address such conflicts. RSIM and each of the portfolio managers attempt to resolve any conflicts in a manner that is generally fair over time to all of its clients. RSIM may give advice and take actions with respect to any of its clients that may differ from advice given or the timing or nature of action taken with respect to any particular account so long as it is RSIM's policy, to the extent practicable, to allocate investment opportunities over time on a fair and equitable basis relative to other accounts. It is RSIM's policy that when the amount of securities of a particular issuer available to RSIM's client accounts in an initial public offering is insufficient to meet the requirements of each account for which a portfolio manager has determined that the purchase of such securities is appropriate, RSIM generally will allocate those securities among those accounts based on the size of each account as of the close of business on the preceding day. It is also RSIM's policy that it may aggregate sale and purchase orders of securities for accounts with similar orders being made simultaneously for other clients if, in RSIM's reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs. In many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts.

(5) As is typical for many money managers, potential conflicts of interest may arise related to (a) Turner's management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, (b) the use of soft dollars and other brokerage practices, (c) the voting of proxies, (d) employee personal securities trading, (e) the side by side management of accounts with performance based fees and (f) accounts with fixed fees, and relating to a variety of other circumstances. In all cases, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.

(6) BB&A is a subadviser and adviser to other accounts whose investment focus may be similar to those of the fund. BB&A currently has the capacity to manage the fund and these other accounts, and the performance of the fund should not be adversely affected. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. BB&A endeavors at all times to manage all accounts in a fair and equitable manner by maintaining policies and procedures relating to allocation and brokerage practices. The Investment Policy Committee plans to manage mutual funds, separate accounts, wrap accounts and subadvised accounts so as not to exceed BB&A's ability to actively and proficiently manage all accounts.

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108 -- Statement of Additional Information - Jan. 27, 2006

(7) The management of the fund and other accounts could result in potential conflicts of interest if the fund and other accounts have different objectives, benchmarks, and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the fund. The portfolio managers and their team manage the fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts. The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS and the fund have adopted Codes of Ethics that govern personal trading but there is no assurance that the Codes will adequately address all such conflicts.

(8) Kenwood is an affiliate of Ameriprise Financial. The potential conflicts, responsibilities, policies and procedures described in paragraph (2) also apply to Kenwood.

(9) Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

     Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

     For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

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     American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

     Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

(10) Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and /or other accounts are presented with the following potential conflicts:

    - The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Advisors seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

    - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Advisors has adopted procedures for allocating portfolio transactions across multiple accounts.

    - With respect to securities transactions for the portfolios, Davis Advisors determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Advisors may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

    - Finally, substantial investment of Davis Advisor or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Advisors has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis Advisors does not receive an incentive based fee on any account.

(11) GSAM's portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

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     GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

     Due to GSAM's internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of sub-advised funds for which they have primary responsibility.

(12) Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The Portfolio Manager generally manages portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the fund. The Portfolio Manager makes investment decisions for the fund based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for the fund may vary from the performance of securities purchased for other portfolios. The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the fund, or make investment decisions that are similar to those made for the fund, both of which have the potential to adversely impact the fund depending on market conditions. For example, the Portfolio Manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

     Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Portfolio Managers who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Portfolio Managers. Although Wellington Management does not track the time a Portfolio Manager spends on a single portfolio, Wellington Management does periodically assess whether a Portfolio Manager has adequate time and resources to effectively manage the Portfolio Manager's various client mandates.

(13) Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

     ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio manager manages many accounts, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only a few accounts.

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      ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts or other accounts managed primarily by other portfolio managers of the GAMCO Asset Management, Inc. (GAMCO) and its affiliates. GAMCO does business under the name Gabelli Asset Management Company.

      PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts, which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of his accounts.

      SELECTION OF BROKER/DEALERS. Because of the portfolio manager's position with Gabelli & Company, Inc., an affiliate of GAMCO that is a registered broker-dealer, and his indirect majority ownership interest in Gabelli & Company, Inc., he may have an incentive to use Gabelli & Company, Inc. to execute portfolio transactions for the Fund even if using Gabelli & Company, Inc. is not in the best interest of the fund.

      VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of GAMCO's management fee or the portfolio manager's compensation differs among accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain funds or accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he has an investment interest, or in which GAMCO or its affiliates have investment interests. In Mr. Gabelli's case, GAMCO's compensation (and expenses) for the Fund are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with nonperformance based accounts. In addition, he has investment interests in several of the funds managed by GAMCO and its affiliates. GAMCO and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for GAMCO and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise.

(14) Conflicts of interest may arise in connection with the investment manager's management of the investments of the relevant fund and the investments of the other accounts. Such conflicts may arise with respect to the allocation of investment opportunities among the relevant fund and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning a fund's transactions to the advantage of other accounts and to the detriment of the relevant. To address potential conflicts of interest that may arise in connection with the investment managers' management of the investments of the relevant fund and the investments of other accounts, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett.

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      In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interest of Lord Abbett's clients including the relevant fund. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any fund transactions through such an entity, a structure that could give rise to additional conflict. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the relevant fund and the investments of other accounts.

(15) The fact that Mr. Kaplan has day-to-day management responsibility for more than one client account may create actual, potential or only apparent conflicts of interest. For example, Mr. Kaplan may have an opportunity to purchase securities of limited availability. In this circumstance, Mr. Kaplan is expected to review each account's investment guidelines, restrictions, tax considerations, cash balances, liquidity needs and other factors to determine the suitability of the investment for each account and to ensure that his managed accounts are treated equitably. Mr. Kaplan may also decide to purchase or sell the same security for multiple managed accounts at approximately the same time. To address any conflicts that this situation may create, Mr. Kaplan will generally combine managed account orders (i.e., enter a "bunched" order) in an effort to obtain best execution or a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts managed by Mr. Kaplan on the same day are executed at different prices or commission rates, the transactions will generally be allocated by Royce to each of such managed accounts at the weighted average execution price and commission. In circumstances where a bunched order is not completely filled, each account will normally receive a pro-rata portion of the securities based upon the account's level of participation in the order. Royce may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account.

(16) Donald Smith & Co., Inc. is very sensitive to conflicts of interest that could possibly arise in its capacity of serving as an investment adviser. It remains committed to resolving any and all conflicts in the best interest of its clients.

      Donald Smith & Co., Inc. is an independent investment advisor with no parent or subsidiary organizations. Additionally, it has no affiliated organizations, brokerage, nor any investment banking activities.

      Clients include mutual funds, public and corporate pension plans, endowments and foundations, and other separate accounts. Donald Smith & Co., Inc. has put in place systems, policies and procedures, which have been designed to maintain fairness in portfolio management across all clients. Potential conflicts between funds or with other types of accounts are managed via allocation policies and procedures, internal review processes, and direct oversight by Donald G. Smith, President.

(17) Portfolio Managers at Franklin Portfolio Associates (FPA) may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by Small Cap Value Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades.

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      FPA has a fiduciary responsibility to all of the clients for which it manages accounts. FPA seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. FPA has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

(18) BHMS's portfolio managers manage one or more mutual funds as well as other types of accounts, such as separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations.

(19) BHMS has a fiduciary responsibility to all of the clients for which it manages accounts. BHMS seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. BHMS has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients. All clients are managed identically whether BHMS receives an asset based fee, a performance based fee or a combination of the two. All client accounts are treated equally as all purchases and sales of securities are aggregated.

(20) RiverSource Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, RiverSource Investments monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm's Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.

      RiverSource Investments has a fiduciary responsibility to all of the clients for which it manages accounts. RiverSource Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. RiverSource Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

(21) Threadneedle Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, the portfolio manager's responsibilities at Threadneedle Investments include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that he/she manages versus communicating his/her analyses to other portfolio managers concerning securities that he/she follows as an analyst.

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      Threadneedle Investments has a fiduciary responsibility to all of the clients for which it manages accounts. Threadneedle Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. Threadneedle Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

(22) Like other investment professionals with multiple clients, a portfolio manager for a fund may face certain potential conflicts of interest in connection with managing both the fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which Columbia WAM believes are faced by investment professionals at most major financial firms. Columbia WAM has adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

      The management of accounts with different advisory fee rates and/or fee structures may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

      - The most attractive investments could be allocated to higher-fee accounts.

      - The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

      - The trading of other accounts could be used to benefit higher-fee accounts (front-running).

      - The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

      Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Columbia WAM's investment professionals do not have the opportunity to invest in client accounts, other than the funds.

      A potential conflict of interest may arise when a fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, Columbia WAM's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

      "Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Columbia WAM has adopted compliance procedures that provide that any transactions between the funds and another Columbia-advised account are to be made at an independent current market price, as required by law.

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      Another potential conflict of interest may arise based on the different investment objectives and strategies of the funds and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

      A fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

      The funds' portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

      Columbia WAM or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of a fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

      The funds' portfolio managers may also face other potential conflicts of interest in managing the funds, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a fund and other accounts. In addition, the funds' portfolio managers may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at Columbia WAM, including the funds' portfolio managers, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by Columbia WAM and the funds, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the funds.

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(23)  INTRODUCTION

      A conflict of interest is generally defined as a single person or entity having two or more interests that are inconsistent. The Boston Company Asset Management, LLC ("The Boston Company") has implemented various policies and procedures that are intended to address the conflicts of interest that may exist or be perceived to exist at The Boston Company.

      These conflicts may include, but are not limited to when a portfolio manager is responsible for the management of more than one account; the potential arises for the portfolio manager to favor one account over another. Generally, the risk of such conflicts of interest could increase if a portfolio manager has a financial incentive to favor one account over another.

      This disclosure statement is not intended to cover all of the conflicts that exist within The Boston Company, but rather to highlight the general categories of conflicts and the associated mitigating controls. Other conflicts are addressed within the policies of The Boston Company. Further, the Chief Compliance Officer of The Boston Company shall maintain a Conflicts Matrix that further defines the conflicts specific to The Boston Company.

      NEW INVESTMENT OPPORTUNITIES

      Potential Conflict: A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation.

      - The Boston Company has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

      COMPENSATION

      Potential Conflict: A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if The Boston Company receives a performance-based advisory fee, the portfolio manager may favor that account, regardless of whether the performance of that account directly determines the portfolio manager's compensation.

      - The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation.

      INVESTMENT OBJECTIVES

      Potential Conflict: Where different accounts managed by the same portfolio manager have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such a trading pattern could potentially disadvantage either account.

      - To mitigate the conflict in this scenario The Boston Company has in places a restriction in the order management system and requires a written explanation from the portfolio manager before determining whether to lift the restriction. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

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      TRADING

      Potential Conflict: A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that make subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

      - When a portfolio manager intends to trade the same security for more than one account, the policies of The Boston Company generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. Some accounts may not be eligible for bunching for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, The Boston Company will place the order in a manner intended to result in as favorable a price as possible for such client.

      PERSONAL INTEREST

      Potential Conflict: A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in a mutual fund that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

      - All accounts with the same or similar investment objectives are part of a trading group. All accounts in a particular trading group are managed and traded identically taking into account client imposed restrictions or cash flows. As a result of this management and trading style an account in a trading group cannot be treated any differently than any other account in that trading group.

      OUTSIDE DIRECTORSHIP

      Potential Conflict: Employees may serve as directors, officers or general partners of certain outside entities after obtaining the appropriate approvals in compliance with the Code of Conduct and Mellon Corporate Policy on Outside Directorships and Offices (CPP-805-I). However, in view of the potential conflicts of interest and the possible liability for The Boston Company, its affiliates and its employees, employees are urged to be cautious when considering serving as directors, officers, or general partners of outside entities.

      - In addition to completing the reporting requirements set forth in the Mellon corporate policies, employees should ensure that their service as an outside director, officer or general partner does not interfere with the discharge of their job responsibilities and must recognize that their primary obligation is to complete their assigned responsibilities at The Boston Company in a timely manner.

      PROXY VOTING

      Potential Conflict: Whenever The Boston Company owns the securities of client or prospective client in fiduciary accounts there is a potential conflict between the interests of the firm and the interests of the beneficiaries of our client accounts.

      - Material conflicts of interest are addressed through the establishment of our parent company's Proxy Committee structure. It applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

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      PERSONAL TRADING

      Potential Conflict: There is an inherent conflict where a portfolio manager manages personal accounts alongside client accounts. Further, there is a conflict where other employees in the firm know of portfolio decisions in advance of trade execution and could potentially use this information to their advantage and to the disadvantage of The Boston Company's clients.

      - Subject to the personal Securities Trading Policy, employees of The Boston Company may buy and sell securities which are recommended to its clients; however, no employee is permitted to do so (a) where such purchase or sale would affect the market price of such securities, or
         (b) in anticipation of the effect of such recommendation on the market price.

      - Consistent with the Securities Trading Policy relating to Investment Employees (which includes all Access Persons), approval will be denied for sales/purchases of securities for which investment transactions are pending and, at minimum, for two business days after transactions for the security were completed for client accounts. Portfolio managers are prohibited from trading in a security for seven days before and after transactions in that security are completed for client accounts managed by that Portfolio Manager.

      SOFT DOLLARS

      Potential Conflict: Use of client commissions to pay for services that benefit The Boston Company and not client accounts.

      - It is the policy of The Boston Company to enter into soft-dollar arrangements in a manner which will ensure the availability of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934 and which will ensure that the firm meets its fiduciary obligations for seeking to obtain best execution for its clients. All soft dollar services are justified in writing by the user specifically noting how the service will assist in the investment decision making process and approved in advance by the Soft Dollar Committee.

      CONSULTANT BUSINESS


      Potential Conflict: Many of our clients retain consulting firms to assist them in selecting investment managers. Some of these consulting firms provide services to both those who hire investment managers (i.e., clients) and to investment management firms. The Boston Company may pay to attend conferences sponsored by consulting firms and/or purchase services from consulting firms where it believes those services will be useful to it in operating its investment management business.


      -  The Boston Company does not pay referral fees to consultants.

      GIFTS

      Potential Conflict: Where investment personnel are offered gifts or entertainment by business associates that assist them in making or executing portfolio decisions or recommendations for client accounts a potential conflict exists.

      The Code of Conduct sets forth broad requirements for accepting gifts and entertainment. The Boston Company's Gift Policy supplements the Code of Conduct and provides further clarification for The Boston Company employees.

      - The Boston Company has established a Gift Policy that supplements the Mellon Code of Conduct. Gifts received with a face value under $100 may be accepted so long as they are not intended to influence. It is imperative that common sense and good judgment be used when accepting gifts in the course of business. For gifts accepted in accordance with the Gift Policy and the Mellon Code of Conduct with a face value over $100, The Boston Company has determined that it is in the best interest of the firm and its employees that any amount over $100 shall be donated to a 501 (c)(3) charitable organization of the employee's choice.

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(24)  Portfolio managers at Marsico typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

      Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is Marsico's policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with these situations, Marsico has adopted policies and procedures for allocating transactions across multiple accounts. Marsico's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico's compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

      As discussed above, Marsico has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts.

      In addition, Marsico monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

(25) As an investment adviser and fiduciary, Alliance Capital owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

      EMPLOYEE PERSONAL TRADING

      Alliance Capital has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance Capital own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance Capital permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance Capital's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance Capital. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

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      MANAGING MULTIPLE ACCOUNTS FOR MULTIPLE CLIENTS

      Alliance Capital has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance Capital's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in the level of assets under management.

      ALLOCATING INVESTMENT OPPORTUNITIES

      Alliance Capital has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance Capital routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

      Alliance Capital's procedures are also designed to prevent potential conflicts of interest that may arise when Alliance Capital has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance Capital could share in investment gains.

      To address these conflicts of interest, Alliance Capital's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

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(26)  CONFLICTS. The management of multiple funds, including the fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

      The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

      Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

      The manager and the fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

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STRUCTURE OF COMPENSATION

(1) The compensation of RiverSource Investments employees consists of (i) a base salary, (ii) an annual cash bonus, and (iii) equity incentive awards in the form of stock options and/or restricted stock. The annual cash bonus is based on management's assessment of the employee's performance relative to individual and business unit goals and objectives which, for portfolio managers Joy, Keeley and Truscott, may be based, in part, on achieving certain investment performance goals and retaining and attracting assets under management, and for portfolio manager Bergene, on developing competitive products, managing existing products, and selecting and monitoring subadvisers for RiverSource funds. In addition, subject to certain vesting requirements, the compensation of portfolio managers Joy, Keeley and Truscott, includes an annual award based on the performance of Ameriprise Financial over rolling three-year periods. RiverSource Investments' portfolio managers are provided with a benefit package including life insurance, health insurance and participation in the company's 401(k) plan comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments' portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

(2) The compensation of RiverSource Investments employees consists of (i) a base salary, and (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program. The portfolio manager's annual bonus is based on (i) the fund's assets, (ii) the fund's short-term and long-term tracking error compared to the benchmark index and (iii) the tracking error of two other index funds managed by the portfolio manager compared to the relevant index. Effective Jan. 1, 2005, the portfolio manager's annual bonus will be based on the foregoing factors as well as the performance of other accounts that he manages. RiverSource Investments' portfolio managers are provided benefits packages including life insurance, health insurance and participation in the company's 401(k) plan comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments' portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

(3) The portfolio manager's compensation as a RiverSource Investments employee consists of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on both mutual fund and institutional portfolio performance. Funding for the bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the Fund, and by the short term (typically one-year) and long-term (typically three year) performance of those accounts in relation to the relevant peer groups. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of each portfolio manager's bonus based on his/her performance as an employee. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in the company's 401(k) plan, comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments' portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

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(4)   The portfolio manager's compensation as a RiverSource Investments employee consists of (i) a base salary, (ii) an annual cash bonus, and (iii) an equity incentive award in the form of stock options and/or restricted stock. An annual bonus is paid from a team bonus pool that is based on both mutual fund and institutional portfolio performance. Funding for the bonus pool is determined by the aggregate market competitive bonus targets for the team of which the portfolio manager is a member and by the short-term (typically one year) and long-term (typically three year) performance of the accounts compared to applicable benchmarks. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of the portfolio manager's bonus based on his/her performance as an employee. RiverSource Investments' portfolio managers are provided with a benefits package including life insurance, health insurance and participation in the company's 401(k) plan comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments' portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

(5) The portfolio manager's compensation as a RiverSource Investments employee consists of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on both mutual fund and institutional portfolio performance. Funding for the bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the Fund, plus a percentage of the assets of the funds they support as research analysts, and by the short-term (typically one year) and long-term (typically three year) performance of those accounts in relation to the relevant peer groups. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of each portfolio manager's bonus based on his performance as an employee. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in company 401(k) plan, comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

(6) RSIM is an employee-owned investment firm. The firm has two separate investment advisory operating divisions, each with separate compensation and profit sharing structures. Each of the firm's portfolio managers is part of the Growth Group or the Value Group. Messrs. Wallace and Seabern are members of the Growth Group (the "Group"). In establishing salaries and bonuses, RSIM considers information regarding industry compensation levels, which is prepared by a leading consulting firm. RSIM sets salary and bonus levels by reference to other investment firms investing in similar categories. In consultation with RSIM's Co-Chief Executive Officers, the leaders of the Group, who include Mr. Wallace, determined all salaries and bonuses for the Group for the fiscal year ended Dec. 31, 2004. Salaries were based on industry standards, as described above. Bonuses within the Group were based on a number of factors, including (1) pre-tax investment performance for each account managed by a portfolio manager against a relevant peer group over one-and three-year periods, with an emphasis on the most recent one-year period, and (2) experience. Assets under management did not directly affect any individual's salary or bonus, although the amount of the Group's assets under management affected the fee revenue attributable to the Group, which in turn affected the maximum amount of money available for the Group's aggregate salaries and bonuses. In addition, the Group's portfolio managers participated in the profits of the Group based on their profit sharing percentages. The Group's leaders, in consultation with RSIM's Co-Chief Executive Officers, set these percentages at the beginning of each year based on a number of factors, including tenure, assets under management, long-term investment performance (compared to appropriate benchmarks), and overall contribution to the Group's investment process. Some of the Group's portfolio managers also have an equity interest in RS Investments and so participate in overall firm profits in addition to Group profits.

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(7)   Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is computed annually based on the one year performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm's profits. Most of the members of the Investment Team and all Portfolio Managers are equity owners of Turner. This compensation and ownership structure provides incentives to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

      The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professional's compensation. The CIO is also responsible for identifying investment professionals who should be considered for equity ownership on an annual basis.

(8) BB&A compensates its investment professionals with salaries, year-end profit sharing, bonuses, account retention commissions, and incentive bonuses based upon account performance. Salaries are competitive with industry standards. Account management commissions are a specific percentage of the account fees paid to the portfolio account manager(s) while the manager and account are still with the firm. Performance bonuses are paid as a specific percentage of the account fees to the portfolio manager(s) when that account's annual returns occur in the top quartile of the returns achieved by other managers having the same investment objective as the subject product.

(9) The compensation received by portfolio managers at UBS includes a base salary and incentive compensation based on their personal performance. UBS's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of the investment professionals with the interests of UBS's clients. Overall compensation can be grouped into four categories: 1) Competitive salary, benchmarked to maintain competitive compensation opportunities; 2) Annual bonus, tied to individual contributions and investment performance; 3) UBS equity awards, promoting company-wide success and employee retention; 4) Partnership Incentive Program (PIP), a phantom-equity-like program for key senior staff. The base salary is used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry. Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. UBS strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns the investment professionals' interests with those of UBS's clients. Senior investment professionals, such as Messrs. Graham and Wabnik, may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS believes that this reinforces the critical importance of creating long-term business value and also serves as an effective retention tool as the equity shares typically vest over a number of years. Broader equity share ownership is encouraged for all employees through "Equity Plus". This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS stock options are given for each share acquired and held for two years. UBS feels this engages its employees as partners in the firm's success, and helps to maximize its integrated business strategy.

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(10)  The portfolio managers' compensation as RiverSource Investments employees consists of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and (iii) equity incentive awards in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on both mutual fund, institutional portfolio and hedge fund performance. Funding for the portion of the bonus pool related to mutual fund and institutional portfolio management is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the Fund, and by the short term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to the relevant peer groups. Funding for the portion of the bonus pool related to hedge fund management is based on a percentage of the hedge fund performance fee. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of each portfolio manager's bonus based on his/her performance as an employee. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in the company's 401(k) plan, comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments' portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

(11) Messrs. Hurwitz and Kelley are both equity owners of Kenwood. Their compensation consists of a salary, plus a pro rata share of the annual net earnings of Kenwood, some of which derives from fees paid by the fund. Messrs. Hurwitz and Kelley are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other employees of Kenwood. Messrs. Hurwitz and Kelley are also eligible for certain benefits that are available to all equity owners of Kenwood.

(12) The compensation of American Century's portfolio managers is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors, such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

      BASE SALARY

      Portfolio managers receive base pay in the form of a fixed annual salary.

      BONUS

      A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

      With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. This is the case for the Small Cap Equity Fund and Discovery Fund. In some cases, the performance of a tracking portfolio is not separately considered. Rather, the performance of the policy portfolio is the key metric. This is the case for the Aggressive Growth Fund.

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      A second factor in the bonus calculation relates to the performance of all
      American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

      A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

      Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. (ACC), the advisor's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the advisor's ability to pay.

      RESTRICTED STOCK PLANS

      Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

      DEFERRED COMPENSATION PLANS

      Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

(13)  Kenneth Feinberg's compensation as a Davis Advisors employee consists of
      (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Advisors' profits, (iii) awards of equity ("Units") in Davis Advisors including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Advisors purchases shares in selected funds managed by Davis Advisors. At the end of specified periods, generally five years following the date of purchase, some, all, or none of the fund shares will be registered in the employee's name based on fund performance after expenses on a pre-tax basis versus the S&P 500 Index and versus peer groups as defined by Morningstar or Lipper. Davis Advisors' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

      Christopher Davis's annual compensation as an employee and general partner of Davis Advisors consists of a base salary. Davis Advisors' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

(14) GSAM and the GSAM Growth team's (the Growth Team) compensation package for its Portfolio Managers is comprised of a base salary and performance bonus. The performance bonus is first and foremost tied to the Growth Team's pre-tax performance for their clients and the Growth Team's total revenues for the past year, which in part is derived from advisory fees and for certain accounts, performance based fees. The Growth Team measures performance on a market cycle basis, which typically measures a three-to-seven year period, rather than being focusing on short-term gains in their strategies or short-term contributions from a Portfolio Manager in any given year.

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      The performance bonus for Portfolio Managers is significantly influenced by the following criteria: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team's performance exceeded performance benchmarks over a market cycle; (3) consistency of performance across accounts with similar profiles; and (4) communication with other Portfolio Managers within the research process. Benchmarks for measuring performance can be either broad-based or narrow-based indices, which will vary based on client expectations. The benchmark for the Fundamental Growth Fund is the Russell 1000 Growth Index.

      The Growth Team also considers each Portfolio Manager's individual performance, his or her contribution to the overall performance of the strategy long term, and his/her ability to work as a member of the Team.

      GSAM and the Growth Team's decision may also be influenced by the following: the performance of GSAM, the profitability of Goldman, Sachs & Co., and anticipated compensation levels among competitor firms.

(15) The fund pays Wellington Management a fee based on the assets under management of the fund as set forth in the Subadvisory Agreement between Wellington Management and Ameriprise Financial, Inc. with respect to the fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the fund.

      Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the investment professional primarily responsible for the day-to-day management of the fund ("portfolio manager") includes a base salary and incentive components. The base salary for the portfolio manager is determined by his experience and performance in his role as portfolio manager. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of the portfolio manager's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees. The portfolio manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the fund managed by the portfolio manager and generally each other portfolio managed by such portfolio manager. Wellington Management applies similar incentive structures to other portfolios managed by the portfolio manager, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by a portfolio manager can, and typically do, represent a significant portion of a portfolio manager's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. Some portfolio managers are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance.

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(16)  Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by GAMCO for managing Select Value Fund. Net revenues are determined by deducting from gross investment management fees paid by the Fund the firm's expenses (other than Mr. Gabelli's compensation) allocable to the Fund. Additionally, he receives similar incentive-based variable compensation for managing other accounts within the firm. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby GAMCO will receive only its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of the fee is based on a percentage of net revenues received by GAMCO for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the GAMCO parent company, Gabelli Asset Management Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Mr. Gabelli receives no base salary, no annual bonus and no stock options.

(17) Lord Abbett compensates its portfolio managers on the basis of salary, bonus and profit sharing plan contributions. Base salaries are assigned at a level that takes into account the portfolio manager's experience, reputation and competitive market rates.

      Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the portfolio manager's investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, the funds' size and cash flows, and similar factors. Investment results are evaluated based on an assessment of the portfolio manager's three- and five year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager's assets under management, the revenues generated by those assets, or the profitability of the portfolio manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment to a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

      Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager's profit-sharing account are based on a percentage of the portfolio manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

(18) Mr. Kaplan receives from Royce a base salary, a performance bonus, a "Partners Pool" participation based primarily on registered investment company and other client account revenues generated by Royce and a benefits package. Mr. Kaplan's compensation is reviewed and may be modified from time to time as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses.

      BASE SALARY - Mr. Kaplan is paid a base salary. In setting the base salary, Royce seeks to be competitive in light of Mr. Kaplan's experience and responsibilities.

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      PERFORMANCE BONUS - Mr. Kaplan receives a quarterly performance bonus that is revenue-based, and therefore in part is based on the value of the accounts' net assets, determined with reference to each of the registered investment company accounts he manages. For Mr. Kaplan, the revenue-based performance bonus applicable to the registered investment company accounts he manages is subject to upward or downward adjustment or elimination based on a combination of 3-year and 5-year risk-adjusted pre-tax returns of such accounts relative to all small-cap objective funds with three years of history tracked by Morningstar and the 5-year absolute returns of such accounts relative to 5-year U.S. Treasury Notes.

      Payment of the performance bonus may be deferred as described below, and any amounts deferred are forfeitable, if a portfolio manager is terminated by Royce with or without cause or resigns. The amount of the deferred performance bonus will appreciate or depreciate during the deferral period, based on the total return performance of one or more Royce registered investment company accounts selected by the portfolio manager at the beginning of the deferral period. The amount deferred will depend on the portfolio manager's total direct, indirect beneficial, and deferred unvested bonus investments in the Royce registered investment company account for which he is receiving portfolio management compensation.

      PARTNERS POOL - Each portfolio manager, as well as other senior firm employees, participates in a quarterly pool relating to Royce's net operating revenues adjusted for some imputed expenses. A portion of this participation may be deferred for three years. The deferred portion is also forfeitable if the portfolio manager is terminated with or without cause or resigns, and appreciates or depreciates during the deferral period based on the total return of a basket of registered investment company accounts managed by Royce.

      BENEFIT PACKAGE - Each portfolio manager also receives benefits standard for all Royce employees, including health care and other insurance benefits, and participation in Royce's 401(k) Plan and Money Purchase Pension Plan. From time to time, on a purely discretionary basis, portfolio managers may also receive options to acquire stock in Royce's parent company, Legg Mason, Inc. Those options typically represent a small portion of a portfolio manager's overall compensation.

(19) GSAM and the GSAM Value Team's (the Value Team) compensation package for its Portfolio Managers is comprised of a base salary and a performance bonus. The performance bonus is a function of each Portfolio Manager's individual performance and his or her contribution to overall team performance. Portfolio Managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team's total revenues for the past year, which in part is derived from advisory fees and for certain accounts, performance based fees. Anticipated compensation levels among competitor firms may also be considered, but is not a principal factor.

      The performance bonus is significantly influenced by a 3-year period of investment performance. The following criteria are considered:

      -  Individual performance (relative, absolute)

      -  Team Performance (relative, absolute)

      -  Consistent performance that aligns with clients' objectives

      -  Achievement of top rankings (relative and competitive)

      The investment performance mentioned above is considered only on a pre-tax basis. As it relates to relative performance, the benchmark for this Fund is the Russell 2000 Value Index. As mentioned above, performance is measured on a 3-year basis.

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(20)  Other Compensation. GSAM offers a number of additional benefits/deferred compensation programs for all Portfolio Managers including (i) a 401(k) program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

      Certain GSAM Portfolio Managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

(21) The compensation for portfolio managers, analysts and traders at Donald Smith consists of a base salary, a partnership interest in the firm's profits, and possibly an additional, discretionary bonus. This discretionary bonus can exceed 100% of the base salary if performance for clients exceeds established benchmarks. The current benchmark utilized is the Russell 2000 Value Index. Additional distribution of firm ownership is a strong motivation for continued employment at Donald Smith & Co., Inc. Administrative personnel are also given a bonus as a function of their contribution and the profitability of the firm.

(22) FPA's portfolio managers are encouraged and expected to work as a team. Compensation is commensurate with their performance and that of the firm. The percentage of compensation derived from base salary, bonus and other incentives varies widely across the firm and is dependent on the area of responsibility and seniority of the employee.

      FPA feels that the salary component of its compensation structure is competitive with other investment managers. All of our investment professionals participate in a deferred compensation arrangement; they receive a share of the firm's profits which are allocated to an account, payable at a future point in time, provided they remain with the firm.

(23) In addition to base salary, all of BHMS's portfolio managers and analysts share in a bonus pool that is distributed semi-annually. The amount of bonus compensation is based on quantitative and qualitative factors. Analysts and portfolio managers are rated on the value that they add to the team-oriented investment process. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst.

      In addition, many BHMS employees, including all portfolio managers and analysts, have equity ownership in the firm through "phantom stock" in BHMS, and participate in a long-term incentive plan with Old Mutual Asset Management (US), an affiliate of BHMS. Also, all partners of the firm receive, on a quarterly basis, a share of the firm's profits, which are, to a great extent, related to the performance of the entire investment team.

(24) The portfolio manager's compensation as a RiverSource Investments employee consists of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on mutual fund, institutional portfolio and hedge fund performance. In addition, where portfolio managers invest in a hedge fund managed by RiverSource Investments, they receive a cash reimbursement for the fees charged on their hedge fund investments. With respect to mutual funds and institutional portfolios, funding for the bonus pool is determined by a percentage of the aggregate assets under management in these accounts managed by the portfolio managers, including the Fund, and by the short-term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to the relevant peer groups. With respect to hedge funds, funding for the bonus pool is a percentage of performance fees earned on the hedge funds managed by the portfolio managers. The percentage of the hedge fund performance fees used to fund the bonus pool is determined annually based on the performance of the mutual funds managed by the portfolio managers. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of each portfolio

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      manager's bonus based on his performance as an employee. RiverSource
      Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in company 401(k) plan, comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

(25) The portfolio manager's compensation as a RiverSource Investments employee consists of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on both mutual fund and institutional portfolio performance. With respect to mutual funds, funding for the bonus pool is determined by a percentage of the aggregate assets under management in mutual funds managed by the portfolio managers, including the Fund, and by the short-term (typically one year) and long-term (typically three year) performance of those accounts in relation to the relevant peer groups and with respect to other accounts, by a percentage of management fees. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of each portfolio manager's bonus based on his performance as an employee. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in company 401(k) plan, comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

(26) The portfolio manager's compensation as a RiverSource Investments employee consists of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on both mutual fund and institutional portfolio performance. With respect to mutual funds, funding for the bonus pool is determined by a percentage of the aggregate assets under management in mutual funds managed by the portfolio managers, including the Fund, plus a percentage of the assets of the funds they support as research analysts and by the short-term (typically one year) and long-term (typically three year) performance of those accounts in relation to the relevant peer groups and with respect to other accounts, by a percentage of management fees. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of each portfolio manager's bonus based on his performance as an employee. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in company 401(k) plan, comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

(27) The portfolio manager's compensation as a RiverSource Investments employee consists of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and (iii) equity incentive awards in the form of stock options and/or restricted stock. The annual bonus is based on mutual fund performance. Funding for the bonus pool is determined by a market competitive bonus target for the portfolio manager and by the short-term (typically one-year) performance of the accounts compared to the relevant peer groups. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of the portfolio manager's bonus based on his/her performance as an employee. RiverSource Investments' portfolio managers are provided with a benefits package including life insurance, health insurance and participation in the company's 401(k) plan comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments' portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

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(28)  The portfolio manager's compensation as a Threadneedle Investments employee consists of (i) a base salary, (ii) an annual cash bonus, and
      (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on both mutual fund and institutional portfolio performance. Funding for the bonus pool is determined by the aggregate market competitive bonus targets for the teams of which the portfolio manager is a member and by the short-term (typically one year) and long-term (typically three year) performance of the accounts compared to applicable benchmarks. Senior management of Threadneedle Investments has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of each portfolio manager's bonus based on his/her performance as an employee. Threadneedle Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company pension plan, comparable to that received by other Threadneedle Investments employees. Depending upon their job level, Threadneedle Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all Threadneedle Investments employees at the same job level.

(29) The portfolio manager's compensation as a RiverSource Investments employee consists of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on mutual fund, institutional portfolio and hedge fund performance. In addition, where portfolio managers invest in a hedge fund managed by RiverSource Investments, they receive a cash reimbursement for the fees charged on their hedge fund investments. With respect to mutual funds and institutional portfolios, funding for the bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio manager, including the Fund, plus a percentage of the assets of the funds she supports as research analyst and by the short-term (typically one year) and long-term (typically three year) performance of those accounts in relation to the relevant peer groups. With respect to hedge funds, funding for the bonus pool is a percentage of performance fees earned on the hedge funds managed by the portfolio manager plus a percentage of performance fees earned on the hedge funds she supports as research analyst. The percentage of the hedge fund performance fees used to fund the bonus pool is determined annually based on the performance of the mutual funds managed by the portfolio managers. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of each portfolio manager's bonus based on his performance as an employee. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in company 401(k) plan, comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

(30) As of October 31, 2005, the portfolio managers receive all of their compensation from Columbia WAM and its parent company. P. Zachary Egan and Louis J. Mendes each received compensation in the form of salary and bonus. In addition, Mr. Egan received a distribution in connection with his association with Columbia WAM prior to its acquisition in September 2000 and Columbia WAM's recent performance. Mr. Mendes also participates in a supplemental pool for Columbia WAM employees that was established in connection with the acquisition of Columbia WAM and is based on Columbia WAM's recent performance. Portfolio manager compensation is variable and is based on both security analysis and portfolio management skill, as reflected through investment performance. Security analysis performance is evaluated based on investment results versus benchmarks of assigned coverage areas, industry and country weighting recommendations, achievement of industry and country weighting change mandates, the attainment of consistency across accounts, the magnitude of assets managed and the number of new investment ideas generated. Portfolio management performance is gauged on the pre-tax total return of each fund as measured against the performance of its benchmark index as well as its Lipper peer group. For portfolio managers that manage multiple funds, the performance of each fund is weighted by asset size so that the performance of a larger fund bears more importance on a portfolio manager's compensation than a smaller fund.

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      Other factors used to determine portfolio manager compensation include the manager's business building efforts and governance and citizenship. The same factors and approach are applied to a portfolio manager's management of a separate account. Further, salary and bonus amounts were also impacted by Columbia WAM's income growth, revenue growth and growth of assets under management. Base salary amounts are determined according to multiple year performance, whereas bonus amounts are determined largely according to the manager's current year performance

      A portion of Mr. Egan's compensation is also based on his responsibilities as the director of international research at Columbia WAM.

(31) The portfolio managers' cash compensation is comprised primarily of a market-based salary and incentive compensation plans (annual and long term incentive). Funding for the TBCAM Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability. Therefore, all bonus awards are based initially on TBCAM's financial performance. The portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). Annual awards are determined by applying multiples to this target award (0-2 times target award represents a portfolio manager's range of opportunity) and are capped at a maximum range of incentive opportunity for the job category. Awards are 100% discretionary and regardless of performance will be subject to pool funding availability. Awards are paid in cash on an annual basis. A significant portion of the target opportunity awarded is based upon the one-year and three-year (weighted more heavily) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate Lipper and Callan peer groups. Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth of the products managed.

      For research analysts and other investment professionals, awards are distributed to the respective product teams (in the aggregate) based upon product performance relative to TBCAM-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

      All portfolio managers and analysts are also eligible to participate in the TBCAM Long Term Incentive Plan. This plan provides for an annual award, payable in cash after a three-year cliff vesting period. The value of the award increases during the vesting period based upon the growth in TBCAM's net income (capped at 20% and with a minimum payout of the Mellon 3 year CD rate).

(32) Marsico's portfolio managers are generally subject to the compensation structure applicable to all Marsico employees. As such, Mr. Gendelman's compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico's overall profitability for the period, and (2) individual achievement and contribution.

      Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from Marsico.

      Although Marsico may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, Marsico seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within Marsico's Investment Team, contributions to Marsico's overall investment performance, discrete securities analysis, and other factors.

      In addition to his salary and bonus, Mr. Gendelman may participate in other Marsico benefits to the same extent and on the same basis as other Marsico employees.

--------------------------------------------------------------------------------
134 -- Statement of Additional Information -- Jan. 27, 2006

(33) Alliance Capital's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals' annual compensation is comprised of the following:


      (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary (determined at the outset of employment based on level of experience), does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

      (ii) Discretionary incentive compensation in the form of an annual cash bonus: Alliance Capital's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, Alliance Capital considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of Alliance Capital. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance Capital also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance Capital's leadership criteria.

      (iii) Discretionary incentive compensation in the form of awards under Alliance Capital's Partners Compensation Plan ("deferred awards"):
            Alliance Capital's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance Capital terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance Capital's clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance Capital also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance Capital's publicly traded equity securities (prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital's Master Limited Partnership Units).

      (iv)  Contributions under Alliance Capital's Profit Sharing/401(k) Plan:
            The contributions are based on Alliance Capital's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance Capital.


--------------------------------------------------------------------------------
135 -- Statement of Additional Information -- Jan. 27, 2006

(34) The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

      BASE SALARY Each portfolio manager is paid a base salary.

      ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

      - INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

      - RESEARCH. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

      - NON-INVESTMENT PERFORMANCE. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

      - RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

      ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

      Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.


(35) The portfolio manager's compensation as a RiverSource Investments employee consists of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool. The bonus pool is determined by a percentage of the aggregate assets under management in accounts managed by the portfolio managers, including the fund, and by the short-term (typically one year) and long-term (typically three years) performance of those accounts in relation to the relevant peer groups. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of each portfolio manager's bonus based on his performance as an employee. RiverSource Investments portfolio managers are provided with a benefit package, including life insurance, health insurance, and participation in company 401(k) plan, comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.


--------------------------------------------------------------------------------
136 -- Statement of Additional Information -- Jan. 27, 2006

ADMINISTRATIVE SERVICES AGREEMENT

Each fund has an Administrative Services Agreement with Ameriprise Financial. Under this agreement, the fund pays Ameriprise Financial for providing administration and accounting services. The fee is calculated as follows:

            TABLE 21. ADMINISTRATIVE SERVICES AGREEMENT FEE SCHEDULE*

                                                             ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
                                         ----------------------------------------------------------------------------------------
                                                            $500,000,001 -  $1,000,000,001 -  $3,000,000,001 -
              FUND                       $0 - 500,000,000    1,000,000,000   3,000,000,000     12,000,000,000   $12,000,000,001 +
---------------------------------------------------------------------------------------------------------------------------------
Discovery                                0.080%             0.075%          0.070%            0.060%            0.050%
Emerging Markets
European Equity
Global Balanced
Global Bond
Global Equity
International Aggressive Growth
International Equity
International Opportunity
International Select Value
International Small Cap
Partners Small Cap Value
Small Cap Advantage
Small Cap Equity
Small Cap Growth
Small Company Index
Strategic Allocation

California Tax-Exempt                    0.070%             0.065%          0.060%            0.050%            0.040%
Core Bond
Diversified Bond
High-Yield Bond
Income Opportunities
Inflation Protected
Insured Tax-Exempt
Intermediate Tax-Exempt
Limited Duration Bond
Massachusetts Tax-Exempt
Michigan Tax-Exempt
Minnesota Tax-Exempt
New York Tax-Exempt
Ohio Tax-Exempt
Selective
Short Duration U.S. Government
Tax-Exempt Bond
Tax-Exempt High Income
U.S. Government Mortgage

--------------------------------------------------------------------------------
137 -- Statement of Additional Information -- Jan. 27, 2006

                                                             ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
                                         ----------------------------------------------------------------------------------------
                                                            $500,000,001 -  $1,000,000,001 -  $3,000,000,001 -
              FUND                       $0 - 500,000,000    1,000,000,000   3,000,000,000     12,000,000,000   $12,000,000,001 +
---------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                        0.060%             0.055%          0.050%            0.040%            0.030%
Balanced
Cash Management
Disciplined Equity
Diversified Equity
Dividend Opportunity
Equity Value
Fundamental Growth
Fundamental Value
Global Technology
Growth
Large Cap Equity
Large Cap Value
Mid Cap Growth
Mid Cap Value
New Dimensions
Precious Metals
Real Estate
S&P 500 Index
Select Value
Stock
Strategy Aggressive
Tax-Exempt Money Market
Value

Portfolio Builder Aggressive             0.020%             0.020%          0.020%            0.020%            0.020%
Portfolio Builder Conservative
Portfolio Builder Moderate
Portfolio Builder Moderate Aggressive
Portfolio Builder Moderate Conservative
Portfolio Builder Total Equity

* Effective Oct. 1, 2005, the funds' Board approved a change to the Administrative Services Agreement fee schedule under the Administrative Services Agreement between Ameriprise Financial and the funds.

--------------------------------------------------------------------------------
138 -- Statement of Additional Information -- Jan. 27, 2006

The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day. Fees paid in each of the last three fiscal periods are shown in the table below. The table also shows the daily rate applied to each fund's net assets as of the last day of the most recent fiscal period. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                          TABLE 22. ADMINISTRATIVE FEES


                                                           ADMINISTRATIVE SERVICES FEES PAID IN        DAILY RATE
                                                         -----------------------------------------     APPLIED TO
                  FUND                                      2005            2004           2003        FUND ASSETS
------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
Portfolio Builder Aggressive                                 13,785(a)         N/A             N/A           0.020
Portfolio Builder Conservative                                5,969(a)         N/A             N/A           0.020
Portfolio Builder Moderate                                   23,460(a)         N/A             N/A           0.020
Portfolio Builder Moderate Aggressive                        28,002(a)         N/A             N/A           0.020
Portfolio Builder Moderate Conservative                      10,779(a)         N/A             N/A           0.020
Portfolio Builder Total Equity                               10,959(a)         N/A             N/A           0.020
Small Company Index                                         784,439        731,549         737,583           0.060
S&P 500 Index                                               319,791        324,551         213,950           0.080

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
Equity Value                                                454,202        451,613         503,915           0.037
Precious Metals                                              51,848         52,769          36,584           0.060
Small Cap Advantage                                         491,869        371,247         295,220           0.054
Small Cap Growth                                            224,042        218,131         162,755           0.080
Strategy Aggressive                                         369,709        441,077         507,375           0.050

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
Aggressive Growth                                            24,630          7,449             254(b)        0.060
Fundamental Growth                                           31,978          6,428             259(b)        0.060
Fundamental Value                                           458,121        271,928         168,023           0.058
High Yield Bond                                           1,219,476      1,227,227       1,034,060           0.046
Select Value                                                427,460        240,301          94,457           0.058
Selective                                                   477,298        598,158         738,688           0.050
Short Duration U.S. Government                              960,018      1,317,413       1,421,675           0.048
Small Cap Equity                                            129,820         88,061          32,020           0.080
Small Cap Value                                             824,914        676,121         470,468           0.071
U.S. Government Mortgage                                    152,145        204,741         166,561           0.050
Value                                                       285,752        228,212         161,752           0.060

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
California Tax-Exempt                                        87,771        100,323         111,565           0.040
Dividend Opportunity                                        406,110        415,515         457,055           0.037
Insured Tax-Exempt                                          166,983        193,412         204,472           0.040
Massachusetts Tax-Exempt                                     30,362         37,526          39,417           0.040
Michigan Tax-Exempt                                          23,283         30,016          33,309           0.040
Minnesota Tax-Exempt                                        163,503        176,718         182,304           0.038
New York Tax-Exempt                                          36,031         43,576          47,766           0.040
Ohio Tax-Exempt                                              24,486         31,477          34,268           0.040
Real Estate                                                  41,449          2,235(c)          N/A           0.050

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
Cash Management                                           1,016,703      1,171,667       1,445,919           0.025
Core Bond                                                    78,241         38,539           2,965(d)        0.050
Disciplined Equity                                           29,441          6,521             939(e)        0.050
Discovery                                                    97,528        106,137          85,805           0.060


--------------------------------------------------------------------------------
139 -- Statement of Additional Information -- Jan. 27, 2006

                                                           ADMINISTRATIVE SERVICES FEES PAID IN        DAILY RATE
                                                         -----------------------------------------     APPLIED TO
                  FUND                                      2005            2004           2003        FUND ASSETS
------------------------------------------------------------------------------------------------------------------
Growth                                                    1,370,094      1,523,915       1,469,076           0.045
Income Opportunities                                        164,038         81,849           3,160(d)        0.050
Inflation Protected Securities                               61,197          6,834(f)          N/A           0.050
Large Cap Equity                                            860,387        212,114          27,560           0.048
Large Cap Value                                              67,667         41,856          11,000           0.050
Limited Duration Bond                                        88,881         53,771           3,184(d)        0.050
New Dimensions                                            4,756,123      5,561,820       5,277,428           0.035

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
Diversified Bond                                          1,259,427      1,460,195       1,674,570           0.046

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
Balanced                                                    524,986        588,644         610,513           0.039
Diversified Equity Income                                 1,216,876        942,358         676,319           0.026
Mid Cap Value                                               385,071        170,293          58,931           0.050
Stock                                                       712,884        789,200         768,983           0.034
Strategic Allocation                                        383,942        390,084         381,033           0.037

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
Emerging Markets                                            351,359        271,857         208,342           0.080
European Equity                                              75,504         78,835          82,084           0.080
Global Balanced                                              70,382         59,047          56,559           0.080
Global Bond                                                 342,324        314,640         311,211           0.079
Global Equity                                               305,907        284,795         304,662           0.079
Global Technology                                           112,326        131,702          93,713           0.060
International Aggressive Growth                             240,889        149,750          94,603           0.080
International Equity                                        127,687         88,536          38,014           0.080
International Opportunity                                   331,818        255,871         239,593           0.080
International Select Value                                  861,655        549,050         284,251           0.075
International Small Cap                                      74,264         46,103          13,092           0.080

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
Intermediate Tax-Exempt                                      64,053         69,058          65,453           0.070
Mid Cap Growth                                            1,023,124      1,056,445         868,316           0.054
Tax-Exempt Bond                                             321,037        323,368         371,126           0.069
Tax-Exempt High Income                                    1,505,060      1,447,459       1,546,469           0.060

                                                            2004            2003            2002
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
Tax-Exempt Money Market                                      45,528         60,388          61,883           0.030



(a) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.
(c) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.
(d) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.
(e) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.
(f) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.


Third parties with which Ameriprise Financial contracts to provide services for the fund or its shareholders may pay a fee to Ameriprise Financial to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the fund.

--------------------------------------------------------------------------------
140 -- Statement of Additional Information -- Jan. 27, 2006

TRANSFER AGENCY AGREEMENT

Each fund has a Transfer Agency Agreement with RiverSource Service Corporation located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. This agreement governs RiverSource Service Corporation's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the fund's shares. Under the agreement, RiverSource Service Corporation will earn a fee from the fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The fee varies depending on the investment category of the fund. For all but Class I shares, the fund will pay on the basis of the relative percentage of net assets of each class of shares, first allocating the base fee (equal to Class Y shares) across share classes, and then allocating the incremental per share class fee, based on the number of shareholder accounts. For Class I shares, the fund allocates the fees based strictly on the number of shareholder accounts. You can find your fund's investment category in Table 1.

                 BALANCED, EQUITY, FUNDS-OF-FUNDS - EQUITY FUNDS

The annual per account fee accrued daily and payable monthly, for the applicable classes is as follows:

     CLASS A   CLASS B   CLASS C   CLASS D   CLASS E   CLASS I   CLASS Y
     -------   -------   -------   -------   -------   -------   -------
     $19.50    $20.50    $20.00    $19.50    $19.50    $1.00     $17.50

   FUNDS-OF-FUNDS - BOND, STATE TAX-EXEMPT BOND, TAXABLE BOND, TAX-EXEMPT BOND
                                      FUNDS

The annual per account fee accrued daily and payable monthly, for the applicable classes is as follows:

               CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
               -------   -------   -------   -------   -------
               $20.50    $21.50    $21.00    $1.00     $18.50

                               MONEY MARKET FUNDS

The annual per account fee accrued daily and payable monthly, for the applicable classes is as follows. The fee for Tax-Exempt Money Market, which does not have separate classes of shares, is the same as that applicable to Class A.

               CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
               -------   -------   -------   -------   -------
               $22.00    $23.00    $22.50    $1.00     $20.00

In addition, an annual closed-account fee of $5.00 per inactive account may be charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system, generally within one year. The fees paid to RiverSource Service Corporation may be changed by the Board without shareholder approval.

DISTRIBUTION AGREEMENT

Ameriprise Financial Services, Inc., located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474, is the funds' principal underwriter. Each fund's shares are offered on a continuous basis. Under a Distribution Agreement, sales charges deducted for distributing fund shares are paid to the Distributor daily. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

--------------------------------------------------------------------------------
141 -- Statement of Additional Information -- Jan. 27, 2006

                   TABLE 23. SALES CHARGES PAID TO DISTRIBUTOR


                                                                                               AMOUNT RETAINED AFTER PAYING
                                              SALES CHARGES PAID TO DISTRIBUTOR               COMMISSIONS AND OTHER EXPENSES
                                         -------------------------------------------      --------------------------------------
                 FUND                        2005            2004            2003            2005          2004          2003
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
Portfolio Builder Aggressive                2,689,735(a)         N/A             N/A       1,129,812(a)        N/A           N/A
Portfolio Builder Conservative                722,689(a)         N/A             N/A         178,650(a)        N/A           N/A
Portfolio Builder Moderate                  3,810,185(a)         N/A             N/A       1,309,727(a)        N/A           N/A
Portfolio Builder Moderate Aggressive       6,114,118(a)         N/A             N/A       2,610,071(a)        N/A           N/A
Portfolio Builder Moderate Conservative     1,603,913(a)         N/A             N/A         530,042(a)        N/A           N/A
Portfolio Builder Total Equity              1,393,255(a)         N/A             N/A         509,719(a)        N/A           N/A
Small Company Index                         1,511,932      1,717,480       2,281,660         554,278       485,006       379,830
S&P 500 Index                                N/A - No            N/A             N/A             N/A           N/A           N/A
                                         sales charge

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
Equity Value                                  740,741        798,502       1,056,778         258,954       212,373       257,505
Precious Metals                               141,256        146,086         116,320          58,658        46,448       (25,993)
Small Cap Advantage                         1,972,996      2,543,371         968,618         774,287       757,410       332,344
Small Cap Growth                              636,221      1,140,014       1,001,802         251,743       371,324       177,635
Strategy Aggressive                           595,175        873,773       1,249,906         241,030       296,244       439,236

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
Aggressive Growth                             166,200        131,508           2,319(b)       72,464        50,690        19,790(b)
Fundamental Growth                            109,110         87,619           5,351(b)       43,395        18,759       (18,864)(b)
Fundamental Value                           2,827,644      2,069,259       1,337,752       1,038,987       633,428       251,037
High Yield Bond                             3,295,433      4,885,301       3,424,299       1,011,136     1,014,719       301,541
Select Value                                1,633,975      2,473,422       1,230,319         582,671       668,150        56,873
Selective                                     602,603      1,034,975       1,444,382         299,174       429,635       232,740
Short Duration U.S. Government              3,842,195      8,055,130      11,561,778       1,629,476     2,236,469    (2,552,775)
Small Cap Equity                              523,687        687,100         317,549         187,706       199,371         9,860
Small Cap Value                             2,787,117      3,415,712       2,827,168       1,053,640     1,093,404       579,029
U.S. Government Mortgage                      631,090      1,414,409       2,218,546         197,759       322,339       585,001
Value                                         836,914      1,098,734         980,177         248,868       257,673       138,732

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
California Tax-Exempt                         218,698        246,897         369,212         111,053        96,481       147,346
Dividend Opportunity                        1,604,180      1,451,779       1,198,206         523,080       537,003       449,037
Insured Tax-Exempt                            312,122        567,873         739,237         104,484       182,980       (34,724)
Massachusetts Tax-Exempt                       98,324        163,094         230,570          44,188        67,903        23,080
Michigan Tax-Exempt                            68,367        108,759         123,009          20,700        48,877         9,420
Minnesota Tax-Exempt                          463,661        645,851         658,737         141,616       225,724        43,189
New York Tax-Exempt                           134,248        155,512         146,838          63,799        65,578        26,914
Ohio Tax-Exempt                                55,404        113,361         155,216           9,152        35,469        15,472
Real Estate                                   556,465        224,344(c)          N/A         223,572        95,933(c)        N/A

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
Cash Management                               994,923      1,556,245       2,570,091         993,250     1,554,374     2,568,224
Core Bond                                     207,266        243,504          61,761(d)       90,811       169,705      (239,213)(d)
Disciplined Equity                            126,376         64,957          15,207(e)       47,059        13,620       (24,103)(e)
Discovery                                      50,012         74,600          82,752          21,278        34,840        40,973
Growth                                      3,540,317      5,194,048       5,319,830       1,430,279     1,979,434     1,703,248
Income Opportunities                          891,368      1,008,513          51,706(d)      201,999       268,488      (266,547)(d)


--------------------------------------------------------------------------------
142 -- Statement of Additional Information -- Jan. 27, 2006

                                                                                               AMOUNT RETAINED AFTER PAYING
                                              SALES CHARGES PAID TO DISTRIBUTOR               COMMISSIONS AND OTHER EXPENSES
                                         -------------------------------------------      --------------------------------------
                 FUND                        2005            2004            2003            2005          2004          2003
--------------------------------------------------------------------------------------------------------------------------------
Inflation Protected Securities                429,879        218,847(f)          N/A          84,033        45,591(f)        N/A
Large Cap Equity                            1,812,939      2,547,239         592,326         723,158       711,343        76,721
Large Cap Value                               196,360        454,971         180,263          71,406       132,559         6,677
Limited Duration Bond                         393,925        423,604          64,991(d)      115,701       178,177      (268,630)(d)
New Dimensions                             12,342,999     18,985,816      20,406,015       5,171,535     6,850,376       454,955

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
Diversified Bond                            3,072,387      3,926,269       5,046,003       1,203,503     1,516,544       722,797

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
Balanced                                      501,366        735,450         750,472         168,698       240,733       228,111
Diversified Equity Income                   9,791,165     10,301,867       3,604,654       2,664,788     2,933,886     1,012,358
Mid Cap Value                               3,098,747      2,377,837         655,293         986,793       837,278       149,937
Stock                                         492,446        831,538         980,709         194,645       329,906       337,309
Strategic Allocation                        1,083,154        989,579         847,194         244,136       316,545       223,952

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
Emerging Markets                              798,990        556,829         243,062      (6,658,875)   (6,660,972)   (2,681,731)
European Equity                               159,444        227,285         212,129          62,330       121,202        42,141
Global Balanced                               172,415        150,501         122,917          49,152        57,629        45,326
Global Bond                                   765,438        956,580       1,009,917         390,806       536,364       537,388
Global Equity                                 778,062        467,198         437,154         211,977       203,564       196,939
Global Technology                             328,770        591,744         543,360          67,485       208,704       150,041
International Aggressive Growth               816,345        796,060         528,748         282,465       360,944       194,832
International Equity                          299,410        456,321         329,351          96,946       175,987        82,777
International Opportunity                     873,855        997,517         274,577         244,843       371,845       104,589
International Select Value                  3,425,153      3,105,887       1,896,607       1,020,350     1,220,539       527,546
International Small Cap                       203,543        324,756          86,270          60,817       115,235        18,806

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
Intermediate Tax-Exempt                       176,349        306,545         611,983          40,451        86,091       100,008
Mid Cap Growth                              1,821,533      3,566,760       4,166,089         635,918     1,373,111     1,046,768
Tax-Exempt Bond                               371,626        495,541         740,644         107,815       197,028       233,789
Tax-Exempt High Income                      2,115,452      3,131,234       4,468,036       2,736,405     1,256,629     1,475,443

                                                 2004           2003            2002            2004          2003          2002
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
Tax-Exempt Money Market                      N/A - No            N/A             N/A             N/A           N/A           N/A
                                         sales charge



(a) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(b) For the period from April 14, 2003 (when shares became publicly available) to May 31, 2003.
(c) For the period from March 4, 2004 (when shares became publicly available to June 30, 2004.
(d) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.
(e) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.
(f) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.


Part of the sales charge may be paid to selling dealers who have agreements with the distributor. The distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

--------------------------------------------------------------------------------
143 -- Statement of Additional Information -- Jan. 27, 2006

SHAREHOLDER SERVICE AGREEMENT

For funds with Class Y shares, the fund pays the distributor a fee for service provided to shareholders by financial advisors and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of average daily net assets for Class Y.

PLAN AND AGREEMENT OF DISTRIBUTION

FOR FUNDS OTHER THAN MONEY MARKET FUNDS

      To help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, each fund approved a Plan of Distribution (Plan) and entered into an agreement under the Plan pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, of the type known as a reimbursement plan, the fund pays a fee up to actual expenses incurred at an annual rate as follows:

      The fee is based on the average daily net assets of the fund attributable to the applicable class:

               CLASS A         CLASS B      CLASS C      CLASS D
               -------         -------      -------      -------
               0.25%           1.00%        1.00%        0.25%

      For Class B and Class C shares, up to 0.75% is reimbursed for distribution expenses. Up to an additional 0.25% is paid to the distributor to compensate the distributor, financial advisors and servicing agents for personal service to shareholders and maintenance of shareholder accounts.

FOR MONEY MARKET FUNDS

      The fee for services is equal on an annual basis to the following percentage of the average daily net assets of the fund attributable to the applicable class. The fee for Tax-Exempt Money Market, which does not have separate classes of shares, is the same as that applicable to Class A.

                               CLASS A      CLASS B
                               -------      -------
                               0.10%        0.85%

      For Class B shares, up to 0.75% is reimbursed for distribution expenses. Up to an additional 0.10% is paid to the distributor to compensate the distributor, financial advisors and servicing agents for personal service to shareholders and maintenance of shareholder accounts.

Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material increase to expenses charged under the Class A plan.

Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of shares; and overhead appropriately allocated to the sale of Class A, Class B, Class C and Class D shares, as applicable. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the RiverSource funds. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.

The Plan must be approved annually by the Board, including a majority of the disinterested Board members, if it is to continue for more than a year. At least quarterly, the Board reviews written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of Board members who are not interested persons of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the distributor. Any agreement related to the Plan will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the Board members, including a majority of the Board members who are not interested persons of the fund and who do

--------------------------------------------------------------------------------
144 -- Statement of Additional Information -- Jan. 27, 2006 not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested Board members is the responsibility of the other disinterested Board members. No Board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement.

For its most recent fiscal period, each fund paid 12b-1 fees as shown in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                              TABLE 24. 12b-1 FEES


                    FUND                              CLASS A       CLASS B      CLASS C     CLASS D
-----------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
Portfolio Builder Aggressive                        $   131,509   $   148,824    $ 14,167         N/A
Portfolio Builder Conservative                           47,394        90,296      18,476         N/A
Portfolio Builder Moderate                              207,226       306,025      37,943         N/A
Portfolio Builder Moderate Aggressive                   269,870       290,686      29,798         N/A
Portfolio Builder Moderate Conservative                  88,986       154,618      28,321         N/A
Portfolio Builder Total Equity                          103,536       123,254      10,069         N/A
Small Company Index                                   1,997,297     4,471,167         N/A         N/A
S&P 500 Index                                               N/A           N/A         N/A    $169,434

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
Equity Value                                          2,181,335     2,942,254      34,607         N/A
Precious Metals                                         162,502       190,923      17,490         N/A
Small Cap Advantage                                   1,548,853     2,477,943     123,637         N/A
Small Cap Growth                                        448,569       839,539      76,227         N/A
Strategy Aggressive                                   1,298,856     1,840,696      21,193         N/A

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
Aggressive Growth                                        53,023        48,357       3,331         N/A
Fundamental Growth                                       41,230        53,576       2,998         N/A
Fundamental Value                                     1,207,593     2,384,944     146,962         N/A
High Yield Bond                                       4,680,366     7,125,474     395,850         N/A
Select Value                                          1,225,074     1,930,026     115,118         N/A
Selective                                             1,638,968     1,516,008      49,992         N/A
Short Duration U.S. Government                        2,696,008     7,653,428     311,601         N/A
Small Cap Equity                                        272,058       431,058      38,537         N/A
Small Cap Value                                       1,851,124     3,558,899     222,997         N/A
U.S. Government Mortgage                                427,918     1,109,871     125,193         N/A
Value                                                   678,394     1,516,583      96,685         N/A

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
California Tax-Exempt                                   483,557       182,416      33,536         N/A
Dividend Opportunity                                  1,852,456     2,836,466     105,158         N/A
Insured Tax-Exempt                                      859,029       502,493      65,596         N/A
Massachusetts Tax-Exempt                                147,943       186,463      14,622         N/A
Michigan Tax-Exempt                                     136,742        59,822      18,779         N/A
Minnesota Tax-Exempt                                    877,625       517,111      92,150         N/A
New York Tax-Exempt                                     196,842       120,762      16,217         N/A
Ohio Tax-Exempt                                         136,871        84,836      21,311         N/A
Real Estate                                              98,379       109,406       6,203         N/A


--------------------------------------------------------------------------------
145 -- Statement of Additional Information -- Jan. 27, 2006

                    FUND                              CLASS A       CLASS B      CLASS C     CLASS D
-----------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
Cash Management                                       3,303,424     1,141,431      20,261         N/A
Core Bond                                               153,743       100,229       4,566         N/A
Disciplined Equity                                       44,025        51,693       1,420         N/A
Discovery                                               366,138       129,934         280         N/A
Growth                                                5,058,973     5,641,889     128,612         N/A
Income Opportunities                                    484,743       713,097      64,944         N/A
Inflation Protected Securities                          151,312       322,955      28,363         N/A
Large Cap Equity                                      2,866,767     5,272,525     101,520         N/A
Large Cap Value                                         183,291       277,867      14,213         N/A
Limited Duration Bond                                   252,631       234,566      19,297         N/A
New Dimensions                                       20,565,923    24,839,333     559,396         N/A

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
Diversified Bond                                      4,534,413     5,752,444     193,278         N/A

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
Balanced                                              2,607,027     1,043,188      30,859         N/A
Diversified Equity Income                             7,657,786    10,740,806     480,884         N/A
Mid Cap Value                                         1,330,390     1,925,014      93,253         N/A
Stock                                                 3,845,677     1,296,503      28,462         N/A
Strategic Allocation                                  2,265,380       972,773      51,964         N/A

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
Emerging Markets                                        615,902       837,876      20,597         N/A
European Equity                                         215,628       357,616      14,910         N/A
Global Balanced                                         157,634       298,401      12,559         N/A
Global Bond                                             955,642     1,383,322      46,223         N/A
Global Equity                                           998,361     1,085,962      16,253         N/A
Global Technology                                       332,148       541,521      36,342         N/A
International Aggressive Growth                         473,135       538,762      31,073         N/A
International Equity                                    251,971       246,890      15,280         N/A
International Opportunity                               988,705       870,310      24,597         N/A
International Select Value                            2,092,138     2,820,781     147,657         N/A
International Small Cap                                 156,292       163,874       7,220         N/A

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
Intermediate Tax-Exempt                                 288,204       202,747      76,645         N/A
Mid Cap Growth                                        3,423,983     3,565,125     128,400         N/A
Tax-Exempt Bond                                       1,609,147       333,246      43,532         N/A
Tax-Exempt High Income                                9,288,829     2,274,999     255,897         N/A

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
Tax-Exempt Money Market                                 143,129           N/A         N/A         N/A


--------------------------------------------------------------------------------
146 -- Statement of Additional Information -- Jan. 27, 2006

CUSTODIAN AGREEMENT

Custody information varies depending on the fund's investment category. You can find your fund's investment category in Table 1.

FOR BALANCED, EQUITY, FUNDS-OF-FUNDS, TAXABLE MONEY MARKET AND TAXABLE BOND FUNDS OTHER THAN DIVERSIFIED BOND, HIGH YIELD BOND AND SELECTIVE: The fund's securities and cash are held by Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

FOR STATE TAX-EXEMPT BOND, TAX-EXEMPT BOND AND TAX-EXEMPT MONEY MARKET FUNDS, AS WELL AS DIVERSIFIED BOND, HIGH YIELD BOND, AND SELECTIVE: The fund's securities and cash are held by U.S. Bank National Association, 180 E. Fifth St., St. Paul, MN 55101-1631, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

FOR ALL FUNDS: The custodian may enter into a sub-custodian agreement with the Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the fund's sub-custodian agreement.

ORGANIZATIONAL INFORMATION

Each fund is an open-end management investment company. The fund's headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of a fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.

VOTING RIGHTS

As a shareholder in a fund, you have voting rights over the fund's management and fundamental policies. You are entitled to vote based on your total dollar interest in the fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of Board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected.

DIVIDEND RIGHTS

Dividends paid by a fund, if any, with respect to each applicable class of shares will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

--------------------------------------------------------------------------------
147 -- Statement of Additional Information -- Jan. 27, 2006

     TABLE 25. FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED RIVERSOURCE FUNDS

                                                                      DATE FIRST
                                                                      OFFERED TO     FORM OF         STATE OF    FISCAL
                    FUND*                       DATE OF ORGANIZATION    PUBLIC    ORGANIZATION     ORGANIZATION YEAR END DIVERSIFIED
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA TAX-EXEMPT TRUST                             4/7/86                   Business Trust(2)    MA         6/30
   California Tax-Exempt Fund                                           8/18/86                                               No

DIMENSIONS SERIES, INC                            2/20/68, 6/13/86(1)             Corporation       NV/MN        7/31
   New Dimensions Fund                                                  8/1/68                                                Yes

DISCOVERY SERIES, INC.                            4/29/81, 6/13/86(1)             Corporation       NV/MN        7/31
   Core Bond Fund                                                       6/19/03                                               Yes
   Discovery Fund                                                       8/24/81                                               Yes
   Income Opportunities Fund                                            6/19/03                                               Yes
   Inflation Protected Securities Fund                                  3/4/04                                                No
   Limited Duration Bond Fund                                           6/19/03                                               Yes

EQUITY SERIES, INC.                               3/18/57, 6/13/86(1)             Corporation       NV/MN        11/30
   Mid Cap Growth Fund(7)                                               6/4/57                                                Yes

FIXED INCOME SERIES, INC.                         6/27/74, 6/31/86(1)             Corporation       NV/MN        8/31
   Diversified Bond Fund(3)                                             10/3/74                                               Yes

GLOBAL SERIES, INC.                                    10/28/88                   Corporation         MN         10/31
   Emerging Markets Fund(6)                                            11/13/96                                               Yes
   Global Balanced Fund(6)                                             11/13/96                                               Yes
   Global Bond Fund                                                     3/20/89                                               No
   Global Equity Fund(4),(6)                                            5/29/90                                               Yes
   Global Technology Fund                                              11/13/96                                               No

GOVERNMENT INCOME SERIES, INC.                          3/12/85                   Corporation         MN         5/31
   Short Duration U.S. Government Fund(3)                               8/19/85                                               Yes
   U.S. Government Mortgage Fund                                        2/14/02                                               Yes

GROWTH SERIES, INC.                               5/21/70, 6/13/86(1)             Corporation       NV/MN        7/31
   Disciplined Equity Fund(7)                                           4/24/03                                               Yes
   Growth Fund                                                          3/1/72                                                Yes
   Large Cap Equity Fund                                                3/28/02                                               Yes
   Large Cap Value Fund                                                 6/27/02                                               Yes

HIGH YIELD INCOME SERIES, INC.                          8/17/83                   Corporation         MN         5/31
   High Yield Bond Fund(3)                                              12/8/83                                               Yes

HIGH YIELD TAX-EXEMPT SERIES, INC.               12/21/78; 6/13/86(1)             Corporation       NV/MN        11/30
   Tax-Exempt High Income Fund(7)                                       5/7/79                                                Yes

INCOME SERIES, INC.                               2/10/45; 6/13/86(1)             Corporation       NV/MN        5/31
   Selective Fund                                                       4/6/45                                                Yes

INTERNATIONAL SERIES, INC.                              7/18/84                   Corporation         MN         10/31
   European Equity Fund(6)                                              6/26/00                                               Yes
   International Opportunity Fund(6), (7)                              11/15/84                                               Yes

INVESTMENT SERIES, INC.                           1/18/40; 6/13/86(1)             Corporation       NV/MN        9/30
   Balanced Fund(7)                                                     4/16/40                                               Yes
   Diversified Equity Income Fund                                      10/15/90                                               Yes
   Mid Cap Value Fund                                                   2/14/02                                               Yes

--------------------------------------------------------------------------------
148 -- Statement of Additional Information -- Jan. 27, 2006

                                                                      DATE FIRST
                                                                      OFFERED TO     FORM OF         STATE OF    FISCAL
                    FUND*                       DATE OF ORGANIZATION    PUBLIC    ORGANIZATION     ORGANIZATION YEAR END DIVERSIFIED
------------------------------------------------------------------------------------------------------------------------------------
MANAGED SERIES, INC.                                   10/9/84                    Corporation         MN         9/30
   Strategic Allocation Fund(7)                                         1/23/85                                               Yes

MARKET ADVANTAGE SERIES, INC.                          8/25/89                    Corporation         MN         1/31
   Portfolio Builder Conservative Fund                                  3/4/04                                                No
   Portfolio Builder Moderate Conservative Fund                         3/4/04                                                No
   Portfolio Builder Moderate Fund                                      3/4/04                                                No
   Portfolio Builder Moderate Aggressive Fund                           3/4/04                                                No
   Portfolio Builder Aggressive Fund                                    3/4/04                                                No
   Portfolio Builder Total Equity Fund                                  3/4/04                                                No
   S&P 500 Index Fund                                                  10/25/99                                               Yes
   Small Company Index Fund                                             8/19/96                                               Yes

MONEY MARKET SERIES, INC.                         8/22/75; 6/13/86(1)             Corporation       NV/MN        7/31
   Cash Management Fund                                                 10/6/75                                               Yes

PARTNERS SERIES, INC.                                   3/20/01                   Corporation         MN         5/31
   Aggressive Growth Fund                                               4/24/03                                               Yes
   Fundamental Growth Fund(7)                                           4/24/03                                               Yes
   Fundamental Value Fund                                               6/18/01                                               Yes
   Select Value Fund                                                    3/8/02                                                Yes
   Small Cap Equity Fund(7)                                             3/8/02                                                Yes
   Small Cap Value Fund                                                 6/18/01                                               Yes
   Value Fund                                                           6/18/01                                               Yes

PARTNERS INTERNATIONAL SERIES, INC.                     5/9/01                    Corporation         MN         10/31
   International Aggressive Growth Fund                                 9/28/01                                               Yes
   International Equity Fund(7)                                         10/3/02                                               Yes
   International Select Value Fund                                      9/28/01                                               Yes
   International Small Cap Fund                                         10/3/02                                               Yes

SECTOR SERIES, INC.                                     3/25/88                   Corporation         MN         6/30
   Dividend Opportunity Fund(5)                                         8/1/88                                                Yes
   Real Estate Fund                                                     3/4/04                                                No

SELECTED SERIES, INC.                                   10/5/84                   Corporation         MN         3/31
   Precious Metals Fund                                                 4/22/86                                               No

SPECIAL TAX-EXEMPT SERIES TRUST                         4/7/86                   Business Trust(2)    MA         6/30
   Insured Tax-Exempt Fund                                              8/18/86                                               Yes
   Massachusetts Tax-Exempt Fund                                        7/2/87                                                No
   Michigan Tax-Exempt Fund                                             7/2/87                                                No
   Minnesota Tax-Exempt Fund                                            8/18/86                                               No
   New York Tax-Exempt Fund                                             8/18/86                                               No
   Ohio Tax-Exempt Fund                                                 7/2/87                                                No

STOCK SERIES, INC.                                2/10/45, 6/13/86(1)             Corporation       NV/MN        9/30
   Stock Fund                                                           4/6/45                                                Yes
                                                       1/24/84                    Corporation         MN         3/31

--------------------------------------------------------------------------------
149 -- Statement of Additional Information -- Jan. 27, 2006

                                                                      DATE FIRST
                                                                      OFFERED TO     FORM OF         STATE OF    FISCAL
                    FUND*                       DATE OF ORGANIZATION    PUBLIC    ORGANIZATION     ORGANIZATION YEAR END DIVERSIFIED
------------------------------------------------------------------------------------------------------------------------------------
STRATEGY SERIES, INC.
   Equity Value Fund                                                    5/14/84                                               Yes
   Small Cap Growth Fund                                                1/24/01                                               Yes
   Small Cap Advantage Fund                                             5/4/99                                                Yes
   Strategy Aggressive Fund                                             5/14/84                                               Yes

TAX-EXEMPT SERIES, INC.                           9/30/76, 6/13/86(1)             Corporation       NV/MN        11/30
   Intermediate Tax-Exempt Fund                                        11/13/96                                               Yes
   Tax-Exempt Bond Fund                                                11/24/76                                               Yes

TAX-FREE MONEY SERIES, INC.                       2/29/80, 6/13/86(1)             Corporation       NV/MN        12/31
   Tax-Exempt Money Market Fund(7)                                      8/5/80                                                Yes
*     Effective Oct. 1, 2005 American Express Funds changed its name to
      RiverSource funds and the names Threadneedle and Partners were removed from fund names.

(1)   Date merged into a Minnesota corporation incorporated on April 7, 1986.
(2) Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.
(3) Effective June 27, 2003, Bond Fund changed its name to Diversified Bond Fund, Federal Income Fund changed its name to Short Duration U.S. Government Fund and Extra Income Fund changed its name to High Yield Bond Fund.
(4) Effective Oct. 20, 2003, Global Growth Fund changed its name to Global Equity Fund.
(5) Effective Feb. 18, 2004, Utilities Fund changed its name to Dividend Opportunity Fund.
(6) Effective July 9, 2004, Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund, European Equity Fund changed its name to Threadneedle European Equity Fund, Global Balanced Fund changed its name to Threadneedle Global Balanced Fund, Global Equity Fund changed its name to Threadneedle Global Equity Fund, and International Fund changed its name to Threadneedle International Fund.
(7) Effective Oct. 1, 2005, Equity Select Fund changed its name to Mid Cap Growth Fund, High Yield Tax-Exempt Fund changed its name to Tax-Exempt High Income Fund, Managed Allocation Fund changed its name to Strategic Allocation Fund, Mutual changed its name to Balanced Fund, Partners Growth Fund changed its name to Fundamental Growth Fund, Partners International Core Fund changed its name to International Equity Fund, Partners Small Cap Core Fund changed its name to Small Cap Equity Fund, Quantitative Large Cap Equity Fund changed its name to Disciplined Equity Fund, Tax-Free Money Fund changed its name to Tax-Exempt Money Market Fund, and Threadneedle International Fund changed its name to International Opportunity Fund.

--------------------------------------------------------------------------------
150 -- Statement of Additional Information -- Jan. 27, 2006

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees a fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.


The following is a list of each fund's Board members. Each member oversees 4 Master Trust portfolios and 90 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.


                             TABLE 26. BOARD MEMBERS

INDEPENDENT BOARD MEMBERS


                           POSITION HELD WITH
                            FUNDS AND LENGTH       PRINCIPAL OCCUPATION                                     COMMITTEE
    NAME, ADDRESS, AGE         OF SERVICE         DURING PAST FIVE YEARS        OTHER DIRECTORSHIPS        MEMBERSHIPS
--------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz               Board member      Chief Justice, Minnesota                              Joint Audit,
901 S. Marquette Ave.        since 2006        Supreme Court, 1998-2005                              Investment Review
Minneapolis, MN 55402
Age 51

Arne H. Carlson              Board member      Chair, Board Services                                 Contracts, Executive,
901 S. Marquette Ave.        since 1999        Corporation (provides                                 Investment Review,
Minneapolis, MN 55402                          administrative services to                            Board Effectiveness
Age 71                                         boards); former Governor of
                                               Minnesota

Patricia M. Flynn            Board member      Trustee Professor of                                  Contracts,
901 S. Marquette Ave.        since 2004        Economics and Management,                             Investment Review
Minneapolis, MN 55402                          Bentley College; former
Age 55                                         Dean, McCallum Graduate
                                               School of Business, Bentley
                                               College

Anne P. Jones                Board member      Attorney and Consultant                               Joint Audit,
901 S. Marquette Ave.        since 1985                                                              Board Effectiveness,
Minneapolis, MN 55402                                                                                Executive,
Age 70                                                                                               Investment Review

Jeffrey Laikind              Board member      Former Managing Director,     American Progressive    Board Effectiveness,
901 S. Marquette Ave.        since 2005        Shikiar Asset Management      Insurance               Joint Audit,
Minneapolis, MN 55402                                                                                Investment Review
Age 70

Stephen R. Lewis, Jr.        Board member      President Emeritus and        Valmont Industries,     Contracts,
901 S. Marquette Ave.        since 2002        Professor of Economics,       Inc. (manufactures      Investment Review,
Minneapolis, MN 55402                          Carleton College              irrigation systems)     Executive,
Age 65                                                                                               Board Effectiveness

Catherine James Paglia       Board member      Director, Enterprise Asset    Strategic               Contracts,
901 S. Marquette Ave.        since 2004        Management, Inc. (private     Distribution, Inc.      Executive,
Minneapolis, MN 55402                          real estate and asset         (transportation,        Investment Review
Age 53                                         management company)           distribution and
                                                                             logistics
                                                                             consultants)

Alan K. Simpson              Board member      Former three-term                                     Investment Review,
1201 Sunshine Ave.           since 1997        United States Senator for                             Joint Audit, Board
Cody, WY 82414                                 Wyoming                                               Effectiveness,
Age 74                                                                                               Executive

Alison Taunton-Rigby         Board member      Chief Executive Officer,      Hybridon, Inc.          Investment Review,
901 S. Marquette Ave.        since 2002        RiboNovix, Inc. since 2003    (biotechnology);        Contracts
Minneapolis, MN 55402                          (biotechnology); former       American Healthways,
Age 61                                         President, Forester Biotech   Inc. (health
                                                                             management programs)


--------------------------------------------------------------------------------
151 -- Statement of Additional Information -- Jan. 27, 2006

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*



                                     POSITION HELD
                                    WITH FUNDS AND     PRINCIPAL OCCUPATION DURING PAST      OTHER          COMMITTEE
    NAME, ADDRESS, AGE             LENGTH OF SERVICE               FIVE YEARS             DIRECTORSHIPS    MEMBERSHIPS
----------------------------------------------------------------------------------------------------------------------
William F. Truscott                Board member       President - U.S. Asset Management                    Investment
53600 Ameriprise Financial Center  since 2001,        and Chief Investment Officer,                        Review
Minneapolis, MN 55474              Vice President     Ameriprise Financial, Inc. and
Age 45                             since 2002         President, Chairman of the Board
                                                      and Chief Investment Officer,
                                                      RiverSource Investments, LLC since
                                                      2005; Senior Vice President -
                                                      Chief Investment Officer,
                                                      Ameriprise Financial, Inc. and
                                                      Chairman of the Board and Chief
                                                      Investment Officer, RiverSource
                                                      Investments, LLC, 2001-2005;
                                                      former Chief Investment Officer
                                                      and Managing Director, Zurich
                                                      Scudder Investments



* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.


The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the fund's other officers are:

                             TABLE 27. FUND OFFICERS


                                    POSITION HELD
                                    WITH FUNDS AND           PRINCIPAL OCCUPATION              OTHER        COMMITTEE
      NAME, ADDRESS, AGE           LENGTH OF SERVICE        DURING PAST FIVE YEARS         DIRECTORSHIPS   MEMBERSHIPS
----------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox                     Treasurer          Vice President - Investment
105 Ameriprise Financial Center    since 2002         Accounting, Ameriprise Financial,
Minneapolis, MN 55474                                 Inc., since 2002; Vice President -
Age 50                                                Finance, American Express Company,
                                                      2000-2002; Vice President -
                                                      Corporate Controller, Ameriprise
                                                      Financial, Inc., 1996-2000

Paula R. Meyer                     President          Senior Vice President - Mutual
596 Ameriprise Financial Center    since 2002         Funds, Ameriprise Financial, Inc.
Minneapolis, MN 55474                                 since 2002 and Senior Vice
Age 51                                                President, RiverSource
                                                      Investments, LLC since 2004; Vice
                                                      President and Managing Director -
                                                      American Express Funds, Ameriprise
                                                      Financial, Inc. 2000-2002; Vice
                                                      President, Ameriprise Financial,
                                                      Inc. 1998-2000

Leslie L. Ogg                      Vice President,    President of Board Services
901 S. Marquette Ave.              General            Corporation
Minneapolis, MN 55402              Counsel, and
Age 67                             Secretary
                                   since 1978

Beth E. Weimer                     Chief              Vice President and Chief
172 Ameriprise Financial Center    Compliance         Compliance Officer, Ameriprise
Minneapolis, MN 55474              Officer since      Financial, Inc. since 2001 and
Age 53                             2004               Chief Compliance Officer,
                                                      RiverSource Investments, LLC since
                                                      2005; Vice President and Chief
                                                      Compliance Officer - Asset
                                                      Management and Insurance,
                                                      Ameriprise Financial Services,
                                                      Inc. since 2001; Partner, Arthur
                                                      Andersen Regulatory Risk Services,
                                                      1998-2001


--------------------------------------------------------------------------------
152 -- Statement of Additional Information -- Jan. 27, 2006

RESPONSIBILITIES OF BOARD WITH RESPECT TO FUND MANAGEMENT

The Board initially approves an Investment Management Services Agreement and other contracts with RiverSource Investments and its affiliates, its subsidiaries, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the Board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and RiverSource Investments' profitability in order to determine whether to continue existing contracts or negotiate new contracts.

SEVERAL COMMITTEES FACILITATE ITS WORK

Executive Committee -- Acts for the Board between meetings of the Board.

Joint Audit Committee -- Meets with the independent public accountant, internal auditors and corporate officers to review financial statements, reports, and compliance matters. Reports significant issues to the Board and makes recommendations to the independent directors regarding the selection of the independent public accountant.

Investment Review Committee -- Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

Board Effectiveness Committee -- Recommends to the Board the size, structure and composition for the Board; the compensation to be paid to members of the Board; and a process for evaluating the Board's performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vita and be mailed to the Chairman of the Board, RiverSource Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268.

Contracts Committee -- Receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process.

This table shows the number of times the committees met during each fund's most recent fiscal period. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                          TABLE 28. COMMITTEE MEETINGS


                                                                            INVESTMENT      BOARD
                                                  EXECUTIVE   JOINT AUDIT    REVIEW     EFFECTIVENESS   CONTRACTS
                FISCAL PERIOD                     COMMITTEE    COMMITTEE    COMMITTEE    COMMITTEE      COMMITTEE
-----------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending January 31        1           4             4            5              5
For funds with fiscal period ending March 31          1           4             3            5              5
For funds with fiscal period ending May 31            1           4             4            5              5
For funds with fiscal period ending June 30           1           4             3            5              6
For funds with fiscal period ending July 31           1           4             4            5              6
For funds with fiscal period ending August 31         1           4             4            5              6
For funds with fiscal period ending September 30      2           4             5            6              7
For funds with fiscal period ending October 31        2           4             4            5              7
For funds with fiscal period ending November 30       2           4             5            4              7
For funds with fiscal period ending December 31       1           4             4            3              7


--------------------------------------------------------------------------------
153 -- Statement of Additional Information -- Jan. 27, 2006

BOARD MEMBER HOLDINGS

The following tables show the Board members' ownership of the funds.

ALL FUNDS. This table shows the dollar range of equity securities beneficially owned on Dec. 31, 2004 of all funds overseen by the Board member.

                  TABLE 29. BOARD MEMBER HOLDINGS* - ALL FUNDS

BASED ON NET ASSET VALUES AS OF DEC. 31, 2004


                                 AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES OF
     BOARD MEMBER                      ALL FUNDS OVERSEEN BY BOARD MEMBER
-------------------------------------------------------------------------------
Arne H. Carlson                                    Over $100,000
Patricia M. Flynn                                  $10,001 - $50,000
Anne P. Jones                                      Over $100,000
Stephen R. Lewis, Jr.**                            $10,001 - $50,000
Catherine James Paglia                             None
Alan K. Simpson                                    $50,001 -  $100,000
Alison Taunton-Rigby                               Over $100,000
William F. Truscott                                Over $100,000



 * Mr. Laikind was not a Board member prior to Dec. 31, 2004 and therefore is not included in the table.
** One independent director has deferred compensation invested in share equivalents: As of Dec. 31, 2004, Stephen R. Lewis, Jr. owned $50,001-$100,000.


HOLDINGS IN EACH INDIVIDUAL FUND. This table shows the dollar range of equity securities beneficially owned on Dec. 31, 2004 of each fund.

               TABLE 30. BOARD MEMBER HOLDINGS* - INDIVIDUAL FUNDS

BASED ON NET ASSET VALUES AS OF DEC. 31, 2004


                                                   DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
                           ---------------------------------------------------------------------------------------------
                                                                                                    TAUNTON-
          FUND              CARLSON      FLYNN       JONES       LEWIS       PAGLIA      SIMPSON      RIGBY    TRUSCOTT
------------------------------------------------------------------------------------------------------------------------
Aggressive Growth          None        None        None        None        None        None        None        None

Balanced                   None        None        None        None        None        None        None        $50,001-
                                                                                                               $100,000

California Tax-Exempt      None        None        None        None        None        None        None        None

Cash Management            $10,001-    None        None        None        None        $1-10,000   None        None
                           $50,000

Core Bond                  None        None        None        None        None        None        None        None

Disciplined Equity         $10,001-    None        None        None        None        None        None        $10,001-
                           $50,000                                                                             $50,000

Discovery                  None        None        None        None        None        None        None        None

Diversified Bond           None        None        $10,001-    None        None        None        None        $10,001-
                                                   $50,000                                                     $50,000

Diversified                None        None        None        $10,001-    None        None        $10,001-    None
Equity Income                                                  $50,000                             $50,000
                                                                   C

Dividend Opportunity       $10,001-    None        None        None        None        None        None        Over
                           $50,000                                                                             $100,000

Emerging Markets           None        None        None        None        None        None        None        $10,001-
                                                                                                               $50,000

Equity Value               None        None        None        None        None        None        None        None


--------------------------------------------------------------------------------
154 -- Statement of Additional Information - Jan. 27, 2006

                                                   DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
                           ---------------------------------------------------------------------------------------------
                                                                                                    TAUNTON-
          FUND              CARLSON      FLYNN       JONES       LEWIS       PAGLIA      SIMPSON      RIGBY    TRUSCOTT
------------------------------------------------------------------------------------------------------------------------
European Equity            None        None        None        None        None        None        None        None

Fundamental Growth         None        None        None        None        None        None        None        None

Fundamental Value          $10,001-    None        None        None        None        None        None        None
                           $50,000

Global Balanced            None        None        None        None        None        None        None        None

Global Bond                None        None        $50,001-    None        None        None        None        None
                                                   $100,000

Global Equity              None        None        None        None        None        None        None        None

Global Technology          None        None        None        None        None        None        $10,001-    $10,001-
                                                                                                   $50,000     $50,000

Growth                     None        None        $10,001-    None        None        None        $10,001-    $50,001-
                                                   $50,000                                         $50,000     $100,000

High Yield Bond            None        None        Over        None        None        None        None        Over
                                                   $100,000                                                    $100,000

Income Opportunities       None        None        None        None        None        None        None        $10,001-
                                                                                                               $50,000

Inflation Protected        None        None        None        None        None        None        None        None
Securities

Insured Tax-Exempt         None        None        None        None        None        None        None        None

Intermediate               None        None        None        None        None        None        None        $50,001-
Tax-Exempt                                                                                                     $100,000

International              None        None        None        None        None        None        None        None
Aggressive Growth

International Equity       None        None        None        None        None        None        None        None

International Opportunity  None        None        None        None        None        $10,001-    None        Over
                                                                                       $50,000                 $100,000

International              None        None        None        None        None        None        None        None
Select Value

International Small Cap    None        None        None        None        None        None        None        None

Large Cap Equity           None        None        None        None        None        None        $10,001-    Over
                                                                                                   $50,000     $100,000

Large Cap Value            None        None        None        None        None        None        $10,001-    $50,001-
                                                                                                   $50,000     $100,000

Limited Duration Bond      None        None        None        None        None        None        None        None

Massachusetts              None        None        None        None        None        None        None        Over
Tax-Exempt                                                                                                     $100,000

Michigan Tax-Exempt        None        None        None        None        None        None        None        None

Mid Cap Growth             None        None        None        $10,001-    None        None        None        $50,001-
                                                               $50,000                                         $100,000

Mid Cap Value              None        None        None        None        None        None        None        $10,001-
                                                                                                               $50,000

Minnesota Tax-Exempt       None        None        None        None        None        None        None        None

New Dimensions             None        None        Over        None        None        None        None        None
                                                   $100,000

New York Tax-Exempt        None        None        None        None        None        None        None        None

Ohio Tax-Exempt            None        None        None        None        None        None        None        None

Portfolio Builder          None        None        None        None        None        None        None        None
Aggressive


--------------------------------------------------------------------------------
155 -- Statement of Additional Information - Jan. 27, 2006

                                                   DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
                           ---------------------------------------------------------------------------------------------
                                                                                                    TAUNTON-
          FUND              CARLSON      FLYNN       JONES       LEWIS       PAGLIA      SIMPSON      RIGBY    TRUSCOTT
------------------------------------------------------------------------------------------------------------------------
Portfolio Builder          None        None        None        None        None        None        None        None
Conservative

Portfolio Builder          None        None        None        None        None        None        None        None
Moderate

Portfolio Builder          None        None        None        None        None        None        None        None
Moderate Aggressive

Portfolio Builder          None        None        None        None        None        None        None        None
Moderate Conservative

Portfolio Builder          None        None        None        None        None        None        None        None
Total Equity

Precious Metals            None        None        None        None        None        None        None        None

Real Estate                None        None        None        None        None        None        None        $50,001-
                                                                                                               $100,000

S&P 500 Index              None        None        None        None        None        None        None        None

Select Value               $10,001-    None        None        None        None        None        None        None
                           $50,000

Selective                  None        None        $10,001-    None        None        None        None        None
                                                   $50,000

Short Duration             None        None        Over        None        None        None        None        None
U.S. Government                                    $100,000

Small Cap Advantage        None        None        None        None        None        None        None        None

Small Cap Equity           None        None        None        None        None        None        None        None

Small Cap Growth           None        None        None        None        None        None        None        None

Small Cap Value            None        None        None        None        None        None        None        None

Small Company Index        None        None        Over        None        None        None        None        None
                                                   $100,000

Stock                      None        None        None        None        None        None        None        None

Strategic Allocation       $50,001-    $10,001-    None        None        None        None        None        $10,001-
                           $100,000    $50,000                                                                 $50,000

Strategy Aggressive        None        None        None        None        None        None        None        None

Tax-Exempt Bond            None        None        $10,001-    None        None        None        None        None
                                                   $50,000

Tax-Exempt                 None        None        None        None        None        None        None        $50,001-
High Income                                                                                                    $100,000

Tax-Exempt                 None        None        None        None        None        None        None        None
Money Market

U.S. Government Mortgage   None        None        None        None        None        None        None        None

Value                      None        None        None        None        None        None        None        None


* Mr. Laikind was not a Board member prior to Dec. 31, 2004 and therefore is not included in the table.

Deferred compensation invested in share equivalents:


A. Lewis   International Opportunity     $10,001-$50,000
           Diversified Equity Income    $50,001-$100,000
           Emerging Markets              $10,001-$50,000


As of 30 days prior to the date of this SAI, the Board members and officers as a group owned less than 1% of the outstanding shares of any class of any fund.

--------------------------------------------------------------------------------
156 -- Statement of Additional Information - Jan. 27, 2006

COMPENSATION OF BOARD MEMBERS

TOTAL COMPENSATION. The following table shows the total compensation paid to independent Board members from all the funds in the last fiscal period.

                 TABLE 31. BOARD MEMBER COMPENSATION - ALL FUNDS


                                           TOTAL CASH COMPENSATION FROM RIVERSOURCE FUNDS AND
                  BOARD MEMBERS*           PREFERRED MASTER TRUST GROUP PAID TO BOARD MEMBER
     ----------------------------------------------------------------------------------------
     Philip J. Carroll, Jr.**                                   $      0
     Livio D. DeSimone**                                               0
     Patricia M. Flynn                                            74,538
     Anne P. Jones                                               167,758
     Jeffrey Laikind                                              18,967
     Stephen R. Lewis, Jr.                                       146,544
     Catherine James Paglia                                      167,708
     Alan K. Simpson                                             130,288
     Alison Taunton-Rigby                                        167,708



      * Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation, a company providing administrative services to the funds. Board member compensation is a combination of a base fee and meeting fees.
     ** Mr. Carroll retired as a member of the Board, effective Nov. 10, 2005. Mr. DeSimone retired as a member of the Board, effective Sept. 8, 2005.


COMPENSATION FROM EACH FUND. The following table shows the compensation to the Board members from each fund during its last fiscal period.

             TABLE 32. BOARD MEMBER* COMPENSATION - INDIVIDUAL FUNDS


                                                                   AGGREGATE COMPENSATION FROM FUND
                                       -----------------------------------------------------------------------------------------
                                                                                                                       TAUNTON-
                 FUND                  CARROLL**  DESIMONE**   FLYNN    JONES    LAIKIND   LEWIS    PAGLIA    SIMPSON    RIGBY
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31

Portfolio Builder Aggressive                 ***        ***       ***      ***       N/A      ***       ***       ***        ***

Portfolio Builder Conservative               ***        ***       ***      ***       N/A      ***       ***       ***        ***

Portfolio Builder Moderate                   ***        ***       ***      ***       N/A      ***       ***       ***        ***

Portfolio Builder Moderate Aggressive        ***        ***       ***      ***       N/A      ***       ***       ***        ***

Portfolio Builder Moderate
Conservative                                 ***        ***       ***      ***       N/A      ***       ***       ***        ***

Portfolio Builder Total Equity               ***        ***       ***      ***       N/A      ***       ***       ***        ***

Small Company Index - total                1,677      1,854       533    1,954       N/A    2,104       550     1,550      1,750
     Amount deferred                       1,677      1,854       133        0                827         0         0          0

S&P 500 Index - total                      1,169      1,345       442    1,445       N/A    1,595       417     1,042      1,242
          Amount deferred                  1,169      1,345       108        0                638         0         0          0

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31

Equity Value - total                       1,628      1,755       692    1,905       N/A    2,005       758     1,450      1,700
     Amount deferred                       1,628      1,755       213        0                803         0         0          0

Precious Metals - total                      979      1,105       483    1,255       N/A    1,355       492       800      1,050
     Amount deferred                         979      1,105       138        0                550         0         0          0

Small Cap Advantage - total                1,403      1,530       642    1,680       N/A    1,780       683     1,225      1,475
     Amount deferred                       1,403      1,530       200        0                722         0         0          0

Small Cap Growth - total                   1,079      1,205       517    1,355       N/A    1,455       533       900      1,150
     Amount deferred                       1,079      1,205       150        0                590         0         0          0

Strategy Aggressive - total                1,353      1,480       592    1,630       N/A    1,730       633     1,175      1,425
     Amount deferred                       1,353      1,480       175        0                693         0         0          0


--------------------------------------------------------------------------------
157 -- Statement of Additional Information - Jan. 27, 2006

                                                                   AGGREGATE COMPENSATION FROM FUND
                                       -----------------------------------------------------------------------------------------
                                                                                                                       TAUNTON-
                 FUND                  CARROLL**  DESIMONE**   FLYNN    JONES    LAIKIND   LEWIS    PAGLIA    SIMPSON    RIGBY
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31

Aggressive Growth - total                  1,020      1,147       750    1,347       N/A    1,448       758       842      1,092
     Amount deferred                       1,020      1,147       271        0                556         0         0          0

Fundamental Growth - total                 1,428      1,555       992    1,755       N/A    1,857     1,033     1,250      1,500
     Amount deferred                       1,428      1,555       375        0                715         0         0          0

Fundamental Value - total                  1,270      1,397       892    1,597       N/A    1,748       917     1,142      1,392
     Amount deferred                       1,270      1,397       333        0                670         0         0          0

High Yield Bond - total                    1,529      1,655     1,000    1,855       N/A    2,007     1,050     1,400      1,650
     Amount deferred                       1,529      1,655       375        0                765         0         0          0

Select Value - total                       1,320      1,447       900    1,647       N/A    1,798       933     1,192      1,442
     Amount deferred                       1,320      1,447       333        0                686         0         0          0

Selective - total                          1,129      1,255       800    1,455       N/A    1,607       817     1,000      1,250
     Amount deferred                       1,129      1,255       292        0                613         0         0          0

Short Duration U.S. Government - total     1,395      1,522       908    1,722       N/A    1,873       950     1,267      1,517
Amount deferred                            1,395      1,522       333        0                711         0         0          0

Small Cap Equity - total                   1,029      1,155       750    1,355       N/A    1,507       758       900      1,150
     Amount deferred                       1,029      1,155       271        0                575         0         0          0

Small Cap Value - total                    1,595      1,722     1,050    1,922       N/A    2,073     1,108     1,467      1,717
     Amount deferred                       1,595      1,722       396        0                792         0         0          0

U.S. Government Mortgage - total           1,129      1,255       800    1,455       N/A    1,607       817     1,000      1,250
     Amount deferred                       1,129      1,255       292        0                613         0         0          0

Value - total                              1,220      1,347       850    1,547       N/A    1,698       875     1,092      1,342
     Amount deferred                       1,220      1,347       313        0                648         0         0          0

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30

California Tax-Exempt - total              1,079      1,205       808    1,405       N/A    1,557       867       900      1,200
     Amount deferred                       1,079      1,205       300        0                583         0         0          0

Dividend Opportunity - total               1,579      1,705     1,100    1,905       N/A    2,057     1,200     1,400      1,700
     Amount deferred                       1,579      1,705       425        0                769         0         0          0

Insured Tax-Exempt - total                 1,204      1,330       875    1,530       N/A    1,682       950     1,025      1,325
     Amount deferred                       1,204      1,330       325        0                628         0         0          0

Massachusetts Tax-Exempt - total           1,079      1,205       808    1,405       N/A    1,557       867       900      1,200
     Amount deferred                       1,079      1,205       300        0                583         0         0          0

Michigan Tax-Exempt - total                1,079      1,205       808    1,405       N/A    1,557       867       900      1,200
     Amount deferred                       1,079      1,205       300        0                583         0         0          0

Minnesota Tax-Exempt - total               1,279      1,405       925    1,605       N/A    1,757     1,000     1,100      1,400
     Amount deferred                       1,279      1,405       300        0                583         0         0          0

New York Tax-Exempt - total                1,079      1,205       808    1,405       N/A    1,557       867       900      1,200
     Amount deferred                       1,079      1,205       300        0                583         0         0          0

Ohio Tax-Exempt - total                    1,079      1,205       808    1,405       N/A    1,557       867       900      1,200
     Amount deferred                       1,079      1,205       300        0                583         0         0          0

Real Estate                                  727        877       808    1,027       N/A    1,172       867       625        925
     Amount deferred                         727        877       300        0                489         0         0          0


--------------------------------------------------------------------------------
158 -- Statement of Additional Information - Jan. 27, 2006

                                                                   AGGREGATE COMPENSATION FROM FUND
                                       -----------------------------------------------------------------------------------------
                                                                                                                       TAUNTON-
                 FUND                  CARROLL**  DESIMONE**   FLYNN    JONES    LAIKIND   LEWIS    PAGLIA    SIMPSON    RIGBY
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31

Cash Management - total                    3,681      3,754     2,700    4,004       N/A    4,155     2,975     3,500      3,800
     Amount deferred                       3,681      3,754     1,138        0              1,515         0         0          0

Core Bond - total                          1,081      1,154       967    1,404       N/A    1,555     1,025       900      1,200
     Amount deferred                       1,081      1,154       379        0                562         0         0          0

Disciplined Equity - total                   938      1,088       967    1,288       N/A    1,433     1,025       783      1,083
     Amount deferred                         938      1,088       379        0                554         0         0          0

Discovery - total                          1,081      1,154       967    1,404       N/A    1,555     1,025       900      1,200
     Amount deferred                       1,081      1,154       379        0                562         0         0          0

Growth - total                             1,681      1,754     1,367    2,004       N/A    2,155     1,475     1,500      1,800
     Amount deferred                       1,681      1,754       554        0                782         0         0          0

Income Opportunities - total               1,140      1,213     1,025    1,463       N/A    1,614     1,083       958      1,258
     Amount deferred                       1,140      1,213       408        0                584         0         0          0

Inflation Protected Securities - total     1,081      1,154       967    1,404       N/A    1,555     1,025       900      1,200
     Amount deferred                       1,081      1,154       379        0                562         0         0          0

Large Cap Equity - total                   2,198      2,271     1,700    2,521       N/A    2,672     1,850     2,017      2,317
     Amount deferred                       2,198      2.271       700        0                970         0         0          0

Large Cap Value - total                    1,081      1,154       967    1,404       N/A    1,555     1,025       900      1,200
     Amount deferred                       1,081      1,154       379        0                562         0         0          0

Limited Duration Bond - total              1,081      1,154       967    1,404       N/A    1,555     1,025       900      1,200
     Amount deferred                       1,081      1,154       379        0                562         0         0          0

New Dimensions - total                     4,256      4,329     2,958    4,579       N/A    4,730     3,317     4,075      4,375
     Amount deferred                       4,256      4,329     1,225        0              1,716         0         0          0

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31

Diversified Bond - total                   2,838      2,938     2,308    3,188       N/A    3,339     2,517     2,683      2,983
     Amount deferred                       2,838      2,938       975        0              1,196         0         0          0

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30

Balanced - total                           1,304      1,454     1,300    1,704       N/A    1,905     1,425     1,200      1,500
     Amount deferred                       1,304      1,454       538        0                660         0         0          0

Diversified Equity Income - total          1,779      1,929     1,708    2,179       N/A    2,380     1,867     1,675      1,975
     Amount deferred                       1,779      1,929       725        0                829         0         0          0

Mid Cap Value - total                      1,279      1,429     1,292    1,679       N/A    1,880     1,408     1,175      1,475
     Amount deferred                       1,279      1,429       538        0                652         0         0          0

Stock - total                              1,529      1,679     1,475    1,929       N/A    2,130     1,625     1,425      1,725
     Amount deferred                       1,529      1,679       613        0                739         0         0          0

Strategic Allocation - total               1,204      1,354     1,217    1,604       N/A    1,805     1,333     1,100      1,400
     Amount deferred                       1,204      1,354       500        0                625         0         0          0


--------------------------------------------------------------------------------
159 -- Statement of Additional Information - Jan. 27, 2006

                                                                   AGGREGATE COMPENSATION FROM FUND
                                       -----------------------------------------------------------------------------------------
                                                                                                                       TAUNTON-
                 FUND                  CARROLL**  DESIMONE**   FLYNN    JONES    LAIKIND   LEWIS    PAGLIA    SIMPSON    RIGBY
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31

Emerging Markets - total                   1,104      1,246     1,192    1,504       N/A    1,655     1,300       950      1,300
     Amount deferred                       1,104      1,246       492        0                569         0         0          0

European Equity - total                    1,104      1,246     1,192    1,504       N/A    1,655     1,300       950      1,300
     Amount deferred                       1,104      1,246       492        0                569         0         0          0

Global Balanced - total                    1,104      1,246     1,192    1,504       N/A    1,655     1,300       950      1,300
     Amount deferred                       1,104      1,246       492        0                569         0         0          0

Global Bond - total                        1,104      1,246     1,192    1,504       N/A    1,655     1,300       950      1,300
     Amount deferred                       1,104      1,246       492        0                569         0         0          0

Global Equity - total                      1,104      1,246     1,192    1,504       N/A    1,655     1,300       950      1,300
     Amount deferred                       1,104      1,246       492        0                569         0         0          0

Global Technology - total                  1,004      1,154     1,100    1,404       N/A    1,555     1,200       850      1,200
     Amount deferred                       1,004      1,154       450        0                534         0         0          0

International Aggressive Growth - total    1,304      1,429     1,375    1,704       N/A    1,855     1,500     1,150      1,500
     Amount deferred                       1,304      1,429       575        0                638         0         0          0

International Equity - total               1,104      1,246     1,192    1,504       N/A    1,655     1,300       950      1,300
     Amount deferred                       1,104      1,246       492        0                569         0         0          0

International Opportunity - total          1,304      1,429     1,375    1,704       N/A    1,855     1,500     1,150      1,500
     Amount deferred                       1,304      1,429       575        0                638         0         0          0

International Select Value - total         1,154      1,296     1,217    1,554       N/A    1,705     1,350     1,000      1,350
     Amount deferred                       1,154      1,296       492        0                585         0         0          0

International Small Cap - total            1,104      1,246     1,192    1,504       N/A    1,655     1,300       950      1,300
     Amount deferred                       1,104      1,246       492        0                569         0         0          0

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30

Intermediate Tax-Exempt - total            1,254      1,038     1,142    1,304       158    1,605     1,300       900      1,300
     Amount deferred                       1,254      1,038       571        0         0      539         0         0          0

Mid Cap Growth - total                     2,554      2,121     2,333    2,604       267    2,905     2,600     2,200      2,600
     Amount deferred                       2,554      2,121     1,667        0         0      981         0         0          0

Tax-Exempt Bond - total                    1,654      1,371     1,508    1,704       192    2,005     1,700     1,300      1,700
     Amount deferred                       1,654      1,371       754        0         0      675         0         0          0

Tax-Exempt High Income -  total            2,154      1,788     1,967    2,204       233    2,505     2,200     1,800      2,200
     Amount deferred                       2,154      1,788       983        0         0      845                   0          0

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31

Tax-Exempt Money Market - total              977      1,154       208    1,154       N/A    1,304       167       950      1,000
     Amount deferred                         977      1,154         0        0                430         0         0          0



  * Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.
 ** Mr. Carroll retired as a member of the Board, effective Nov. 10, 2005. Mr. DeSimone retired as a Board member, effective Sept. 8, 2005.

*** Funds-of-Funds do not pay additional compensation to the Board members for attending meetings. Compensation is paid directly from the underlying funds in which each Funds-of-Funds invests.

--------------------------------------------------------------------------------
160 -- Statement of Additional Information - Jan. 27, 2006

MASTER PORTFOLIOS. For funds that are part of a master/feeder structure, Board members also received compensation from the master portfolios during the last fiscal period as shown in the following table:

            TABLE 32A. BOARD MEMBER* COMPENSATION - MASTER PORTFOLIOS


                                                                AGGREGATE COMPENSATION FROM PORTFOLIO
                                       -----------------------------------------------------------------------------------------
                                                                                                                       TAUNTON-
              PORTFOLIO                CARROLL**  DESIMONE**   FLYNN    JONES    LAIKIND   LEWIS    PAGLIA    SIMPSON    RIGBY
--------------------------------------------------------------------------------------------------------------------------------
FOR PORTFOLIOS WITH FISCAL PERIOD ENDING MAY 31

Government Income(a) - total               1,937      2,064     1,200    2,264       N/A    2,415    1,283      1,808      2,058
     Amount deferred                       1,937      2,064       458        0                920        0          0          0

High Yield(a)  - total                     2,129      2,255     1,300    2,455       N/A    2,607    1,400      2,000      2,250
     Amount deferred                       2,129      2,255       500        0                993        0          0          0

Quality Income - total                     1,429      1,555       950    1,755       N/A    1,907      992      1,300      1,550
     Amount deferred                       1,429      1,555       354        0                727        0          0          0

FOR PORTFOLIOS WITH FISCAL PERIOD ENDING JULY 31

Growth(c) - total                          2,423      2,496     1,842    2,746       N/A    2,897    2,017      2,242      2,542
     Amount deferred                       2,423      2,496       758        0              1,052        0          0          0

Growth Trends - total                      8,173      8,246     5,608    8,496       N/A    8,647    6,283      7,992      8,292
     Amount deferred                       8,173      8,246     2,392        0              3,155        0          0          0

FOR PORTFOLIOS WITH FISCAL PERIOD ENDING SEPTEMBER 30

Balanced(d) - total                        1,629      1,779     1,558    2,029       N/A    2,230    1,717      1,525      1,825
     Amount deferred                       1,629      1,779       650        0                775        0          0          0

Equity - total                             2,004      2,154     1,883    2,404       N/A    2,605    2,067      1,900      2,200
     Amount deferred                       2,004      2,154       800        0                908        0          0          0

Equity Income(c) - total                   2,554      2,704     2,367    2,954       N/A    3,155    2,583      2,450      2,750
     Amount deferred                       2,554      2,704     1,025        0              1,103        0          0          0

Total Return - total                       1,504      1,654     1,467    1,904       N/A    2,105    1,608      1,400      1,700
     Amount deferred                       1,504      1,654       613        0                731        0          0          0

FOR PORTFOLIOS WITH FISCAL PERIOD ENDING OCTOBER 31

Emerging Markets(b) - total                1,121      1,263     1,200    1,521       N/A    1,672    1,317        967      1,317
     Amount deferred                       1,121      1,263       492        0                574        0          0          0

World Growth(b) - total                    1,204      1,338     1,283    1,604       N/A    1,755    1,400      1,050      1,400
     Amount deferred                       1,204      1,338       533        0                603        0          0          0

World Income(b) - total                    1,288      1,413     1,367    1,688       N/A    1,839    1,483      1,133      1,483
     Amount deferred                       1,288      1,413       575        0                632        0          0          0

World Technologies(c) - total              1,104      1,246     1,192    1,504       N/A    1,655    1,300        950      1,300
     Amount deferred                       1,104      1,246       492        0                569        0          0          0

FOR PORTFOLIOS WITH FISCAL PERIOD ENDING NOVEMBER 30

Tax-Free High Yield(a) - total             3,063      2,546     2,792    3,113       308    3,414    3,108      2,708      3,108
     Amount deferred                       3,063      2,546     1,396        0         0    1,154        0          0          0



  * Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.
 ** Mr. Carroll retired as a member of the Board, effective Nov. 10, 2005. Mr. DeSimone retired as a Board member, effective Sept. 8, 2005.

(a)  Ceased operation on Oct. 18, 2005.
(b)  Ceased operation on Nov. 8, 2005.
(c)  Ceased operation on Dec. 6, 2005.

(d)  Ceased operation on Jan. 12, 2006.


--------------------------------------------------------------------------------
161 -- Statement of Additional Information - Jan. 27, 2006

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table identifies those investors who, as of 30 days after the end of the fund's fiscal period, owned 5% or more of any class of a fund's shares and those investors who owned 25% or more of a fund's shares (all share classes taken together). Investors who own more than 25% of a fund's shares are presumed to control the fund and would be able to determine the outcome of most issues that are submitted to shareholders for vote. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

          TABLE 33. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

             as of 30 days after the end of the fund's fiscal period


                              SHAREHOLDER NAME,                                                                   PERCENT OF FUND
        FUND                   CITY AND STATE              CLASS A   CLASS B    CLASS C    CLASS I   CLASS Y   (IF GREATER THAN 25%)
------------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING JANUARY 31

Portfolio Builder     Ameriprise Financial, Inc.                                                      11.44%
Aggressive            Minneapolis, MN
                      Charles Schwab & Co., Inc.                                                      88.56%
                      (Charles Schwab) a brokerage firm
                      in San Francisco, CA

Portfolio Builder     Ameriprise Financial                                                           100.00%
Conservative

Portfolio Builder     Ameriprise Financial                                                            46.90%
Moderate              Charles Schwab                                                                  53.10%

Portfolio Builder     Ameriprise Financial                                                            21.82%
Moderate Aggressive   Charles Schwab                                                                  78.18%

Portfolio Builder     Ameriprise Financial                                                           100.00%
Moderate
Conservative

Portfolio Builder     Ameriprise Financial                                                            12.34%
Total Equity          Charles Schwab                                                                  87.66%

Small Company Index   Charles Schwab                        9.96%
                      Ameriprise Trust Company                                                        65.78%
                      Minneapolis, MN
                      Asbestos Workers Local 34                                                       25.78%
                      Minneapolis, MN

S&P 500 Index**       Clients of American Enterprise
                      Investment Services, Inc. (AEIS),
                      a brokerage firm, Minneapolis, MN

FUNDS WITH FISCAL PERIOD ENDING MARCH 31

Equity Value          Ameriprise Financial                                                 100.00%
                      Ameriprise Trust Company                                                        98.74%
                      John C. Mullarkey                                          6.37%
                      Willowbrook, IL

Precious Metals       Charles Schwab                       17.51%                                     95.29%
                      John E. Bridgman                                           6.10%
                      Minneapolis, MN
                      Richard L. and                                             5.71%
                      Susan Angela Venerable
                      Argyle, TX


--------------------------------------------------------------------------------
162 -- Statement of Additional Information - Jan. 27, 2006

                              SHAREHOLDER NAME,                                                                   PERCENT OF FUND
        FUND                   CITY AND STATE              CLASS A   CLASS B    CLASS C    CLASS I   CLASS Y   (IF GREATER THAN 25%)
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage   Charles Schwab                       17.79%                                     99.46%
                      Portfolio Builder Aggressive Fund                                    19.88%
                      Portfolio Builder Moderate Fund                                      20.83%
                      Portfolio Builder Moderate                                           32.40%
                      Aggressive Fund
                      Portfolio Builder Moderate                                            5.90%
                      Conservative Fund
                      Portfolio Builder Total Equity                                       19.15%
                      Fund

Small Cap Growth      Charles Schwab                       15.25%
                      Portfolio Builder Aggressive Fund                                    19.88%
                      Portfolio Builder Moderate Fund                                      20.83%
                      Portfolio Builder Moderate                                           32.39%
                      Aggressive Fund
                      Portfolio Builder Moderate                                            5.91%
                      Conservative Fund
                      Portfolio Builder Total Equity                                       19.16%
                      Fund
                      Ameriprise Trust Company                                                        69.43%

Strategy Aggressive   Ameriprise Financial                                                100.00%
                      Met Life                                                                        93.94%
                      Jersey City, NJ

FUNDS WITH FISCAL PERIOD ENDING MAY 31

Aggressive Growth     Charles Schwab                        5.02%                                     58.52%
                      AEIS                                                       5.10%
                      Roger J., Sylvia Ann and                                  11.31%
                      Matthew Thompson
                      Eagle, ID
                      Portfolio Builder Moderate Fund                                      20.70%
                      Portfolio Builder Moderate                                           32.87%
                      Aggressive Fund
                      Portfolio Builder Aggressive Fund                                    19.66%
                      Portfolio Builder Total Equity                                       19.10%
                      Fund
                      Portfolio Builder Moderate                                            5.89%
                      Conservative Fund
                      Ameriprise Financial                                                            41.49%

Fundamental Growth    Charles Schwab                        7.00%                                     44.41%
                      AEIS                                                       5.91%
                      Portfolio Builder Moderate Fund                                      20.72%
                      Portfolio Builder Moderate                                           32.87%
                      Aggressive Fund
                      Portfolio Builder Aggressive Fund                                    19.62%
                      Portfolio Builder Total Equity                                       19.09%
                      Fund
                      Portfolio Builder Moderate                                            5.92%
                      Conservative Fund
                      Terry H. Henson                                            8.46%
                      Fairmount, GA
                      Nancy P. Kofranek                                          5.50%
                      Oxnard, CA
                      Ameriprise Financial                                                            55.60%          73.50%*


--------------------------------------------------------------------------------
163 -- Statement of Additional Information - Jan. 27, 2006

                              SHAREHOLDER NAME,                                                                   PERCENT OF FUND
        FUND                   CITY AND STATE              CLASS A   CLASS B    CLASS C    CLASS I   CLASS Y   (IF GREATER THAN 25%)
------------------------------------------------------------------------------------------------------------------------------------
Fundamental Value     Charles Schwab                       14.97%                                     98.09%
                      Portfolio Builder Moderate Fund                                      20.73%
                      Portfolio Builder Moderate                                           32.89%
                      Aggressive Fund
                      Portfolio Builder Aggressive Fund                                    19.61%
                      Portfolio Builder Total Equity                                       19.09%
                      Fund
                      Portfolio Builder Moderate                                            5.91%
                      Conservative Fund

High Yield Bond       Charles Schwab                       11.00%
                      Ameriprise Financial                                                100.00%
                      Met Life                                                                        50.50%

Select Value          Charles Schwab                       11.34%                                     76.29%
                      Portfolio Builder Moderate Fund                                      20.78%
                      Portfolio Builder Moderate                                           32.82%
                      Aggressive Fund
                      Portfolio Builder Aggressive Fund                                    19.62%
                      Portfolio Builder Total Equity                                       18.99%
                      Fund
                      Portfolio Builder Moderate                                            5.99%
                      Conservative Fund
                      Ameriprise Financial                                                            23.71%

Selective             Portfolio Builder Conservative                                       15.80%
                      Fund
                      Portfolio Builder Moderate Fund                                      35.47%
                      Portfolio Builder Moderate                                           32.15%
                      Aggressive Fund
                      Portfolio Builder Moderate                                           13.84%
                      Conservative Fund
                      Ameriprise Financial                                                            97.47%

Short Duration        Charles Schwab                       10.00%
U.S. Gov't            Portfolio Builder Conservative                                       29.71%
                      Fund
                      Portfolio Builder Aggressive Fund                                    24.34%
                      Portfolio Builder Moderate                                           45.92%
                      Conservative Fund
                      Ameriprise Financial                                                            22.34%

Small Cap Equity      Charles Schwab                       21.21%                                     91.36%
                      Portfolio Builder Moderate Fund                                      20.87%
                      Portfolio Builder Moderate                                           32.65%
                      Aggressive Fund
                      Portfolio Builder Aggressive Fund                                    19.66%
                      Portfolio Builder Total Equity                                       19.08%
                      Fund
                      Portfolio Builder Moderate                                            5.89%
                      Conservative Fund
                      Ameriprise Financial                                                            8.64%


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164 -- Statement of Additional Information - Jan. 27, 2006

                              SHAREHOLDER NAME,                                                                   PERCENT OF FUND
        FUND                   CITY AND STATE              CLASS A   CLASS B    CLASS C    CLASS I   CLASS Y   (IF GREATER THAN 25%)
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value       Charles Schwab                       21.84%                                     94.45%
                      Portfolio Builder Moderate Fund                                                 20.92%
                      Portfolio Builder Moderate                                                      32.79%
                      Aggressive Fund
                      Portfolio Builder Aggressive Fund                                               19.46%
                      Portfolio Builder Total Equity                                                  19.06%
                      Fund
                      Portfolio Builder Moderate                                                       5.88%
                      Conservative Fund
                      Ameriprise Financial                                                             5.55%

U.S. Gov't Mortgage   Charles Schwab                       15.46%                                     70.83%
                      Ameriprise Financial                                                100.00%

Value                 Charles Schwab                       12.97%                                     93.22%
                      Portfolio Builder Moderate Fund                                      20.70%
                      Portfolio Builder Moderate                                           32.86%
                      Aggressive Fund
                      Portfolio Builder Aggressive Fund                                    19.65%
                      Portfolio Builder Total Equity                                       19.11%
                      Fund
                      Portfolio Builder Moderate                                            5.92%
                      Conservative Fund
                      Ameriprise Financial                                                             6.78%

FUNDS WITH FISCAL PERIOD ENDING JUNE 30

Dividend Opportunity  Charles Schwab                       10.51%                                    100.00%
                      Ameriprise Financial                                                100.00%

Insured               J. Haley Stephens and                                      7.19%
Tax-Exempt            Lynne S. Kelly as the Trustees of
                      the Mary M. Stephens Irrevocable
                      Trust, Calhoun, GA
                      Ameriprise Financial                                                           100.00%

California            Arthur Mendel and                                          6.50%
Tax-Exempt            Dorothy Mendel as the Trustees
                      of the Dorothy M. Mendel
                      Irrevocable Trust, Richmond, CA

Massachusetts         Charles Schwab                        6.56%
Tax-Exempt            June P. Venette and Norman E.                              9.24%
                      Venette as the Trustees of the
                      Norman E. Venette Revocable
                      Trust, Orange, MN
                      Donal A. Simard and                                        7.14%
                      Claire G. Simard, Ipswich, MA
                      Alphonse A. Di Nardo and                                   6.30%
                      Linda Di Nardo, Leominster, MA
                      Harvey W. Levin and Phyllis                                6.10%
                      Levin, Swampscott, MA
                      Rita Hashem, Tewksbury, MA                                 5.18%


--------------------------------------------------------------------------------
165 -- Statement of Additional Information - Jan. 27, 2006

                              SHAREHOLDER NAME,                                                                   PERCENT OF FUND
        FUND                   CITY AND STATE              CLASS A   CLASS B    CLASS C    CLASS I   CLASS Y   (IF GREATER THAN 25%)
------------------------------------------------------------------------------------------------------------------------------------
Michigan              Charles Schwab                        5.39%
Tax-Exempt            Chester V. Mysliwiec and                        7.02%
                      Rose M. Mysliwiec as the Trustees
                      of the Rose M. Mysliwiec Living
                      Trust, Grand Rapids, MI
                      Barry J. Fishman and                                      10.96%
                      Teresa A. McMahon, as Trustees
                      for the Barry J. Fishman Living
                      Trust, AnnArbor, MI
                      Ray W. Butler and                                          7.04%
                      Gertrude E. Butler, Clarkston, MI
                      R. Paul Minger and                                         5.55%
                      Diane E. Minger, Huntley, IL

New York              Charles Schwab                        5.11%
Tax-Exempt            Dana Brandwein and                                         7.80%
                      Daniel Oates, Sharon, CT
                      Arthur Ezersky and                                         7.28%
                      Sandra Ezersky, Woodbury, NY
                      Charles D. Adler and                                       5.91%
                      Judith E. Adler, New York, NY

Ohio Tax-Exempt       Charles Schwab                        5.54%
                      Sandra K. Ogle, Strongsville, OH                5.14%
                      Richard L. Sears, Parma, OH                                6.32%
                      Joseph A. Sears, Berea, OH                                 6.32%
                      James N. Sears, Columbus, OH                               6.32%
                      David A. Sears, Brunswick, OH                              6.10%

Real Estate           Charles Schwab                       10.23%                                     62.53%
                      Ameriprise Financial                                                            37.47%          37.38%*
                      Portfolio Builder Aggressive Fund                                    15.20%
                      Portfolio Builder Conservative                                        5.32%
                      Fund
                      Portfolio Builder Moderate Fund                                      25.63%
                      Portfolio Builder Moderate                                           31.33%
                      Aggressive Fund
                      Portfolio Builder Moderate                                           10.35%
                      Conservative Fund
                      Portfolio Builder Total Equity                                       12.14%
                      Fund

FUNDS WITH FISCAL PERIOD ENDING JULY 31

Cash Management       Ameriprise Trust Company                                                        96.61%
                      Jerry J. and Roma J. Meyer,                               10.41%
                      Williamsburg, IN


--------------------------------------------------------------------------------
166 -- Statement of Additional Information - Jan. 27, 2006

                              SHAREHOLDER NAME,                                                                   PERCENT OF FUND
        FUND                   CITY AND STATE              CLASS A   CLASS B    CLASS C    CLASS I   CLASS Y   (IF GREATER THAN 25%)
------------------------------------------------------------------------------------------------------------------------------------
Core Bond             IDS Life Insurance Company,          17.56%                                      9.64%
                      Minneapolis, MN
                      Charles Schwab                       13.23%                                     90.36%
                      Frank S. Gregory, Derry, NH                                6.27%
                      Portfolio Builder Conservative                                       12.18%
                      Fund
                      Portfolio Builder Moderate Fund                                      41.33%
                      Portfolio Builder Moderate                                           32.45%
                      Aggressive Fund
                      Portfolio Builder Moderate                                           10.22%
                      Conservative Fund
                      Ameriprise Financial                                                                            73.57%*

Disciplined Equity    Charles Schwab                       10.87%                                     60.92%
                      Emanuel A. and Kelly D. Madeira,                           9.56%
                      S. Dartmouth, MA
                      Brian L. and Mary Jane Hopp,                               8.25%
                      Beldenville, WI
                      Linda L. Lane, Bay Pines, FL                               6.29%
                      Paul M. and Nikki S. Farmer,                               5.48%
                      Franklin, TN
                      Evelyn F. and Steven Couture,                              5.10%
                      Plymouth, MN
                      Portfolio Builder Aggressive Fund                                    19.61%
                      Portfolio Builder Moderate Fund                                      20.63%
                      Portfolio Builder Moderate                                           33.09%
                      Aggressive Fund
                      Portfolio Builder Moderate                                            5.85%
                      Conservative Fund
                      Portfolio Builder Total Equity                                       19.09%
                      Fund
                      Ameriprise Financial                                       7.02%                39.08%          68.54%*

Discovery             Ameriprise Trust Company                                                       100.00%
                      Hal C. Beckley and William A.                             67.22%
                      Beckley, Branford, CT
                      Teresa M. and Carl Greenfield,                            12.28%
                      Seattle, WA
                      Terence J. Benka, Milwaukee, WI                            8.37%
                      Ameriprise Financial                                       7.91%

Growth                Charles Schwab                        6.58%
                      Ameriprise Trust Company                                                        98.98%
                      Portfolio Builder Aggressive Fund                                    19.66%
                      Portfolio Builder Moderate Fund                                      20.71%
                      Portfolio Builder Moderate                                           33.04%
                      Aggressive Fund
                      Portfolio Builder Moderate                                            5.79%
                      Conservative Fund
                      Portfolio Builder Total Equity                                       19.08%
                      Fund


--------------------------------------------------------------------------------
167 -- Statement of Additional Information - Jan. 27, 2006

                              SHAREHOLDER NAME,                                                                   PERCENT OF FUND
        FUND                   CITY AND STATE              CLASS A   CLASS B    CLASS C    CLASS I   CLASS Y   (IF GREATER THAN 25%)
------------------------------------------------------------------------------------------------------------------------------------
Income Opportunities  Charles Schwab                       19.59%                                     97.45%
                      Portfolio Builder Aggressive Fund                                    12.71%
                      Portfolio Builder Moderate Fund                             95.78%   53.17%
                      Portfolio Builder Moderate                                           24.77%
                      Aggressive Fund
                      Portfolio Builder Moderate                                            9.33%
                      Conservative Fund

Inflation Protected   Charles Schwab                       18.04%
Securities            IDS Life Insurance Company,                                                    100.00%
                      Minneapolis, MN
                      Portfolio Builder Conservative                                       10.20%
                      Fund
                      Portfolio Builder Moderate Fund                                      37.97%
                      Portfolio Builder Moderate                                           31.86%
                      Aggressive Fund
                      Portfolio Builder Moderate                                           19.95%
                      Conservative Fund
                      Ameriprise Financial                                                                            28.37%*

Large Cap Equity      Charles Schwab                        5.48%                                     76.80%
                      Ameriprise Financial                                                             5.53%
                      Wells Fargo Bank as Tr of the                                                   17.67%
                      Holland American Line,
                      Minneapolis, MN
                      Portfolio Builder Aggressive Fund                                    19.57%
                      Portfolio Builder Moderate Fund                                      20.74%
                      Portfolio Builder Moderate                                           33.37%
                      Aggressive Fund
                      Portfolio Builder Moderate                                            5.61%
                      Conservative Fund
                      Portfolio Builder Total Equity                                       19.05%
                      Fund

Large Cap Value       Charles Schwab                       15.35%                                     90.06%
                      Portfolio Builder Aggressive Fund                                    19.72%
                      Portfolio Builder Moderate Fund                                      20.66%
                      Portfolio Builder Moderate                                           33.08%
                      Aggressive Fund
                      Portfolio Builder Moderate                                            5.74%
                      Conservative Fund
                      Portfolio Builder Total Equity                                       19.05%
                      Fund
                      Ameriprise Financial                                                            9.94%           27.93%*


--------------------------------------------------------------------------------
168 -- Statement of Additional Information - Jan. 27, 2006

                              SHAREHOLDER NAME,                                                                   PERCENT OF FUND
        FUND                   CITY AND STATE              CLASS A   CLASS B    CLASS C    CLASS I   CLASS Y   (IF GREATER THAN 25%)
------------------------------------------------------------------------------------------------------------------------------------
Limited               Charles Schwab                       18.26%                                     83.70%
Duration Bond         Donald and Elizabeth L. Snow,                              7.22%
                      Derry, NH
                      Sylvia Cohen, Stockton, CA                                 5.33%
                      Portfolio Builder Aggressive Fund                                    17.24%
                      Portfolio Builder Conservative                                       14.41%
                      Fund
                      Portfolio Builder Moderate Fund                                      14.27%
                      Portfolio Builder Moderate                                           23.98%
                      Aggressive Fund
                      Portfolio Builder Moderate                                           30.10%
                      Conservative Fund
                      IDS Life Insurance Company,                                                     16.30%
                      Minneapolis, MN
                      Ameriprise Financial                                                                            42.41%*

New Dimensions        Charles Schwab                        5.32%
                      Ameriprise Trust Company                                                        82.79%
                      Portfolio Builder Aggressive Fund                                    19.67%
                      Portfolio Builder Moderate Fund                                      20.73%
                      Portfolio Builder Moderate                                           33.04%
                      Aggressive Fund
                      Portfolio Builder Moderate                                            5.83%
                      Conservative Fund
                      Portfolio Builder Total Equity                                       19.00%
                      Fund

FUNDS WITH FISCAL PERIOD ENDING AUGUST 31

Diversified Bond      Charles Schwab                        6.35%
                      Ameriprise Financial                                                 100.00%
                      Ameriprise Trust Company                                                        96.62%

FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30

Balanced              Ameriprise Trust Company                                                        99.75%

Diversified Equity    Charles Schwab                       14.71%
Income                Portfolio Builder Aggressive Fund                                    19.55%
                      Portfolio Builder Moderate Fund                                      20.65%
                      Portfolio Builder Moderate                                           32.82%
                      Aggressive Fund
                      Portfolio Builder Moderate                                            5.94%
                      Conservative Fund
                      Portfolio Builder Total Equity                                       19.24%
                      Fund
                      Ameriprise Trust Company                                                        48.32%
                      Wells Fargo Bank, Minneapolis, MN                                               26.69%
                      Holland American Life,                                                          18.68%
                      Minneapolis, MN


--------------------------------------------------------------------------------
169 -- Statement of Additional Information - Jan. 27, 2006

                              SHAREHOLDER NAME,                                                                   PERCENT OF FUND
        FUND                   CITY AND STATE              CLASS A   CLASS B    CLASS C    CLASS I   CLASS Y   (IF GREATER THAN 25%)
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value         Charles Schwab                       23.23%                                     98.04%
                      Portfolio Builder Aggressive Fund                                    19.70%
                      Portfolio Builder Moderate Fund                                      20.63%
                      Portfolio Builder Moderate                                           32.79%
                      Aggressive Fund
                      Portfolio Builder Moderate                                            5.89%
                      Conservative Fund
                      Portfolio Builder Total Equity                                       19.15%
                      Fund

Stock                 Portfolio Builder Aggressive Fund                                    19.51%
                      Portfolio Builder Moderate Fund                                      20.77%
                      Portfolio Builder Moderate                                           32.83%
                      Aggressive Fund
                      Portfolio Builder Moderate                                            5.86%
                      Conservative Fund
                      Portfolio Builder Total Equity                                       19.19%
                      Fund
                      Ameriprise Trust Company                                                        99.43%

Strategic Allocation  Ameriprise Trust Company                                                        86.71%
                      Charles Schwab                                                                  10.88%

FUNDS WITH FISCAL PERIOD ENDING OCTOBER  31

Emerging Markets      Charles Schwab & Co., Inc.           12.32%                                     21.62%
                      a brokerage firm
                      Portfolio Builder Aggressive Fund                                    19.93%
                      Portfolio Builder Moderate Fund                                      20.98%
                      Portfolio Builder Moderate                                           33.61%
                      Aggressive Fund
                      Portfolio Builder Moderate                                            5.86%
                      Conservative Fund
                      Portfolio Builder Total Equity                                       19.56%
                      Fund
                      Ameriprise Trust Company                                                        78.38%

European Equity       Charles Schwab & Co., Inc.           13.65%                                     83.54%
                      a brokerage firm
                      Ameriprise Financial                                                100.00%     16.46%
                      Marilyn O. Matthews Trust,                                 6.66%
                      Pasadena, CA

Global Balanced       Charles Schwab & Co., Inc.           13.63%
                      a brokerage firm
                      Sherman D. Deponte, Kula, HI                               6.57%
                      Ameriprise Trust Company                                                        99.98%

Global Bond           Charles Schwab & Co., Inc.           17.78%                                    100.00%
                      a brokerage firm
                      Portfolio Builder Aggressive Fund                                     7.35%
                      Portfolio Builder Moderate Fund                                      33.94%
                      Portfolio Builder Moderate                                           43.77%
                      Aggressive Fund
                      Portfolio Builder Moderate                                           13.63%
                      Conservative Fund


--------------------------------------------------------------------------------
170 -- Statement of Additional Information - Jan. 27, 2006

                              SHAREHOLDER NAME,                                                                   PERCENT OF FUND
        FUND                   CITY AND STATE              CLASS A   CLASS B    CLASS C    CLASS I   CLASS Y   (IF GREATER THAN 25%)
------------------------------------------------------------------------------------------------------------------------------------
Global Equity         Charles Schwab & Co., Inc.            9.77%
                      a brokerage firm
                      Ameriprise Trust Company                                                        91.14%
                      Met Life Securities, Inc.,                                                       6.60%
                      Jersey City, NJ

Global Technology     Charles Schwab & Co., Inc.           11.28%                                      8.47%
                      a brokerage firm
                      Ameriprise Trust Company                                                        91.41%
                      Ameriprise Financial                                                 100.00%

International         Charles Schwab & Co., Inc.           12.26%                                     96.77%
Aggressive Growth     a brokerage firm
                      Portfolio Builder Aggressive Fund                                    19.54%
                      Portfolio Builder Moderate Fund                                      20.56%
                      Portfolio Builder Moderate                                           32.71%
                      Aggressive Fund
                      Portfolio Builder Moderate                                            5.89%
                      Conservative Fund
                      Portfolio Builder Total Equity                                       19.36%
                      Fund

International         Ameriprise Financial                 10.60%                                     16.12%          34.62%*
Equity                Charles Schwab & Co., Inc.            9.95%                                     83.88%
                      a brokerage firm
                      Daniel and Linda L. Miklovic,                              5.64%
                      St. Louis, MO
                      Portfolio Builder Aggressive Fund                                    19.54%
                      Portfolio Builder Moderate Fund                                      20.72%
                      Portfolio Builder Moderate                                           32.85%
                      Aggressive Fund
                      Portfolio Builder Moderate                                            5.85%
                      Conservative Fund
                      Portfolio Builder Total Equity                                       19.18%
                      Fund

International         Charles Schwab & Co., Inc.           13.25%                                     91.29%
Opportunity           a brokerage firm
                      Portfolio Builder Aggressive Fund                                    19.62%
                      Portfolio Builder Moderate Fund                                      20.37%
                      Portfolio Builder Moderate                                           32.56%
                      Aggressive Fund
                      Portfolio Builder Moderate                                            5.91%
                      Conservative Fund
                      Portfolio Builder Total Equity                                       19.55%
                      Fund
                      Met Life, Jersey City, NJ                                                        8.71%


--------------------------------------------------------------------------------
171 -- Statement of Additional Information - Jan. 27, 2006

                              SHAREHOLDER NAME,                                                                   PERCENT OF FUND
        FUND                   CITY AND STATE              CLASS A   CLASS B    CLASS C    CLASS I   CLASS Y   (IF GREATER THAN 25%)
------------------------------------------------------------------------------------------------------------------------------------
International         Charles Schwab & Co., Inc.           18.74%                                     98.10%
Select Value          a brokerage firm
                      Portfolio Builder Aggressive Fund                                    19.50%
                      Portfolio Builder Moderate Fund                                      20.58%
                      Portfolio Builder Moderate                                           32.74%
                      Aggressive Fund
                      Portfolio Builder Moderate                                            5.89%
                      Conservative Fund
                      Portfolio Builder Total Equity                                       19.34%
                      Fund

International Small   Charles Schwab & Co., Inc.           14.80%                                     79.44%
Cap                   a brokerage firm
                      Ameriprise Financial                 15.62%                                     20.56%
                      Portfolio Builder Aggressive Fund                                    19.35%
                      Portfolio Builder Moderate Fund                                      20.51%
                      Portfolio Builder Moderate                                           32.44%
                      Aggressive Fund
                      Portfolio Builder Moderate                                            6.15%
                      Conservative Fund
                      Portfolio Builder Total Equity                                       19.20%
                      Fund

FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30

Intermediate          Charles Schwab                       10.63%
Tax-Exempt            Ameriprise Financial                                                           100.00%

Mid Cap Growth        Charles Schwab                        6.39%
                      Ameriprise Trust Company                                                        92.43%

Portfolio Builder                                                                          19.67%
Aggressive Fund

Portfolio Builder                                                                          20.48%
Moderate Fund

Portfolio Builder                                                                          32.47%
Moderate Aggressive
Fund

Portfolio Builder                                                                           5.81%
Moderate
Conservative Fund

Portfolio Builder                                                                          19.81%
Total Equity Fund

Tax-Exempt Bond       Ameriprise Financial                                                           100.00%

Tax-Exempt            Ameriprise Financial                                                           100.00%
High Income

FUNDS WITH FISCAL PERIOD ENDING DECEMBER  31

Tax-Exempt            None
Money Market


 * Combination of Ameriprise Financial initial capital and Portfolio Builder Fund investments in Class I shares.

** American Enterprise Investment Services, Inc. (AEIS), Minneapolis, MN holds of record 100% of Class D shares and 85.59% of Class E shares.


--------------------------------------------------------------------------------
172 -- Statement of Additional Information - Jan. 27, 2006

A fund may serve as an underlying investment of the RiverSource Portfolio Builder Series, a group of six funds-of-funds (the Portfolio Builder Funds) that principally invest in shares of other RiverSource funds (the underlying funds). The underlying funds and the Portfolio Builder Funds share the same officers, directors, and investment manager, RiverSource Investments. The Portfolio Builder Funds do not invest in an underlying fund for the purpose of exercising management or control; however, from time to time, investments by the Portfolio Builder Funds in a fund may represent a significant portion of a fund. Because the Portfolio Builder Funds may own a substantial portion of the shares of a fund, procedures have been put into place to assure that public shareholders will determine the outcome of all actions taken at underlying fund shareholder meetings. In proxy voting, the Portfolio Builder Funds will vote on each proposal in the same proportion that other shareholders vote on the proposal.

In addition, Ameriprise Financial or an affiliate may own shares of a fund as a result of an initial capital investment at the inception of the fund or class. To the extent RiverSource Investments, as manager of the Portfolio Builder Funds, may be deemed a beneficial owner of the shares of an underlying fund held by the Portfolio Builder Funds, and such shares, together with any initial capital investment by Ameriprise Financial or an affiliate represent more than 25% of a fund, RiverSource Investments and its affiliated companies may be deemed to control the fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements contained in a fund's Annual Report were audited by the independent registered public accounting firm, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the fund.

--------------------------------------------------------------------------------
173 -- Statement of Additional Information - Jan. 27, 2006

                                                                      APPENDIX A

                             DESCRIPTION OF RATINGS

STANDARD & POOR'S LONG-TERM DEBT RATINGS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

     - Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

     -    Nature of and provisions of the obligation.

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

--------------------------------------------------------------------------------
174 -- Statement of Additional Information - Jan. 27, 2006

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S LONG-TERM DEBT RATINGS

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated Ba are judged to have speculative elements -- their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

--------------------------------------------------------------------------------
175 -- Statement of Additional Information - Jan. 27, 2006

FITCH'S LONG-TERM DEBT RATINGS

Fitch's bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

--------------------------------------------------------------------------------
176 -- Statement of Additional Information - Jan. 27, 2006

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

SHORT-TERM RATINGS

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

STANDARD & POOR'S MUNI BOND AND NOTE RATINGS

An S&P municipal bond or note rating reflects the liquidity factors and market-access risks unique to these instruments. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Municipal bond rating symbols and definitions are as follows:

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

--------------------------------------------------------------------------------
177 -- Statement of Additional Information - Jan. 27, 2006

MOODY'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MOODY'S SHORT-TERM MUNI BONDS AND NOTES

Short-term municipal bonds and notes are rated by Moody's. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody's MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

--------------------------------------------------------------------------------
178 -- Statement of Additional Information - Jan. 27, 2006

FITCH'S SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S:Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

--------------------------------------------------------------------------------
179 -- Statement of Additional Information - Jan. 27, 2006

                                                                      APPENDIX B

                             STATE TAX-EXEMPT FUNDS
                               STATE RISK FACTORS

California Tax-Exempt Fund, Massachusetts Tax-Exempt Fund, Michigan Tax-Exempt Fund, Minnesota Tax-Exempt Fund, New York Tax-Exempt Fund and Ohio Tax-Exempt Fund invest primarily in the municipal securities issued by a single state and political sub-divisions that state. Each Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. This vulnerability to factors affecting the state's tax-exempt investments will be significantly greater than that of more geographically diversified funds, which may result in greater losses and volatility. Because of the relatively small number of issuers of tax-exempt securities, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the Fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. In addition, a Fund may concentrate in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a fund's shares to change more than the values of funds' shares that invest in more diversified investments. The yields on the securities in which the Fund invests generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. In addition to such factors, geographically concentrated securities will experience particular sensitivity to local conditions, including political and economic changes, adverse conditions to an industry significant to the area, and other developments within a particular locality. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

Certain events may adversely affect all investments within a particular market segment of the market. Examples include litigation, legislation or court decisions, concerns about pending or contemplated litigation, legislation or court decisions, or lower demand for the services or products provided by a particular market segment. Investing mostly in state-specific tax-exempt investments makes the Fund more vulnerable to that state's economy and to factors affecting tax-exempt issuers in that state than would be true for more geographically diversified funds. These risks include, among others:

     - the inability or perceived inability of a government authority to collect sufficient tax or other revenues to meet its payment obligations;

     -    natural disasters and ecological or environmental concerns;

     - the introduction of constitutional or statutory limits on a tax-exempt issuer's ability to raise revenues or increase taxes;

     - the inability of an issuer to pay interest on or repay principal or securities in which the funds invest during recessionary periods; and

     - economic or demographic factors that may cause a decrease in tax or other revenues for a government authority or for private operators of publicly financed facilities.

More information about state specific risks may be available from official state resources.

--------------------------------------------------------------------------------
180 -- Statement of Additional Information - Jan. 27, 2006

                                                                      APPENDIX C

                             INSURED TAX-EXEMPT FUND

INSURANCE

The Fund's entire portfolio of municipal obligations will at all times be fully insured as to the scheduled payment of all installments of principal and interest thereon, except as noted below. This insurance feature minimizes the risks to the Fund and its shareholders associated with any defaults in the municipal obligations owned by the Fund.

Each insured municipal obligation in the Fund's portfolio will be covered by either a mutual fund Portfolio Insurance Policy issued by Financial Guaranty Insurance Company (Financial Guaranty), MBIA Insurance Corporation (MBIA) or a comparable insurer or a New Issue Insurance Policy obtained by the issuer of the obligation at the time of its original issuance. If a municipal obligation is already covered by a New Issue Insurance Policy then the obligation is not required to be additionally insured under a Portfolio Insurance Policy. A New Issue Insurance Policy may have been written by Financial Guaranty or other insurers. Premiums are paid from the Fund's assets, and will reduce the current yield on its portfolio by the amount thereof. Currently, there are no issuers insured under a Portfolio Insurance Policy.

Both types of policies discussed above insure the scheduled payment of all principal and interest on the municipal obligations as they fall due. The insurance does not guarantee the market value of the municipal obligations nor the value of the shares of the Fund and, except as described above, has no effect on the net asset value or redemption price of the shares of the Fund. The insurance of principal refers to the face or par value of the municipal obligation, and is not affected by the price paid by the Fund or by the market value.

The Fund may purchase municipal obligations on which the payment of interest and principal is guaranteed by an agency or instrumentality of the U.S. government or which are rated Aaa, MIG-1 or Prime-1 by Moody's or AAA, A-1 or SP-1 by S&P, in either case without being required to insure the municipal obligations under the Portfolio Insurance Policy.

NEW ISSUE INSURANCE. The New Issue Insurance Policies, if any, have been obtained by the respective issuers or underwriters of the municipal obligations and all premiums respecting the securities have been paid in advance by the issuers or underwriters. The policies are noncancelable and will continue in force so long as the municipal obligations are outstanding and the respective insurers remain in business. Since New Issue Insurance remains in effect as long as the insured municipal obligations are outstanding, the insurance may have an effect on the resale value of municipal obligations so insured in the Fund's portfolio.

Therefore, New Issue Insurance may be considered to represent an element of market value in regard to municipal obligations thus insured, but the exact effect, if any, of this insurance on market value cannot be estimated. The Fund will acquire municipal obligations subject to New Issue Insurance Policies only where the insurer is rated Aaa by Moody's or AAA by S&P.

PORTFOLIO INSURANCE. The Portfolio Insurance Policy to be obtained by the Fund from Financial Guaranty will be effective only so long as the Fund is in existence, the insurer is still in business, and the municipal obligations described in the Portfolio Insurance Policy continue to be held by the Fund. In the event of a sale of any municipal obligation by the Fund or payment prior to maturity, the Portfolio Insurance Policy terminates as to that municipal obligation. Currently, there are no issuers insured under a Portfolio Insurance Policy.

In determining whether to insure any municipal obligation, the insurer applies its own standards, which are not necessarily the same as the criteria used in regard to the selection of municipal obligations by the Fund's investment manager. The insurer's decision is made prior to the Fund's purchase of the municipal obligations. Contracts to purchase municipal obligations are not covered by the Portfolio Insurance Policy although municipal obligations underlying the contracts are covered by this insurance upon their physical delivery to the Fund or its Custodian.

SECONDARY MARKET INSURANCE. The Fund may at any time purchase from MBIA, Financial Guaranty or a comparable insurer a secondary market insurance policy (Secondary Market Policy) on any municipal obligation currently covered by the Portfolio Insurance Policy. The coverage and obligation to pay monthly premiums under the Portfolio Insurance Policy would cease with the purchase by the Fund of a Secondary Market Policy.

--------------------------------------------------------------------------------
181 -- Statement of Additional Information - Jan. 27, 2006

By purchasing a Secondary Market Policy, the Fund would, upon payment of a single premium, obtain insurance against nonpayment of scheduled principal and interest for the remaining term of the municipal obligation, regardless of whether the Fund then owned the obligation. This insurance coverage would be noncancelable and would continue in force so long as the municipal obligations so insured are outstanding. The purpose of acquiring such a Policy would be to enable the Fund to sell a municipal obligation to a third party as a Aaa/AAA rated insured obligation at a market price higher than what otherwise might be obtainable if the obligation were sold without the insurance coverage. This rating is not automatic, however, and must specifically be requested for each obligation. Any difference between the excess of an obligation's market value as a Aaa/AAA rated security over its market value without this rating and the single premium payment would inure to the Fund in determining the net capital gain or loss realized by the Fund upon the sale of the obligation.

Since the Fund has the right to purchase a Secondary Market Policy for an eligible municipal obligation even if the obligation is currently in default as to any payments by the issuer, the Fund would have the opportunity to sell the obligation rather than be obligated to hold it in its portfolio in order to continue the Portfolio Insurance Policy in force. Because coverage under the Portfolio Insurance Policy terminates upon sale of a municipal obligation insured thereunder, the insurance does not have an effect on the resale value of the obligation. Therefore, it is the intention of the Fund to retain any insured municipal obligations which are in default or in significant risk of default, and to place a value on the insurance which will be equal to the difference between the market value of similar obligations which are not in default. Because of this policy, the Fund's investment manager may be unable to manage the Fund's portfolio to the extent that it holds defaulted municipal obligations, which may limit its ability in certain circumstances to purchase other municipal obligations. While a defaulted municipal obligation is held in the Fund's portfolio, the Fund continues to pay the insurance premium but also collects interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the municipal obligation comes due. This would not be applicable if the Fund elected to purchase a Secondary Market Policy discussed above with respect to a municipal obligation.

The following information regarding these insurers has been derived from information furnished by the insurers. The Fund has not independently verified any of the information, but the Fund is not aware of facts which would render such information inaccurate.

Financial Guaranty is a New York stock insurance company regulated by the New York State Department of Insurance and authorized to provide insurance in 50 states and the District of Columbia. Financial Guaranty is a subsidiary of FGIC Corporation, a Delaware holding company, which is a subsidiary of General Electric Capital Corporation. Financial Guaranty, in addition to providing insurance for the payment of interest on and principal of Municipal Bonds held in unit investment trust and mutual fund portfolios, provides New Issue Insurance and insurance for secondary market issues of Municipal Bonds and for portions of new and secondary market issues of Municipal Bonds. The claims-paying ability of Financial Guaranty is rated "AAA" by Standard & Poor's Ratings Services ("S&P) and Fitch Ratings. ("Fitch") and "Aaa" by Moody's Investor Service, Inc. ("Moody's") (collectively, the "Rating Agencies").

MBIA, formerly known as Municipal Bond Investors Assurance Corporation, is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA is domiciled in the State of New York and licensed to do business in all 50 states and the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. The claims-paying ability of MBIA is rated "AAA" by S&P and Fitch and "Aaa" by Moody's.

GOVERNMENT SECURITIES

The Fund may invest in securities guaranteed by an agency or instrumentality of the United States government. These agencies include Federal National Mortgage Association and Federal Housing Administration (FHA). In the case of a default on a FHA security, the outstanding balance is subject to an assignment fee and interest payments may be delayed. This will reduce the return to the Fund.

--------------------------------------------------------------------------------
182 -- Statement of Additional Information - Jan. 27, 2006

                                                                      APPENDIX D

                               S&P 500 INDEX FUND

                 ADDITIONAL INFORMATION ABOUT THE S&P 500 INDEX

The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which are determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Fund shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN (THE S&P INDEX) AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


                                                                 S-6500 F (1/06)


--------------------------------------------------------------------------------
183 -- Statement of Additional Information - Jan. 27, 2006

INVESTMENTS IN SECURITIES
RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND
NOV. 30, 2005
(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

MUNICIPAL BONDS (95.3%)

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
ALABAMA (1.0%)
Alabama Public School & College Authority
  Revenue Bonds
  Capital Improvement
  Series 1999D (FSA)
   08-01-18                                                      5.50%   $11,195,000           $12,004,398
City of Birmingham
  Limited General Obligation Bonds
  Series 1999B
   06-01-24                                                      5.25      3,000,000             3,212,910
City of Huntsville
  Unlimited General Obligation
  Refunding Warrants
  Series 2002D
   11-01-14                                                      5.50      3,425,000             3,786,338
City of Mobile
  Unlimited General Obligation Warrants
  Series 2001 (AMBAC)
   02-15-12                                                      4.75      1,000,000             1,048,570
County of Jefferson
  Revenue Bonds
  Series 2004A
   01-01-22                                                      5.50      8,750,000             9,367,050
   01-01-23                                                      5.25      7,500,000             7,876,950
                                                                                               -----------
Total                                                                                           37,296,216
----------------------------------------------------------------------------------------------------------

ALASKA (0.1%)
Alaska Energy Authority
  Refunding Revenue Bonds
  Bradley Lake
  3rd Series 1999 (FSA)
   07-01-14                                                      6.00      2,000,000             2,281,580

ARIZONA (1.5%)
Arizona School Facilities Board
  Prerefunded Revenue Bonds
  State School Improvement
  Series 2002
   07-01-14                                                      5.25      4,100,000             4,485,154
Maricopa County
  Revenue Bonds
  Sun Health Corporation Series 2005
   04-01-25                                                      5.00%   $ 5,195,000           $ 5,175,519
Maricopa County Elementary School
  District #3 - Tempe Elementary
  Unlimited General Obligation Refunding Bonds
  Series 2001 (FSA)
   07-01-12                                                      5.00      1,240,000             1,331,760
Maricopa County Industrial Development Authority
  Revenue Bonds
  Advantage Point Projects
  Series 1996B Escrowed to Maturity
   07-01-26                                                      7.38      2,060,000             2,149,260
Maricopa County Industrial Development Authority
  Revenue Bonds
  Catholic Healthcare West
  Series 2004A
   07-01-23                                                      5.38      2,500,000             2,610,675
   07-01-26                                                      5.50      5,000,000             5,239,850
Mesa
  Prerefunded Revenue Bonds
  Series 2004 (FSA)
   07-01-23                                                      5.13      3,800,000             4,150,778
Peoria Municipal Development Authority
  Refunding Revenue Bonds
  Series 2003 (AMBAC)
   07-01-09                                                      5.00      3,335,000             3,509,554
Phoenix Civic Improvement Corporation
  Refunding Revenue Bonds
  Junior Lien
  Series 2001 (FGIC)
   07-01-12                                                      5.00      1,800,000             1,933,200
Phoenix Civic Improvement Corporation
  Revenue Bonds
  Civic Plaza Expansion Project
  Series 2005A (FGIC)
   07-01-41                                                      5.00      6,000,000             6,198,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
ARIZONA (CONT.)
Phoenix Civic Improvement Corporation
  Revenue Bonds
  Series 2003A (MBIA)
   07-01-09                                                      5.00%    $1,585,000           $ 1,667,959
   07-01-19                                                      5.00      2,000,000             2,105,460
Pima County Industrial Development Authority
  Refunding Revenue Bonds
  Horizon Community Learning Center
  Series 2005
   06-01-35                                                      5.25     10,660,000            10,412,581
Tucson
  Refunding Revenue Bonds
  Series 2002 (FGIC)
   07-01-12                                                      5.50      1,345,000             1,483,414
   07-01-13                                                      5.50      2,380,000             2,668,932
   07-01-14                                                      5.50      1,500,000             1,669,530
                                                                                                ----------
Total                                                                                           56,791,626
----------------------------------------------------------------------------------------------------------

ARKANSAS (0.6%)
Arkansas Development Finance Authority
  Revenue Bonds
  Mortgage-backed Securities
  Program Series 2003B (GNMA/FNMA) A.M.T.
   01-01-29                                                      5.00      1,520,000             1,536,173
Arkansas Development Finance Authority
  Revenue Bonds
  Series 2001 II Inverse
  Floater (GNMA/FNMA) A.M.T.
   07-01-33                                                      9.45      1,835,000(g)          1,886,857
County of Washington
  Refunding Revenue Bonds
  Regional Medical Center
  Series 2005B
   02-01-30                                                      5.00      5,000,000             4,930,650
County of Washington
  Revenue Bonds
  Construction Regional Medical Center
  Series 2005A
   02-01-35                                                      5.00      5,250,000             5,131,454
Independence County
  Refunding Revenue Bonds
  Entergy Arkansas Project
  Series 2005
   01-01-21                                                      5.00      2,000,000             2,023,540
University of Arkansas
  Revenue Bonds
  Fayetteville Campus
  Series 2002 (FGIC)
   12-01-09                                                      5.00%    $2,695,000           $ 2,850,448
   12-01-10                                                      5.00      2,505,000             2,672,084
                                                                                                ----------
Total                                                                                           21,031,206
----------------------------------------------------------------------------------------------------------

CALIFORNIA (19.1%)
Abag Finance Authority for Nonprofit Corporations
  Certificate of Participation
  National Center for International Schools Project
  Series 1996
   05-01-26                                                      7.38      8,000,000             8,195,840
Abag Finance Authority for Nonprofit Corporations
  Revenue Bonds
  San Diego Hospital Association
  Series 2001A
   08-15-20                                                      6.13      3,750,000             4,068,000
California Health Facilities Financing Authority
  Revenue Bonds
  Catholic Healthcare West
  Series 2004G
   07-01-23                                                      5.25      4,790,000             4,960,285
California Health Facilities Financing Authority
  Revenue Bonds
  Lucile Salter Packard Hospital
  Series 2003C (AMBAC)
   08-15-25                                                      5.00      6,340,000             6,573,058
California Health Facilities Financing Authority
  Revenue Bonds
  Residual Certificates
  Series 2000-202 Inverse Floater (MBIA)
   07-01-10                                                     10.88      3,660,000(g)          4,029,697
California Health Facilities Financing Authority
  Revenue Bonds
  Sutter Health
  Series 1999A (MBIA)
   08-15-28                                                      5.35      7,000,000             7,406,700
California Pollution Control Financing Authority
  Revenue Bonds
  Waste Management Project
  Series 2005A-2 A.M.T.
   04-01-25                                                      5.40      7,500,000             7,769,325

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
CALIFORNIA (CONT.)
California State Department of Transportation
  Anticipation Revenue Bonds
  Federal Highway Grant
  Series 2004A (FGIC)
   02-01-12                                                      5.00%   $ 9,000,000           $ 9,684,540
California State Department of Water Resources
  Revenue Bonds
  Series 2002A (MBIA)
   05-01-10                                                      5.25     14,500,000            15,551,685
   05-01-15                                                      6.00      3,000,000             3,454,680
California Statewide Communities Development Authority
  Certificate of Participation
  Series 1993 Escrowed to Maturity (AMBAC)
   10-01-11                                                      5.60     44,800,000            48,310,527
California Statewide Communities Development Authority
  Revenue Bonds
  Daughters of Charity Health
  Series 2005A
   07-01-39                                                      5.00      8,750,000             8,595,913
California Statewide Communities Development Authority
  Revenue Bonds
  Kaiser Permanente
  Series 2004E
   04-01-32                                                      3.88      7,000,000             7,003,850
California Statewide Communities Development Authority
  Revenue Bonds
  Sutter Health
  Series 2002B
   08-15-28                                                      5.50      4,000,000             4,181,920
City of Chula Vista
  Revenue Bonds
  San Diego Gas
  Series 2005B A.M.T.
   12-01-27                                                      5.00      3,000,000(c)          3,005,340
City of Long Beach
  Revenue Bonds
  Series 2000A (FGIC) A.M.T.
   05-15-23                                                      5.25     15,195,000            15,879,839
City of Los Angeles
  Revenue Bonds
  Series 2003A (FSA)
   02-01-13                                                      5.00      4,450,000             4,822,198
City of San Diego
  Revenue Bonds
  Water/Utility Fund
  Net System Revenue
  Series 1998 (FGIC)
   08-01-17                                                      5.00%   $ 5,000,000           $ 5,238,150
City of San Jose
  Revenue Bonds
  Series 2001A (FGIC)
   03-01-31                                                      5.00      5,690,000             5,789,177
City of San Jose
  Unlimited General Obligation Bonds
  Libraries & Public Safety Project
  Series 2005 (MBIA)
   09-01-35                                                      4.50      2,530,000             2,417,997
Contra Costa County
  Revenue Bonds
  Cypress Meadows Project
  Series 1998E A.M.T.
   09-01-28                                                      7.00        591,596(b),(l)        177,479
Contra Costa Water District
  Refunding Revenue Bonds
  Series 2003M (FSA)
   10-01-16                                                      5.00      6,650,000             7,143,364
Coronado Community Development Agency
  Tax Allocation Bonds
  Coronado Community Development Project
  Series 2005 (AMBAC)
   09-01-35                                                      5.00      4,500,000             4,608,450
Golden State Tobacco Securitization Corporation
  Enhanced Asset-backed Revenue Bonds
  Series 2005A
   06-01-19                                                      5.00      2,500,000             2,580,650
   06-01-45                                                      5.00      5,520,000             5,503,606
Golden State Tobacco Securitization Corporation
  Prerefunded Enhanced Asset-backed Revenue Bonds
  Series 2003B (FGIC)
   06-01-33                                                      5.50      5,000,000             5,535,750
Golden State Tobacco Securitization Corporation
  Revenue Bonds
  Series 2003A-1
   06-01-33                                                      6.25      5,265,000             5,709,787
   06-01-39                                                      6.75      5,750,000             6,414,355
   06-01-40                                                      6.63      5,100,000             5,632,797

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
CALIFORNIA (CONT.)
Lake Elsinore Public Financing Authority
  Revenue Bonds
  Series 1997F
   09-01-20                                                      7.10%   $ 7,030,000           $ 7,488,918
Livermore-Amador Valley Water Management Agency
  Revenue Bonds
  Series 2001A (AMBAC)
   08-01-31                                                      5.00      4,000,000             4,094,640
Los Angeles County Sanitation Districts Financing Authority
  Revenue Bonds
  Capital Project
  Series 2003A (FSA)
   10-01-13                                                      5.00      3,500,000             3,803,940
Los Angeles Department of Water & Power
  Revenue Bonds
  Series 2003A (FGIC)
   07-01-43                                                      5.00     11,750,000            12,020,250
Los Angeles Unified School District
  Unlimited General Obligation Bonds
  Election of 1997
  Series 2002E (MBIA)
   01-01-27                                                      5.13     15,500,000            16,315,454
Los Angeles Unified School District
  Unlimited General Obligation Bonds
  Series 2000 Inverse Floater (FGIC)
   07-01-18                                                     10.55      3,330,000(g)          4,282,313
Los Angeles Unified School District
  Unlimited General Obligation Refunding Bonds
  Series 2002 (MBIA)
   07-01-15                                                      5.75      5,000,000             5,741,500
   07-01-16                                                      5.75      5,000,000             5,752,850
Modesto Irrigation District
  Refunding Certificate of Participation
  Capital Improvements
  Series 2003A (MBIA)
   07-01-18                                                      5.00      1,610,000             1,702,382
Northern California Power Agency
  Prerefunded Revenue Bonds
  Geothermal Project #3
  Series 1987A
   07-01-09                                                      5.00     13,535,000            14,146,917
Palomar Pomerado Health
  Unlimited General Obligation Bonds
  Election of 2004
  Series 2005A (AMBAC)
   08-01-29                                                      4.50      6,665,000             6,475,514
Port of Oakland
  Revenue Bonds
  Series 2000A Inverse Floater (FGIC) A.M.T.
   11-01-15                                                     10.86%   $ 2,210,000(g)        $ 2,685,172
Port of Oakland
  Revenue Bonds
  Series 2000B Inverse Floater (FGIC) A.M.T.
   11-01-16                                                     10.86      2,000,000(g)          2,410,040
San Diego Unified School District
  Series 2000A Inverse Floater
   07-01-20                                                      9.04      3,180,000(g)          3,752,559
San Diego Unified School District
  Series 2000B Inverse Floater
   07-01-21                                                      9.02      1,865,000(g)          2,200,085
San Diego Unified School District
  Series 2000C Inverse Floater
   07-01-22                                                      9.04      1,370,000(g)          1,616,751
San Diego Unified School District
  Unlimited General Obligation Bonds
  1998 Election
  Series 2002D (FGIC)
   07-01-27                                                      5.00      8,000,000             8,548,240
San Diego Unified School District
  Unlimited General Obligation Bonds
  1998 Election
  Series 2003E (FSA)
   07-01-18                                                      5.25      6,250,000             6,845,875
San Diego Unified School District
  Unlimited General Obligation Bonds
  1998 Election
  Series 2004F (FSA)
   07-01-29                                                      5.00      7,000,000             7,251,440
San Francisco City & County Airports Commission
  Revenue Bonds
  2nd Series 2000-26A (FGIC) A.M.T.
   05-01-22                                                      5.25     14,150,000            14,841,652
San Francisco City & County Airports Commission
  Series 2000A Inverse Floater A.M.T.
   05-01-14                                                     10.85      1,080,000(g)          1,347,116
San Francisco City & County Airports Commission
  Series 2000B Inverse Floater A.M.T.
   05-01-15                                                     10.82      1,150,000(g)          1,426,311
San Francisco City & County Airports Commission
  Series 2000C Inverse Floater A.M.T.
   05-01-16                                                     11.20      1,220,000(g)          1,519,095

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
CALIFORNIA (CONT.)
San Francisco State Building Authority
  Revenue Bonds
  San Francisco Civic Center Complex
  Series 1996A (AMBAC)
   12-01-16                                                      5.25%   $10,150,000           $10,553,767
San Jose Redevelopment Agency
  Refunding Tax Allocation Bonds
  Merged Area Redevelopment Project
  Series 2004A (MBIA)
   08-01-18                                                      4.54      5,000,000             5,080,300
San Jose Redevelopment Agency
  Tax Allocation Bonds
  Merged Area Redevelopment Project
  Series 2003 (FGIC)
   08-01-33                                                      4.90      5,000,000             5,056,950
South Placer Wastewater Authority
  Prerefunded Revenue Bonds
  Series 2000A (FGIC)
   11-01-23                                                      5.25     11,060,000            12,091,677
State of California
  Prerefunded Unlimited General Obligation Bonds
  Series 2000
   06-01-19                                                      5.50      1,770,000             1,922,769
   10-01-25                                                      5.38      4,115,000             4,471,565
State of California
  Unlimited General Obligation Bonds
  Residual Certificates
  Series 1999-195 Inverse Floater (MBIA)
   12-01-16                                                     10.87      5,410,000(g)          7,067,678
State of California
  Unlimited General Obligation Bonds
  Series 2000 (MBIA)
   09-01-13                                                      5.25     12,500,000            13,526,375
State of California
  Unlimited General Obligation Bonds
  Series 2001
   03-01-31                                                      5.13      7,500,000             7,709,025
   06-01-31                                                      5.13     20,000,000            20,582,199
State of California
  Unlimited General Obligation Bonds
  Series 2003
   02-01-17                                                      5.25     16,735,000            17,896,910
   02-01-21                                                      5.25      2,500,000             2,651,700
   02-01-29                                                      5.25      5,000,000             5,214,500
   02-01-32                                                      5.00      8,835,000             9,014,616
State of California
  Unlimited General Obligation Bonds
  Series 2003 (FGIC)
   11-01-20                                                      5.25%   $ 2,275,000           $ 2,453,224
State of California
  Unlimited General Obligation Bonds
  Series 2003 (MBIA)
   02-01-26                                                      5.25     15,000,000            15,906,749
State of California
  Unlimited General Obligation Bonds
  Series 2004
   03-01-14                                                      5.25      5,830,000             6,375,397
   03-01-28                                                      5.00     15,470,000            15,887,690
   04-01-29                                                      5.30      5,590,000             5,901,195
   02-01-33                                                      5.00     11,140,000            11,371,155
State of California
  Unlimited General Obligation Bonds
  Series 2004 (FGIC)
   02-01-33                                                      5.00      2,500,000             2,568,925
State of California
  Unlimited General Obligation Bonds
  Series 2004A
   01-01-11                                                      5.25      8,225,000             8,864,658
   07-01-14                                                      5.25      9,980,000            10,945,765
State of California
  Unlimited General Obligation Bonds
  Series 2004A (FGIC)
   07-01-17                                                      5.00     12,550,000            13,357,844
State of California
  Unlimited General Obligation Bonds
  Various Purpose
  Series 2003
   11-01-16                                                      5.25      4,835,000             5,200,284
   11-01-22                                                      5.00      5,000,000             5,188,150
   11-01-23                                                      5.13      5,000,000             5,232,850
   11-01-24                                                      5.13      8,000,000             8,356,240
State of California
  Unlimited General Obligation Bonds
  Zero Coupon
  Series 1991-33 (MBIA)
   10-01-11                                                      3.83     20,800,000(d)         16,696,783

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
CALIFORNIA (CONT.)
State of California
  Unrefunded Unlimited General Obligation Bonds
  Series 2000
   06-01-19                                                      5.50%   $ 6,695,000          $  7,215,001
   12-01-23                                                      5.25      1,860,000             1,962,486
   10-01-25                                                      5.38        885,000               936,640
State of California
  Prerefunded Unlimited General Obligation Bonds
  Series 2000 (MBIA)
   12-01-21                                                      5.25      2,285,000             2,478,562
State of California
  Unrefunded Unlimited General Obligation Bonds
  Series 2000 (MBIA)
   12-01-21                                                      5.25      1,865,000             1,985,964
Tobacco Securitization Authority of Northern California
  Prerefunded Asset-backed Revenue Bonds
  Series 2001A
   06-01-41                                                      5.38      2,830,000             2,832,434
Tobacco Securitization Authority of Southern California
  Asset-backed Revenue Bonds
  Series 2002A
   06-01-43                                                      5.63      4,050,000             4,134,200
Turlock Irrigation District
  Certificate of Participation
  Series 2003A (MBIA)
   01-01-33                                                      5.00      4,450,000             4,572,509
University of California
  Refunding Revenue Bonds
  Multiple Purpose Projects
  Series 1997E (MBIA)
   09-01-22                                                      5.13     10,000,000            10,377,500
University of California
  Revenue Bonds
  Series 2003A (AMBAC)
   05-15-19                                                      5.13     15,000,000            16,017,149
   05-15-20                                                      5.13      6,965,000             7,428,103
University of California
  Revenue Bonds
  Series 2003B (AMBAC)
   05-15-16                                                      5.25     10,265,000            11,194,188
Walnut Energy Center Authority
  Revenue Bonds
  Series 2004A (AMBAC)
   01-01-29                                                      5.00      9,365,000             9,621,226
   01-01-34                                                      5.00      5,745,000             5,882,708
West Sacramento Financing Authority
  Special Tax Bonds
  Series 1999F
   09-01-29                                                      6.10%   $ 4,900,000          $  5,021,079
Western Hills Water District
  Special Tax Bonds
  Diablo Grande Community Facilities #1
  Series 2001
   09-01-31                                                      6.88        500,000               523,630
                                                                                              ------------
Total                                                                                          705,844,292
----------------------------------------------------------------------------------------------------------

COLORADO (2.3%)
Adams County School District #12
  Unlimited General Obligation Bonds
  Adams 12 Five Star Schools
  Series 2002A (FSA)
   12-15-10                                                      5.25      3,255,000             3,510,810
Aurora Centretech Metropolitan District
  Prerefunded Unlimited General Obligation Bonds
  Series 1993B
   12-01-23                                                     14.71      5,699,785(k)         10,262,121
Colorado Health Facilities Authority
  Revenue Bonds
  Evangelical Lutheran
  Series 2005
   06-01-23                                                      5.25      1,200,000             1,249,104
   06-01-29                                                      5.00      4,250,000             4,263,728
Colorado Housing & Finance Authority
  Revenue Bonds
  Single Family Mortgage
  Series 2003A-3 A.M.T.
   05-01-32                                                      5.15      3,500,000             3,512,635
Denver City & County
  Prerefunded Revenue Bonds
  Colorado Convention Center Project
  Series 2001A (FSA)
   09-01-12                                                      5.00      5,000,000             5,348,500
Denver Urban Renewal Authority
  Tax Allocation Bonds
  Downtown Denver
  Series 1989A A.M.T.
   09-01-15                                                      8.00     11,975,000            12,373,887
   09-01-16                                                      8.00      1,785,000             1,844,333
   09-01-17                                                      8.00      1,930,000             1,993,999

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
COLORADO (CONT.)
Denver West Metropolitan District
  Unlimited General Obligation
  Refunding & Improvement Bonds
  Series 1995
   12-01-14                                                      7.00%   $ 3,855,000           $ 3,912,671
GVR Metropolitan District
  Unlimited General Obligation Refunding Bonds
  Series 1991 Escrowed to Maturity
   12-01-06                                                     10.95      1,385,000(m)          1,727,026
GVR Metropolitan District
  Unlimited General Obligation Refunding Bonds
  Series 1995B Escrowed to Maturity
   12-01-06                                                     11.00        580,000               602,295
Loveland Special Improvement
  District #1 Special Assessment Bonds
  Series 2000
   07-01-29                                                      7.50      5,940,000(l)          6,053,513
Lowry Economic Redevelopment Authority
  Revenue Bonds
  Series 1996
   12-01-10                                                      7.80     10,600,000            11,033,434
Lowry Economic Redevelopment Authority
  Revenue Bonds
  Series 1998A
   12-01-10                                                      7.30      2,100,000             2,175,894
North Range Metropolitan District #1
  Limited General Obligation Bonds
  Series 2001
   12-15-31                                                      7.25     10,300,000            10,710,146
University of Colorado
  Revenue Bonds
  Series 2002A (FGIC)
   06-01-12                                                      5.00      3,300,000             3,543,474
                                                                                               -----------
Total                                                                                           84,117,570
----------------------------------------------------------------------------------------------------------

CONNECTICUT (1.2%)
State of Connecticut
  Prerefunded Unlimited General Obligation Bonds
  Series 2001D
   11-15-15                                                      5.13      2,500,000             2,695,400
State of Connecticut
  Prerefunded Unlimited General Obligation Bonds
  Series 2002B
   06-15-16                                                      5.50      7,900,000             8,679,414
State of Connecticut
  Unlimited General Obligation Bonds
  Series 2001G
   12-15-10                                                      5.00%   $ 6,660,000           $ 7,107,352
State of Connecticut
  Unlimited General Obligation Bonds
  Series 2002C
   12-15-18                                                      5.50      2,380,000             2,601,864
State of Connecticut
  Unlimited General Obligation Bonds
  Series 2003A
   04-15-09                                                      5.00      5,000,000             5,253,500
State of Connecticut
  Unlimited General Obligation Refunding Bonds
  Series 2001E
   11-15-15                                                      5.13      6,875,000             7,336,656
State of Connecticut
  Unlimited General Obligation Refunding Bonds
  Series 2002E (FSA)
   11-15-14                                                      5.38      8,990,000             9,829,666
                                                                                               -----------
Total                                                                                           43,503,852
----------------------------------------------------------------------------------------------------------

DELAWARE (0.1%)
Garnet Valley School District
  Unlimited General Obligation Bonds
  Series 2001A (FGIC)
   02-15-25                                                      5.00      2,000,000             2,062,780
----------------------------------------------------------------------------------------------------------

DISTRICT OF COLUMBIA (0.7%)
District of Columbia
  Revenue Bonds
  Georgetown University
  Series 1988D (MBIA)
   04-01-14                                                      5.25      4,100,000             4,303,852
Metropolitan Washington Airports Authority
  Revenue Bonds
  Series 2001A (MBIA) A.M.T.
   10-01-27                                                      5.50     13,790,000            14,558,241
Washington Convention Center Authority
  Revenue Bonds
  Senior Lien
  Series 1998 (AMBAC)
   10-01-15                                                      5.25      4,940,000             5,178,207
                                                                                               -----------
Total                                                                                           24,040,300
----------------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
FLORIDA (3.8%)
Bonita Springs-Vasari Community Development District
  Revenue Bonds
  Capital Improvement
  Series 2001B
   05-01-09                                                      6.20%   $ 2,085,000           $ 2,107,685
Brevard County Health Facilities Authority
  Revenue Bonds
  Health First Incorporated Project
  Series 2005
   04-01-24                                                      5.00      5,000,000(c)          5,068,100
   04-01-34                                                      5.00      4,250,000(c)          4,198,915
Charlotte County Development Authority
  Refunding Revenue Bonds
  Royal Palm Centre II
  Series 1991
   03-01-14                                                      9.50      2,875,000             2,889,605
City of Lakeland
  Revenue Bonds
  Lakeland Regional Health Systems
  Series 2002
   11-15-32                                                      5.50      9,400,000             9,893,500
Collier County School Board
  Prerefunded Certificate of Participation
  Series 2002 (FSA)
   02-15-17                                                      5.38      5,000,000             5,474,050
Collier County Water-Sewer District
  Refunding Revenue Bonds
  Series 2003B (FSA)
   07-01-15                                                      5.00      4,125,000             4,414,328
County of Miami-Dade
  Unlimited General Obligation Bonds
  Building Better Communities Program
  Series 2005 (FGIC)
   07-01-33                                                      5.00      7,000,000             7,258,510
Crossings at Fleming Island Community Development District
  Revenue Bonds
  Series 1994
   10-01-19                                                      7.38     10,770,000            11,039,572
Double Branch Community Development District
  Special Assessment Bonds
  Series 2002B-1
   05-01-07                                                      5.60         70,000                70,062
Florida State Board of Education
  Unlimited General Obligation Bonds
  Public Education
  Series 2003I
   06-01-09                                                      5.00%   $ 9,200,000           $ 9,692,752
Florida State Board of Education
  Unlimited General Obligation Bonds
  Series 2002B
   01-01-14                                                      5.38     11,650,000            12,702,460
Florida State Board of Education
  Unlimited General Obligation Refunding Bonds
  Capital Outlay
  Series 2002D
   06-01-11                                                      5.00      7,295,000             7,814,550
Florida State Department of Environmental Protection
  Revenue Bonds
  Florida Forever
  Series 2001B (MBIA)
   07-01-10                                                      5.00      6,575,000             6,988,173
Florida State Division of Bond Finance
  Refunding Revenue Bonds
  Department of Environmental Protection
  Series 1997B (AMBAC)
   07-01-12                                                      6.00      2,500,000             2,831,100
Grand Haven Community Development District
  Special Assessment Bonds
  Series 2002
   11-01-07                                                      6.13        485,000               487,537
Greyhawk Landing Community Development District
  Special Assessment Bonds
  Series 2002B
   05-01-09                                                      6.25        500,000               507,600
Harbor Bay Community Development District
  Special Assessment Bonds
  Series 2001B
   05-01-10                                                      6.35      5,665,000             5,805,152
Heritage Harbor South Community Development District
  Special Assessment Bonds
  Capital Improvement
  Series 2002B
   11-01-08                                                      5.40      1,625,000             1,619,735
Highlands County Health Facilities Authority
  Revenue Bonds
  Hospital-Adventist Health
  Series 2005D
   11-15-35                                                      5.00      8,550,000             8,576,334

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
FLORIDA (CONT.)
Highlands County Health Facilities Authority
  Revenue Bonds
  Hospital-Adventist Health
  Series 2002B
   11-15-23                                                      5.25%   $10,300,000          $ 10,687,692
Orange County
  Revenue Bonds
  Series 2000 (AMBAC)
   10-01-15                                                      5.63      8,000,000             8,638,480
Palm Beach County School Board
  Prerefunded Certificate of Participation
  Series 2001A (AMBAC)
   08-01-19                                                      5.50      3,500,000             3,865,960
Parklands West Community Development District
  Special Assessment Bonds
  Series 2001B
   05-01-06                                                      6.00         40,000                40,057
Renaissance Communications Development District
  Special Assessment Bonds
  Series 2002B
   05-01-08                                                      6.25      1,770,000             1,790,691
Reunion East Community Development District
  Special Assessment Bonds
  Series 2002B
   11-01-07                                                      5.90      1,000,000             1,007,980
Tampa Bay Water Utility System
  Refunding & Improvement Revenue Bonds
  Series 2001A (FGIC)
   10-01-12                                                      4.50      5,000,000             5,196,950
Waterchase Community Development District
  Revenue Bonds
  Series 2001B
   05-01-08                                                      5.90        170,000               170,604
                                                                                              ------------
Total                                                                                          140,838,134
----------------------------------------------------------------------------------------------------------

GEORGIA (1.1%)
City of Atlanta
  Revenue Bonds
  Residual Certificates
  Series 2000 Inverse Floater (FGIC)
   01-01-21                                                     10.14      5,600,000(g)          6,746,096
City of Atlanta
  Revenue Bonds
  Residual Certificates
  Series 2000 Inverse Floater (FGIC) A.M.T.
   01-01-18                                                     11.56      3,720,000(g)          4,544,687
Colquitt County Development Authority
  Revenue Bonds
  Zero Coupon
  Series 1991C Escrowed to Maturity
   12-01-21                                                      6.87%   $46,350,000(d)       $ 21,687,165
Fulton County Development Authority
  Revenue Bonds
  Georgia Tech Athletic Association
  Series 2001 (AMBAC)
   10-01-12                                                      5.50      2,385,000             2,624,907
Fulton County Development Authority
  Revenue Bonds
  Georgia Tech Foundation Funding
  Series 2002A
   11-01-13                                                      5.25      1,105,000             1,197,908
Gwinnett County Water & Sewer Authority
  Revenue Bonds
  Series 2002
   08-01-24                                                      5.25      5,000,000             5,334,700
                                                                                              ------------
Total                                                                                           42,135,463
----------------------------------------------------------------------------------------------------------

HAWAII (1.2%)
Hawaii State Department of Budget & Finance
  Refunding Revenue Bonds
  Electric Company & Subsidiary Project
  Series 2003B (XLCA) A.M.T.
   12-01-22                                                      5.00     12,500,000            12,822,625
Hawaii State Department of Budget & Finance
  Revenue Bonds
  Series 2000 Inverse Floater
  (AMBAC) A.M.T.
   07-01-20                                                     10.65      9,000,000(g)         10,833,030
Honolulu City & County
  Unlimited General Obligation Refunding Bonds
  Inverse Floater
  Series 1993
   09-07-06                                                      7.07     10,000,000(g)         10,302,600
   09-11-08                                                      7.37     10,000,000(g)         11,089,000
                                                                                               -----------
Total                                                                                           45,047,255
----------------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
ILLINOIS (3.3%)
Chicago O'Hare International Airport
  Revenue Bonds
  2nd Lien Passenger Facility
  Series 2001C (AMBAC) A.M.T.
   01-01-11                                                      5.25%   $ 3,260,000           $ 3,449,895
Chicago O'Hare International Airport
  Revenue Bonds
  Series 2001A II Inverse Floater
  (AMBAC) A.M.T.
   01-01-20                                                     10.45      1,885,000(g)          2,249,974
Chicago O'Hare International Airport
  Revenue Bonds
  Series 2001B II Inverse Floater
  (AMBAC) A.M.T.
   01-01-21                                                     10.45      2,070,000(g)          2,463,300
City of Chicago
  Prerefunded Unlimited General Obligation
  Project & Refunding Bonds
  Series 2000C (FGIC)
   01-01-40                                                      5.50      4,930,000             5,389,575
City of Chicago
  Prerefunded Unlimited General Obligation
  Project & Refunding Bonds
  Series 2001A (MBIA)
   01-01-38                                                      5.50        110,000               120,901
City of Chicago
  Unlimited General Obligation Bonds
  Series 2004A (FSA)
   01-01-19                                                      5.25      5,000,000             5,380,950
City of Chicago
  Unlimited General Obligation
  Project & Refunding Bonds
  Series 2001A (MBIA)
   01-01-31                                                      5.00      4,000,000             4,094,440
City of Chicago
  Unrefunded Unlimited General Obligation
  Project & Refunding Bonds
  Series 2000C (FGIC)
   01-01-40                                                      5.50      2,940,000             3,133,070
City of Chicago
  Unrefunded Unlimited General Obligation
  Project & Refunding Bonds
  Series 2001A (MBIA)
   01-01-38                                                      5.50     10,890,000            11,649,469
County of Cook
  Prerefunded Unlimited General Obligation Bonds
  Capital Improvement
  Series 1999A (FGIC)
   11-15-16                                                      5.25%   $ 3,000,000           $ 3,231,780
Gilberts Special Service Area #9
  Special Tax Bonds
  Big Timber Project
  Series 2001
   03-01-30                                                      7.88      3,407,000             4,165,841
Illinois Finance Authority
  Refunding Revenue Bonds
  Commonwealth Edison Company
  Series 1994 (AMBAC)
   01-15-14                                                      5.85      4,500,000             5,071,590
Illinois Finance Authority
  Revenue Bonds
  Adventist Health System/Sunbelt Obligation
  Series 1999
   11-15-20                                                      5.50      3,000,000             3,139,050
Illinois Finance Authority
  Subordinated Revenue Bonds
  Zero Coupon
  Series 1990 Escrowed to Maturity
   04-15-20                                                      7.75     68,000,000(d)         34,469,199
Illinois Health Facilities Authority
  Revenue Bonds
  South Suburban Hospital
  Series 1992 Escrowed to Maturity
   02-15-09                                                      7.00      1,525,000             1,605,856
   02-15-18                                                      7.00      3,025,000             3,680,850
Kane County School District #101 Batavia
  Unlimited General Obligation Bonds
  Building
  Series 1999 (FSA)
   12-30-13                                                      5.25      6,000,000             6,332,820
Metropolitan Pier & Exposition Authority
  Revenue Bonds
  McCormick Place Expansion Project
  Series 2002A (MBIA)
   06-15-42                                                      5.25     13,400,000            14,018,142
State of Illinois
  Unlimited General Obligation Bonds
  1st Series 2000 (MBIA)
   12-01-20                                                      5.40      4,000,000             4,328,000

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
19 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
ILLINOIS (CONT.)
Tinley Park Special Service Area #3
  Special Assessment Bonds
  Series 1988
   12-01-05                                                     10.65%   $   150,000          $    150,000
   12-01-06                                                     10.65        165,000               166,640
   12-01-07                                                     10.65        185,000               188,337
Will County Community Unit School District #365
  Unlimited General Obligations Bonds
  Zero Coupon
  Series 1997B (FSA)
   11-01-16                                                      4.60      3,165,000(d)          1,950,146
                                                                                              ------------
Total                                                                                          120,429,825
----------------------------------------------------------------------------------------------------------

INDIANA (0.7%)
East Chicago Elementary School Building Corporation
  Refunding Revenue Bonds
  1st Mortgage
  Series 1996
   01-05-16                                                      6.25      8,000,000             9,035,359
Indiana Bond Bank
  Revenue Bonds
  State Revolving Fund
  Series 2000B
   08-01-20                                                      5.30      4,000,000             4,288,960
Indiana Housing Finance Authority
  Revenue Bonds
  Series 2001 II Inverse Floater
  (GNMA/FNMA) A.M.T.
   07-01-33                                                     10.24      1,825,000(g)          1,906,943
Indiana Housing Finance Authority
  Revenue Bonds
  Series 2002A (GNMA/FNMA) A.M.T.
   01-01-33                                                      5.45      1,645,000             1,665,398
South Bend Community School Building Corporation
  Revenue Bonds
  1st Mortgage
  Series 2002 (MBIA)
   07-15-19                                                      5.00      3,680,000             3,842,104
St. Joseph County Hospital Authority
  Revenue Bonds
  Memorial Hospital of South Bend
  Series 1980 Escrowed to Maturity
   06-01-10                                                      9.40      1,045,000             1,190,130
Wayne Township School Building Corporation
  Marion County
  Revenue Bonds
  1st Mortgage
  Series 2003A (FGIC)
   01-15-28                                                      5.25%   $ 4,750,000          $  5,011,678
                                                                                              ------------
Total                                                                                           26,940,572
----------------------------------------------------------------------------------------------------------

IOWA (0.3%)
Iowa Finance Authority
  Refunding Revenue Bonds
  Correctional Facility Program
  Series 2002 (MBIA)
   06-15-13                                                      5.38      6,000,000             6,588,840
Iowa Finance Authority
  Revenue Bonds
  Series 2001 II Inverse Floater
  (GMNA/FNMA) A.M.T.
   07-01-33                                                     10.08      2,855,000(g)          2,994,895
Tobacco Settlement Authority of Iowa
  Prerefunded Asset-backed Revenue Bonds
  Series 2001B
   06-01-25                                                      5.30      1,150,000             1,239,746
                                                                                              ------------
Total                                                                                           10,823,481
----------------------------------------------------------------------------------------------------------

KANSAS (0.2%)
Kansas Turnpike Authority Kansas City
  Refunding Revenue Bonds
  Series 2003A (AMBAC)
   09-01-09                                                      4.00      7,730,000             7,877,643
----------------------------------------------------------------------------------------------------------

LOUISIANA (1.6%)
De Soto Parish
  Refunding Revenue Bonds
  International Paper Company Project
  Series 2004A A.M.T.
   11-01-18                                                      5.00      6,935,000             6,882,641
State of Louisiana
  Prerefunded Unlimited General Obligation Bonds
  Series 2004A (AMBAC)
   10-15-16                                                      5.00      9,500,000            10,313,200
State of Louisiana
  Unlimited General Obligation Bonds
  Series 2004A (AMBAC)
   10-15-18                                                      5.00      8,250,000             8,708,700
   10-15-19                                                      5.00      3,000,000             3,157,740

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
20 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT             VALUE(a)
LOUISIANA (CONT.)
Tobacco Settlement Financing Corporation
  Asset-backed Revenue Bonds
  Series 2001B
   05-15-30                                                      5.50%   $ 5,980,000           $ 6,178,596
   05-15-39                                                      5.88     22,925,000            23,963,502
                                                                                               -----------
Total                                                                                           59,204,379
----------------------------------------------------------------------------------------------------------

MAINE (0.1%)
Maine State Housing Authority
  Revenue Bonds
  Series 2003A-2 A.M.T.
   11-15-32                                                      5.00      3,000,000             3,030,690
----------------------------------------------------------------------------------------------------------

MARYLAND (1.2%)
County of Baltimore
  Prerefunded Unlimited General Obligation Bonds
  Metropolitan District
  67th Issue Series 2001
   06-01-12                                                      5.50      3,500,000             3,866,520
County of Baltimore
  Unlimited General Obligation Refunding Bonds
  Metropolitan District
  Series 2002
   09-01-14                                                      5.25      3,215,000             3,499,624
County of Montgomery
  Unlimited General Obligation Bonds
  Consolidated Public Improvement
  Series 2002A
   02-01-11                                                      5.00      8,000,000             8,576,800
County of Montgomery
  Unlimited General Obligation Refunding Bonds
  Series 2002A
   11-01-10                                                      5.00     10,775,000            11,532,482
Howard County
  Prerefunded Unlimited General Obligation Bonds
  Consolidated Public Improvement
  Series 2002A
   08-15-12                                                      5.25      1,020,000             1,112,647
Howard County
  Unrefunded Unlimited General Obligation Bonds
  Consolidated Public Improvement
  Series 2002A
   08-15-12                                                      5.25      6,275,000             6,826,824
State of Maryland
  Unlimited General Obligation Bonds
  State & Local Facilities
  Capital Improvement
  Series 2002A
   03-01-17                                                      5.50%   $ 5,000,000           $ 5,702,450
Washington Suburban Sanitation District
  Unlimited General Obligation Bonds
  Water Supply
  Series 2001
   06-01-12                                                      4.25      4,050,000             4,169,880
                                                                                               -----------
Total                                                                                           45,287,227
----------------------------------------------------------------------------------------------------------

MASSACHUSETTS (4.4%)
City of Boston
  Revenue Bonds
  Series 2004A
   11-01-22                                                      5.00      4,435,000             4,665,886
City of Boston
  Unlimited General Obligation Bonds
  Series 2005A
   01-01-14                                                      5.00      9,000,000             9,731,520
Commonwealth of Massachusetts
  Limited General Obligation Bonds
  Consolidation Loan
  Series 2001D (MBIA)
   11-01-13                                                      6.00     15,000,000            17,157,600
Commonwealth of Massachusetts
  Limited General Obligation Bonds
  Consolidation Loan
  Series 2002A (FGIC)
   01-01-09                                                      5.00     12,370,000            12,953,493
Commonwealth of Massachusetts
  Limited General Obligation Bonds
  Consolidation Loan
  Series 2002E
   01-01-09                                                      5.50      5,000,000             5,296,250
Commonwealth of Massachusetts
  Prerefunded Limited General Obligation Bonds
  Consolidated Loan
  Series 2002C
   11-01-30                                                      5.25     10,000,000            10,854,100

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
21 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
MASSACHUSETTS (CONT.)
Commonwealth of Massachusetts
  Special Obligation Refunding Bonds
  Federal Highway Grant Anticipation Notes
  Series 2003A (FSA)
   12-15-14                                                      5.00%    $2,390,000          $  2,562,104
Commonwealth of Massachusetts
  Unlimited General Obligation Bonds
  Consolidated Loan
  Series 2005A
   03-01-16                                                      5.00      5,000,000             5,342,900
Commonwealth of Massachusetts
  Unlimited General Obligation Bonds
  Consolidated Loan
  Series 2005B
   08-01-14                                                      5.00      4,250,000             4,561,355
Massachusetts Bay Transportation Authority
  Special Assessment Bonds
  Series 2005A
   07-01-25                                                      5.00      8,300,000             8,691,926
   07-01-26                                                      5.00      8,300,000             8,678,729
   07-01-31                                                      5.00      8,000,000             8,282,880
Massachusetts Development Finance Agency
  Prerefunded Revenue Bonds
  Briarwood
  Series 2001B
   12-01-30                                                      8.25      5,000,000             6,066,800
Massachusetts Health & Educational Facilities Authority
  Revenue Bonds
  Harvard University
  Series 2002FF
   07-15-37                                                      5.13      2,500,000             2,589,825
Massachusetts Health & Educational Facilities Authority
  Revenue Bonds
  Massachusetts Institute of Technology
  Series 2004M
   07-01-25                                                      5.25      7,030,000             7,917,467
Massachusetts Industrial Finance Agency
  Revenue Bonds
  Tufts University
  Series 1998H (MBIA)
   02-15-28                                                      4.75      1,750,000             1,761,743
Massachusetts School Building Authority
  Revenue Bonds
  Series 2005A (FSA)
   08-15-22                                                      5.00%    $6,400,000          $  6,741,312
   08-15-24                                                      5.00      5,500,000             5,762,240
   08-15-30                                                      5.00      9,250,000             9,594,840
Massachusetts State Turnpike Authority
  Revenue Bonds
  Series 1997A (MBIA)
   01-01-17                                                      5.13      4,000,000             4,147,360
Massachusetts State Water Pollution Abatement
  Refunding Revenue Bonds
  Pool PG
  Series 2004A
   08-01-16                                                      5.25      5,000,000             5,514,800
Massachusetts Water Resources Authority
  Revenue Bonds
  Series 1992A
   07-15-19                                                      6.50      3,500,000             4,184,040
Massachusetts Water Resources Authority
  Revenue Bonds
  Series 2004D (MBIA)
   08-01-27                                                      4.75      9,000,000             9,149,670
                                                                                              ------------
Total                                                                                          162,208,840
----------------------------------------------------------------------------------------------------------

MICHIGAN (2.9%)
Anchor Bay School District
  Unlimited General Obligation Bonds
  School Building & Site
  Series 2003
  (Qualified School Bond Loan Fund)
   05-01-29                                                      5.00      2,500,000             2,583,950
Detroit
  Revenue Bonds
  Series 2003B (MBIA)
   07-01-32                                                      5.25      5,000,000             5,257,850
Dickinson County Economic Development Corporation
  Refunding Revenue Bonds
  International Paper Company Projects
  Series 2004A
   11-01-18                                                      4.80      5,000,000             4,905,500

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
22 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
MICHIGAN (CONT.)
Howell Public Schools
  Unlimited General Obligation Bonds
  School Building & Site
  Series 2003
  (Qualified School Bond Loan Fund)
   05-01-29                                                      5.00%    $2,855,000           $ 2,950,871
Kalamazoo City School District
  Unlimited General Obligation Bonds
  Building & Site
  Series 2001 (FSA)
   05-01-12                                                      4.40      1,070,000             1,106,359
Michigan Municipal Bond Authority
  Refunding Revenue Bonds
  School Loan
  Series 2003A
   06-01-09                                                      5.25      5,500,000             5,822,795
Michigan Municipal Bond Authority
  Revenue Bonds
  Clean Water Revolving Fund
  Series 2001
   10-01-09                                                      5.00      9,840,000            10,381,297
   10-01-10                                                      5.00      5,195,000             5,530,649
   10-01-14                                                      5.00      4,585,000             4,859,871
Michigan Municipal Bond Authority
  Revenue Bonds
  Clean Water Revolving Fund
  Series 2002
   10-01-15                                                      5.50      5,000,000             5,621,250
Michigan Municipal Bond Authority
  Revenue Bonds
  School District City of Detroit
  Series 2005 (FSA)
   06-01-19                                                      5.00      3,000,000             3,164,580
Michigan Public Power Agency
  Refunding Revenue Bonds
  Belle River Project
  Series 2002A (MBIA)
   01-01-13                                                      5.25      3,780,000             4,121,901
   01-01-14                                                      5.25      5,000,000             5,470,700
Michigan State Building Authority
  Refunding Revenue Bonds
  Facilities Program
  Series 2003 II (MBIA)
   10-15-29                                                      5.00      4,500,000             4,647,330
Michigan State Building Authority
  Revenue Bonds
  State Police Communication System
  Series 2004 (MBIA)
   10-01-13                                                      5.38%    $4,500,000           $ 4,965,840
Michigan State Hospital Finance Authority
  Revenue Bonds
  McLaren Health Care
  Series 2005C
   08-01-35                                                      5.00      6,000,000             6,063,720
Michigan Strategic Fund
  Refunding Revenue Bonds
  Environmental Improvement
  Crown Paper Company
  Series 1997B
   08-01-12                                                      6.25      1,100,000(b),(l)             11
State of Michigan
  Certificate of Participation
  Series 2004A (MBIA)
   09-01-31                                                      4.25      9,250,000             9,409,840
Summit Academy
  Certificate of Participation
  Full Term
  Series 1998
   08-01-18                                                      7.00      1,720,000             1,699,756
Summit Academy North
  Prerefunded Certificate of Participation
  Series 2001
   07-01-30                                                      7.38      4,140,000             4,797,059
Summit Academy North
  Prerefunded Certificate of Participation
  Series 2001B
   07-01-30                                                      8.75      1,020,000             1,238,147
Waverly Community School
  Prerefunded Unlimited General Obligation Bonds
  Series 2000 (FGIC)
   05-01-17                                                      5.25      1,500,000             1,610,055
Wayne County Charter Airport
  Revenue Bonds
  Detroit Metropolitan Airport
  Series 1998B (MBIA)
   12-01-11                                                      5.25      4,040,000             4,278,926

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
23 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
MICHIGAN (CONT.)
Western Michigan University
  Refunding Revenue Bonds
  Series 2003 (MBIA)
   11-15-16                                                      5.00%   $ 2,930,000          $  3,117,403
   11-15-17                                                      5.00      3,020,000             3,202,650
                                                                                              ------------
Total                                                                                          106,808,310
----------------------------------------------------------------------------------------------------------

MINNESOTA (4.4%)
City of Maple Grove
  Revenue Bonds
  North Memorial Health Care
  Series 2005
   09-01-29                                                      5.00      3,000,000             3,041,370
City of Sartell
  Revenue Bonds
  Foundation for Health Care Project
  Series 1999A
   09-01-29                                                      6.63      3,500,000             3,585,470
Edina Independent School District #273
  Unlimited General Obligation Bonds
  Series 2004
   02-01-22                                                      4.25      2,700,000             2,644,218
   02-01-23                                                      4.50      3,000,000             3,034,620
   02-01-24                                                      4.50      2,000,000             2,031,700
Maplewood
  Revenue Bonds
  Care Institute
  Series 1994
   01-01-24                                                      7.75      7,705,000(b),(l)      4,623,000
Minneapolis Special School District #1
  Unlimited General Obligation Refunding Bonds
  Series 2005A (FSA)
  (School District Credit Enhancement Program)
   02-01-15                                                      5.00      5,965,000             6,419,294
Minneapolis-St. Paul Metropolitan Airports Commission
  Refunding Subordinated Revenue Bonds
  Series 2005C (FGIC)
   01-01-25                                                      5.00      5,585,000             5,795,164
   01-01-26                                                      5.00      2,600,000             2,695,862
Minneapolis-St. Paul Metropolitan Airports Commission
  Revenue Bonds
  Series 1999B (FGIC) A.M.T.
   01-01-11                                                      5.50      3,000,000             3,180,390
   01-01-16                                                      5.63      5,000,000             5,300,650
Minnesota State Municipal Power Agency
  Revenue Bonds
  Series 2004A
   10-01-29                                                      5.13%   $ 2,000,000          $  2,057,760
Richfield
  Refunding Revenue Bonds
  Richfield Senior Housing Project
  Series 2004A
   12-01-39                                                      6.63      6,050,000             6,112,497
Shakopee
  Revenue Bonds
  St. Francis Regional Medical Center
  Series 2004
   09-01-25                                                      5.10      5,000,000             5,105,650
Southern Minnesota Municipal Power Agency
  Revenue Bonds
  Capital Appreciation
  Zero Coupon
  Series 1994A (MBIA)
   01-01-22                                                      6.73     17,500,000(d)          8,281,175
   01-01-23                                                      6.80     26,500,000(d)         11,890,020
   01-01-25                                                      6.75     17,500,000(d)          7,042,525
   01-01-26                                                      6.75     17,500,000(d)          6,674,850
Southern Minnesota Municipal Power Agency
  Revenue Bonds
  Series 2002A (AMBAC)
   01-01-17                                                      5.25     15,000,000            16,522,499
St. Paul Housing & Redevelopment Authority
  Revenue Bonds
  Healtheast Project
  Series 2005
   11-15-25                                                      6.00      1,250,000             1,329,713
St. Paul Housing & Redevelopment Authority
  Revenue Bonds
  Lyngblomsten Care Center Housing Project
  Series 1993
   11-01-06                                                      7.13        465,000               472,045
   11-01-17                                                      7.13      2,070,000             2,091,342
St. Paul Housing & Redevelopment Authority
  Revenue Bonds
  Rental - Lyngblomsten Housing Project
  Series 1993
   11-01-24                                                      7.00      2,390,000             2,412,466

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
24 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
MINNESOTA (CONT.)
St. Paul Port Authority
  Revenue Bonds
  Office Building at Cedar Street
  Series 2003
   12-01-23                                                      5.00%   $ 2,540,000          $  2,645,181
   12-01-27                                                      5.13      5,465,000             5,710,706
State of Minnesota
  Unlimited General Obligation Bonds
  Series 2000
   06-01-10                                                      5.50      9,230,000            10,022,580
   11-01-14                                                      5.50     10,000,000            10,814,400
State of Minnesota
  Unlimited General Obligation Bonds
  Series 2001
   10-01-14                                                      5.00      3,940,000             4,197,361
State of Minnesota
  Unlimited General Obligation Bonds
  Series 2005
   10-01-19                                                      5.00      5,500,000             5,901,225
Todd Morrison Cass & Wadena Counties
  United Hospital District
  Unlimited General Obligation Bonds
  Health Care Facilities-Lakewood
  Series 2004
   12-01-34                                                      5.00      4,275,000             4,308,858
Western Minnesota Municipal Power Agency
  Refunding Revenue Bonds
  Series 2003B (MBIA)
   01-01-15                                                      5.00      5,000,000             5,392,950
                                                                                              ------------
Total                                                                                          161,337,541
----------------------------------------------------------------------------------------------------------

MISSISSIPPI (0.7%)
Harrison County Wastewater Management District
  Refunding Revenue Bonds
  Wastewater Treatment Facility
  Series 1986 Escrowed to Maturity
   02-01-15                                                      5.00      4,250,000             4,578,993
State of Mississippi
  Unlimited General Obligation Refunding Bonds
  Series 2001
   09-01-12                                                      5.50     10,000,000            10,958,099
State of Mississippi
  Unlimited General Obligation Refunding Bonds
  Series 2002D
   07-01-16                                                      5.50      7,570,000             8,416,629
                                                                                              ------------
Total                                                                                           23,953,721
----------------------------------------------------------------------------------------------------------

MISSOURI (0.2%)
City of St. Louis
  Refunding Revenue Bonds
  Lambert-St. Louis International
  Series 2003A (FSA)
   07-01-11                                                      5.25%   $ 4,150,000         $   4,466,770
Missouri Housing Development Commission
  Revenue Bonds
  Drivers
  Series 2001 Inverse Floater
  (GNMA/FNMA) A.M.T.
   09-01-33                                                     10.19      1,075,000(g)          1,133,426
                                                                                              ------------
Total                                                                                            5,600,196
----------------------------------------------------------------------------------------------------------

NEBRASKA (0.1%)
Nebraska Public Power District
  Unrefunded Revenue Bonds
  Series 1998A (MBIA)
   01-01-14                                                      5.25        725,000               756,726
Omaha Public Power District
  Revenue Bonds
  Series 1986A Escrowed to Maturity
   02-01-15                                                      6.00      1,370,000             1,556,032
                                                                                              ------------
Total                                                                                            2,312,758
----------------------------------------------------------------------------------------------------------

NEVADA (0.5%)
Clark County Improvement District
  Special Assessment Bonds
  Southern Highlands Area
  Series 1999
   12-01-19                                                      7.50      4,775,000             5,050,613
County of Clark
  Revenue Bonds
  Southwest Gas Corporation Project
  Series 2005A (AMBAC) A.M.T.
   10-01-35                                                      4.85      5,000,000             4,914,500
Director of the State of Nevada
  Department of Business & Industry
  Revenue Bonds
  Capital Appreciation
  Las Vegas Monorail
  Zero Coupon
  Series 2000 (AMBAC)
   01-01-19                                                      5.75      5,105,000(d)          2,739,037
   01-01-23                                                      5.93      5,000,000(d)          2,159,000

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
25 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
NEVADA (CONT.)
Henderson
  Revenue Bonds
  Catholic HealthCare West
  Series 1998
   07-01-26                                                      5.38%   $ 5,000,000          $  5,073,550
                                                                                              ------------
Total                                                                                           19,936,700
----------------------------------------------------------------------------------------------------------

NEW HAMPSHIRE (--%)
New Hampshire Business Finance Authority
  Refunding Revenue Bonds
  Crown Paper Company Project
  Series 1996
   01-01-22                                                      7.75      4,255,000(b),(l)             43
----------------------------------------------------------------------------------------------------------

NEW JERSEY (3.5%)
New Jersey Economic Development Authority
  Prerefunded Revenue Bonds
  School Facilities & Construction
  Series 2003F
   06-15-26                                                      5.00      5,000,000             5,403,150
New Jersey Economic Development Authority
  Prerefunded Revenue Bonds
  School Facilities & Construction
  Series 2004G (AMBAC)
   09-01-21                                                      5.00      7,050,000             7,631,907
New Jersey Economic Development Authority
  Revenue Bonds
  Cigarette Tax
  Series 2004 (FGIC)
   06-15-11                                                      5.00      6,000,000             6,349,740
New Jersey Economic Development Authority
  Revenue Bonds
  Cigarette Tax
  Series 2004 (FSA)
   06-15-10                                                      5.00      7,000,000             7,382,060
New Jersey State Turnpike Authority
  Prerefunded Revenue Bonds
  Series 2000A Escrowed to Maturity (MBIA)
   01-01-11                                                      6.00      3,215,000             3,580,738
New Jersey State Turnpike Authority
  Revenue Bonds
  Series 2000R Inverse Floater (MBIA)
   01-01-13                                                     11.67      4,330,000(g)          6,140,503
New Jersey State Turnpike Authority
  Unrefunded Revenue Bonds
  Series 2000A (MBIA)
   01-01-11                                                      6.00%   $ 7,785,000          $  8,662,992
New Jersey Transportation Trust Fund Authority
  Prerefunded Revenue Bonds
  Transportation System
  Series 2003C
   06-15-24                                                      5.50      6,000,000             6,678,900
New Jersey Transportation Trust Fund Authority
  Revenue Bonds
  Transportation System
  Series 2001C (FSA)
   12-15-12                                                      5.75     25,000,000            27,932,750
New Jersey Transportation Trust Fund Authority
  Revenue Bonds
  Transportation System
  Series 2005D (FSA)
   06-15-20                                                      5.00      4,750,000             5,007,640
Tobacco Settlement Financing Corporation
  Asset-backed Revenue Bonds
  Series 2002
   06-01-32                                                      5.75      7,465,000             7,650,356
   06-01-37                                                      6.00     12,770,000            13,189,878
Tobacco Settlement Financing Corporation
  Revenue Bonds
  Series 2003
   06-01-32                                                      6.38      8,150,000             8,928,570
   06-01-39                                                      6.75      6,250,000             6,972,125
   06-01-43                                                      6.25      4,250,000             4,609,040
University of Medicine & Dentistry of New Jersey
  Revenue Bonds
  Series 2002A (AMBAC)
   12-01-12                                                      5.25      1,705,000             1,865,338
                                                                                              ------------
Total                                                                                          127,985,687
----------------------------------------------------------------------------------------------------------

NEW MEXICO (0.3%)
New Mexico State Highway Commission
  Prerefunded Revenue Bonds
  Sr Sub Lien
  Series 2001A Escrowed to Maturity
   06-15-10                                                      5.00      5,115,000             5,438,064

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
26 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
NEW MEXICO (CONT.)
New Mexico State Highway Commission
  Unrefunded Revenue Bonds
  Sr Sub Lien
  Series 2001A
   06-15-10                                                      5.00%   $ 4,885,000           $ 5,195,637
                                                                                               -----------
Total                                                                                           10,633,701
----------------------------------------------------------------------------------------------------------

NEW YORK (12.2%)
City of New York
  Unlimited General Obligation Bonds
  Series 2000 II Inverse Floater (FGIC)
   05-15-14                                                     11.27      1,790,000(g)          2,382,866
   05-15-15                                                     11.27      1,890,000(g)          2,451,878
   05-15-16                                                     11.28      1,175,000(g)          1,564,524
City of New York
  Unlimited General Obligation Bonds
  Series 2001G (FSA)
   08-01-11                                                      5.25      5,000,000             5,389,350
City of New York
  Unlimited General Obligation Bonds
  Series 2002E
   08-01-16                                                      5.75      8,210,000             9,011,624
City of New York
  Unlimited General Obligation Bonds
  Series 2002E (MBIA)
   08-01-15                                                      5.63      2,000,000             2,197,960
City of New York
  Unlimited General Obligation Bonds
  Series 2003D
   10-15-20                                                      5.25      6,520,000             6,938,062
City of New York
  Unlimited General Obligation Bonds
  Series 2003I
   03-01-27                                                      5.38      8,000,000             8,504,000
City of New York
  Unlimited General Obligation Bonds
  Series 2003J
   06-01-19                                                      5.50     27,500,000            29,685,149
   06-01-28                                                      5.25     10,050,000            10,537,727
City of New York
  Unlimited General Obligation Bonds
  Series 2004C-1
   08-15-21                                                      5.00      3,000,000             3,115,500
City of New York
  Unlimited General Obligation Bonds
  Series 2004D
   11-01-34                                                      5.00%   $ 3,000,000           $ 3,053,820
City of New York
  Unlimited General Obligation Bonds
  Series 2004E (FSA)
   11-01-22                                                      5.00      6,000,000             6,289,680
Metropolitan Transportation Authority
  Refunding Revenue Bonds
  Series 2002A
   01-01-16                                                      5.75      5,000,000             5,626,650
   11-15-32                                                      5.75      5,855,000             6,459,587
Metropolitan Transportation Authority
  Refunding Revenue Bonds
  Series 2002A (AMBAC)
   11-15-19                                                      5.50      4,000,000             4,396,160
Metropolitan Transportation Authority
  Revenue Bonds
  Series 2002A (FSA)
   11-15-26                                                      5.50      4,250,000             4,617,030
Metropolitan Transportation Authority
  Revenue Bonds
  Series 2002B (MBIA)
   01-01-13                                                      5.50     10,160,000            11,255,248
   07-01-13                                                      5.50      2,750,000             3,055,030
Metropolitan Transportation Authority
  Revenue Bonds
  Series 2005A (MBIA)
   11-15-14                                                      5.00      8,940,000             9,683,361
Metropolitan Transportation Authority
  Revenue Bonds
  Series 2005F
   11-15-35                                                      5.00      3,750,000(c)          3,823,500
New York City Health & Hospital Corporation
  Revenue Bonds
  Health Systems
  Series 2002A (FSA)
   02-15-15                                                      5.50      5,255,000             5,689,378
New York City Housing Development Corporation
  Revenue Bonds
  Capital Funding Program
  New York City Housing Authority Program
  Series 2005A (FGIC)
   07-01-25                                                      5.00     10,800,000            11,207,376

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
27 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
NEW YORK (CONT.)
New York City Industrial Development Agency
  Revenue Bonds
  Terminal One Group Association Project
  Series 2005 A.M.T.
   01-01-21                                                      5.50%   $ 6,940,000(c)        $ 7,324,129
   01-01-24                                                      5.50      4,500,000(c)          4,723,425
New York City Municipal Water Finance Authority
  Revenue Bonds
  Series 2002A
   06-15-29                                                      5.00      4,000,000             4,116,560
New York City Municipal Water Finance Authority
  Revenue Bonds
  Series 2003E
   06-15-34                                                      5.00      5,000,000             5,116,400
New York City Municipal Water Finance Authority
  Revenue Bonds
  Series 2004A
   06-15-39                                                      5.00      9,000,000             9,200,430
New York City Transitional Finance Authority
  Revenue Bonds
  Future Tax Secured
  Series 2001B
   02-01-11                                                      5.50      5,000,000             5,440,700
New York City Transitional Finance Authority
  Revenue Bonds
  Future Tax Secured
  Series 2003D
   02-01-31                                                      5.00      4,000,000             4,098,840
New York City Transitional Finance Authority
  Revenue Bonds
  Future Tax Secured
  Series 2003E (MBIA)
   02-01-20                                                      5.25      5,000,000             5,350,000
New York City Transitional Finance Authority
  Revenue Bonds
  Future Tax Secured
  Series 2004C
   02-01-33                                                      5.00      4,255,000             4,360,652
New York City Transitional Finance Authority
  Unrefunded Revenue Bonds
  Future Tax
  Series 2005C
   05-01-25                                                      5.50        375,000               404,711
New York Local Government Assistance Corporation
  Revenue Bonds
  Capital Appreciation
  Zero Coupon
  Series 1993C (MBIA)
   04-01-14                                                      3.65%   $ 4,210,000(d)        $ 3,000,804
New York Mortgage Agency
  Revenue Bonds
  Series 2002A-II Inverse Floater A.M.T.
   04-01-32                                                      9.74      4,965,000(g)          5,306,840
New York Power Authority
  Revenue Bonds
  Series 2000A
   11-15-30                                                      5.25      1,615,000             1,700,272
New York State Dormitory Authority
  Revenue Bonds
  Catholic Health Long Island Obligation Group
  Series 2004
   07-01-27                                                      5.00     15,430,000            15,579,362
New York State Dormitory Authority
  Revenue Bonds
  Consolidated City University System
  2nd General Resolution
  Series 1993A
   07-01-18                                                      5.75      5,500,000             6,200,205
New York State Dormitory Authority
  Revenue Bonds
  Consolidated City University System
  Series 1990D Escrowed to Maturity
   07-01-09                                                      7.00      2,725,000             2,910,627
New York State Dormitory Authority
  Revenue Bonds
  Education
  Series 2005F
   03-15-23                                                      5.00      4,935,000(c)          5,135,312
New York State Dormitory Authority
  Revenue Bonds
  Hospital
  Series 2004A (FHA/FSA)
   02-15-13                                                      5.25      8,840,000             9,610,760
   08-15-13                                                      5.25      4,915,000             5,352,140
New York State Dormitory Authority
  Revenue Bonds
  Mental Health Services Facilities Improvement
  Series 2005B (AMBAC)
   02-15-30                                                      5.00      5,000,000             5,155,800

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
28 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
NEW YORK (CONT.)
New York State Dormitory Authority
  Revenue Bonds
  State University Educational Facilities
  Series 1993A
   05-15-13                                                      5.50%   $24,530,000           $26,724,209
New York State Energy Research & Development Authority
  Revenue Bonds
  New York State Electric & Gas
  Series 1985 (MBIA)
   03-15-15                                                      4.10     13,600,000            13,599,320
New York State Energy Research & Development Authority
  Revenue Bonds
  Residual Certificates
  Series 2000 Inverse Floater (MBIA)
   01-01-21                                                     10.14      7,520,000(g)          8,004,589
New York State Environmental Facilities Corporation
  Revenue Bonds
  New York City Municipal Water Financing Project
  Series 2004
   06-15-26                                                      5.00     13,285,000            13,856,122
New York State Environmental Facilities Corporation
  Revenue Bonds
  Revolving Funds
  New York City Municipal Water Project
  Series 2002B
   06-15-31                                                      5.00      9,000,000             9,267,390
New York State Environmental Facilities Corporation
  Revenue Bonds
  Revolving Funds
  New York City Municipal Water Project
  Series 2002K
   06-15-28                                                      5.00      9,000,000             9,313,740
New York State Environmental Facilities Corporation
  Revenue Bonds
  Revolving Funds
  Series 2003
   06-15-32                                                      5.00      3,500,000             3,615,150
New York State Environmental Facilities Corporation
  Revenue Bonds
  Revolving Funds
  Series 2003B
   06-15-26                                                      5.00     12,210,000            12,663,724
New York State Housing Finance Agency
  Refunding Revenue Bonds
  State University Construction
  Series 1986A Escrowed to Maturity
   05-01-13                                                      6.50%   $ 3,500,000           $ 4,030,110
New York State Thruway Authority
  Revenue Bonds
  Local Highway & Bridge
  Series 2002
   04-01-15                                                      5.50      5,000,000             5,415,000
New York State Thruway Authority
  Revenue Bonds
  Series 2001A (FGIC)
   04-01-11                                                      5.50      7,500,000             8,195,550
New York State Thruway Authority
  Revenue Bonds
  Series 2004A (AMBAC)
   03-15-12                                                      5.25      2,595,000             2,824,398
New York State Thruway Authority
  Revenue Bonds
  Series 2004A (MBIA)
   04-01-19                                                      5.00      4,780,000             5,059,726
New York State Thruway Authority
  Revenue Bonds
  Series 2005G (FSA)
   01-01-24                                                      5.00      4,000,000             4,195,280
   01-01-28                                                      5.00      3,500,000             3,645,845
New York State Urban Development Corporation
  Refunding Revenue Bonds
  Service Contract
  Series 2005 (FSA)
   01-01-17                                                      5.00      9,000,000             9,657,810
Port Authority of New York & New Jersey
  Revenue Bonds
  Consolidated 134th
  Series 2004
   07-15-34                                                      5.00      7,000,000             7,206,920
Port Authority of New York & New Jersey
  Revenue Bonds
  Series 2000 II Inverse Floater (MBIA) A.M.T.
   10-15-21                                                     10.81      3,505,000(g)          3,988,900
Sales Tax Asset Receivables Corporation
  Revenue Bonds
  Series 2004A (MBIA)
   10-15-23                                                      5.00      4,550,000             4,775,544

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
29 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT -- 29

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
NEW YORK (CONT.)
Tobacco Settlement Financing Authority
  Asset-backed Revenue Bonds
  Series 2003A-1
   06-01-16                                                      5.50%   $ 2,500,000          $  2,672,800
Tobacco Settlement Financing Authority
  Revenue Bonds
  Series 2003C-1
   06-01-14                                                      5.50      9,500,000            10,061,260
   06-01-15                                                      5.50      4,525,000             4,839,714
Triborough Bridge & Tunnel Authority
  Refunding Revenue Bonds
  Series 2002B
   11-15-29                                                      5.13      5,415,000             5,670,696
Westchester Tobacco Asset Securitization
  Revenue Bonds
  Series 2005
   06-01-26                                                      5.00      2,750,000             2,637,553
                                                                                              ------------
Total                                                                                          448,944,779
----------------------------------------------------------------------------------------------------------

NORTH CAROLINA (3.1%)
City of Charlotte
  Revenue Bonds
  Series 2002A
   07-01-14                                                      5.50      5,695,000             6,375,382
   07-01-15                                                      5.50      5,155,000             5,799,736
Mecklenburg County
  Unlimited General Obligation Bonds
  Public Improvement
  Series 2001D
   02-01-12                                                      4.00      3,600,000             3,682,728
   02-01-14                                                      4.10      3,600,000             3,674,988
North Carolina Eastern Municipal Power Agency
  Prerefunded Revenue Bonds
  Series 1986A Escrowed to Maturity
   01-01-17                                                      5.00      6,220,000             6,737,566
North Carolina Eastern Municipal Power Agency
  Prerefunded Revenue Bonds
  Series 1988A
   01-01-26                                                      6.00      1,940,000             2,309,861
North Carolina Eastern Municipal Power Agency
  Prerefunded Revenue Bonds
  Series 1989A
   01-01-10                                                      7.50     15,125,000            17,439,277
North Carolina Eastern Municipal Power Agency
  Refunding Revenue Bonds
  Series 1993B
   01-01-07                                                      7.25%   $ 5,000,000          $  5,179,350
   01-01-09                                                      6.13     10,000,000            10,661,900
North Carolina Eastern Municipal Power Agency
  Refunding Revenue Bonds
  Series 2003A
   01-01-11                                                      5.50     15,000,000            16,108,650
North Carolina Eastern Municipal Power Agency
  Revenue Bonds
  Residual Certificates
  Series 2000 Inverse Floater (MBIA)
   01-01-13                                                     10.66      3,330,000(g)          3,759,503
North Carolina Eastern Municipal Power Agency
  Unrefunded Revenue Bonds
  Series 1989A
   01-01-10                                                      7.50     14,035,000            15,891,690
North Carolina Housing Finance Agency
  Revenue Bonds
  Series 2002 II Inverse Floater A.M.T.
   01-01-34                                                      9.66      2,890,000(g)          2,965,140
North Carolina Municipal Power Agency #1 Catawba
  Revenue Bonds
  Series 2003A
   01-01-12                                                      5.50      6,500,000             7,013,565
Raleigh Durham Airport Authority
  Revenue Bonds
  Series 2001A (FGIC)
   11-01-11                                                      5.00      1,900,000             2,027,813
State of North Carolina
  Prerefunded Unlimited General Obligation Bonds
  Public Improvement
  Series 1999A
   03-01-15                                                      5.25      5,000,000             5,370,800
                                                                                              ------------
Total                                                                                          114,997,949
----------------------------------------------------------------------------------------------------------

OHIO (4.6%)
City of Cleveland
  Refunding Revenue Bonds
  Series 2001J (FSA)
   01-01-12                                                      5.38      1,000,000             1,093,160
City of Columbus
  Prerefunded Unlimited General Obligation Bonds
  Series 1999-2
   06-15-15                                                      5.75      2,000,000             2,205,760

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
30 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
OHIO (CONT.)
City of Hamilton
  Refunding Revenue Bonds
  Series 2002A (FSA)
   10-15-25                                                      4.70%   $ 9,500,000           $ 9,525,175
County of Coshocton
  Refunding Revenue Bonds
  Smurfit-Stone Container
  Series 2005
   08-01-13                                                      5.13      4,750,000             4,505,185
County of Cuyahoga
  Refunding Revenue Bonds
  Series 2003A
   01-01-21                                                      6.00      6,000,000             6,702,360
County of Cuyahoga
  Revenue Bonds
  Canton Incorporated Project
  Series 2000
   01-01-30                                                      7.50      1,500,000             1,666,065
County of Montgomery
  Revenue Bonds
  Catholic Health Initiatives
  Series 2004A
   05-01-30                                                      5.00      9,000,000             9,229,320
   05-01-32                                                      5.00      3,250,000             3,328,260
Dayton City School District
  Unlimited General Obligation Bonds
  School Facilities Construction & Improvement
  Series 2003A (FGIC)
   12-01-27                                                      5.00      2,765,000             2,860,946
   12-01-31                                                      5.00      5,000,000             5,154,200
Dayton City School District
  Unlimited General Obligation Bonds
  School Facilities Construction & Improvement
  Series 2003D (FGIC)
   12-01-17                                                      5.00      4,000,000             4,230,120
Franklin County
  Refunding Revenue Bonds
  OhioHealth Corporation
  Series 2003C
   05-15-22                                                      5.25      5,170,000             5,476,529
   05-15-24                                                      5.25      2,625,000             2,765,280
Franklin County
  Refunding Revenue Bonds
  Trinity Health Credit
  Series 2005A
   06-01-20                                                      5.00      3,750,000             3,905,250
Hamilton County Convention Facilities Authority
  Revenue Bonds
  First Lien
  Series 2004 (FGIC)
   12-01-28                                                      5.00%   $ 3,000,000           $ 3,109,140
   12-01-33                                                      5.00      1,500,000             1,543,890
Licking Heights Local School District
  Unlimited General Obligation Bonds
  Series 2004 (FGIC)
   12-01-28                                                      5.00      4,960,000             5,140,445
Ohio Air Quality Development Authority
  Refunding Revenue Bonds
  Pollution Control - Dayton Power
  Series 2005B (FGIC)
   01-01-34                                                      4.80      8,800,000             8,826,488
Ohio Municipal Electric Generation Agency
  Refunding Revenue Bonds
  Joint Venture 5
  Series 2004 (AMBAC)
   02-15-24                                                      4.75      7,230,000             7,372,142
Ohio State Building Authority
  Revenue Bonds
  Adult Correctional Building Fund
  Series 2002B
   04-01-14                                                      5.25     12,000,000            13,123,320
Ohio State Building Authority
  Revenue Bonds
  State Facilities Adult Correction
  Series 2005A (FSA)
   04-01-22                                                      5.00      4,250,000             4,462,925
Ohio State University
  Revenue Bonds
  Series 2002A
   12-01-12                                                      5.25        750,000               821,498
Ohio State University
  Revenue Bonds
  Series 2005A
   06-01-30                                                      4.75     18,385,000            18,524,725
Ohio State Water Development Authority
  Revenue Bonds
  Water Quality
  Series 2004
   12-01-16                                                      5.00      4,250,000             4,553,365

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
31 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
OHIO (CONT.)
State of Ohio
  Unlimited General Obligation Bonds
  Common Schools Capital Facilities
  Series 2001B
   09-15-11                                                      5.25%   $ 6,545,000          $  7,096,351
   09-15-20                                                      5.00      3,780,000             3,981,020
State of Ohio
  Unlimited General Obligation Bonds
  Higher Education
  Series 2005B
   05-01-23                                                      5.00      6,375,000             6,727,091
State of Ohio
  Unlimited General Obligation Bonds
  Highway Capital Improvement
  Series 2002G
   05-01-12                                                      5.25      6,855,000             7,463,930
State of Ohio
  Unlimited General Obligation Bonds
  Highway Capital Improvement
  Series 2005I
   05-01-14                                                      5.00     10,000,000            10,811,300
University of Cincinnati
  Revenue Bonds
  Series 2005A (AMBAC)
   06-01-19                                                      5.00      4,000,000             4,241,880
                                                                                              ------------
Total                                                                                          170,447,120
----------------------------------------------------------------------------------------------------------

OKLAHOMA (0.2%)
Oklahoma Municipal Power Authority
  Revenue Bonds
  Series 2001A (FSA)
   01-01-12                                                      5.00      1,185,000             1,261,255
   01-01-13                                                      5.00      1,020,000             1,079,333
Oklahoma Transportation Authority
  Refunding Revenue Bonds
  2nd Series 2002B (AMBAC)
   01-01-16                                                      5.25      5,000,000             5,389,700
                                                                                              ------------
Total                                                                                            7,730,288
----------------------------------------------------------------------------------------------------------

OREGON (0.6%)
Clackamus Community College District
  Unlimited General Obligation Bonds
  Series 2001 (FGIC)
   06-15-11                                                      5.00      2,250,000             2,411,258
   06-15-12                                                      5.25      1,000,000             1,081,510
Oregon State Department of Administrative Services
  Revenue Bonds
  Series 2003 (FSA)
   09-01-11                                                      5.00%   $ 5,000,000          $  5,357,100
Port of Portland
  Refunding Revenue Bonds
  Portland International Airport
  Series 2001D (FGIC) A.M.T.
   07-01-11                                                      5.25      3,335,000             3,537,868
Salem-Keizer School District #24J
  Prerefunded Unlimited General Obligation Bonds
  Series 1999
   06-01-19                                                      5.00      3,500,000             3,682,770
Umatilla County Hospital Facility Authority
  Revenue Bonds
  Catholic Health Initiatives
  Series 2004A
   05-01-32                                                      5.00      2,255,000             2,301,430
Washington Multnomah & Yamhill Counties
  Ore School District #1J
  Unlimited General Obligation Bonds
  School Improvements
  Series 2001 (MBIA)
   06-01-11                                                      5.00      2,995,000             3,208,304
                                                                                              ------------
Total                                                                                           21,580,240
----------------------------------------------------------------------------------------------------------

PENNSYLVANIA (1.7%)
Beaver County Industrial Development Authority
  Collateralized Refunding Revenue Bonds
  Toledo Edison
  Series 1995A
   05-01-20                                                      7.75     14,000,000            14,377,019
City of Philadelphia
  Revenue Bonds
   1975 General Ordinance
   17th Series 2003 (FSA)
   07-01-09                                                      5.00      7,650,000             8,029,364
Commonwealth of Pennsylvania
  Unlimited General Obligation Refunding Bonds
  Series 2002
   02-01-12                                                      5.50      5,970,000             6,573,686
County of Allegheny
  Unlimited General Obligation Refunding Bonds
  Series 2003C (FSA)
   10-01-09                                                      5.00      3,990,000             4,208,054

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
32 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
PENNSYLVANIA (CONT.)
Delaware River Port Authority
  Refunding Revenue Bonds
  Port District Project
  Series 2001A (FSA)
   01-01-12                                                      5.25%   $ 3,130,000           $ 3,418,273
Lehigh County Industrial Development Authority
  Refunding Revenue Bonds
  PPL Electric Utilities Corporation Project
  Series 2005 (FGIC)
   02-15-27                                                      4.75      7,550,000             7,599,830
Montgomery County Industrial Development Authority
  Revenue Bonds
  Acts Retirement - Life Communities
  Series 1998
   11-15-28                                                      5.25      7,500,000             7,545,150
Pennsylvania State University
  Refunding Revenue Bonds
  Series 2002
   08-15-16                                                      5.25      1,000,000             1,106,000
Philadelphia Authority for Industrial Development
  Revenue Bonds
  Series 2001B (FSA)
   10-01-13                                                      5.50      7,925,000             8,633,971
                                                                                               -----------
Total                                                                                           61,491,347
----------------------------------------------------------------------------------------------------------

PUERTO RICO (1.1%)(f)
Commonwealth of Puerto Rico
  Unlimited General Obligation Bonds
  Public Improvement
  Series 2001 (FSA)
   07-01-16                                                      5.50      2,140,000             2,412,508
Commonwealth of Puerto Rico
  Unlimited General Obligation Bonds
  Public Improvement
  Series 2004A
   07-01-24                                                      5.00      8,000,000             8,083,040
Commonwealth of Puerto Rico
  Unlimited General Obligation Bonds
  Series 1998 (MBIA)
   07-01-23                                                      4.88      5,000,000             5,197,000
Commonwealth of Puerto Rico
  Unlimited General Obligation Refunding Bonds
  Series 2004A
   07-01-30                                                      5.00      6,000,000             6,206,820
Puerto Rico Electric Power Authority
  Revenue Bonds
  Series 1998DD (FSA)
   07-01-13                                                      5.13%   $ 5,000,000           $ 5,295,900
Puerto Rico Housing Finance Corporation
  Revenue Bonds
  Series 2001 Inverse Floater A.M.T.
   12-01-28                                                      9.49      3,020,000(g)          3,118,663
Puerto Rico Public Buildings Authority
  Refunding Revenue Bonds
  Government Facilities
  Series 2004J (AMBAC)
   07-01-36                                                      5.00      3,150,000             3,364,137
Puerto Rico Public Buildings Authority
  Revenue Bonds
  Residual Certificates
  Series 2000 Inverse Floater (FSA)
   07-01-21                                                      9.44      3,120,000(g)          3,541,886
Puerto Rico Public Finance Corporation
  Revenue Bonds
  Commonwealth Appropriation
  Series 2004A (MBIA)
   08-01-29                                                      5.25      3,000,000             3,233,190
                                                                                               -----------
Total                                                                                           40,453,144
----------------------------------------------------------------------------------------------------------

SOUTH CAROLINA (1.0%)
Cherokee County
  Spring City Knitting Company Project
  Series 1979
   09-01-09                                                      7.40      4,160,000             4,475,411
Lexington County
  Revenue Bonds
  Series 2004
   05-01-32                                                      5.50      4,685,000             4,939,255
Richland County School District #2
  Unlimited General Obligation Bonds
  Series 2002B (FGIC)
   02-01-09                                                      5.00      3,000,000             3,150,600
South Carolina Transportation Infrastructure Bank
  Revenue Bonds
  Junior Lien
  Series 2001B (AMBAC)
   10-01-31                                                      5.25     10,000,000            10,499,900

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
33 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
SOUTH CAROLINA (CONT.)
State of South Carolina
  Unlimited General Obligation Bonds
  State Highway
  Series 2001B
   04-01-12                                                      4.50%   $ 6,000,000           $ 6,271,560
State of South Carolina
  Unlimited General Obligation Bonds
  State School Facilities
  Series 2001A
   01-01-10                                                      5.00      2,000,000             2,119,900
Tobacco Settlement Revenue Management Authority
  Revenue Bonds
  Series 2001B
   05-15-22                                                      6.00      5,035,000             5,213,239
                                                                                               -----------
Total                                                                                           36,669,865
----------------------------------------------------------------------------------------------------------

SOUTH DAKOTA (0.2%)
South Dakota Lease Revenue
  Trust Certificates
  Series 1993A (FSA)
   09-01-17                                                      6.70      7,260,000             8,890,015
----------------------------------------------------------------------------------------------------------

TENNESSEE (0.5%)
Metropolitan Government Nashville & Davidson County
  Health & Educational Facilities Board
  Revenue Bonds
  Vanderbilt University
  Series 2005B-3 (MBIA)
   10-01-44                                                      5.00     13,000,000            13,711,230
Shelby County Health Educational
  & Housing Facilities Board
  Revenue Bonds
  St. Jude's Childrens Research
  Series 1999
   07-01-29                                                      5.38      5,000,000             5,193,350
                                                                                               -----------
Total                                                                                           18,904,580
----------------------------------------------------------------------------------------------------------

TEXAS (4.8%)
Aldine Independent School District
  Unlimited General Obligation Refunding Bonds
  Series 2001
  (Permanent School Fund Guarantee)
   02-15-11                                                      5.00      2,000,000             2,131,480
City of Austin
  Refunding Revenue Bonds
  Series 2002 (FSA)
   11-15-14                                                      5.50      3,485,000             3,894,174
City of Corpus Christi
  Limited General Obligation
  Refunding & Improvement Bonds
  Series 2001 (FSA)
   03-01-11                                                      5.00%   $ 3,690,000           $ 3,925,385
   03-01-12                                                      5.00      3,400,000             3,608,556
City of Houston
  Prerefunded Revenue Bonds
  Junior Lien
  Series 2002B (AMBAC)
   12-01-15                                                      5.75      5,000,000             5,561,100
City of Houston
  Revenue Bonds
  Series 2000 II Inverse Floater (FSA) A.M.T.
   07-01-18                                                     10.04      4,350,000(g)          5,087,586
   07-01-19                                                     10.06      2,660,000(g)          3,098,554
City of San Antonio
  Refunding Revenue Bonds
  Series 2003
   02-01-09                                                      5.25     10,000,000            10,533,300
   02-01-10                                                      5.25     10,000,000            10,674,900
City of The Colony
  Unlimited General Obligation Bonds
  Series 1980 Escrowed to Maturity
   08-01-07                                                      9.25      1,000,000             1,093,830
Corpus Christi Business & Job Development Corporation
  Refunding & Improvement Revenue Bonds
  Arena Project
  Series 2002 (AMBAC)
   09-01-25                                                      5.00      3,550,000             3,678,759
Cypress-Fairbanks Independent School District
  Unlimited General Obligation Refunding Bonds
  Schoolhouse
  Series 2002
  (Permanent School Fund Guarantee)
   02-15-10                                                      5.00      5,000,000             5,291,950
Cypress-Fairbanks Independent School District
  Unlimited General Obligation Refunding Bonds
  Series 2005
  (Permanent School Fund Guarantee)
   02-15-19                                                      5.00      4,000,000             4,214,920
Dallas Area Rapid Transit
  Revenue Bonds
  Senior Lien
  Series 2001 (AMBAC)
   12-01-09                                                      5.50      2,000,000             2,150,800

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
34 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
TEXAS (CONT.)
Dawson County Hospital District
  Limited General Obligation Bonds
  Series 2005 (AMBAC)
   02-15-31                                                      5.13%   $ 4,000,000           $ 4,146,640
Duncanville Independent School District
  Unlimited General Obligation Refunding Bonds
  Series 2001B
  (Permanent School Fund Guarantee)
   02-15-32                                                      5.25      6,315,000             6,595,891
Fate Higher Education Facilities Corporation
  Revenue Bonds
  North Hills School Project
  Series 2000
   12-01-25                                                      7.75      5,600,000             6,472,368
Fort Bend Independent School District
  Unlimited General Obligation Refunding Bonds
  Series 1999
  (Permanent School Fund Guarantee)
   02-15-18                                                      5.25      4,000,000             4,187,400
Fort Bend Independent School District
  Unlimited General Obligation Refunding Bonds
  Series 2004A
  (Permanent School Fund Guarantee)
   08-15-26                                                      5.25      4,000,000             4,249,120
Frisco Independent School District
  Unlimited General Obligation Bonds
  Series 2000
  (Permanent School Fund Guarantee)
   08-15-30                                                      5.00      2,045,000             2,089,438
Harris County Flood Control District
  Limited General Obligation Refunding Bonds
  Series 2004A
   10-01-23                                                      5.25      5,000,000             5,330,250
Houston Independent School District
  Unlimited General Obligation Refunding Bonds
  Schoolhouse
  Series 2003
  (Permanent School Fund Guarantee)
   02-15-32                                                      5.00      2,500,000             2,574,125
North Central Texas Health Facility
  Development Corporation
  Revenue Bonds
  Baylor Health Care System Project
  Series 2001A
   05-15-29                                                      5.13      2,000,000             2,039,400
Northside Independent School District
  Unlimited General Obligation Refunding Bonds
  Series 2001
  (Permanent School Fund Guarantee)
   02-15-12                                                      5.50%   $ 3,720,000           $ 4,042,747
Round Rock Independent School District
  Unlimited General Obligation Refunding Bonds
  Capital Appreciation
  Zero Coupon
  Series 1991 (MBIA)
   08-15-10                                                      3.27      8,300,000(d)          6,942,784
Southwest Higher Education Authority
  Revenue Bonds
  Southern Methodist University Project
  Series 2002 (AMBAC)
   10-01-15                                                      5.50      3,420,000             3,762,000
Texas A&M University
  Refunding Revenue Bonds
  Financing Systems
  Series 2003B
   05-15-15                                                      5.25      5,000,000             5,392,200
Texas Department of Housing & Community Affairs
  Revenue Bonds Series 2002A II
  Inverse Floater (MBIA) A.M.T.
   03-01-34                                                     10.22      2,180,000(g)          2,420,171
Texas Department of Housing & Community Affairs
  Revenue Bonds Series 2002B II
  Inverse Floater (MBIA) A.M.T.
   09-01-33                                                     10.24      1,920,000(g)          2,131,219
Texas Municipal Power Agency
  Refunding Revenue Bonds
  Series 1993 (MBIA)
   09-01-09                                                      5.25      8,000,000             8,497,760
Texas Municipal Power Agency
  Refunding Revenue Bonds
  Sub Lien
  Series 2004 (FGIC)
   09-01-10                                                      4.25      3,500,000             3,540,215
Texas Public Finance Authority
  Refunding Revenue Bonds
  Series 2002 (FGIC)
   02-01-10                                                      5.00     10,650,000            11,253,961

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
35 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
TEXAS (CONT.)
Texas State Turnpike Authority
  Revenue Bonds
  First Tier
  Series 2002A (AMBAC)
   08-15-39                                                      5.50%   $10,000,000          $ 10,678,999
Texas Technical University
  Revenue Bonds
  Financing System
  7th Series 2002 (MBIA)
   08-15-09                                                      5.25      1,605,000             1,703,756
Texas Water Development Board
  Revenue Bonds
  Senior Lien
  State Revolving Fund
  Series 1998A
   07-15-10                                                      5.25      3,000,000             3,138,210
University of Texas Permanent University Fund
  Refunding Revenue Bonds
  Series 2002A
   07-01-09                                                      5.00      7,110,000             7,477,232
Wylie Independent School District
  Unlimited General Obligation Refunding Bonds
  Zero Coupon
  Series 2001
  (Permanent School Fund Guarantee)
   08-15-12                                                      4.80      3,385,000(d)          2,576,290
                                                                                              ------------
Total                                                                                          176,187,470
----------------------------------------------------------------------------------------------------------

UTAH (1.8%)
County of Carbon
  Refunding Revenue Bonds
  Sunnyside Cogeneration
  Series 1999A A.M.T.
   08-15-23                                                      7.10      9,636,000(l)          9,584,833
County of Carbon
  Refunding Revenue Bonds
  Sunnyside Cogeneration
  Series 1999B A.M.T.
   08-15-24                                                      0.00      3,920,000(h),(l)      1,091,014
Davis County School District
  Unlimited General Obligation Bonds
  Utah School Bond Guaranty Program
  Series 2003
   06-01-10                                                      5.00      2,265,000             2,403,052
   06-01-11                                                      5.00      2,380,000             2,542,173
Eagle Mountain
  Special Assessment Bonds
  Special Improvement District #2000-1
  Series 2001
   02-01-21                                                      8.25%   $ 6,380,000(l)       $  6,570,953
Eagle Mountain
  Special Assessment Refunding Bonds
  Special Improvement District #98-1
  Series 2004A
   05-01-13                                                      6.25      5,637,000             5,662,310
Intermountain Power Agency
  Refunding Revenue Bonds
  Series 1998A (MBIA)
   07-01-12                                                      5.25     16,600,000            17,510,511
Intermountain Power Agency
  Revenue Bonds
  Residual Certificates
  Series 2000 Inverse Floater (MBIA)
   07-01-17                                                     10.75     15,330,000(g)         16,855,028
Utah Housing
  Revenue Bonds
  Series 2003A-1 A.M.T.
   07-01-24                                                      5.13      2,310,000             2,322,705
                                                                                              ------------
Total                                                                                           64,542,579
----------------------------------------------------------------------------------------------------------

VERMONT (0.1%)
University of Vermont & State Agricultural College
  Revenue Bonds
  Series 2002 (AMBAC)
   10-01-15                                                      5.50      2,000,000             2,208,840
   10-01-16                                                      5.50      2,110,000             2,321,000
                                                                                              ------------
Total                                                                                            4,529,840
----------------------------------------------------------------------------------------------------------

VIRGINIA (1.7%)
City of Hampton
  Revenue Bonds
  Series 2002 (AMBAC)
   01-15-28                                                      5.13     10,750,000            11,214,292
City of Richmond
  Unlimited General Obligation Bonds
  Series 2002A (FSA)
   07-15-09                                                      5.25      2,150,000             2,287,020
   07-15-10                                                      5.25      2,150,000             2,313,594

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
36 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
VIRGINIA (CONT.)
Commonwealth of Virginia
  Unlimited General Obligation Bonds
  Series 2003A
   06-01-09                                                      5.00%   $ 5,400,000           $ 5,702,022
County of Loudoun
  Unlimited General Obligation Bonds
  Public Improvement
  Series 2001C
   11-01-12                                                      5.00      3,010,000             3,244,991
Fairfax County Redevelopment & Housing Authority
  Refunding Revenue Bonds
  Burkeshire Commons
  Series 1996
   10-01-36                                                      7.60      4,955,000             5,249,277
Henrico County
  Unlimited General Obligation
  Refunding & Public Improvement Bonds
  Series 2003
   01-15-10                                                      5.00      5,790,000             6,144,695
Loudoun County Sanitation Authority
  Revenue Bonds
  Series 2004
   01-01-33                                                      5.00      5,000,000             5,169,300
Tobacco Settlement Financing Corporation
  Asset-Backed Revenue Bonds
  Series 2005
   06-01-26                                                      5.50      2,075,000             2,092,243
   06-01-37                                                      5.63      2,500,000             2,501,400
Virginia College Building Authority
  Revenue Bonds
  21st Century College Equipment
  Series 2003A
   02-01-18                                                      5.00      4,320,000             4,564,253
Virginia Housing Development Authority
  Revenue Bonds
  Series 2003A-1 A.M.T.
   01-01-24                                                      4.85      1,700,000             1,704,369
   01-01-27                                                      4.90      2,850,000             2,860,431
Virginia Public School Authority
  Prerefunded Revenue Bonds
  Series 2000A
   08-01-18                                                      5.50      5,210,000             5,702,866
                                                                                               -----------
Total                                                                                           60,750,753
----------------------------------------------------------------------------------------------------------

WASHINGTON (3.2%)
City of Seattle
  Refunding Revenue Bonds
  Series 2002 (FGIC)
   07-01-10                                                      4.50%   $ 2,050,000           $ 2,131,488
City of Tacoma
  Refunding Revenue Bonds
  Series 2001A (FSA)
   01-01-20                                                      5.75      5,000,000             5,553,100
City of Tacoma
  Refunding Revenue Bonds
  Series 2001B (FSA)
   01-01-12                                                      5.50      5,000,000             5,471,100
Clark County
  Prerefunded Revenue Bonds
  Series 2001B Escrowed to Maturity (AMBAC)
   12-01-12                                                      5.25        460,000               503,553
Clark County
  Unrefunded Revenue Bonds
  Series 2001B (AMBAC)
   12-01-12                                                      5.25      2,105,000             2,297,544
County of King
  Limited General Obligation Bonds
  Series 2002
   12-01-13                                                      5.50     12,925,000            14,323,356
Everett
  Refunding Revenue Bonds
  Series 2003 (MBIA)
   07-01-15                                                      5.00      1,800,000             1,914,120
   07-01-16                                                      5.00      1,890,000             2,000,981
Lewis County Public Utility District #1
  Refunding Revenue Bonds
  Series 2003 (XLCA)
   10-01-10                                                      5.00      3,620,000             3,842,340
Snohomish County Public Utility District #1
  Refunding Revenue Bonds
  Generation System
  Series 1986A Escrowed to Maturity
   01-01-20                                                      5.00     17,750,000            19,345,370
Spokane Public Facilities District
  Revenue Bonds
  Series 2003 (MBIA)
   12-01-28                                                      5.75      3,195,000             3,553,351

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
37 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NAME OF
ISSUER AND
TITLE OF                                                       COUPON     PRINCIPAL
ISSUE(i),(j)                                                    RATE        AMOUNT                VALUE(a)
WASHINGTON (CONT.)
State of Washington
  Limited General Obligation
  Refunding Revenue Bonds
  Various Purpose
  Series 2002A (MBIA)
   01-01-16                                                      5.00%   $15,000,000        $   15,850,800
State of Washington
  Prerefunded Unlimited General Obligation Bonds
  Series 2000B
   01-01-25                                                      6.00      5,000,000             5,472,400
State of Washington
  Unlimited General Obligation Bonds
  1st Series 2000-389 Inverse Floater
   07-01-18                                                     10.54      4,010,000(g)          4,917,904
State of Washington
  Unlimited General Obligation Bonds
  2nd Series 2000-389 Inverse Floater
   07-01-19                                                     10.52      3,975,000(g)          4,854,230
State of Washington
  Unlimited General Obligation Bonds
  Motor Vehicle Fuel Tax
  Series 2005C
   06-01-28                                                      5.00      4,000,000             4,137,440
State of Washington
  Unlimited General Obligation Bonds
  Series 2005D (FSA)
   01-01-15                                                      5.00      5,000,000             5,381,100
Tobacco Settlement Authority of Washington
  Asset-backed Revenue Bonds
  Series 2002
   06-01-32                                                      6.63      4,250,000             4,556,468
Washington Public Power Supply System
  Revenue Bonds
  Linked Pars & Inflos
  Series 1993 Escrowed to Maturity (FSA)
   07-01-11                                                      5.75     10,000,000(n)         10,854,900
                                                                                            --------------
Total                                                                                          116,961,545
----------------------------------------------------------------------------------------------------------

WEST VIRGINIA (0.2%)
West Virginia Higher Education Policy Commission
  Revenue Bonds
  Higher Education Facilities
  Series 2004B (FGIC)
   04-01-29                                                      5.00      7,500,000             7,741,650
----------------------------------------------------------------------------------------------------------

WISCONSIN (1.0%)
Badger Tobacco Asset Securitization Corporation
  Asset-backed Revenue Bonds
  Series 2002
   06-01-27                                                      6.13%   $12,815,000        $   13,430,376
Dane County
  Unlimited General Obligation Bonds
  Series 2002B
   06-01-09                                                      5.00      2,860,000             3,003,572
   06-01-10                                                      5.00      2,955,000             3,128,813
State of Wisconsin
  Prerefunded Unlimited General Obligation Bonds
  Series 2000C
   05-01-15                                                      5.30      2,000,000             2,146,580
Wisconsin Health & Educational Facilities Authority
  Revenue Bonds
  Wheaton Franciscan Services
  Series 2003A
   08-15-33                                                      5.13     13,700,000            13,938,517
                                                                                            --------------
Total                                                                                           35,647,858
----------------------------------------------------------------------------------------------------------

WYOMING (0.1%)
Wyoming Community Development Authority
  Revenue Bonds Series 2001 Inverse
  Floater (FSA) A.M.T.
   12-01-21                                                      9.67      3,075,000(g)          3,350,520
----------------------------------------------------------------------------------------------------------

TOTAL MUNICIPAL BONDS
(Cost: $3,382,684,425)                                                                      $3,499,183,130
----------------------------------------------------------------------------------------------------------

MUNICIPAL NOTES (3.4%)

                                                                            AMOUNT
                                                              EFFECTIVE   PAYABLE AT
ISSUE(e),(i),(j)                                                YIELD      MATURITY               VALUE(a)
ALABAMA (0.1%)
Parrish Industrial Development Board
  Refunding Revenue Bonds
  Alabama Power Company Project
  V.R.D.N. Series 1994
   06-01-15                                                      3.00%    $4,600,000            $4,600,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
38 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

                                                                            AMOUNT
                                                              EFFECTIVE   PAYABLE AT
ISSUE(e),(i),(j)                                                YIELD      MATURITY               VALUE(a)
COLORADO (0.1%)
Colorado Educational & Cultural Facilities Authority
  Revenue Bonds
  National Jewish Board Project
  V.R.D.N. Series 2005C-1 (U.S. Bank)
   09-01-35                                                      3.00%   $ 2,700,000           $ 2,700,000
----------------------------------------------------------------------------------------------------------

ILLINOIS (0.2%)
Illinois Health Facilities Authority
  Revenue Bonds
  University Chicago Hospitals Project
  V.R.D.N. Series 1994C
  (JPMorgan Chase Bank) MBIA
   08-15-26                                                      3.01      5,700,000             5,700,000
Illinois Health Facilities Authority
  Revenue Bonds
  University of Chicago Hospitals
  V.R.D.B. Series 1998
  (Bank One Illinois) MBIA
   08-01-26                                                      3.00      1,700,000             1,700,000
                                                                                               -----------
Total                                                                                            7,400,000
----------------------------------------------------------------------------------------------------------

KENTUCKY (--%)
Breckinridge County
  Revenue Bonds
  Kentucky Association Counties Leasing Trust
  V.R.D.N. Series 2002A (US Bank)
   02-01-32                                                      3.00        100,000               100,000
----------------------------------------------------------------------------------------------------------

MISSISSIPPI (0.3%)
County of Jackson
  Refunding Revenue Bonds
  Chevron USA Project
  V.R.D.N. Series 1993
   06-01-23                                                      3.00      6,900,000             6,900,000
County of Jackson
  Refunding Revenue Bonds
  Chevron USA Project
  V.R.D.N. Series 1993
   06-01-23                                                      3.03      4,025,000             4,025,000
----------------------------------------------------------------------------------------------------------

NEBRASKA (0.1%)
County of Washington
  Revenue Bonds
  Cargill Dow Polymers LLC
  V.R.D.N. Series 2000
  (Wachovia Bank) A.M.T.
   06-01-18                                                      3.02      2,500,000             2,500,000
----------------------------------------------------------------------------------------------------------

NORTH CAROLINA (0.4%)
Halifax County Industrial Facilities &
  Pollution Control Financing Authority
  Revenue Bonds
  Westmoreland-Hadson Partners
  V.R.D.N. Series 1991 (Dexia Capital Local) A.M.T.
   12-01-19                                                      3.10%   $16,400,000           $16,400,000
----------------------------------------------------------------------------------------------------------

OHIO (0.1%)
Ohio Air Quality Development Authority
  Revenue Bonds
  Pollution Control - Ohio Edison Co.
  V.R.D.N. Series 1988
  (Wachovia Bank) A.M.T.
   09-01-18                                                      3.08      3,600,000             3,600,000
----------------------------------------------------------------------------------------------------------

OKLAHOMA (--%)
Oklahoma Industries Authority
  Refunding Revenue Bonds
  Integris Baptist
  V.R.D.N. Series 1999B (JP Morgan Chase Bank) MBIA
   08-15-29                                                      3.00      1,400,000             1,400,000
----------------------------------------------------------------------------------------------------------

PENNSYLVANIA (0.1%)
Pennsylvania State Higher Educational Facilities Authority
  Refunding Revenue Bonds
  Carnegie Mellon University
  V.R.D.N. Series 1995D
  (Morgan Guaranty Trust)
   11-01-30                                                      2.98      2,100,000             2,100,000
----------------------------------------------------------------------------------------------------------

RHODE ISLAND (0.2%)
Warwick Housing Authority
  Revenue Bonds
  Trafalgar East Apartments Project
  V.R.D.N. Series 2001 A.M.T.
  (Fleet Bank)
   09-01-31                                                      3.10      6,700,000             6,700,000
----------------------------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
39 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

                                                                            AMOUNT
                                                              EFFECTIVE   PAYABLE AT
ISSUE(e),(i),(j)                                                YIELD      MATURITY               VALUE(a)
TENNESSEE (0.9%)
Clarksville Public Building Authority
  Revenue Bonds
  Pooled Financing
  Tennessee Municipal Bond Fund
  V.R.D.N. Series 2003 (Bank of America)
   01-01-33                                                      3.03%   $11,800,000        $   11,800,000
Clarksville Public Building Authority
  Revenue Bonds
  Pooled Financing
  Tennessee Municipal Bond Fund
  V.R.D.N. Series 2004 (Bank of America)
   07-01-34                                                      3.03     19,775,000            19,775,000
                                                                                            --------------
Total                                                                                           31,575,000
----------------------------------------------------------------------------------------------------------

TEXAS (0.5%)
Bell County Health Facility Development Corporation
  Revenue Bonds
  Scott & White Memorial Hospital
  V.R.D.N. Series 2000B-1
  (Morgan Guaranty Trust) MBIA
   08-15-29                                                      3.00      2,000,000             2,000,000
Bell County Health Facility Development Corporation
  Revenue Bonds
  Scott & White Memorial Hospital
  V.R.D.N. Series 2001-1
  (JPMorgan Chase Bank) MBIA
   08-15-31                                                      3.00        440,000               440,000
Harris County Health Facilities Development
  Revenue Bonds
  YMCA Greater Houston Area
  V.R.D.N. Series 2002 (JP Morgan Chase Bank)
   07-01-37                                                      3.00     13,100,000            13,100,000
Harris County Health Facilities Development Corporation
  Revenue Bonds
  YMCA of Greater Houston
  V.R.D.N. Series 1999 (Bank One Texas)
   07-01-34                                                      3.00      1,000,000             1,000,000
Lower Neches Valley Authority Industrial Development
  Revenue Bonds
  Mobil Oil Refining Project
  V.R.D.N. Series 1999 A.M.T.
   04-01-29                                                      2.98      2,100,000             2,100,000
                                                                                            --------------
Total                                                                                           18,640,000
----------------------------------------------------------------------------------------------------------

UTAH (0.1%)
Emery County
  Refunding Revenue Bonds
  Pacificorp Projects
  V.R.D.N. Series 1994
  (Bank of Nova Scotia) AMBAC
   11-01-24                                                      3.00%   $ 3,000,000        $    3,000,000
----------------------------------------------------------------------------------------------------------

VIRGINIA (0.2%)
Richmond Industrial Development Authority
  Revenue Bonds
  Cogentrix of Richmond Project
  V.R.D.N. Series 1990A (Banque Paribas) A.M.T.
   12-01-17                                                      3.10      6,500,000             6,500,000
----------------------------------------------------------------------------------------------------------

WASHINGTON (--%)
Washington Health Care Facilities Authority
  Revenue Bonds
  Providence Services
  V.R.D.N. Series 2002A
  (JPMorgan Chase Bank) MBIA
   12-01-30                                                      3.00        600,000               600,000
----------------------------------------------------------------------------------------------------------

WYOMING (0.1%)
Uinta County
  Refunding Revenue Bonds
  Chevron USA Project
  V.R.D.N Series 1993
   08-15-20                                                      3.00      4,500,000             4,500,000
----------------------------------------------------------------------------------------------------------

TOTAL MUNICIPAL NOTES
(Cost: $123,240,000)                                                                        $  123,240,000
----------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $3,505,924,425)(o)                                                                   $3,622,423,130
==========================================================================================================

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
40 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) At Nov. 30, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $33,159,933.

(d) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(e) The Fund is entitled to receive principal and interest from the party within parentheses after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on Nov. 30, 2005.

(f) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 1.1% of net assets at Nov. 30, 2005.

(g) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on Nov. 30, 2005. At Nov. 30, 2005, the value of inverse floaters represented 4.7% of net assets.

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Nov. 30, 2005.

(i) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

     ACA      --  ACA Financial Guaranty Corporation
     AMBAC    --  Ambac Assurance Corporation
     BIG      --  Bond Investors Guarantee
     CGIC     --  Capital Guaranty Insurance Company
     FGIC     --  Financial Guaranty Insurance Company
     FHA      --  Federal Housing Authority
     FNMA     --  Federal National Mortgage Association
     FHLMC    --  Federal Home Loan Mortgage Corporation
     FSA      --  Financial Security Assurance
     GNMA     --  Government National Mortgage Association
     MBA      --  MBIA Insurance Corporation
     XLCA     --  XL Capital Assurance

(j)  The following abbreviations may be used in the portfolio descriptions:

     A.M.T.   --  Alternative Minimum Tax -- At Nov. 30, 2005, the value of securities subject to alternative minimum tax represented 7.0%
                  of net assets.
     B.A.N.   --  Bond Anticipation Note
     C.P.     --  Commercial Paper
     R.A.N.   --  Revenue Anticipation Note
     T.A.N.   --  Tax Anticipation Note
     T.R.A.N. --  Tax & Revenue Anticipation Note
     V.R.     --  Variable Rate
     V.R.D.B. --  Variable Rate Demand Bond
     V.R.D.N. --  Variable Rate Demand Note

(k) Until May 2008, interest income is accrued on the original principal at an annual rate of 6.00%. Concurrently, the principal amount is increased at an annual rate of 4.53%, which is recorded as interest income. Beginning June 2008, the annual interest rate will be 9.15% and will be calculated on the adjusted principal amount. The interest rate disclosed represents the annualized effective yield, including the impact of principal accretion, on the date of acquisition.

--------------------------------------------------------------------------------
41 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

(l)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Nov. 30, 2005, is as follows:


                                                             ACQUISITION
     SECURITY                                                   DATES                         COST
     ---------------------------------------------------------------------------------------------
     Contra Costa County
       Revenue Bonds
       Cypress Meadows Project
       Series 1998E A.M.T.
          7.00% 2028                                           09-21-98                $   591,596
     County of Carbon
       Refunding Revenue Bonds
       Sunnyside Cogeneration
       Series 1999A A.M.T.
          7.10% 2023                                           08-31-99                  9,636,000
     County of Carbon
       Refunding Revenue Bonds
       Sunnyside Cogeneration
       Series 1999B A.M.T.
          0.00% 2024                                           08-31-99                  3,920,000
     Eagle Mountain
       Special Assessment Bonds
       Special Improvement District #2000-1
       Series 2001
          8.25% 2021                                           04-26-01                  6,236,782
     Loveland Special Improvement
       District #1 Special Assessment Bonds
       Series 2000
          7.50% 2029                                           04-20-00                  5,624,602
     Maplewood
       Revenue Bonds
       Care Institute
       Series 1994
          7.75% 2024                                           03-02-94                  7,505,854
     Michigan Strategic Fund
       Refunding Revenue Bonds
       Environmental Improvement
       Crown Paper Company
       Series 1997B
          6.25% 2012                                           08-26-97                  1,100,000
     New Hampshire Business Finance Authority
       Refunding Revenue Bonds
       Crown Paper Company Project
       Series 1996
          7.75% 2022                                           07-15-96                  4,255,000

--------------------------------------------------------------------------------
42 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

(m) Until maturity in December 2006, interest income is accrued on the original principal at an annual rate of 28.95%. The interest rate disclosed represents the annualized effective yield on the date of acquisition.

(n) This security may be separated into floating and inverse floating rate securities which may be traded separately.

(o) At Nov. 30, 2005, the cost of securities for federal income tax purposes was $3,502,894,938 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $146,693,589
     Unrealized depreciation                                     (27,165,397)
     -----------------------------------------------------------------------
     Net unrealized appreciation                                $119,528,192
     -----------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.

--------------------------------------------------------------------------------
43 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT -- 43

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND

NOV. 30, 2005

ASSETS
Investments in securities, at value (Note 1)
   (identified cost $3,505,924,425)                                                             $3,622,423,130
Capital shares receivable                                                                              175,135
Accrued interest receivable                                                                         55,980,556
Receivable for investment securities sold                                                           30,038,679
--------------------------------------------------------------------------------------------------------------
Total assets                                                                                     3,708,617,500
--------------------------------------------------------------------------------------------------------------

LIABILITIES
Bank overdraft                                                                                         581,883
Dividends payable to shareholders                                                                      389,733
Capital shares payable                                                                                 104,828
Payable for investment securities purchased                                                         33,159,933
Accrued investment management services fee                                                              45,801
Accrued distribution fee                                                                               837,984
Accrued transfer agency fee                                                                              4,076
Accrued administrative services fee                                                                      6,050
Other accrued expenses                                                                                 321,911
--------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                   35,452,199
--------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                              $3,673,165,301
==============================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                        $    8,368,713
Additional paid-in capital                                                                       3,527,929,204
Undistributed net investment income                                                                  3,044,433
Accumulated net realized gain (loss)                                                                17,324,246
Unrealized appreciation (depreciation) on investments                                              116,498,705
--------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                        $3,673,165,301
==============================================================================================================
Net assets applicable to outstanding shares:                Class A                             $3,459,967,688
                                                            Class B                             $  190,108,346
                                                            Class C                             $   23,087,288
                                                            Class Y                             $        1,979
Net asset value per share of outstanding capital stock:     Class A shares     788,294,542      $         4.39
                                                            Class B shares      43,318,158      $         4.39
                                                            Class C shares       5,258,196      $         4.39
                                                            Class Y shares             451      $         4.39
--------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
44 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

STATEMENT OF OPERATIONS

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND

                                                                           PERIOD FROM          PERIOD FROM         TOTAL
                                                                        DEC. 1, 2004 TO      OCT. 18, 2005 TO  DEC. 1, 2004 TO
                                                                     OCT. 17, 2005 (NOTE 1)   NOV. 30, 2005     NOV. 30, 2005
INVESTMENT INCOME
Income:
Interest                                                                       $165,367,335      $ 20,744,137     $186,111,472
------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
   Investment management services fee                                            15,965,621         2,032,740       17,998,361
Distribution fee
   Class A                                                                        8,238,445         1,050,384        9,288,829
   Class B                                                                        2,043,549           231,450        2,274,999
   Class C                                                                          227,561            28,336          255,897
Transfer agency fee                                                               1,527,486           202,399        1,729,885
Incremental transfer agency fee
   Class A                                                                          144,180            18,652          162,832
   Class B                                                                           21,714             2,580           24,294
   Class C                                                                            3,232               406            3,638
Service fee -- Class Y                                                                    3                --                3
Administrative services fees and expenses                                         1,223,971           281,089        1,505,060
Custodian fees                                                                      186,747            41,800          228,547
Compensation of board members                                                        39,790             1,421           41,211
Printing and postage                                                                212,408            24,000          236,408
Registration fees                                                                    60,795             8,060           68,855
Audit fees                                                                           43,640             8,360           52,000
Other                                                                               167,967            20,704          188,671
------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                   30,107,109         3,952,381       34,059,490
   Expenses waived/reimbursed by the Investment Manager and its
    affiliates(Note 2)                                                              (95,560)         (230,497)        (326,057)
------------------------------------------------------------------------------------------------------------------------------
                                                                                 30,011,549         3,721,884       33,733,433
   Earnings credits on cash balances (Note 2)                                      (154,272)          (27,092)        (181,364)
------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                               29,857,277         3,694,792       33,552,069
------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                 135,510,058        17,049,345      152,559,403
------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on security transactions (Note 3)                       21,386,846         4,458,648       25,845,494
Net change in unrealized appreciation (depreciation) on investments             (33,331,445)      (12,739,263)     (46,070,708)
------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                  (11,944,599)       (8,280,615)     (20,225,214)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                $123,565,459      $  8,768,730     $132,334,189
==============================================================================================================================


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
45 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT -- 45

STATEMENTS OF CHANGES IN NET ASSETS

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND

YEAR ENDED NOV. 30,                                                          2005               2004
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                          $  152,559,403     $  175,821,912
Net realized gain (loss) on investments                                      25,845,494         14,331,856
Net change in unrealized appreciation (depreciation) on investments         (46,070,708)       (57,299,091)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             132,334,189        132,854,677
----------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                              (144,214,777)      (165,461,555)
      Class B                                                                (7,082,035)        (9,421,820)
      Class C                                                                  (796,675)          (948,181)
      Class Y                                                                       (79)               (83)
----------------------------------------------------------------------------------------------------------
Total distributions                                                        (152,093,566)      (175,831,639)
----------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                                  165,253,741        240,452,201
   Class B shares                                                            10,929,278         18,806,007
   Class C shares                                                             3,562,986          5,510,255
Reinvestment of distributions at net asset value
   Class A shares                                                           104,400,663        117,789,399
   Class B shares                                                             5,478,426          7,257,009
   Class C shares                                                               703,444            816,084
Payments for redemptions
   Class A shares                                                          (704,561,237)      (725,538,235)
   Class B shares (Note 2)                                                  (75,577,974)       (91,973,240)
   Class C shares (Note 2)                                                   (8,839,474)        (8,643,882)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions          (498,650,147)      (435,524,402)
----------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                    (518,409,524)      (478,501,364)
Net assets at beginning of year                                           4,191,574,825      4,670,076,189
----------------------------------------------------------------------------------------------------------
Net assets at end of year                                                $3,673,165,301     $4,191,574,825
==========================================================================================================
Undistributed net investment income                                      $    3,044,433     $    2,578,596
----------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
46 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND (FORMERLY AXP HIGH YIELD
TAX-EXEMPT FUND)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP High Yield Tax-Exempt Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP High Yield Tax-Exempt Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in medium and higher quality municipal bonds and other debt obligations whose interest may be exempt from federal income tax. The Fund may also invest in lower-quality bonds which help to obtain a higher portfolio yield. Lower-quality bonds often called "junk bonds" include securities that are below investment grade, commonly defined as bonds receiving a Standard & Poor's rating below BBB or a Moody's rating below Baa or non-rated securities of comparable quality.

The Fund offers Class A, Class B, Class C and Class Y shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class Y shares have no sales charge and are offered only to qualifying institutional investors.

At Nov. 30, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) owned 100% of Class Y shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Prior to Oct. 18, 2005, the Fund invested all of its assets in the Tax-Free High Yield Portfolio (the Portfolio). The Fund recorded its daily share of the Portfolio's income, expenses and realized and unrealized gains and losses.

Effective at the close of business on Oct. 17, 2005, the Portfolio was liquidated and the Fund exchanged its interest in the Portfolio for its proportionate share (99.99%) of the Portfolio's assets and liabilities. Within the statement of operations for the period from Dec. 1, 2004 to Oct. 17, 2005, income and expense amounts include allocations from the Portfolio in the following amounts:


Interest income                                                 $165,369,609
Investment management services fee                              $ 15,965,621
Custodian fees                                                  $    186,747
Compensation of board members                                   $     24,159
Audit fees                                                      $     33,498
Other                                                           $    121,252
Earnings credits on cash balances                               $     (1,344)

--------------------------------------------------------------------------------
47 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

All realized and unrealized gains (losses) presented for the period from Dec. 1, 2004 to Oct. 17, 2005 were as a result of allocations from the Portfolio.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the Board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At Nov. 30, 2005, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Nov. 30, 2005 was $28,100,846 representing 0.77% of net assets. These securities are valued at fair value according to methods selected in good faith by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Nov. 30, 2005, the Fund has entered into outstanding when-issued securities of $33,159,933.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional

--------------------------------------------------------------------------------
48 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Fund may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

SWAP TRANSACTIONS

To produce incremental earnings, to gain exposure to or protect itself from market changes, the Fund may enter into swap agreements. Swaps are an agreement between two parties to exchange periodic cash flows based on a specified amount of principal. The net cash flow is generally the difference between a floating market interest rate versus a fixed interest rate. The Fund may employ swaps to synthetically add or subtract principal exposure to the municipal market.

Risks of entering into a swap include a lack of correlation between swaps and the portfolio of municipal bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the swap to experience adverse changes in value relative to expectations. In addition, swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the swap positions entered.

Swaps are valued daily and unrealized appreciation and depreciation is recorded. The Fund will realize a gain or loss when the swap is terminated. The Fund did not enter into any swap agreements for the year ended Nov. 30, 2005.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

--------------------------------------------------------------------------------
49 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

FEDERAL TAXES

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $2,558 resulting in a net reclassification adjustment to increase paid-in capital by $2,558.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED NOV. 30,                                                 2005           2004
-------------------------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income -- tax-exempt distributions*              $144,214,777   $165,461,555
      Long-term capital gain                                              --             --

CLASS B
Distributions paid from:
      Ordinary income -- tax-exempt distributions*                 7,082,035      9,421,820
      Long-term capital gain                                              --             --

CLASS C
Distributions paid from:
      Ordinary income -- tax-exempt distributions*                   796,675        948,181
      Long-term capital gain                                              --             --

CLASS Y
Distributions paid from:
      Ordinary income -- tax-exempt distributions*                        79             83
      Long-term capital gain                                              --             --

* Tax-exempt distributions were 99.88% and 99.90% for the years ended 2005 and 2004, respectively.

At Nov. 30, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed income                                                           $  2,354,616
Accumulated long-term gain (loss)                                              $ 19,519,205
Unrealized appreciation (depreciation)                                         $115,383,296

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

--------------------------------------------------------------------------------
50 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Effective Oct. 18, 2005, the Fund entered into an Investment Management Services Agreement with RiverSource Investments, LLC (the Investment Manager) to determine which securities will be purchased, held or sold. Prior to the withdrawal of the Fund's assets from the Portfolio, Tax-Free Income Trust (the Trust), on behalf of the Portfolio, had an Investment Management Services Agreement with Ameriprise Financial. Prior to Oct. 18, 2005, the investment management fee was assessed at the Portfolio level. The management fee is a percentage of the Fund's average daily net assets that declines from 0.49% to 0.36% annually as the Fund's assets increase.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's assets increase. Prior to Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declined from 0.04% to 0.02% annually as the Fund's assets increased. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $20.50
-  Class B $21.50
-  Class C $21.00
-  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

--------------------------------------------------------------------------------
51 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,849,853 for Class A; $260,406 for Class B and $5,193 for Class C for the year ended Nov. 30, 2005.

Beginning Oct. 1, 2005, a new agreement to waive certain fees and expenses is effective until Nov. 30, 2006, such that net expense will not exceed 0.79% for Class A, 1.55% for Class B, 1.55% for Class C and 0.64% for Class Y. For the year ended Nov. 30, 2005, the Investment Manager and its affiliates waived certain fees and expenses to 0.80% for Class A, 1.56% for Class B, 1.56% for Class C and 0.65% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B and Class C were $291,000, $14,965 and $1,961, respectively, and the management fees waived at the Fund level were $18,131.

During the period from Dec. 1, 2004 to Oct. 17, 2005, the Fund's custodian and transfer agency fees were reduced by $154,272 as a result of earnings credits from overnight cash balances. During the period from Oct. 18, 2005 to Nov. 30, 2005, the Fund's custodian and transfer agency fees were reduced by $27,092 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,088,352,835 and $1,470,092,663, respectively, for the period from Dec. 1, 2004 to Oct. 17, 2005 and $75,600,770 and $183,534,872,
respectively, for the period from Oct. 18, 2005 to Nov. 30, 2005. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------
52 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                              YEAR ENDED NOV. 30, 2005
                                                 CLASS A         CLASS B       CLASS C       CLASS Y
------------------------------------------------------------------------------------------------------
Sold                                             37,128,817      2,455,873       801,438            --
Issued for reinvested distributions              23,495,793      1,233,090       158,280            --
Redeemed                                       (158,580,666)   (16,996,996)   (1,987,001)           --
------------------------------------------------------------------------------------------------------
Net increase (decrease)                         (97,956,056)   (13,308,033)   (1,027,283)           --
------------------------------------------------------------------------------------------------------

                                                              YEAR ENDED NOV. 30, 2004
                                                 CLASS A         CLASS B       CLASS C       CLASS Y
------------------------------------------------------------------------------------------------------
Sold                                             53,950,693      4,227,468     1,232,024            --
Issued for reinvested distributions              26,487,370      1,632,397       183,460            --
Redeemed                                       (163,530,994)   (20,804,053)   (1,945,490)           --
Net increase (decrease)                         (83,092,931)   (14,944,188)     (530,006)           --

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the year ended Nov. 30, 2005.

--------------------------------------------------------------------------------
53 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED NOV. 30,                                           2005           2004        2003        2002        2001
Net asset value, beginning of period                                 $ 4.42         $ 4.46      $ 4.38      $ 4.41      $ 4.36
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .18            .18         .20         .23         .25
Net gains (losses) (both realized and unrealized)                      (.04)          (.04)        .07        (.03)        .06
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .14            .14         .27         .20         .31
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.17)          (.18)       (.19)       (.23)       (.26)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 4.39         $ 4.42      $ 4.46      $ 4.38      $ 4.41
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                              $3,460         $3,914      $4,321      $4,503      $4,645
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        .80%(c)        .80%        .79%        .79%        .80%
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      3.89%          3.98%       4.46%       5.26%       5.66%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                30%            22%         44%         37%         37%
------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                        3.25%          3.15%       6.39%       4.71%       7.09%
------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class A would have been 0.81% for the year ended Nov. 30, 2005.
(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
54 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED NOV. 30,                                           2005           2004        2003        2002        2001
Net asset value, beginning of period                                  $4.41          $4.46       $4.38       $4.41       $4.36
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .14            .15         .17         .20         .22
Net gains (losses) (both realized and unrealized)                      (.02)          (.05)        .07        (.03)        .05
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .12            .10         .24         .17         .27
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.14)          (.15)       (.16)       (.20)       (.22)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $4.39          $4.41       $4.46       $4.38       $4.41
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                               $ 190          $ 250       $ 319       $ 354       $ 324
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       1.56%(c)       1.55%       1.55%       1.55%       1.56%
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      3.13%          3.23%       3.70%       4.49%       4.89%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                30%            22%         44%         37%         37%
------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                        2.69%          2.14%       5.60%       3.93%       6.28%
------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class B would have been 1.57% for the year ended Nov. 30, 2005.
(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
55 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED NOV. 30,                                           2005           2004        2003        2002        2001
Net asset value, beginning of period                                  $4.42          $4.46       $4.38       $4.41       $4.36
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .14            .15         .17         .20         .22
Net gains (losses) (both realized and unrealized)                      (.03)          (.04)        .07        (.03)        .05
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .11            .11         .24         .17         .27
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.14)          (.15)       (.16)       (.20)       (.22)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $4.39          $4.42       $4.46       $4.38       $4.41
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                               $  23          $  28       $  30       $  28       $  14
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       1.56%(c)       1.55%       1.56%       1.55%       1.56%
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      3.13%          3.23%       3.70%       4.46%       4.93%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                30%            22%         44%         37%         37%
------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                        2.46%          2.37%       5.59%       3.93%       6.29%
------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class C would have been 1.57% for the year ended Nov. 30, 2005.
(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
56 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

CLASS Y

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED NOV. 30,                                           2005           2004        2003        2002        2001
Net asset value, beginning of period                                  $4.42          $4.46       $4.38       $4.42       $4.38
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .18            .18         .21         .24         .26
Net gains (losses) (both realized and unrealized)                      (.03)          (.04)        .07        (.04)        .04
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .15            .14         .28         .20         .30
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.18)          (.18)       (.20)       (.24)       (.26)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $4.39          $4.42       $4.46       $4.38       $4.42
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                               $  --          $  --       $  --       $  --       $  --
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        .65%(c)        .66%        .64%        .63%        .64%
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      3.98%          4.07%       4.44%       6.29%       5.66%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                30%            22%         44%         37%         37%
------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                        3.38%          3.28%       6.51%       4.62%       6.91%
------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class Y would have been 0.66% for the year ended Nov. 30, 2005.
(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
57 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND

We have audited the accompanying statement of assets and liabilities of RiverSource Tax-Exempt High Income Fund (a series of AXP High Yield Tax-Exempt Series, Inc.) as of November 30, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended November 30, 2005, and the financial highlights for each of the years in the five-year period ended November 30, 2005. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Tax-Exempt High Income Fund as of November 30, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.


KPMG LLP
Minneapolis, Minnesota

January 20, 2006

--------------------------------------------------------------------------------
58 -- RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2005 ANNUAL REPORT

PART C. OTHER INFORMATION

Item 23. Exhibits

(a)(1) Articles of Incorporation, dated October 17, 1988, filed as Exhibit 1 to Registrant's Post-Effective Amendment No. 19 to Registration Statement No. 2-63552, are incorporated by reference.

(a)(2) Articles of Incorporation amended June 16, 1999, filed electronically as Exhibit (a)(2) to Registrant's Post-Effective Amendment No. 40 to Registration Statement No. 2-63552, are incorporated by reference.

(a)(3) Articles of Incorporation amended November 14, 2002, filed electronically on or about Jan. 27, 2004 as Exhibit (a)(3) to Registrant's Post-Effective Amendment No. 44 to Registration Statement No. 2-63552 is incorporated by reference.

(b)      By-laws, as amended January 11, 2001, filed electronically as Exhibit
         (b) to Registrant's Post-Effective Amendment No. 40 to Registration Statement No. 2-63552, are incorporated by reference.

(c) Stock certificate, filed as Exhibit 4 to Registrant's Registration Statement No. 2-63552, on February 9, 1979, is incorporated by reference.

(d)(1) Investment Management Services Transfer Agreement, dated Sept. 29, 2005, between Ameriprise Financial, Inc. (fka American Express Financial Corporation) and RiverSource Investments, LLC filed electronically on or about Oct. 27, 2005 as Exhibit(d)(3) to AXP Fixed Income Series, Inc. Post-Effective Amendment No. 59 to Registration Statement No. 2-51586.

(d)(2) Investment Management Services Agreement, dated Oct. 14, 2005, between Registrant, on behalf of RiverSource Tax-Exempt High Income Fund and RiverSource Investments, LLC is filed electronically herewith as Exhibit(d)(2).

(e) Distribution Agreement, dated Oct. 1, 2005, between Registrant and Ameriprise Financial Services, Inc. filed electronically on or about Oct. 27, 2005 as Exhibit(e) of AXP Fixed Income Series, Inc., Post-Effective Amendment No. 59 to Registration Statement No. 2-51586 is incorporated by reference.

(f) All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount up to 15 percent of their annual salaries, the maximum deductible amount permitted under Section 404(a) of the Internal Revenue Code.

(g)(1) Custody Agreement, dated Nov. 10, 2005, between Registrant and U.S. Bank National Association is filed electronically herewith as Exhibit(d)(1).


(h)(1) Administrative Services Agreement, dated Oct. 1, 2005, between Registrant and Ameriprise Financial, Inc. filed electronically on or about Oct. 27, 2005 as Exhbit(h)(1) to AXP Fixed Income Series, Inc. Post-Effective Amendment No. 59 to Registration Statement No. 2-51586 is incorporated by reference.

(h)(2) Class Y Shareholder Service Agreement, dated Oct. 1, 2005, between Registrant and Ameriprise Financial Services, Inc. filed electronically on or about Oct. 27, 2005 as Exhbit(h)(4) to AXP Fixed Income Series, Inc. Post-Effective Amendment No. 59 to Registration Statement
         No. 2-51586 is incorporated by reference.

(h)(3) Transfer Agency Agreement, dated Oct. 1, 2005, between Registrant and RiverSource Service Corporation filed electronically on or about Oct. 27, 2005 as Exhbit(h)(6) to AXP Fixed Income Series, Inc. Post-Effective Amendment No. 59 to Registration Statement No. 2-51586 is incorporated by reference.

(h)(4) Agreement and Declaration of Unitholders between Registrant and Strategist Tax-Free Income Fund, Inc., dated May 13, 1996, filed electronically as Exhibit 9(f) to Registrant's Post-Effective Amendment No. 34 to Registration Statement No. 2-63552, is incorporated by reference.

(h)(5) Plan and Agreement of Merger, dated April 10, 1986, filed electronically as Exhibit No. 9 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 2-63552, is incorporated by reference.

(h)(6) Agreement and Plan of Reorganization, dated March 10, 2000, between Strategist Tax-Free Income Fund, Inc. on behalf of Strategist Tax-Free High Yield Fund and Registrant, filed electronically as Exhibit (h)(6) to Registrant's Post-Effective Amendment No. 40 to Registration Statement No. 2-63552, is incorporated by reference.

(h)(7) Master Fee Cap/Fee Waiver Agreement, dated, Dec. 1, 2005, between RiverSource Investments, LLC, Ameriprise Financial, Inc., RiverSource Service Corporation, Ameriprise Financial Services, Inc. and the RiverSource Funds and Preferred Master Trust filed electronically on or about Dec. 5, 2005, as Exhibit (13)(g) to AXP Tax-Exempt Series, Inc. Pre-Effective Amendment No. 1 to Registration Statement No. 333-128983 is incorporated by reference.

(h)(8) License Agreement, dated Oct. 1, 2005, between Ameriprise Financial, Inc. and the RiverSource Funds filed electronically on or about Oct. 27, 2005 as Exhibit (h)(7) to AXP Fixed Income Series, Inc. Post-Effective Amendment No. 59 to Registration Statement No. 2-51586 is incorporated by reference.

(h)(9) License Agreement, dated June 17, 1999, between American Express Funds and American Express Company filed electronically on or about Sept. 23, 1999 as Exhibit (h)(4) to AXP Stock Fund, Inc.'s Post-Effective Amendment No. 98 to Registration Statement No. 2-11358, is incorporated by reference.

(h)(10) Addendum to Schedule A and Schedule B of the License Agreement between the American Express Funds and American Express Company, dated June 23, 2004, filed electronically on or about June 28, 2004 as Exhibit (h)(2) to AXP Variable Portfolio - Select Series, Inc. Pre-Effective Amendment No. 1 to Registration Statement No. 333-113780 is incorporated by reference.

(i) Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

(j) Consent of Independent Registered Public Accounting Firm is filed electronically herewith.

(k)      Omitted Financial Statements: Not Applicable

(l)      Initial Capital Agreements: Not Applicable.

(m)(1) Plan and Agreement of Distribution (for Class A and Class B Shares), dated Oct. 1, 2005, between Registrant and Ameriprise Financial Services, Inc. filed electronically on or about Oct. 27, 2005 as Exhibit (m)(1) to AXP Fixed Income Series, Inc. Post-Effective Amendment No. 59 to Registration Statement No. 2-51586 is incorporated by reference.

(m)(2) Plan and Agreement of Distribution (for Class C Shares), dated Oct. 1, 2005, between Registrant and Ameriprise Financial Services, Inc. filed electronically on or about Oct. 27, 2005 as Exhibit (m)(2) to AXP Fixed Income Series, Inc. Post-Effective Amendment No. 59 to Registration Statement No. 2-51586 is incorporated by reference.


(n) Amended 18f-3 Plan, dated as of May 26, 2004, filed electronically on or about July 29, 2004 as Exhibit (n) to AXP Discovery Series, Inc. Post-Effective Amendment No. 49 to Registration Statement No. 2-72174 is incorporated by reference.

(o)      Reserved.

(p)(1)   Code  of  Ethics  adopted  under  Rule  17j-1  for  Registrant   filed
         electronically on or about March 28, 2005 as Exhibit (p)(1) to AXP Selected Series, Inc.'s Post-Effective Amendment No. 42 to Registration Statement No. 2-93745 is incorporated by reference.

(p)(2) Code of Ethics adopted under Rule 17j-1 for Registrant's investment adviser and principal underwriter, dated Oct. 26, 2005, filed electronically on or about Nov. 22, 2005 as Exhibit (p)(2) to AXP Equity Series, Inc. Post-Effective Amendment No. 100 to Registration Statement No. 2-13188 is incorporated by reference.

(q)(1) Directors' Power of Attorney to sign Amendments to this Registration Statement, dated Jan. 11, 2006 is filed electronically herewith as Exhibit (q)(1).

(q)(2) Officers' Power of Attorney to sign Amendments to this Registration Statement dated September 17, 2002, filed electronically as Exhibit
         (q)(2) to AXP High Yield Tax-Exempt Fund, Inc. Post-Effective Amendment No. 41 to Registration Statement No. 2-63552 is incorporated by reference.

(q)(3) Officers' Power of Attorney to sign Amendments to this Registration Statement dated September 18, 2002, filed electronically as Exhibit
         (q)(4) to AXP High Yield Tax-Exempt Fund, Inc. Post-Effective Amendment No. 41 to Registration Statement No. 2-63552 is incorporated by reference.



Item 24. Persons Controlled by or Under Common Control with Registrant:

         None.

Item 25. Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 26.        Business and Other Connections of Investment Adviser (Ameriprise Financial, Inc.)

Directors and officers of Ameriprise Financial Inc. who are directors and/or officers of one or more other companies:

Name and Title                 Other company(s)                   Address*                     Title within other
                                                                                               company(s)
-------------------------      -----------------------            -------------------------    -----------------------
Gumer C. Alvero                American Centurion Life            20 Madison Ave. Extension    Director and Vice President -
Vice President - General       Assurance Company                  P.O. Box 5555                Annuities
Manager Annuities                                                 Albany, NY 12205-0555

                               American Enterprise Life                                        President and Director
                               Insurance Company

                               American Enterprise                                             President
                               REO 1, LLC

                               Ameriprise Financial                                            Vice President - General Manager
                               Services, Inc.                                                  Annuities

                               American Express Insurance                                      Director and Vice President
                               Agency of Alabama Inc.

                               American Express Insurance                                      Director and Vice President
                               Agency of Arizona Inc.

                               American Express Insurance                                      Director and Vice President
                               Agency of Idaho Inc.

                               American Express Insurance                                      Director and Vice President
                               Agency of Maryland Inc.

                               American Express Insurance                                      Director and Vice President
                               Agency of Massachusetts Inc.

                               American Express Insurance                                      Director and Vice President
                               Agency of Nevada Inc.

                               American Express Insurance                                      Director and Vice President
                               Agency of New Mexico Inc.

                               American Express Insurance                                      Director and Vice President
                               Agency of Oklahoma Inc.

                               American Express Insurance                                      Director and Vice President
                               Agency of Wyoming Inc.

                               American Partners Life             1751 Ameriprise              Director and President
                               Insurance Company                  Financial Center
                                                                  Minneapolis MN 55474

                               IDS Life Insurance Company                                      Director and Executive Vice
                                                                                               President - Annuities

                               IDS Life Insurance Company         P.O. Box 5144                Director and Vice President -
                               of New York                        Albany, NY 12205             Annuities

Neysa M. Alecu                 Advisory Capital Partners LLC                                   Money Laundering
Money Laundering                                                                               Prevention Officer
Prevention Officer
                               Advisory Capital Strategies                                     Money Laundering
                               Group Inc.                                                      Prevention Officer

                               Advisory Convertible Arbitrage                                  Money Laundering
                               LLC
                                                                                               Prevention Officer

                               Advisory Select LLC                                             Money Laundering
                                                                                               Prevention Officer

                               American Enterprise Life Insurance                              Money Laundering
                               Company                                                         Prevention Officer

                               American Enterprise                                             Money Laundering
                               Investment Services, Inc.                                       Prevention Officer

                               American Enterprise REO 1 LLC                                   Money Laundering
                                                                                               Prevention Officer

                               RiverSource Investments, LLC                                    Money Laundering
                                                                                               Prevention Officer

                               American Express Asset Management                               Money Laundering
                               International, Inc.                                             Prevention Officer

                               Ameriprise Certificate Company                                  Money Laundering
                                                                                               Prevention Officer

                               RiverSource Service Corporation                                 Money Laundering
                                                                                               Prevention Officer

                               Ameriprise Financial Services,                                  Money Laundering
                               Inc.
                                                                                               Prevention Officer

                               American Express Insurance                                      Money Laundering
                               Agency of Alabama Inc.                                          Prevention Officer

                               American Express Insurance                                      Money Laundering
                               Agency of Arizona Inc.                                          Prevention Officer

                               American Express Insurance                                      Money Laundering
                               Agency of Idaho Inc.                                            Prevention Officer

                               American Express Insurance                                      Money Laundering
                               Agency of Maryland Inc.                                         Prevention Officer

                               American Express Insurance                                      Money Laundering
                               Agency of Massachusetts Inc.                                    Prevention Officer

                               American Express Insurance                                      Money Laundering
                               Agency of Nevada Inc.                                           Prevention Officer

                               American Express Insurance                                      Money Laundering
                               Agency of New Mexico Inc.                                       Prevention Officer

                               American Express Insurance                                      Money Laundering
                               Agency of Oklahoma Inc.                                         Prevention Officer

                               American Express Insurance                                      Money Laundering
                               Agency of Texas Inc.                                            Prevention Officer

                               American Express Insurance                                      Money Laundering
                               Agency of Wyoming Inc.                                          Prevention Officer

                               American Partners Life                                          Money Laundering
                               Insurance Company                                               Prevention Officer

                               Ameriprise Auto & Home Insurance                                Money Laundering
                               Agency Inc.                                                     Prevention Officer

                               Boston Equity General                                           Money Laundering
                               Partner LLC                                                     Prevention Officer

                               IDS Capital Holdings Inc.                                       Money Laundering
                                                                                               Prevention Officer

                               IDS Life Insurance Company                                      Money Laundering
                                                                                               Prevention Officer

                               IDS Management Corporation                                      Money Laundering
                                                                                               Prevention Officer

Abu M. Arif
Vice President - Marketing Strategy
and Retail Retirement

Ward D. Armstrong              Ameriprise Financial                                            Senior Vice President -
Senior Vice President -        Services Inc.                                                   Retirement Services and
Retirement Services                                                                            RiverSource Investments
and RiverSource Investments
                               RiverSource                                                     Director and Senior Vice President
                               Investments, LLC

                               Ameriprise Trust                                                Director and Chairman of
                               Company                                                         the Board

                               Kenwood Capital Management LLC                                  Manager

                               American Express Asset                                          Director
                               Management International Inc.

John M. Baker                  Ameriprise Financial                                            Vice President - Chief Client
Vice President - Plan Sponsor  Services Inc.                                                   Service Officer
Services
                               RiverSource                                                     Vice President
                               Investments, LLC

                               Ameriprise Trust                                                Director and Senior Vice President
                               Company

Dudley Barksdale               Ameriprise Financial                                            Vice President - Service
Vice President - Service       Services Inc.                                                   Development
Development

Timothy V. Bechtold            American Centurion Life            20 Madison Ave. Extension    Director, President and Chief
Vice President -               Assurance Company                  P.O. Box 5555                Executive Officer
Insurance Products                                                Albany, NY 12205-0555
                               American Enterprise Life                                        Director
                               Insurance Company

                               Ameriprise Financial                                            Vice President - Insurance
                               Services Inc.                                                   Products

                               American Express Insurance                                      Director, President and Chief
                               Agency of Alabama Inc.                                          Executive Officer

                               American Express Insurance                                      Director, President and Chief
                               Agency of Arizona Inc.                                          Executive Officer

                               American Express Insurance                                      Director, President and Chief
                               Agency of Idaho Inc.                                            Executive Officer

                               American Express Insurance                                      Director, President and Chief
                               Agency of Maryland Inc.                                         Executive Officer

                               American Express Insurance                                      Director, President and Chief
                               Agency of Massachusetts Inc.                                    Executive Officer

                               American Express Insurance                                      Director, President and Chief
                               Agency of Nevada Inc.                                           Executive Officer

                               American Express Insurance                                      Director, President and Chief
                               Agency of New Mexico Inc.                                       Executive Officer

                               American Express Insurance                                      Director and President and Chief
                               Agency of Oklahoma Inc.                                         Executive Officer

                               American Express Insurance                                      Director, President and Chief
                               Agency of Wyoming Inc.                                          Executive Officer

                               American Partners Life                                          Director and Vice President -
                               Insurance Company                                               Insurance Products

                               IDS Life Insurance Company                                      Director and President

                               IDS Life Insurance Company         P.O. Box 5144                Director, President and Chief
                               of New York                        Albany, NY 12205             Executive Officer

                               IDS REO 1, LLC                                                  President

                               IDS REO 2, LLC                                                  President

Kent M. Bergene
Vice President -
Pricing and Product
Development

Arthur H. Berman               American Enterprise Life                                        Director
Senior Vice President and      Insurance Company
Treasurer
                               Ameriprise Financial                                            Senior Vice President
                               Services Inc.                                                   and Treasurer

                               American Partners Life                                          Director
                               Insurance Company

                               IDS Life Insurance                                              Director
                               Company

Walter S. Berman               Advisory Capital Partners LLC                                   Treasurer
Executive Vice President
and Chief Financial            Advisory Capital Strategies                                     Treasurer
Officer                        Group Inc.

                               Advisory Convertible Arbitrage                                  Treasurer
                               LLC

                               Advisory Select LLC                                             Treasurer

                               American Centurion Life                                         Vice President and Treasurer
                               Assurance Company

                               American Enterprise Life                                        Vice President and Treasurer
                               Insurance Company

                               American Enterprise REO 1, LLC                                  Treasurer

                               RiverSource Investments, LLC                                    Treasurer

                               American Express Asset Management                               Treasurer
                               International, Inc.

                               Ameriprise Certificate Company                                  Treasurer

                               RiverSource Service Corporation                                 Treasurer

                               RiverSource Tax Advantaged                                      Treasurer
                               Investments, Inc.

                               Ameriprise Financial                                            Director
                               Services Inc.

                               American Express                                                Vice President and Treasurer
                               Financial Advisors Services
                               Japan Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Alabama Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Arizona Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Idaho Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Maryland Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Massachusetts Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Nevada Inc.

                               American Express Insurance                                      Treasurer
                               Agency of New Mexico Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Oklahoma Inc.

                               American Express Insurance                                      Treasurer
                               Agency of Wyoming Inc.

                               Ameriprise Auto & Home                                          Treasurer
                               Insurance

                               Ameriprise Auto & Home                                          Treasurer
                               Insurance
                               of Kentucky, Inc.

                               Ameriprise Auto & Home                                          Treasurer
                               Insurance
                               of Maryland, Inc.

                               Ameriprise Auto & Home                                          Treasurer
                               Insurance
                               of Pennsylvania, Inc.

                               American Partners Life                                          Vice President and Treasurer
                               Insurance Company

                               AMEX Assurance Company                                          Treasurer

                               Boston Equity General                                           Treasurer
                               Partner LLC

                               IDS Cable Corporation                                           Treasurer

                               IDS Cable II Corporation                                        Treasurer

                               IDS Capital Holdings Inc.                                       Treasurer

                               IDS Life Insurance Company                                      Vice President and Treasurer

                               IDS Life Insurance Company                                      Vice President and Treasurer
                               of New York

                               IDS Management Corporation                                      Treasurer

                               IDS Partnership Services                                        Treasurer
                               Corporation

                               IDS Property Casualty                                           Treasurer
                               Insurance Company

                               IDS Realty Corporation                                          Treasurer

                               IDS REO 1, LLC                                                  Treasurer

                               IDS REO 2, LLC                                                  Treasurer

                               Investors Syndicate                                             Vice President and Treasurer
                               Development Corp.

                               Kenwood Capital                                                 Treasurer
                               Management LLC

                               Threadneedle Asset Management                                   Director
                               Holdings LTD

Robert C. Bloomer              Ameriprise Financial                                            Vice President - Technologies III
Vice President -               Services Inc.
Technologies III

Leslie H. Bodell               Ameriprise Financial                                            Vice President - Technologies I
Vice President -               Services Inc.
Technologies I

Randy L. Boser                 Ameriprise Financial                                            Vice President - Mutual Fund
Vice President -               Services Inc.                                                   Business Development
Business Development
                               IDS Life Insurance Company                                      Assistant Vice President

Uzma S. Burki                  Ameriprise Financial                                            Vice President - Organizational
Vice President -               Services Inc.                                                   Talent Development
Organizational &
Talent Development

Michael G. Burton
Vice President and Chief
Counsel - Regulatory
Affairs

Richard N. Bush                Advisory Capital Partners LLC                                   Senior Vice President - Corporate Tax
Senior Vice President -
Corporate Tax
                               Advisory Capital Strategies                                     Senior Vice President - Corporate Tax
                               Group Inc.

                               Advisory Convertible Arbitrage                                  Senior Vice President - Corporate Tax
                               LLC

                               American Centurion Life                                         Senior Vice President - Corporate Tax
                               Assurance Company

                               American Enterprise Investment                                  Senior Vice President - Corporate Tax
                               Services Inc

                               American Enterprise Life                                        Senior Vice President - Corporate Tax
                               Insurance Company

                               American Enterprise REO 1 LLC                                   Senior Vice President - Corporate Tax

                               American Express Asset                                          Senior Vice President - Corporate Tax
                               Management International Inc

                               American Express Financial                                      Senior Vice President - Corporate Tax
                               Advisors Japan Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Alabama Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Arizona Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Idaho Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Maryland Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Massachusetts Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Nevada Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of New Mexico Inc

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Oklahoma Inc.

                               American Express Insurance                                      Senior Vice President - Corporate Tax
                               Agency of Wyoming Inc.

                               American Express Property                                       Senior Vice President - Corporate Tax
                               Casualty Insurance Agency of
                               Kentucky Inc.

                               American Express Property                                       Senior Vice President - Corporate Tax
                               Casualty Insurance Agency of
                               Maryland Inc.

                               American Express Property                                       Senior Vice President - Corporate Tax
                               Casualty Insurance Agency of
                               Pennsylvania Inc.

                               American Partners Life                                          Senior Vice President - Corporate Tax
                               Insurance Company

                               Ameriprise Financial Services                                   Senior Vice President - Corporate Tax
                               Inc.

                               AMEX Assurance Company                                          Senior Vice President - Corporate Tax

                               Boston Equity General Partner LLC                               Senior Vice President - Corporate Tax

                               IDS Cable Corporation                                           Senior Vice President - Corporate Tax

                               IDS Cable II Corporation                                        Senior Vice President - Corporate Tax

                               IDS Capital Holdings Inc.                                       Senior Vice President - Corporate Tax

                               IDS Futures Corporation                                         Senior Vice President - Corporate Tax

                               IDS Life Insurance Company                                      Senior Vice President - Corporate Tax

                               IDS Life Insurance Company of                                   Senior Vice President - Corporate Tax
                               New York

                               IDS Management Corporation                                      Senior Vice President - Corporate Tax

                               IDS Property Casualty Insurance                                 Senior Vice President - Corporate Tax
                               Company

                               IDS Realty Corporation                                          Senior Vice President - Corporate Tax

                               IDS REO 1 LLC                                                   Senior Vice President - Corporate Tax

                               IDS REO 2 LLC                                                   Senior Vice President - Corporate Tax

                               RiverSource Investments LLC                                     Senior Vice President - Corporate Tax

                               RiverSource Service Corporation                                 Senior Vice President - Corporate Tax

                               Riversource Tax Advantaged                                      Senior Vice President - Corporate Tax
                               Investments Inc.

Kenneth J. Ciak                AMEX Assurance Company                                          Director, President and Chief
Vice President and General                                                                     Executive Officer
Manager - IDS Property
Casualty                       Ameriprise Financial                                            Vice President and General
                               Services Inc.                                                   Manager - IDS Property
                                                                                               Casualty

                               Ameriprise Insurance Company                                    Director

                               Ameriprise Auto & Home                                          Director, President and Chief
                               Insurance                                                       Executive Officer
                               of Kentucky Inc.

                               Ameriprise Auto & Home                                          Director, President and Chief
                               Insurance                                                       Executive Officer
                               of Maryland Inc.

                               Ameriprise Auto & Home                                          Director, President and Chief
                               Insurance                                                       Executive Officer
                               of Pennsylvania Inc.

                               AMEX Assurance Company                                          Director

                               IDS Property Casualty              1 WEG Blvd.                  Director, President and Chief
                               Insurance Company                  DePere, WI 54115             Executive Officer

Paul A. Connolly               Ameriprise Financial                                            Vice President - RL HR/US Retail
Vice President - Retail        Services Inc.
Distribution Services

James M. Cracchiolo            Ameriprise Financial                                            Director, Chairman of the Board,
Director, Chairman of          Services Inc.                                                   President and Chief Executive Officer
the Board, President and
Chief Executive Officer        Threadneedle Asset                                              Director and Chairman of the Board
                               Management Holdings LTD

Colleen Curran                 Ameriprise Financial                                            Vice President and
Vice President and Assistant   Services Inc.                                                   Assistant General Counsel
General Counsel

Luz Maria Davis                Ameriprise Financial                                            Vice President - Employee
Vice President -               Services Inc.                                                   Communications
Communications

Paul James Dolan               Ameriprise Financial                                            Vice President - CAO Product Sales
Vice President -               Services Inc.
CAO Product Sales

William V. Elliott             Ameriprise Financial                                            Vice President - Financial
Vice President - Financial     Services Inc.                                                   Planning and Advice
Planning and Advice

William J. Emptage            Ameriprise Financial                                            Vice President - Strategic
Vice President - Strategic    Services Inc.                                                   Planning and Advice
Planning & Advice

Benjamin R. Field              Ameriprise Financial                                            Vice President - Finance Education &
Vice President - Finance       Services Inc.                                                   Planning Services
Education & Planning
Services

Gordon M. Fines                RiverSource Investments, LLC                                    Vice President - Senior Portfolio
Vice President - Financial                                                                     Manager
Education & Planning
Services                       Ameriprise Financial                                            Vice President - Senior
                               Services Inc.                                                   Portfolio Manager I

Giunero Floro                  Ameriprise Financial Services                                   Vice President - Creative Services
Vice President - Creative      Inc.
Services

Terrence J. Flynn              Ameriprise Financial Services Inc.                              Vice President - Brokerage
Vice President - Brokerage                                                                     Clearing Operations
Clearing Operations
                               American Enterprise                                             President and Chief Executive Officer
                               Investment Services Inc.

                               RiverSource                                                     Director and Senior Vice President -
                               Service Corporation                                             Clearing Operations

Jeffery P. Fox                 Ameriprise Financial                                            Vice President - Investment
Vice President -               Services Inc.                                                   Accounting
Investment Accounting

Laura C. Gagnon                Ameriprise Financial Services Inc.                              Vice President - Investor Relations
Vice President - Investor
Relations

Peter A. Gallus                Advisory Capital Strategies                                     Director, President, Chief Operating
Vice President - Investment    Group Inc.                                                      Officer and Chief Compliance Officer
Administration
                               Advisory Capital Partners LLC                                   President, Chief Operating Officer
                                                                                               and Chief Compliance Officer
                               Advisory Convertible
                               Arbitrage LLC                                                   President, Chief Operating Officer
                                                                                               and Chief Compliance Officer

                               Advisory Select LLC                                             Vice President and Chief
                                                                                               Compliance Officer

                               Ameriprise Financial                                            Vice President - CAO
                               Services Inc.                                                   Investment Management

                               RiverSource Investments, LLC                                    Senior Vice President, Chief
                                                                                               Operating Officer and Assistant
                                                                                               Treasurer

                               American Express Asset                                          Assistant Treasurer
                               Management International, Inc.

                               Boston Equity General                                           President, Chief Operating Officer
                               Partner LLC                                                     and Chief Compliance Officer

                               Kenwood Capital Management LLC                                  Manager

                               IDS Capital Holdings Inc.                                       Vice President and Controller

Michael R. Greene
Vice President -
Compliance/Legal/Regulatory
Project Management Office

Steven Guida                   RiverSource                                                     Director
Vice President - New           Service Corporation
Business and Service
                               Ameriprise Financial                                            Vice President - New
                               Services Inc.                                                   Business and Service

                               American Express Insurance                                      Vice President
                               Agency of Massachusetts Inc.

Ira D. Hall
Director

Teresa A. Hanratty             Ameriprise Financial                                            Senior Vice
Senior Vice President -        Services Inc.                                                   President - Field
Field Management                                                                               Management

Lorraine R. Hart               AMEX Assurance Company                                          Vice President -
Vice President - Fixed                                                                         Investments
Income Investment
Administration Officer         American Centurion Life            20 Madison Ave. Extension    Vice President - Investments
                               Assurance Company                  P.O. Box 5555
                                                                  Albany, NY 12205-0555

                               RiverSource Tax Advantaged                                      Director, President and Chief
                               Investments                                                     Executive Officer

                               American Enterprise Life           829 Ameriprise               Vice President - Investments
                               Insurance Company                  Financial Center
                                                                  Minneapolis, MN 55474

                               American Enterprise                829 Ameriprise               Vice President
                               REO 1, LLC                         Financial Center
                                                                  Minneapolis, MN 55474

                               Ameriprise                                                      Vice President - Investments
                               Certificate Company

                               American Express International                                  Vice President - Investments
                               Deposit Company

                               Ameriprise Financial                                            Vice President - Fixed Income
                               Services Inc.                                                   Investment Administration Officer

                               American Partners Life             1751 Ameriprise              Vice President - Investments
                               Insurance Company                  Financial Center
                                                                  Minneapolis, MN 55474

                               IDS Life Insurance Company                                      Vice President - Investments

                               IDS Life Insurance Company         P.O. Box 5144                Vice President - Investments
                               of New York                        Albany, NY 12205

                               IDS Property Casualty              1 WEG Blvd.                  Vice President - Investments
                               Insurance Company                  DePere, WI 54115

                               IDS REO 1, LLC                                                  Vice President

                               IDS REO 2, LLC                                                  Vice President

                               Investors Syndicate                                             Director and Vice
                               Development Corp.                                               President - Investments

Janis K. Heaney                Ameriprise Financial                                            Vice President - Incentive
Vice President - Incentive     Services Inc.                                                   Management
Management

Brian M. Heath                 Ameriprise Financial                                            Director and Vice President - U.S.
President - U.S.               Services Inc.                                                   Advisor Group
Advisor Group

Nancy R. Hughes                American Centurion Life                                         Assistant Vice President
Assistant Vice President       Assurance Company

                               American Enterprise Life                                        Assistant Vice President
                               Insurance Company

                               American Enterprise REO 1 LLC                                   Assistant Vice President

                               Ameriprise Certificate                                          Assistant Vice President
                               Company

                               American Partners Life                                          Assistant Vice President
                               Insurance Company

                               IDS Life Insurance Company                                      Assistant Vice President

                               IDS Life Insurance Company                                      Assistant Vice President
                               of New York

                               IDS REO 1 LLC                                                   Assistant Vice President

                               IDS REO 2 LLC                                                   Assistant Vice President

Kelli A. Hunter                Ameriprise Financial                                            Executive Vice President -
Executive Vice President -     Services Inc.                                                   Human Resources
Human Resources

Debra A. Hutchinson            Ameriprise Financial                                            Vice President - Technologies I
Vice President -               Services Inc.
Technologies I

James M. Jensen                Ameriprise Financial                                            Vice President - Compensation
Vice President - Advice and    Services Inc.                                                   and Licensing Services
Retail Distribution Group,
Product, Compensation and      American Express Insurance                                      Director, Vice President
Field Administration           Agency of Alabama Inc.

                               American Express Insurance                                      Director, Vice President
                               Agency of Arizona Inc.

                               American Express Insurance                                      Director, Vice President
                               Agency of Idaho Inc.

                               American Express Insurance                                      Director, Vice President
                               Agency of Maryland Inc.

                               American Express Insurance                                      Director, Vice President
                               Agency of Massachusetts Inc.

                               American Express Insurance                                      Director, Vice President
                               Agency of Nevada Inc.

                               American Express Insurance                                      Director, Vice President
                               Agency of New Mexico Inc.

                               American Express Insurance                                      Director, Vice President
                               Agency of Oklahoma Inc.

                               American Express Insurance                                      Director, Vice President
                               Agency of Wyoming Inc.

Amy K. Johnson
Vice President - Operations
and Compliance

Paul R. Johnston               American Centurion Life                                         Secretary
Assistant Secretary            Assurance Company

                               American Enterprise                                             Secretary
                               Investment Services Inc.

                               American Enterprise Life                                        Secretary
                               Insurance Company

                               American Enterprise REO 1, LLC                                  Secretary

                               RiverSource                                                     Secretary
                               Investments, LLC

                               American Express Asset Management                               Secretary
                               International, Inc.

                               RiverSource                                                     Secretary
                               Service Corporation

                               RiverSource Tax Advantaged                                      Secretary
                               Investments

                               Ameriprise Financial                                            Secretary
                               Services Inc.

                               American Express                                                Secretary
                               Financial Advisors Japan Inc.

                               American Express Insurance                                      Secretary
                               Agency of Alabama Inc.

                               American Express Insurance                                      Secretary
                               Agency of Arizona Inc.

                               American Express Insurance                                      Secretary
                               Agency of Idaho Inc.

                               American Express Insurance                                      Secretary
                               Agency of Maryland Inc.

                               American Express Insurance                                      Secretary
                               Agency of Massachusetts Inc.

                               American Express Insurance                                      Secretary
                               Agency of Nevada Inc.

                               American Express Insurance                                      Secretary
                               Agency of New Mexico Inc.

                               American Express Insurance                                      Secretary
                               Agency of Oklahoma Inc.

                               American Express Insurance                                      Secretary
                               Agency of Wyoming Inc.

                               Ameriprise Auto & Home                                           Secretary
                               Insurance

                               Ameriprise Auto & Home                                          Secretary
                               Insurance
                               of Kentucky, Inc.

                               Ameriprise Auto & Home                                          Secretary
                               Insurance
                               of Maryland, Inc.

                               Ameriprise Auto & Home                                          Secretary
                               Insurance
                               of Pennsylvania, Inc.

                               Ameriprise Insurance Company                                    Director

                               Ameriprise Trust Company                                        Secretary

                               American Partners Life                                          Assistant General Counsel
                               Insurance Company                                               and Secretary

                               AMEX Assurance Company                                          Director, General Counsel and
                                                                                               Secretary

                               IDS Cable Corporation                                           Vice President and Secretary

                               IDS Cable II Corporation                                        Vice President and Secretary

                               IDS Capital Holdings Inc.                                       Secretary

                               IDS Life Insurance Company                                      Assistant General Counsel
                                                                                               and Secretary

                               IDS Life Insurance Company                                      Secretary
                               of New York

                               IDS Management Corporation                                      Vice President and Secretary

                               IDS Partnership Services                                        Vice President and Secretary
                               Corporation

                               IDS Property Casualty                                           Director, Vice President,
                               Insurance Company                                               General Counsel and Secretary

                               IDS Realty Corporation                                          Vice President and Secretary

                               IDS REO 1, LLC                                                  Secretary

                               IDS REO 2, LLC                                                  Secretary

                               Investors Syndicate                                             Secretary
                               Development Corp.

Nancy E. Jones                 Ameriprise Financial                                            Vice President - Advisor
Vice President - Advisor       Services Inc.                                                   Marketing
Marketing

William A. Jones               Ameriprise Financial                                            Vice President - Technologies III
Vice President -               Services Inc.
Technologies III

John C. Junek                  Ameriprise Financial                                            Senior Vice President and
Executive Vice President,      Services Inc.                                                   General Counsel
General Counsel and
Secretary

Ora J. Kaine                   Ameriprise Financial                                            Vice President - Retail
Vice President - Retail        Services Inc.                                                   Distribution Services
Distribution Services

Michelle M. Keeley             AMEX Assurance Company                                          Vice President-Investments
Senior Vice President -
Fixed Income                   American Centurion Life                                         Vice President-Investments
                               Assurance Company

                               American Enterprise Life                                        Vice President-Investments
                               Insurance Company

                               RiverSource                                                     Director and Senior Vice
                               Investments, LLC                                                President - Fixed Income

                               American Express                                                Director
                               Asset Management
                               International Inc.

                               Ameriprise                                                      Vice President-Investments
                               Certificate Company

                               Ameriprise Financial                                            Senior Vice President-Fixed Income
                               Services Inc.

                               American Partners Life                                          Vice President-Investments
                               Insurance Company

                               IDS Life Insurance Company                                      Vice President-Investments

                               IDS Life Insurance Company                                      Vice President-Investments
                               of New York

                               Kenwood Capital Management LLC                                  Manager

Claire Kolmodin                Ameriprise Financial                                            Vice President - Strategic
Vice President - Strategic     Services Inc.                                                   Initiatives
Initiatives

Lori J. Larson                 Ameriprise Financial                                            Vice President - Advisor
Vice President - Advisor       Services Inc.                                                   Field Force Growth &
Field Force Growth &                                                                           Retention
Retention

Daniel E. Laufenberg           Ameriprise Financial                                            Vice President - Chief U.S.
Vice President and Chief       Services Inc.                                                   Economist
U.S. Economist

Jane W. Lee                    Ameriprise Financial                                            Vice President and General
Vice President and General     Services Inc.                                                   Manager Platinum
Manager Platinum Financial                                                                     Financial Services
Services

W. Walker Lewis
Director

Catherine M. Libbe             Ameriprise Financial                                            Vice President - Marketing &
Vice President -               Services Inc.                                                   Product Retirement Services
Marketing & Product
Retirement Services

Diane D. Lyngstad              Ameriprise Financial                                            Chief Financial Officer and Vice
Vice President - Comp          Services Inc.                                                   President - Comp and Licensing
Services
and Licensing Services
                               RiverSource                                                     Director, Vice President and
                               Service Corporation                                             Chief Financial Officer

Andrew J. MacMillan            Ameriprise Financial                                            Senior Vice President
Senior Vice President          Services Inc.                                                   Corporate Communications
Corporate Communications                                                                       & Government Affairs
& Government Affairs

Siri S. Marshall
Director

Timothy J. Masek               Ameriprise Financial                                            Vice President - Fixed Income
Vice President - Fixed         Services Inc.                                                   Research
Income Research

Brian J. McGrane               Ameriprise Financial                                            Vice President and Lead Financial
Senior Vice President and      Services Inc.                                                   Officer Finance
Lead Financial Officer
                               Advisory Capital Partners LLC                                   Vice President and Chief Financial
                                                                                               Officer

                               Advisory Capital                                                Vice President and Chief Financial
                               Strategies Group Inc.                                           Officer

                               Advisory Convertible                                            Vice President and Chief Financial
                               Arbitrage LLC                                                   Officer

                               Advisory Select LLC                                             Vice President and Chief Financial
                                                                                               Officer

                               American Enterprise Life                                        Director, Executive Vice President
                               Life Insurance Company                                          and Chief Financial Officer

                               RiverSource                                                     Vice President and Chief Financial
                               Investments, LLC                                                Officer

                               American Express Asset                                          Vice President and Chief Financial
                               Management International Inc.                                   Officer

                               Ameriprise                                                      Vice President and Chief Financial
                               Certificate Company                                             Officer

                               Ameriprise Trust Company                                        Director

                               Boston Equity General                                           Vice President and Chief Financial
                               Partner LLC                                                     Officer

                               IDS Life Insurance Company                                      Director, Executive Vice President
                                                                                               and Chief Financial Officer

Sarah M. McKenzie              Ameriprise Financial                                            Vice President -
Vice President -               Services Inc.                                                   Managed and Brokerage Products
Managed and Brokerage
Products

Penny J. Meier                 Ameriprise Financial                                            Vice President - Business
Vice President - Business      Services Inc.                                                   Transformation/Six Sigma
Transformation/Six Sigma

Paula R. Meyer                 Ameriprise Financial                                            Senior Vice President and General
Senior Vice President          Services Inc.                                                   Manager - Mutual Funds
- Mutual Funds
                               Ameriprise Certificate                                          Director, President and
                               Company                                                         Chief Executive Officer

                               American Express                                                Director and President
                               International Deposit
                               Company

                               Ameriprise Trust Company                                        Director

                               Investors Syndicate                                             Director, President and Chief
                               Development Corp.                                               Executive Officer

                               RiverSource Service Corporation                                 Senior Vice President

Rebecca A. Nash                Ameriprise Financial                                            Vice President -
Vice President -               Services Inc.                                                   Service Operations
Service Operations
                               AMEX Assurance Company                                          Vice President -
                                                                                               Insurance

                               IDS Property Casualty                                           Vice President -
                               Insurance Company                                               Insurance

Jeffrey Noddle
Director

Francois B. Odouard            Ameriprise Financial                                            Vice President - Brokerage
Vice President -               Services Inc.
Brokerage

Michael J. O'Keefe             Ameriprise Financial                                            Vice President - Advisory
Vice President - Advisory      Services Inc.                                                   Business Systems
Business Systems

Benji Orr                      Advisory Capital Partners LLC                                   Deputy Money Laundering
Deputy Money                                                                                   Prevention Officer
Laundering
Prevention Officer             Advisory Capital Strategies Group                               Deputy Money Laundering
                               Inc.                                                            Prevention Officer

                               Advisory Convertible Arbitrage                                  Deputy Money Laundering
                               LLC
                                                                                               Prevention Officer

                               Advisory Select LLC                                             Deputy Money Laundering
                                                                                               Prevention Officer

                               American Enterprise Life                                        Deputy Money Laundering
                               Insurance Company                                               Prevention Officer

                               American Enterprise Investment                                  Deputy Money Laundering
                               Services Inc                                                    Prevention Officer

                               American Enterprise REO 1 LLC                                   Deputy Money Laundering
                                                                                               Prevention Officer

                               American Express Asset Management                               Deputy Money Laundering
                               International Inc.                                              Prevention Officer

                               RiverSource Tax Advantaged                                      Deputy Money Laundering
                               Investments                                                     Prevention Officer

                               American Express Insurance Agency                               Deputy Money Laundering
                               of Arizona Inc.                                                 Prevention Officer

                               American Express Insurance Agency                               Deputy Money Laundering
                               of Idaho Inc.                                                   Prevention Officer

                               American Express Insurance Agency                               Deputy Money Laundering
                               of Maryland Inc.                                                Prevention Officer

                               American Express Insurance Agency                               Deputy Money Laundering
                               of Massachusetts Inc.                                           Prevention Officer

                               American Express Insurance Agency                               Deputy Money Laundering
                               of Nevada Inc.                                                  Prevention Officer

                               American Express Insurance Agency                               Deputy Money Laundering
                               of New Mexico Inc.                                              Prevention Officer

                               American Express Insurance Agency                               Deputy Money Laundering
                               of Oklahoma Inc.                                                Prevention Officer

                               American Express Insurance Agency                               Deputy Money Laundering
                               of Texas Inc.                                                   Prevention Officer

                               American Express Insurance Agency                               Deputy Money Laundering
                               of Wyoming Inc.                                                 Prevention Officer

                               Ameriprise Auto & Home Insurance                                Deputy Money Laundering
                                                                                               Prevention Officer

                               Ameriprise Certificate Company                                  Deputy Money Laundering
                                                                                               Prevention Officer

                               Ameriprise Financial Services,                                  Deputy Money Laundering
                               Inc.                                                            Prevention Officer

                               Boston Equity General Partner LLC                               Deputy Money Laundering
                                                                                               Prevention Officer

                               IDS Capital Holdings Inc.                                       Deputy Money Laundering
                                                                                               Prevention Officer

                               IDS Life Insurance Company                                      Deputy Money Laundering
                                                                                               Prevention Officer

                               IDS Management Corporation                                      Deputy Money Laundering
                                                                                               Prevention Officer

                               RiverSource Investments, LLC                                    Deputy Money Laundering
                                                                                               Prevention Officer

                               RiverSource Service Corporation                                 Deputy Money Laundering
                                                                                               Prevention Officer

Douglas J. Parish              Ameriprise Financial                                            General Auditor
General Auditor                Services, Inc.

Richard F. Powers III
Director

Glen Salow
Executive Vice President -
Technology and Operations

H. Jay Sarles
Director

Robert F. Sharpe, Jr.
Director

Paul Pearson
Vice President - SPS
and External Products


Scott R. Plummer               American Centurion Life                                         38a-1 Chief Compliance Officer
Vice President -               Assurance Company
Asset Management
Compliance                     American Enterprise Life                                        38a-1 Chief Compliance Officer
                               Insurance Company

                               Ameriprise Certificate                                          Vice President, General Counsel,
                               Company                                                         Secretary and Chief Compliance
                                                                                               Officer

                               American Partners                                               38a-1 Chief Compliance Officer
                               Life Insurance Company

                               IDS Life Insurance Company                                      38a-1 Chief Compliance Officer

                               IDS Life Insurance Company                                      38a-1 Chief Compliance Officer
                               of New York

Mark A. Riordan                Ameriprise Financial                                            Vice President - Finance
Vice President - Finance       Services Inc.                                                   Emerging Technologies
Emerging Technologies
                               IDS Cable Corporation                                           Director

                               IDS Cable Corporation II                                        Director

Andrew C. Schell               Ameriprise Financial                                            Senior Vice President - Insurance
Vice President - Strategy      Services Inc.                                                   and Annuities
and Planning

Mark E. Schwarzmann            American Enterprise Life                                        Director, Chairman of the Board and
President - Insurance and      Insurance Company                                               Chief Executive Officer
Annuities and Product
Distribution                   Ameriprise Financial                                            Senior Vice President - Insurance
                               Services Inc.                                                   and Annuities

                               American Partners Life                                          Director, Chairman of the Board and
                               Insurance Company                                               Chief Executive Officer

                               IDS Life Insurance Company                                      Director, Chairman of the Board and
                                                                                               Chief Executive Officer

Gary A. Scott                  Ameriprise Financial                                            Vice President - Client Acquisition
Vice President -               Services Inc.                                                   Marketing and Services
Client Acquisition
Marketing and Services

Kim M. Sharan
Executive Vice President
and Chief Marketing Officer

Jacqueline M. Sinjem           Ameriprise Financial                                            Vice President - Plan Sponsor
Vice President - Plan          Services Inc.                                                   Services
Sponsor Services
                               Ameriprise Trust                                                Vice President
                               Company

Bridget M. Sperl               RiverSource                                                     Director, Chairman of the Board;
Senior Vice President -        Service Corporation                                             President and Chief Executive
Client Service
Organization                   Ameriprise Financial                                            Senior Vice President -
                               Services Inc.                                                   Client Service Organization

                               Ameriprise Insurance Company                                    Director

                               IDS Life Insurance Company                                      Executive Vice President -
                                                                                               Client Service

                               IDS Property Casualty                                           Director
                               Insurance Company

Lisa A. Steffes                Ameriprise Financial                                            Vice President - Marketing
Vice President - Marketing     Services Inc.                                                   Officer Development
Officer Development

                               Ameriprise Insurance Company                                    Director

                               AMEX Assurance Company                                          Director

                               IDS Property Casualty              1 WEG Blvd.                  Director
                               Insurance Company                  DePere, WI 54115

David K. Stewart               American Centurion Life                                         Vice President and Controller
Senior Vice President and      Assurance Company
Controller
                               American Enterprise                                             Treasurer
                               Investment Services Inc.

                               American Enterprise Life                                        Vice President and Controller
                               Insurance Company

                               Ameriprise                                                      Vice President, Controller and
                               Certificate Company                                             Chief Accounting Officer

                               Ameriprise Financial                                            Vice President and Controller
                               Services Inc.

                               American Partners Life                                          Vice President and Controller
                               Insurance Company

                               IDS Life Insurance                                              Vice President and Controller
                               Company

                               IDS Life Insurance                                              Vice President and Controller
                               Company of New York

Jeffrey J. Stremcha            Ameriprise Financial                                            Vice President - Technologies I
Vice President -               Services Inc.
Technologies I

John T. Sweeney                American Enterprise Investment                                  Chief Financial Officer
Vice President - Lead          Services, Inc.
Financial Officer -
Products Group                 Ameriprise Financial                                            Vice President, Lead Financial
                               Services Inc.                                                   Officer - Banking, Brokerage
                                                                                               and Managed Products

                               Ameriprise Insurance Company                                    Director

                               AMEX Assurance Company                                          Director

                               IDS Partnership                                                 Director
                               Services Corporation

                               IDS Property Casualty                                           Director
                               Insurance Company

                               IDS Realty Corporation                                          Director

Joseph E. Sweeney              Ameriprise Financial Services Inc.                              Senior Vice President, General
President - Financial                                                                          Manager - U.S. Brokerage and
Planning, Products Services                                                                    Membership Banking

                               American Enterprise Investment                                  Director
                               Services Inc.

William F. "Ted" Truscott      Advisory Capital Strategies                                     Director
President - U.S. Asset         Group Inc.
Management and Chief
Investment Officer             RiverSource                                                     Director, President and Chairman of
                               Investments, LLC                                                the Board and Chief Investment
                                                                                               Officer

                               Ameriprise Financial                                            Senior Vice President and
                               Services Inc.                                                   Chief Investment Officer

                               IDS Capital Holdings Inc.                                       Director and President

                               Kenwood Capital Management LLC                                  Manager

                               Threadneedle Asset Management                                   Director
                               Holdings LTD

George F. Tsafaridis           Ameriprise Financial                                            Vice President - Quality & Service
Vice President -               Services Inc.                                                   Support
Quality & Service Support

William H. Turner
Director

Ramanathan Venkataramana       Ameriprise Financial                                            Vice President - Technologies III
Vice President -               Services Inc.
Technologies III

Peter S. Velardi               Ameriprise Financial                                            Senior Vice President -
Senior Vice President -        Services Inc.                                                   Field Management
Field Management

Andrew O. Washburn             Ameriprise Financial                                            Vice President - Mutual Fund
Vice President -               Services Inc.                                                   Marketing
Marketing

Beth E. Weimer                 Ameriprise Financial                                            Vice President and Chief
Vice President and             Services Inc.                                                   Compliance Officer -
Chief Compliance Officer                                                                       Asset Management and
                                                                                               Insurance

                               American Express Asset                                          Chief Compliance Officer
                               Management International

                               Kenwood Capital                                                 Chief Compliance Officer
                               Management LLC

                               RiverSource Investments LLC                                     Chief Compliance Officer

                               RiverSource                                                     Chief Compliance Officer
                               Service Corporation

Jeffery A. Williams            Ameriprise Financial                                            Senior Vice President -
Senior Vice President -        Services Inc.                                                   Cross-Sell/Strategic
Cross-Sell/Strategic                                                                           Management
Management

William J. Williams            Ameriprise Financial                                            Senior Vice President - Field
Senior Vice President -        Services Inc.                                                   Management
Field
Management

Dianne L. Wilson               Ameriprise Financial                                            Vice President - Insurance
Vice President -               Services Inc.                                                   Operations
Insurance Operations
                               Amex Assurance Company                                          Director and Senior Vice
                                                                                               President

                               Ameriprise Auto & Home                                          Vice President
                               Insurance
                               of Kentucky Inc.

                               Ameriprise Auto & Home                                          Vice President
                               Insurance
                               of Maryland Inc.

                               Ameriprise Auto & Home                                          Vice President
                               Insurance
                               of Pennsylvania Inc.

                               Ameriprise Insurance Company                                    Director

                               IDS Property Casualty Company                                   Director and Senior Vice
                                                                                               President

Michael R. Woodward            Ameriprise Financial                                            Senior Vice President -
Senior Vice President -        Services Inc.                                                   Field Management
Field Management
                               American Centurion Life            20 Madison Ave. Extension    Director
                               Assurance Company                  Albany, NY 12205-0555

                               IDS Life Insurance Company P.O.                                 Director
                               Box 5144
                               of New York Albany, NY 12205

John R. Woener                 Ameriprise Financial                                            Senior Vice President -
Senior Vice President -        Services Inc.                                                   Strategic Planning and
Strategic Planning and                                                                         Business Development
Business Development

* Unless otherwise noted, address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

Item 27. Principal Underwriters.

(a) Ameriprise Financial Services, Inc. acts as principal underwriter for the following investment companies:

          AXP California Tax-Exempt Trust; AXP Dimensions Series, Inc.; AXP
          Discovery Series, Inc.; AXP Equity Series, Inc.; AXP Fixed Income
          Series, Inc.; AXP Global Series, Inc.; AXP Government Income Series,
          Inc.; AXP Growth Series, Inc.; AXP High Yield Income Series, Inc.; AXP
          High Yield Tax-Exempt Series, Inc.; AXP Income Series, Inc.; AXP
          International Series, Inc.; AXP Investment Series, Inc.; AXP Managed
          Series, Inc.; AXP Market Advantage Series, Inc.; AXP Money Market
          Series, Inc.; AXP Partners Series, Inc.; AXP Partners International
          Series, Inc.; AXP Progressive Series, Inc.; AXP Sector Series, Inc.;
          AXP Selected Series, Inc.; AXP Special Tax-Exempt Series Trust; AXP
          Stock Series, Inc.; AXP Strategy Series, Inc.; AXP Tax-Exempt Series,
          Inc.; AXP Tax-Free Money Series, Inc.; Growth Trust; Growth and Income
          Trust; Income Trust; Tax-Free Income Trust; World Trust; Ameriprise
          Certificate Company; Advisory Hedged Opportunity Fund.

(b)  As to each director, officer or partner of the principal underwriter:
         Name and Principal                        Position and Offices with                 Offices with Registrant
         Business Address*                         Underwriter
         Gumer C. Alvero                           Vice President - General                  None
                                                   Manager Annuities

         Ward D. Armstrong                         Senior Vice President -                   None
                                                   Retirement Services and
                                                   Riversource Investments

         John M. Baker                             Vice President - Chief                    None
                                                   Client Service Officer

         Dudley Barksdale                          Vice President - Service                  None
                                                   Development

         Timothy V. Bechtold                       Vice President -                          None
                                                   Insurance Products

         Arthur H. Berman                          Senior Vice President and Treasurer       None

         Walter S. Berman                          Director                                  None

         Robert C. Bloomer                         Vice President - Technologies III         None

         Leslie H. Bodell                          Vice President - Technologies I           None

         Rob Bohli                                 Group Vice President -                    None
         10375 Richmond Avenue #600                South Texas
         Houston, TX 77042

         Walter K. Booker                          Group Vice President -                    None
         61 South Paramus Road                     New Jersey
         Mack-Cali Office Center IV,
         3rd Floor
         Paramus, NJ 07652

         Bruce J. Bordelon                         Group Vice President -                    None
         1333 N. California Blvd.,                 Northern California
         Suite 200
         Walnut Creek, CA 94596

         Randy L. Boser                            Vice President - Mutual Fund              None
                                                   Business Development

         Richard N. Bush                           Senior Vice President -
                                                   Corporate Tax

         Uzma S. Burki                             Vice President - Organizational           None
                                                   & Talent Development

         Kenneth J. Ciak                           Vice President and                        None
         IDS Property Casualty                     General Manager - IDS
         1400 Lombardi Avenue                      Property Casualty
         Green Bay, WI 54304

         Paul A. Connolly                          Vice President - RL HR/US Retail          None

         James M. Cracchiolo                       Director, President, Chairman of          None
                                                   the Board and Chief Executive
                                                   Officer

         Colleen Curran                            Vice President and                        None
                                                   Assistant General Counsel

         Luz Maria Davis                           Vice President - Employee                 None
                                                   Communications

         Scott M. DiGiammarino                     Group Vice President -                    None
         Suite 500, 8045 Leesburg                  Washington D.C./Baltimore
         Pike
         Vienna, VA 22182

         Paul James Dolan                          Vice President - CAO Product Sales

         Kenneth Dykman                            Group Vice President -                    None
         625 Kenmor Ave South East                 Greater Michigan
         Suite 301
         Grand Rapids, MI 49546

         William V. Elliot                         Vice President - Financial                None
                                                   Planning and Advice

         William J. Emptage                        Vice President - Strategic Planning       None

         Benjamin R. Field                         Vice President - Finanace                 None
                                                   Education and Planning Services

         Gordon M. Fines                           Vice President - Senior                   None
                                                   Portfolio Manager I

         Giunero Floro                             Vice President - Creative                 None
                                                   Services

         Terrence J. Flynn                         Vice President - Brokerage                None
                                                   Clearing Operations

         Jeffrey P. Fox                            Vice President - Investment               Treasurer
                                                   Accounting

         Peter A. Gallus                           Vice President - CAO - Investment
                                                   Management

         Laura C. Gagnon                           Vice President - Investor Relations       None

         Gary W. Gassmann                          Group Vice President -                    None
         2677 Central Park Boulevard               Detroit Metro
         Suite 350
         Southfield, MN 48076

         John C. Greiber                           Group Vice President -                    None
                                                   Minnesota/Iowa

         Martin T. Griffin                         Vice President and National Sales         None
                                                   Manager External Channel

         Steven Guida                              Vice President -                          None
                                                   New Business and Service

         Teresa A. Hanratty                        Senior Vice President -                   None
         Suites 6&7                                Field Management
         169 South River Road
         Bedford, NH 03110

         Lorraine R. Hart                          Vice President - Fixed Income             None
                                                   Investments Administration
                                                   Officer

         Janis K. Heaney                           Vice President -                          None
                                                   Incentive Management

         Brian M. Heath                            Director, Senior Vice President -         None
         Suite 150                                 Advisor Group
         801 E. Campbell Road
         Richardson, TX 75081

         Jon E. Hjelm                              Group Vice President -                    None
         655 Metro Place South                     Ohio Valley
         Suite 570
         Dublin, OH 43017

         David X. Hockenberry                      Group Vice President -                    None
         830 Crescent Centre Drive                 Mid South
         Suite 490
         Franklin, TN 37067-7217

         Kelli A. Hunter                           Executive Vice President -                None
                                                   Human Resources

         Debra A. Hutchinson                       Vice President - Technologies I           None

         Theodore M. Jenkin                        Group Vice President -                    None
         6000 Freedom Square Drive                 Steel Cities
         Suite 300
         Cleveland, OH 44131

         James M. Jensen                           Vice President -                          None
                                                   Compensation and Licensing
                                                   Services

         Gregory C. Johnson                        Group Vice President -                    None
         4 Atrium Drive, #100                      Upstate New York/Vermont
         Albany, NY 12205

         Jody M. Johnson                           Group Vice President -                    None
                                                   Twin Cities Metro

         Paul R. Johnston                          Secretary

         Nancy E. Jones                            Vice President - Advisor                  None
                                                   Marketing

         William A. Jones                          Vice President - Technologies III         None

         John C. Junek                             Senior Vice President and                 None
                                                   General Counsel

         Ora J. Kaine                              Vice President -                          None
                                                   Retail Distribution Services

         Michelle M. Keeley                        Senior Vice President -                   None
                                                   Fixed Income

         Raymond G. Kelly                          Group Vice President -                    None
         Suite 250                                 Northern Texas
         801 East Campbell Road
         Richardson, TX 75081

         Claire Kolmodin                           Vice President - Strategic                None
                                                   Initiatives

         Neysa A. Alecu                            Money Laundering Prevention               None
                                                   Officer

         Benji Orr                                 Deputy Money Laundering                   None
                                                   Prevention Officer

         Lori J. Larson                            Vice President - Advisor                  None
                                                   Field Force Growth and
                                                   Retention

         Daniel E. Laufenberg                      Vice President - Chief                    None
                                                   U.S. Economist

         Jane W. Lee                               Vice President - General                  None
                                                   Manager Platinum Financial
                                                   Services

         Catherine M. Libbe                        Vice President - Marketing                None
                                                   & Product Retirement Services

         Diane D. Lyngstad                         Chief Financial Officer and               None
                                                   Vice President - Comp and
                                                   Licensing Services

         Kurt W. Lofgren                           Vice President and Chief Compliance
                                                   Officer - U.S. Retail Distribution

         Andrew J. MacMillan                       Senior Vice President - Corporate         None
                                                   Communications & Government Affairs

         Timothy J. Masek                          Vice President -                          None
                                                   Fixed Income Research

         Frank A. McCarthy                         Vice President - External                 None
                                                   Products Group and Personal
                                                   Trust Services

         Brian J. McGrane                          Vice President and LFO                    None
                                                   Officer - Finance

         Dean O. McGill                            Group Vice President -                    None
         11835 W. Olympic Blvd                     Los Angeles Metro
         Suite 900 East
         Los Angeles, CA 90064

         Jeffrey McGregor                          Vice President and National                None
                                                   Sales Manager for Distribution

         Sarah M. McKenzie                         Vice President - Managed and              None
                                                   Brokerage Products

         Jeryl A. Millner                          Senior Vice President                     None

         Penny J. Meier                            Vice President - Business                 None
                                                   Transformation/Six Sigma

         Paula R. Meyer                            Senior Vice President and                 President
                                                   General Manager - Mutual Funds

         Rebecca A. Nash                           Vice President - Service                  Non
                                                   Operations

         Thomas V. Nicolosi                        Group Vice President -                    None
         Suite 220                                 New York Metro Area
         500 Mamaroneck Ave.
         Harrison, NY 10528

         Patrick H. O'Connell                      Group Vice President -                    None
         Commerce Center One                       Southern New England
         333 East River
         Hartford, CT 06108-4200

         Francois B. Odouard                       Vice President - Brokerage                None

         Michael J. O'Keefe                        Vice President -                          None
                                                   Advisory Business Systems

         Geoffery Oprandy                          Group Vice President - Southwest          None
         11811 N. Tatum Blvd. Suite 1030
         Phoenix, AZ 85028

         Douglas J. Parish                         General Auditor                           None

         Kristi L. Petersen                        Vice President - One Account              None
                                                   and Cash

         John G. Poole                             Group Vice President -                    None
         14755 North Outer Forty Road              Gateway/Springfield
         Suite 500
         Chesterfield, MO 63017

         Larry M. Post                             Group Vice President -                    None
         2 Constitution Plaza                      New England
         Charlestown, MA 02129

         Michael J. Rearden                        Group Vice President -                    None
         1800 S. Pine Island Road, Suite 510       Southern Florida
         Plantation, FL 33324

         Ralph D. Richardson III                   Group Vice President -                    None
         Suite 100                                 Carolinas
         5511 Capital Center Drive
         Raleigh, NC 27606

         Mark A. Riordan                           Vice President - Finance                  None
                                                   Emerging Technologies

         Maximillian G. Roth                       Group Vice President -                    None
         1400 Lombardi Avenue                      Wisconsin/Upper Michigan
         Suite 202
         Green Bay, WI 54304

         Andrew C. Schell                          Vice President - Strategy                 None
                                                   and Planning

         Mark E. Schwarzmann                       Senior Vice President -                   None
                                                   Insurance and Annuities

         Gary A. Scott                             Vice President - Client                   None
                                                   Acquisition Marketing and
                                                   Services

         Jacqueline M. Sinjem                      Vice President - Plan                     None
                                                   Sponsor Services

         Martin S. Solhaug                         Vice President - International            None
                                                   Comp and Benefits

         Albert L. Soule                           Group Vice President -                    None
         6925 Union Park Center                    Western Frontier
         Suite 200
         Midvale, UT 84047

         Bridget M. Sperl                          Senior Vice President -                   None
                                                   Client Service Organization

         Kathy Stalwick                            Vice President                            None

         Paul J. Stanislaw                         Group Vice President -                    None
         Suite 1100                                Southern California/Hawaii
         Two Park Plaza
         Irvine, CA 92614

         Lisa A. Steffes                           Vice President -                          None
                                                   Marketing Officer
                                                   Development

         David K. Stewart                          Vice President and Controller             None

         Jeffrey J. Stremcha                       Vice President - Technologies I           None

         John T. Sweeney                           Vice President, Lead Financial            None
                                                   Officer - Banking, Brokerage
                                                   and Managed Products

         Joseph E. Sweeney                         Senior Vice President,                    None
                                                   General Manager - U.S. Brokerage
                                                   and Membership Banking

         Craig P. Taucher                          Group Vice President -                    None
         Suite 150                                 Georgia/North Florida
         4190 Belfort Rd.
         Jackonville, FL 32216

         Neil G. Taylor                            Group Vice President -                    None
         601 108th Ave North East                  Pacific Northwest
         Suite 1800
         Bellevue, WA 98004-5902

         William F. "Ted" Truscott                 Senior Vice President and                 Board member and
                                                   Chief Investment Officer                  Vice President

         George F. Tsafaridis                      Vice President - Quality &                None
                                                   Service Support

         Janet M. Vandenbark                       Group Vice President -                    None
         3951 Westerre Parkway, Suite 250          Virginia
         Richmond, VA 23233

         Ramanathan Venkataramanan                 Vice President - Technologies III         None

         Peter S. Velardi                          Senior Vice President -                   None
                                                   Field Management

         Andrew O. Washburn                        Vice President -                          None
                                                   Mutual Fund Marketing

         Donald F. Weaver                          Group Vice President -                    None
         3500 Market Street,                       Eastern Pennsylvania/
         Suite 200                                 Delaware
         Camp Hill, PA 17011

         Beth E. Weimer                            Vice President and                        None
                                                   Chief Compliance Officer - Asset
                                                   Management and Insurance

         Phil Wentzel                              Vice President - Finance                  None

         Robert K. Whalen                          Group Vice President -                    None
         939 West North Ave                        Chicago Metro
         Chicago, IL 60606

         Jeffrey A. Williams                       Senior Vice President -                   None
                                                   Cross-Sell/Strategic
                                                   Management

         William J. Williams                       Senior Vice President -                   None
                                                   Field Management

         Dianne L. Wilson                          Vice President - Insurance                None
                                                   Operations

         Gayle W. Winfree                          Group Vice President -                    None
         1 Galleria Blvd. Suite 1900               Delta States
         Metairie, LA 70001

         Abraham L. Wons                           Vice President - Investments Risk         None
                                                   Management

         Michael R. Woodward                       Senior Vice President -                   None
         32 Ellicott St                            Field Management
         Suite 100
         Batavia, NY 14020

         John R. Woerner                           Senior Vice President - Strategic         None
                                                   Planning and Business Development

* Business address is: 70100 Ameriprise Financial Center, Minneapolis, MN 55474 unless otherwise noted.

Item 27 (c).   Not Applicable.

Item 28.       Location of Accounts and Records

               Ameriprise Financial, Inc.
               70100 Ameriprise Financial Center
               Minneapolis, MN  55474

Item 29.       Management Services

               Not Applicable.

Item 30.       Undertakings

               Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, AXP High Yield Tax-Exempt Series, Inc., certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485 (b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis, and the State of Minnesota on the 26th day of Jan., 2006.


AXP HIGH YIELD TAX-EXEMPT SERIES, INC.



By /s/   Paula R. Meyer
   ----------------------
         Paula R. Meyer, President



By /s/   Jeffrey P. Fox
   ----------------------
         Jeffrey P. Fox, Treasurer

Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 26th day of Jan., 2006.


Signature                                            Capacity


/s/  Arne H. Carlson*                                Chair of the Board
---------------------
     Arne H. Carlson

/s/  Kathleen A. Blatz*                              Director
-----------------------
     Kathleen A. Blatz

/s/  Patricia M. Flynn*                              Director
------------------------
     Patricia M. Flynn

/s/  Anne P. Jones*                                  Director
-------------------
     Anne P. Jones

/s/  Jeffrey Laikind*                                Director
---------------------
     Jeffrey Laikind

/s/  Stephen R. Lewis, Jr.*                          Director
-----------------------------
     Stephen R. Lewis, Jr.

/s/  Catherine James Paglia*                         Director
-----------------------------
     Catherine James Paglia

/s/  Alan K. Simpson*                                Director
---------------------
     Alan K. Simpson

/s/  Alison Taunton-Rigby*                           Director
---------------------------
     Alison Taunton-Rigby

/s/  William F. Truscott*                            Director
-------------------------
     William F. Truscott

* Signed pursuant to Directors' Power of Attorney, dated Jan. 11, 2006, filed electronically herewith as Exhibit (q)(1) by:


/s/ Leslie L. Ogg
------------------------------
    Leslie L. Ogg

                CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 47
                      TO REGISTRATION STATEMENT NO. 2-63552


This post-effective amendment comprises the following papers and documents:

The facing sheet.

Part A.

     The prospectus for:
        RiverSource Tax-Exempt High Income Fund
        (formerly AXP High Yield Tax-Exempt Fund).


Part B.

     Statement of Additional Information

     Financial statements.

Part C.

     Other information.


The signatures.